Prospectus
May 1, 2026

SECUREDESIGNS® VARIABLE ANNUITY
Important Privacy Notice Included
Variable annuity contracts issued by
First Security Benefit Life Insurance and Annuity Company of New York
and offered by Security Distributors, LLC
32-69594-00 2026/05/01
6959

SECUREDESIGNS® VARIABLE ANNUITY
Individual Flexible Purchase Payment Deferred Variable Annuity Contract
Variable Annuity Account B
Issued By:	Mailing Address:
First Security Benefit Life Insurance and Annuity Company of New York 121 State Street Albany, New York 12207 1-800-355-4570 www.fsbl.com	First Security Benefit Life Insurance and Annuity Company of New York P.O. Box 750497 Topeka, Kansas 66675-0497

This Prospectus describes the SecureDesigns Variable Annuity—an Individual Flexible Purchase Payment Deferred Variable Annuity Contract (the “Contract”) offered by First Security Benefit Life Insurance and Annuity Company of New York (the “Company”). The Contract is available for individuals as a non-tax qualified contract. The Contract is also available for individuals in connection with a retirement plan qualified under Section 403(b), 408, or 408A of the Internal Revenue Code. The Contract may be available through third-party financial intermediaries who charge an advisory fee for their services. This fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee from your Contract Value, then this deduction will reduce death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax. The Contract is designed to give you flexibility in planning for retirement and other financial goals. This Prospectus is used with both prospective purchasers and current Owners.
The Contract is a complex investment and involves risks, including potential loss of principal. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in surrender charges, taxes, and tax penalties.
You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company, called Variable Annuity Account B (the “Separate Account”), or to the Fixed Account (if it is available under your Contract). Each Subaccount invests in a corresponding mutual fund (each, an “Underlying Fund”). More information about the Underlying Funds currently available under the Contract and the Fixed Account (if available) is available in Appendix A to this Prospectus (entitled “Investment Options Available Under the Contract”).
This Prospectus sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. Our obligations under the Contract are subject to our financial strength and claims-paying ability. This Prospectus should be kept for future reference. Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. Neither the refund nor the Contract Value will include any Credit Enhancements, if applicable. You should review this Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Expenses for this Contract, if purchased with the Extra Credit Rider, may be higher than expenses for a contract without the Extra Credit Rider. The amount of Credit Enhancement may be more than offset by additional fees and charges. All or a portion of your Credit Enhancement may be recaptured upon cancellation of your Contract under the free look provision, surrender, withdrawal, or death.

The Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency. The value of your Contract can go up and down and you could lose money.

Date: May 1, 2026
6959
Protected by U.S. Patent No. 7,251,623 B1.
32-69594-00 2026/05/01

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Definitions

Various terms commonly used in this Prospectus are defined as follows:
Accumulation Unit — A unit of measure used to calculate Contract Value.
Administrative Office — First Security Benefit Life Insurance and Annuity Company of New York, P.O. Box 750497, Topeka, Kansas 66675-0497.
Annuitant — The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, “Annuitant” means both Annuitants unless otherwise stated.
Annuity (“annuity”) — A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Designated Beneficiary during the period specified in the Annuity Options.
Annuity Options — Options under the Contract that prescribe the provisions under which a series of annuity payments are made.
Annuity Period — The period beginning on the Annuity Start Date during which annuity payments are made.
Annuity Start Date — The date when annuity payments begin.
Annuity Unit — A unit of measure used to calculate variable annuity payments under Annuity Options 1 through 6.
Automatic Investment Program — A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.
Bonus Credit — For certain Contracts issued between September 1, 2005 and December 31, 2007, an amount added to Contract Value under the Bonus Credit Rider.
Company — First Security Benefit Life Insurance and Annuity Company of New York. The Company is also identified herein as “we,” “our,” or “us.”
Contract — The flexible purchase payment deferred variable annuity contract described in this Prospectus.
Contract Date — The date the Contract begins as shown in your Contract. Contract anniversaries are measured from the Contract Date. The Contract Date is usually the date that the initial Purchase Payment is credited to the Contract.
Contract Debt — The unpaid loan balance including accrued loan interest.
Contract Value — The total value of your Contract which includes amounts allocated to the Subaccounts and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.
Contract Year — Each twelve-month period measured from the Contract Date.
Credit Enhancement — An amount added to Contract Value under the Extra Credit Rider.
Designated Beneficiary — The person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner prior to the Annuity Start Date.
Fixed Account — An account that is part of the Company’s General Account to which you may allocate all or a portion of your Contract Value to be held for accumulation at fixed rates of interest (which may not be less than the Guaranteed Rate) declared periodically by the Company.
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General Account — All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.
Guaranteed Rate — The minimum interest rate earned on Contract Value allocated to the Fixed Account, which accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state.
Internal Revenue Code or the Code — The Internal Revenue Code of 1986, as amended.
Investment Options — The Subaccounts and the Fixed Account (if available).
Owner — The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.
Purchase Payment — An amount initially paid to the Company as consideration for the Contract and any subsequent amounts paid to the Company under the Contract.
Separate Account — Variable Annuity Account B, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.
Subaccount — A division of the Separate Account which invests in a corresponding Underlying Fund.
Underlying Fund — A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.
Valuation Date — Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. Each Valuation Date closes at the end of regular trading on the New York Stock Exchange (normally, 3:00 p.m. Central time). The New York Stock Exchange is scheduled to be closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Valuation Period — A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next Valuation Date.
Withdrawal Value — The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any Contract Debt, any applicable withdrawal charges, any pro rata account administration charge and any uncollected premium taxes. If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. The Withdrawal Value during the Annuity Period under Annuity Option 5 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.
Overview of the Contract

Purpose of the Contract — The Contract is a variable annuity contract. It is designed for retirement planning purposes. You make investments in the Contract’s investment options during the accumulation phase. The value of your investments is used to calculate your benefits under the Contract. At the end of the accumulation phase, we use that accumulated value to calculate the payments that we make during the annuity phase. These payments can provide or supplement your retirement income. Generally speaking, the longer your accumulation phase, the greater your accumulated value may be for setting your benefits and annuity payouts. The Contract also includes a death benefit to help financially protect your Designated Beneficiary.
This Contract may be appropriate for you if you have a long investment time horizon. Each Purchase Payment is subject to a withdrawal charge for seven years from the date of that Purchase Payment. This means that a Purchase Payment made in year eight of the Contract will be subject to a withdrawal charge until year 15 of the Contract. Because of the withdrawal charge and the possibility of income tax and tax penalties on early withdrawals, the
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Contract should not be viewed as an investment vehicle offering low cost liquidity. Your financial goal in acquiring the Contract should focus on a long-term insurance product, offering the prospect of investment growth.
Phases of the Contract — The contract has two phases: (1) an accumulation phase (for savings) and (2) an annuity (payout) phase (for income).
Accumulation Phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. To accumulate value during the accumulation phase, you invest your Purchase Payments and earnings in the Subaccounts that are available under the Contract, which, in turn, invest in Underlying Funds with different investment strategies, objectives, and risk/reward profiles. You may allocate all or part of your Purchase Payments and Contract Value to the Subaccounts. Amounts that you allocate to a Subaccount will increase or decrease in dollar value depending in part on the investment performance of the Underlying Fund in which such Subaccount invests. The Fixed Account option (if available under your Contract), which guarantees the principal and a minimum interest rate, may also be available for investment. If the Fixed Account is available under your Contract, you may allocate all or part of your Purchase Payments to the Fixed Account, which is part of the Company's General Account.
Additional information about the Underlying Funds currently available under the Contract  and the Fixed Account (if available) is provided in Appendix A: Investment Options Available Under the Contract.
Annuity (Payout) Phase. The Annuity phase occurs after the Annuity Start Date and is when you or a designated payee begin receiving regular Annuity payments from your Contract. The Contract provides several Annuity Options. You should carefully review the Annuity Options with your financial or tax adviser. The payments may be fixed or variable or a combination of both. Variable payments will vary based on the performance of the Subaccounts you select. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed annuity.
Please note that if you annuitize, your investments will be converted to income payments and you generally will no longer be able to withdraw money at will from your Contract. However, there are certain payout options which provide for withdrawals. Optional benefits (e.g., the Annual Stepped Up Death Benefit) terminate upon annuitization.
Contract Features —
Accessing Your Money. Before your Contract is annuitized, you can withdraw money from your Contract at any time. If you take a withdrawal, you may have to pay a surrender charge and/or income taxes, including a tax penalty, if you are younger than age 59½.
Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) surrender of the Contract; (3) receiving a payment from us; or (4) payment of a death benefit.
Death Benefit. For Contract Owners aged 80 or younger on the Contract issue date, the Contract includes a standard death benefit that will pay the higher of Contract Value or total Purchase Payments (adjusted for any outstanding Contract Debt, any pro rata account administration charge, prior withdrawals, including any withdrawal charges, and any uncollected premium tax) upon your or the Annuitant’s death. For Contract Owners aged 81 and older on the Contract issue date, the standard death benefit will be equal to the Contract Value only. If you elect to purchase an optional rider that provides an enhanced death benefit for an additional charge, you have the opportunity to leave your beneficiary a death benefit greater than the standard death benefit.
Loans. If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may be able to borrow money under your Contract using the Contract Value as the only security for the loan. A loan must be taken and repaid prior to the Annuity Commencement Date.
Extra Credit Rider. For an additional cost during the first seven Contract Years, the Company adds to your Contract Value an amount known as a Credit Enhancement, which is based on a percentage of any Purchase Payments made in the first Contract Year. In the past, we offered a version of this rider at no cost. All or a portion of your Credit Enhancement may be recaptured upon free look, surrender, withdrawal, or death.
0-Year or 4-Year Alternate Withdrawal Charge. For an additional cost, this rider makes available an alternative, shorter withdrawal charge schedule. The withdrawal charge varies depending on the Purchase Payment age and will apply in lieu of the Contract’s seven-year withdrawal charge schedule.
Optional Living Benefits. Prior to February 1, 2010, we offered various optional living benefits that, for additional charges, offer protection against market risk (the risk that your investments may decline in value or underperform your expectations) and may guarantee a minimum lifetime income.
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Advisory Fees. Deductions from your Contract Value to pay third-party advisory fees are treated as withdrawals under the Contract, but no surrender charge (if applicable) is assessed on such withdrawals, and the deduction of advisory fees will not count toward the annual free withdrawal amount. If you elect to pay advisory fees from your Contract Value, then the deduction will reduce the death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
Additional Services — We offer several additional services:

Dollar Cost Averaging. You direct us to systematically transfer Contract Value among the Subaccounts and the Fixed Account (if available) on a monthly, quarterly, semiannual, or annual basis.
Asset Reallocation Option. You direct us to automatically reallocate your Contract Value to return to your original percentage investment allocations on a periodic basis.
Systematic Withdrawals. You receive regular automatic withdrawals from your Contract, on a monthly, quarterly, annual or semi-annual basis, provided that each payment must amount to at least $100 (unless we consent otherwise).
Important Information You Should Consider About the Contract

	FEES, EXPENSES AND ADJUSTMENTS			Location in Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes. If you withdraw money from your Contract within 7 years following your last Purchase Payment, you may be assessed a surrender charge of up to 7%
(as a percentage of the portion of the withdrawal amount consisting of
Purchase Payments, including any Bonus Credits), declining to 0% in the eighth year.
For example, if you were to withdraw $100,000 during a surrender charge period, you would be assessed a charge of up to $7,000. This loss will be greater if there are taxes or tax penalties.
				Fee Table Fee Table – Examples Charges and Deductions – Contingent Deferred Sales Charge
Are There Transaction Charges?	No. Other than surrender charges (if any), there are no charges for other transactions (e.g., transferring money between investment options).			Not Applicable
Are There Ongoing Fees and Expenses?
Yes. The table below describes the current fees and expenses of the Contract that you may pay each year, depending on the Investment Options and optional benefits you choose. Interest on any Contract loans is not reflected. The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher. Please refer to your Contract specifi-
cations page for information about the specific fees you will pay each year based on the options you have elected.

Fee Table
Fee Table – Examples
Charges and Deductions
– Mortality and Expense
Risk Charge
Charges and Deductions
– Administration Charge
Charges and Deductions
– Account Adminis-
tration Charge
Charges and Deductions
– Optional Rider Charges
Appendix A – Underlying
Funds Available Under
the Contract

	Annual Fee	Minimum	Maximum
	Base Contract[1]	0.76%	1.01%
	(Underlying Fund fees and expenses)[2]	0.46%	3.38%
	Optional benefits available for an additional charge[3] (for a single optional benefit, if elected)	0.25%	0.70%
1
As a percentage of Contract Value allocated to the Separate Account. This amount includes the account administration charge.
2
As a percentage of Underlying Fund average net assets.
3
As a percentage of Contract Value.

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FEES, EXPENSES AND ADJUSTMENTS		Location in Prospectus

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

Lowest Annual Cost: $1,122.28	Highest Annual Cost: $3,913.07
Assumes:
●Investment of $100,000
●5% annual appreciation
●Least expensive combination of
Base Contract charge and
Underlying Fund fees and
expenses
●No optional benefits
●No sales charges or advisory fees
●No additional Purchase Payments,
transfers or withdrawals
●No Contract loans
●No Credit Enhancement amounts

Assumes:
●Investment of $100,000
●5% annual appreciation
●Most expensive combination of Base
Contract charge, optional benefits,
and Underlying Fund fees and
expenses
●No sales charges or advisory fees
●No additional Purchase Payments,
transfers or withdrawals
●No Contract loans
●No Credit Enhancement amounts

	RISKS	Location in Prospectus
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this Contract, including loss of principal.	Principal Risks of Investing in the Contract
Is this a Short-Term Investment?
No.
●This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
●Surrender charges, taxes and tax penalties may apply to withdrawals. If you take a withdrawal, a surrender charge may reduce the value of your
Contract or the amount of money that you actually receive. Withdrawals may also reduce or terminate Contract guarantees and may result in taxes and tax penalties.
●The benefits of tax deferral, long-term income, and living benefit guarantees mean the Contract is more beneficial to investors with a long time horizon.
Charges and Deductions – Contingent Deferred Sales Charge The Contract – General
What are the Risks Associated with the Investment Options?
●An investment in this Contract is subject to the risk of poor investment performance. Performance can vary depending on the performance of the
Investment Options that you choose under the Contract.
●Each investment option (including the Fixed Account, if available) has its own unique risks.
●You should review the Investment Options before making an investment decision.
Appendix A – Underlying Funds Available Under the Contract
What are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to us, First Security
Benefit Life Insurance and Annuity Company of New York. Any obligations
(including under the Fixed Account option), guarantees or benefits of the
Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about First Security Benefit Life Insurance and Annuity Company of New York,
including our financial strength ratings, is available upon request by calling
1-800-888-2461 or visiting www.fsbl.com.
Information About the Company, the Separate Account, and the Underlying Funds – First Security Benefit Life Insurance and Annuity Company of New York
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	RESTRICTIONS	Location in Prospectus
Are There Restrictions on the Investment Options?
Yes.
●Certain investment options may not be available under your Contract.
●Certain Subaccounts prohibit you from transferring out and back within a period of calendar days.
●We reserve the right to limit your transfers to 14 in a Contract Year, to suspend transfers and limit the transfer amounts, and to limit transfers in circumstances of frequent or large transfers.
●There are certain restrictions on transfers between the Fixed Account and
Subaccounts.
●We reserve the right to add, remove or substitute the Underlying Funds available as investment options under the Contract.
●We reserve the right to refuse any Purchase Payment, to further limit your ability to make subsequent Purchase Payments with advance notice, and to require our prior approval before accepting Purchase Payments.
The Contract – Transfers of Contract Value – Frequent Transfer Restrictions The Fixed Account – Transfers and Withdrawals from the Fixed Account Other Information – Changes to Investments
Are There Any Restrictions on Contract Benefits?
Yes.
●Optional benefits are only available at Contract issue. You cannot change or cancel the benefits that you select after they are issued.
●Certain optional benefits are subject to age restrictions.
●Certain optional benefits previously offered with the Contract are no longer available for purchase. We reserve the right to stop offering for purchase any currently available optional benefit at any time.
●Optional benefits may limit or restrict the investment options that you may select under the Contract. We may change these restrictions in the future.
●We do not have the right to modify or terminate an optional benefit.
Withdrawals, however, may reduce the value of an optional benefit by an amount greater than the value withdrawn or result in termination of the benefit.
Benefits Under the Contract – Optional Riders Appendix B - Riders Available for Purchase Only Prior to February 1, 2010
	TAXES	Location in Prospectus
What are the Contract’s Tax Implications?
●If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
●Consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.
●If you purchased the Contract through a tax-qualified plan or IRA, you do not get any additional tax benefit under the Contract.
●Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59½.
The Contract – Withdrawals to Pay Advisory Fees Charges and Deductions – Deduction of Advisory Fees Federal Tax Matters Federal Tax Matters – Qualified Plans
	CONFLICTS OF INTEREST	Location in Prospectus
How are Investment Professionals Compensated?
Your investment professional may receive compensation for selling this
Contract to you, in the form of commissions, additional payments, and non-cash compensation. We may share the revenue we earn on this Contract with your investment professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or is compensated less.
Other Information – Sale of the Contract
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	CONFLICTS OF INTEREST	Location in Prospectus
Should I Exchange my Contract?
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange a contract you already own if you determine, after comparing the features, fees and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Additional Compensation Paid to Selected Selling Broker-Dealers
Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, surrendering, or making withdrawals from an Investment Option or from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from an Investment Option or from the Contract, or transfer Contract Value between Investment Options. State premium taxes may also be deducted. The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher.
Transaction Expenses
Charge
Sales Load on Purchase Payments	None
Maximum Surrender Charge (as a percentage of amount withdrawn attributable to Purchase Payments)	7%[1]
Transfer Processing Fee (per transfer)	None
1 We also refer to this charge as a contingent deferred sales charge, withdrawal charge, and sales charge. The amount of the surrender charge is determined by reference to how long your Purchase Payments or Bonus Credits have been held under the Contract. Free withdrawals are available equal to (1) 10% of Purchase Payments, excluding any Credit Enhancements and/or Bonus Credits, in the first Contract Year, and (2)
10% of Contract Value as of the first Valuation Date of the Contract Year in each subsequent Contract Year. See “Full and Partial Withdrawals”
and “Contingent Deferred Sales Charge” for more information.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Underlying Fund fees and expenses). If you choose to purchase an optional rider, you will pay additional charges, as shown below.
Annual Contract Expenses
Charge
Administrative Expenses	$30.00[1]
Net Loan Interest Charge (as an annual percentage of Contract Value allocated to the Loan Account)[2]	4.40%
Base Contract Expenses (as a percentage of average Contract Value)[3]	1.00%
Riders Available for Purchase with the Contract*
Annual Stepped Up Death Benefit Rider	0.25%
4% Extra Credit Rider[4]	0.55%
Alternate Withdrawal Charge (0-Year)	0.70%
Alternate Withdrawal Charge (4-Year)	0.60%[5]
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Riders No Longer Available – Available for Purchase ONLY Prior to February 1, 2010
3% Guaranteed Minimum Income Benefit	0.25%
5% Guaranteed Minimum Income Benefit	0.40%
	Current	Maximum
Guaranteed Minimum Withdrawal Benefit Rider[6]	0.55%	1.10%
3% Extra Credit[4]	0.40%
5% Extra Credit[4]	0.70%
*
If you purchase any optional riders, the charge will be deducted from your Contract Value. Total rider charges cannot exceed 2.00% of
Contract Value for riders elected prior to February 1, 2010 (1.00% for Contracts issued prior to June 19, 2006 with a 0-Year Alternate
Withdrawal Charge Rider).
1
We call this the account administration charge in your Contract, as well as in other places in this prospectus. An account administration charge of $30 is deducted at each Contract anniversary and a pro rata account administration charge is deducted (1) upon full withdrawal of
Contract Value; (2) upon the Annuity Start Date; and (3) upon payment of a death benefit. The account administration charge will be waived if your Contract Value is $50,000 or more on the date it is to be deducted. This fee is presented as part of the Base Contract Expenses in the section entitled “Important Information You Should Consider About Your Contract” earlier in this prospectus.
2
The net loan cost of 4.4% is the difference between the amount of interest the Company charges you for a loan (7.4%) and the amount of interest the Company credits to the Loan Account (3%).
3
This charge is comprised of both an annual mortality and expense risk charge and an annual administration charge. The administration charge is equal to an annual rate of 0.15% and is deducted daily. The mortality and expense risk charge is 0.85% but is reduced for larger
Contract Values as follows: At least $25,000 but less than $100,000 – 0.70%; $100,000 or more – 0.60%. The minimum mortality and expense risk charge of 0.60% is deducted daily. Any mortality and expense risk charge above the minimum charge is deducted from your
Contract Value on a monthly basis. During the Annuity Period, the annual mortality and expense risk charge is 1.25%, in lieu of the amounts described above, and is deducted daily. See the discussion under Base Contract Expenses – “Mortality and Expense Risk Charge” later in this Prospectus.
4
The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.
5
If the Company issued your rider before September 1, 2005, the charge for the 4-year Alternate Withdrawal Charge Rider is 0.55%.
6
The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% on an annual basis. Please see the discussion under “Guaranteed Minimum
Withdrawal Benefit” In Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010. The current charge for such rider is used in calculating the maximum rider charge of 1.70% (1.55% if your Contract was issued before September 1,
2005; provided however, that you may not select riders with total charges in excess of 1.00% if one of the riders you select is the 0-Year
Alternate Withdrawal Charge Rider).

The next table below shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay periodically during the time that you own the Contract. Expenses shown may change over time and may be higher or lower in the future. A complete list of Underlying Funds available under the Contract, including their annual expenses, may be found in Appendix A to this Prospectus.
Annual Underlying Fund Expenses
	Minimum	Maximum
Annual Underlying Fund Expenses (expenses deducted from Underlying Fund assets include management fees, distribution (12b-1) fees, service fees and other expenses)	0.46%	3.38%
Net Annual Underlying Fund Expenses (after contractual waivers/reimbursements)[1]	0.46%	3.19%
1
Certain of the Underlying Funds have entered into contractual expense waiver or reimbursement arrangements that reduce fund expenses during the period of the arrangement. These arrangements vary in length and are in place at least through April 30, 2027.

Examples — These Examples are intended to help you compare the cost of investing in the Subaccounts with the cost of investing in other annuity contracts that offer Variable Options. These costs include transaction expenses, Annual Contract Expenses and annual Underlying Fund fees and expenses but do not include state premium taxes, which may be applicable to your Contract. The Examples do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such fees were reflected, the costs would be higher.
The Example assumes all Contract value is allocated to the Subaccounts. Your costs could differ from those shown below if you invest in the Fixed Account (if available).
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These Examples assume that you invest $100,000 in the Subaccounts for the time periods indicated. The Examples also assume that your investment has a 5% return each year and you elect the most expensive combination of optional benefits available for an additional charge. The first Example assumes the most expensive Annual Underlying Fund Expenses. The second Example assumes the least expensive Annual Underlying Fund Expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Based on the Most Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$12,316.99	$23,219.44	$33,048.60	$57,670.06
If you do not surrender; or if you annuitize your Contract at the end of the applicable time period.	$6,055.07	$17,968.27	$29,623.59	$57,670.06
Based on the Least Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$9,561.33	$15,425.06	$20,493.09	$34,740.63
If you do not surrender; or if you annuitize your Contract at the end of the applicable time period	$3,197.22	$9,768.43	$16,582.58	$34,740.63
Principal Risks of Investing in the Contract

Risk of Investment Loss — The Contract involves risks, including possible loss of principal. You bear the risk of any decline in the Contract Value resulting from the performance of the Subaccounts you have chosen. Your losses could be significant. This risk could have a significant negative impact on certain benefits and guarantees under the Contract.
This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This Contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Short-Term Investment Risk/Withdrawal Risk — This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. If you plan to withdraw money or surrender the Contract for short-term needs, it may not be the right contract for you. A withdrawal charge may be assessed on withdrawals and surrenders, and it could be substantial. Each Purchase Payment is subject to a withdrawal charge for seven years from the date of that Purchase Payment. This means that a Purchase Payment made in year eight of the Contract will be subject to a withdrawal charge until year 15 of the Contract. If you make a withdrawal prior to age 59½, there may be adverse tax consequences, including a 10% IRS penalty tax. A withdrawal could reduce the value of certain optional benefits by an amount greater than the amount withdrawn and could result in termination of the benefit. A total withdrawal (surrender) will result in the termination of your Contract and any benefits. The benefits of tax deferral, long-term income, and living benefit protections mean that this Contract is more beneficial to investors with a long time horizon.
Subaccount Risk — Amounts that you invest in the Subaccounts are subject to the risk of poor investment performance. You assume the investment risk. Generally, if the Subaccounts that you select make money, your Contract Value goes up, and if they lose money, your Contract Value goes down. Each Subaccount’s performance depends on the performance of its Underlying Fund. Each Underlying Fund has its own investment risks, and you are exposed to the Underlying Fund’s investment risks when you invest in a Subaccount. You are responsible for selecting Subaccounts that are appropriate for you based on your own individual circumstances, investment goals, financial situation, and risk tolerance. The investment risks are described in the prospectuses for the Underlying Funds.
Managed Volatility Fund Risk — Certain Underlying Funds utilize managed volatility strategies. These risk management techniques help us manage our financial risks associated with the Contract’s guaranteed rider benefits, like living and death benefits, because they reduce the incidence of extreme outcomes, including the probability of large gains or losses. However, these strategies can also limit your participation in rising equity markets, which may limit the potential growth of your Contract Value and guaranteed rider benefits and may therefore conflict with your personal investment objectives. In addition, the cost of these hedging strategies may negatively impact performance.
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Purchase Payment Risk — Your ability to make subsequent Purchase Payments is subject to restrictions. We reserve the right to refuse any Purchase Payment, to further limit your ability to make subsequent Purchase Payments with advance notice, and to require our prior approval before accepting Purchase Payments. There is no guarantee that you will always be permitted to make Purchase Payments.
Financial Strength and Claims-Paying Ability Risk — All guarantees under the Contract that are paid from our General Account (including under any Fixed Account option) are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
Business Disruption and Cybersecurity Risk — Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is vulnerable to systems failures and cyber-attacks. Systems failures and cyber-attacks may adversely affect us, your Contract, and your Contract Value. In addition to cybersecurity risks, we are exposed to the risk that natural and man-made disasters, pandemics (like COVID-19), catastrophes, geopolitical disputes and military actions may significantly disrupt our business operations and our ability to administer the Contract. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with systems failures, cyber-attacks, or natural and man-made disasters, pandemics and catastrophes. We note that there may be an increased risk of cyberattacks during periods of geopolitical or military conflicts. For more information about these risks, see “More About the Contract – Business Disruption and Cybersecurity Risks.”
Credit Enhancement Risk — Expenses for a Contract with a Credit Enhancement may be higher than for a Contract without a Credit Enhancement. The amount of the Purchase Payment credit may be more than offset by the fees and charges associated with the credit. In addition, Credit Enhancements are excluded from the calculation of the optional living and death benefits. This means that, unlike Purchase Payments, Credit Enhancements do not increase the value of such benefits.
Tax Consequences Risk — Withdrawals are generally taxable (to the extent of any earnings on the Contract), and prior to age 59½ a tax penalty may apply. In addition, even if the Contract is held for years before any withdrawal is made, the withdrawals are taxable as ordinary income rather than capital gains.
Advisory Fee Deduction Risk — If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefit and guaranteed rider benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
Contract Changes Risk — From time to time, we make changes to the Contract. We may limit the number of transfers to 14 in a Contract Year. We may restrict your ability to make subsequent Purchase Payments. We may limit the number of loans you may have outstanding at any time. We reserve the right to add, remove or substitute the Underlying Funds available as investment options under the Contract in accordance with applicable law. We may change the investment restrictions under certain optional benefits, and we may stop offering for purchase any currently available optional benefit at any time.
Information About the Company, the Separate Account, and the Underlying Funds

First Security Benefit Life Insurance and Annuity Company of New York — First Security Benefit Life Insurance and Annuity Company of New York is a stock life insurance company organized under the insurance laws of the State of New York on November 8, 1994. The Company offers fixed and variable annuity contracts in New York and is admitted to do business in that state. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Principal Underwriter for the Contract is Security Distributors, LLC (“SDL”), One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, an affiliate of the Company, is registered as a broker-dealer with the SEC and is a wholly-owned subsidiary of Security Benefit Life Insurance Company and is a member of the Financial Regulatory Authority (“FINRA”).
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in
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reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.fsbl.com or visiting the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
Published Ratings — The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company and Standard & Poor’s. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best’s Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor’s Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings, which are subject to change, are opinions as to an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.
Separate Account — The Company established the Separate Account under New York law on January 22, 1996. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. Such Separate Account assets are not subject to claims of the Company’s creditors.
The Separate Account consists of accounts referred to as Subaccounts. The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. Contract value allocated to a Subaccount will vary based on the investment experience of the corresponding Underlying Fund in which the Subaccount invests. There is a risk of loss of the entire amount invested.
The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles. See “Changes to Investments.”
The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of the Company.
We do not guarantee the investment results of the Separate Account. Accumulated Value allocated to a Subaccount will vary based on the investment experience of the corresponding Investment Option in which the Subaccount invests. You bear the risk of any decline in the Accumulated Value of your Contract resulting from the performance of the Investment Option you have chosen. There is a risk of loss of the entire amount invested.
Underlying Funds — Each Underlying Fund is an open-end management investment company or a series thereof and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policies of the Underlying Fund. Each Underlying Fund has its own investment objectives and policies.
As described in more detail in the Underlying Fund prospectuses, certain Underlying Funds employ managed volatility strategies that are intended to reduce the Underlying Fund’s overall volatility and downside risk, and those Underlying Funds may help us manage the risks associated with providing certain guaranteed rider benefits under the Contract. Investing in Underlying Funds with managed volatility strategies may impact the value of certain guaranteed benefits under the Contract. During rising markets, the hedging strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in an Underlying Fund without a managed volatility strategy. In addition, the cost of these hedging strategies may negatively impact performance. On the other hand, investing in an Underlying Fund with a managed volatility strategy may be helpful in a declining market with higher market volatility because the strategy will often reduce your equity
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exposure in such circumstances. In such cases, your Contract Value may decline less than would have been the case if you had not invested in an Underlying Fund with a managed volatility strategy.
Certain Underlying Funds (sometimes called “alternative funds”) invest in positions that emphasize alternative investment strategies and/or nontraditional asset classes. These alternative investments involve a mix of strategies that offer potential diversification or market exposure benefits, but such alternative investment strategies may be riskier than traditional investment strategies. The strategies often involve speculative investment techniques, such as leverage and complex derivative instruments.
One of the Underlying Funds is a money market fund. There is no assurance that this Underlying Fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on the corresponding Subaccount may become low and possibly negative.
Shares of the Underlying Funds currently are not publicly traded. They are available only as investment options in variable annuity or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. Certain Underlying Funds have similar investment objectives and policies as other mutual funds managed by the same adviser. The investment results of the Underlying Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Underlying Funds will be comparable to the investment results of any other fund, even if both the Underlying Fund and the other fund are managed by the same adviser.
Information regarding each Underlying Fund, including its (i) name, (ii) type or investment objective, (iii) investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance, is available in an appendix to this Prospectus. See Appendix A: Underlying Funds Available Under the Contract. We cannot assure that any Underlying Fund will achieve its objective. Each Underlying Fund has issued a prospectus that contains more detailed information about the Underlying Fund. Read these prospectuses carefully before investing. Paper or electronic copies of the Underlying Fund prospectuses may be obtained by calling us at 1-800-888-2461, e-mailing us at FSBLProspectusRequests@securitybenefit.com or visiting https://vpx.broadridge.com/GetContract1.asp?doctype=pros&cid=sblife&fid=336277405&template=fsblny.
Certain Payments the Company and its Affiliates Receive with Regard to the Underlying Funds. The Company (and its affiliates) receives payments from some of the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receives can be significant. Where these payments are made, the advisers, sub-advisers, or distributors (or affiliate thereof) of those Underlying Funds have increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments can be used by the Company for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and in the Company’s role as an intermediary for the Underlying Funds. The Company and its affiliates may profit from these payments.
12b-1 Fees. The Company and/or its affiliate, SDL, the principal underwriter for the Contract, receive 12b-1 fees from certain of the Underlying Funds that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). 12b-1 fees are paid out of Underlying Fund assets as part of the Underlying Fund’s total annual operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that would otherwise be available for investment, and will reduce the Underlying Fund’s investment returns. Currently, the Company and SDL receive 12b-1 fees ranging from 0.05% to 0.35% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in Underlying Funds that pay 12b-1 fees.
Payments from Underlying Fund Service Providers. The Company (or its affiliates) also receives payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Underlying Fund assets. Owners, through their indirect investment in the Underlying Funds, bear the costs of these investment advisory fees (see the Underlying Funds’ prospectuses for more information). These payments usually are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Currently, the Company and its affiliates receive payments that range from 0.10% to 0.55% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in an Underlying Fund.
Other Payments. In the case of certain of the Underlying Funds, the Underlying Fund’s adviser, sub-adviser, distributor, or affiliates provide the Company (or its affiliates) and/or broker-dealers that sell the Contract (“selling
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firms”) with wholesaling services to assist the Company in the distribution of the Contract, pay the Company (or its affiliates) and/or selling firms amounts to participate in their national and regional sales conferences and meetings with their sales desks, and/or provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation as an incentive for them to market the Underlying Funds when offering or distribution the Contract and to cooperate with their promotional efforts for the Underlying Funds.
For details about the compensation payments the Company makes in connection with the sale of the Contract, see “Sale of the Contract.”
Total Payments. Currently, the Company and its affiliates, including SDL, receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof in the form of 12b-1 fees and/or other payments described above that range in total from a minimum of 0.25% to a maximum of 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Funds.
Selection of Underlying Funds. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s (or sub-adviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub-adviser, or an affiliate will make payments to the Company or its affiliates, as described above. These payment arrangements may create an incentive for us to select funds that pay us higher amounts. The Company also considers whether the Underlying Fund’s adviser is one of its affiliates, and whether the Underlying Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant assets. The Company does not recommend or endorse any particular Underlying Fund and does not provide investment advice.
Charges and Deductions

Certain charges will be deducted in connection with the Contract, as described below.
Transaction Expenses
Contingent Deferred Sales Charge — We also refer to this charge as the surrender charge, sales charge, or withdrawal charge in this Prospectus. The Company does not deduct sales charges from Purchase Payments before crediting them to your Contract Value. However, except as set forth below, the Company may assess a contingent deferred sales charge on a full or partial withdrawal, including systematic withdrawals, depending on how long your Purchase Payments have been held under the Contract. Purchase Payments include any Bonus Credits for purposes of assessing the withdrawal charge. As such, any Bonus Credits are subject to withdrawal charges on the same basis as Purchase Payments in the event of a full or partial withdrawal of any such Bonus Credits. Purchase Payments do not include Credit Enhancements for the purpose of assessing the withdrawal charge.
The Company will waive the withdrawal charge on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the free withdrawal amount. The free withdrawal amount is equal in the first Contract Year to 10% of Purchase Payments, excluding any Credit Enhancements and/or Bonus Credits made during the year and for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year.
The withdrawal charge applies to the portion of any withdrawal consisting of Purchase Payments and/or Bonus Credits that exceeds the free withdrawal amount. The withdrawal charge does not apply to withdrawals of earnings. Withdrawals are considered to come first from Purchase Payments, then Bonus Credits in the order they were received and then from earnings. Free withdrawal amounts do not reduce Purchase Payments and/or Bonus Credits for the purpose of determining future withdrawal charges. Also, under the Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, withdrawals of up to the Annual Withdrawal Amount are not subject to a withdrawal charge but reduce the free withdrawal amount otherwise available in that Contract Year.
The amount of the charge will depend on how long your Purchase Payments and/or Bonus Credits have been held under the Contract. Each Purchase Payment and Bonus Credit is considered to have a certain “age,” depending on the length of time since the Purchase Payment or Bonus Credit was effective. A Purchase Payment or Bonus Credit is “age one” in the year beginning on the date the Purchase Payment or Bonus Credit is applied by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:
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Purchase Payment or Bonus Credit Age (in years)	Withdrawal Charge
1	7%
2	7%
3	6%
4	5%
5	4%
6	3%
7	2%
8 and over	0%
The Company will deduct the withdrawal charge from your withdrawal payment, unless you request that the charge be deducted from remaining Contract Value and provided there is sufficient Contract Value available. If we deduct the withdrawal charge from your remaining Contract Value, the withdrawal charge is also subject to a withdrawal charge.
Example of Withdrawal Charge Deducted from Withdrawal Payment and Deducted from Remaining Contract Value. Assume:
(i)
A withdrawal of $20,000 is requested in Contract Year 2
(ii)
The remaining free withdrawal amount in Contract Year 2 is $10,000
If the Owner requests that the withdrawal charge be deducted from the withdrawal payment, the withdrawal charge would be $700, calculated as follows:
(Withdrawal Amount – Remaining Free Withdrawal Amount) x Withdrawal Charge %
($20,000 - $10,000) x 7% = $700
The $700 withdrawal charge is deducted from the withdrawal payment before the Company sends it to the Owner. The Contract Value decreases by $20,000 and the Owner receives a total payment of $19,300 ($20,000 - $700).
If the Owner requests that the withdrawal charge be deducted from the remaining Contract Value, the withdrawal charge would be $752.69, calculated as follows:
(Withdrawal Amount - Remaining Free Withdrawal Amount)	x	Withdrawal Charge %
1– Withdrawal Charge %
($20,000 - $10,000) x (7% / (1 - 7%))
$10,000 x (7% / 93%)
$10,000 x 7.5269% = $752.69
The $752.69 withdrawal charge is deducted from the Contract Value. The Contract Value decreases by $20,752.69 ($20,000 + $752.69) and the Owner receives a total payment of $20,000.
In no event will the amount of any withdrawal charge, when added to such charge previously assessed against any amount withdrawn from the Contract, exceed 7% of Purchase Payments and Bonus Credits paid under the Contract. In addition, no withdrawal charge will be imposed upon: (1) payment of death benefit proceeds; or (2) Annuity Options that provide for payments for life, or a period of at least seven years. The Company will assess the withdrawal charge against the Subaccounts and the Fixed Account in the same proportion as the withdrawal proceeds are allocated.
The withdrawal charge is designed to reimburse the Company for costs and other expenses associated with the promotion and sale of the Contract, such as paying sales commissions to broker-dealers. It is expected that actual expenses will be greater than the amount of the withdrawal charge. To the extent that all sales expenses are not recovered from the charge, such expenses may be recovered from other charges, including amounts derived indirectly from the mortality and expense risk charge.
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Premium Tax Charge — Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner’s state of residence, the Annuitant’s state of residence, and the insurance tax laws and the Company’s status in a particular state. The Company may assess a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. If assessed, the Company will deduct this charge upon the Annuity Start Date. The Company may deduct premium tax upon a full or partial withdrawal (including a systematic withdrawal or a withdrawal made to pay the fees of your investment adviser) if a premium tax has been incurred and is not refundable. No premium tax is currently imposed in the State of New York. The Company reserves the right to deduct premium taxes when due or any time thereafter.
Deduction of Advisory Fees — You may enter into a separate investment advisory agreement with an investment adviser that provides asset allocation services in connection with your Contract. We are not affiliated with those investment advisers, and we do not supervise or perform due diligence on investment advisers who may provide such asset allocation services. By entering into an agreement with the investment adviser for asset allocation services and executing the Company's investment adviser authorization form, you authorize the investment adviser to allocate your Contract Value among certain Subaccounts and make changes in your allocations from time to time, and you may authorize us to deduct amounts from your Contract Value to pay the investment adviser's fee in the amounts and at the times directed by the investment adviser in writing. You may terminate your investment adviser authorization at any time by sending written and signed notice of termination to our Administrative Office or submitting an electronic notice of termination to AAWF-NF@securitybenefit.com.
We will treat each deduction as a partial withdrawal from your Contract. However, no surrender charges will apply to such deductions, and the deductions will not count toward the annual free withdrawal amount. The Company will deduct the amount of the withdrawal from the Contract Value in the Subaccounts and the Fixed Account, according to the Owner’s or authorized investment adviser’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account. The investment advisory fee is paid to the investment adviser and is not a Contract charge retained by us. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay the investment adviser's fees may be subject to federal and state income tax and a 10% federal penalty tax.
The investment advisory fee is described more fully in the disclosure statement provided by the investment adviser. You should consult with your representative for details regarding the investment advisory services, including fees and expenses. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges.
Withdrawals from your Contract Value to pay advisory fees will reduce the death benefits and other guaranteed benefits under the Contract, perhaps significantly. See “Death Benefit” for an example of how withdrawals to pay advisory fees impact the Contract Value and standard death benefit.
Annual Contract Expenses
Administrative Expenses
Account Administration Charge — The Company deducts an account administration charge of $30 from Contract Value at each Contract anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. The Company will deduct a pro rata account administration charge (1) upon a full withdrawal; (2) upon the Annuity Start Date; and (3) upon payment of a death benefit. This charge is not deducted during the Annuity Period. The purpose of the charge is to compensate the Company for the expenses associated with administration of the Contract.
Base Contract Expenses
Mortality and Expense Risk Charge — The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0.60%, on an annual basis, of each Subaccount’s average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value at the time the charge is deducted, as set forth in the table below.
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Contract Value	Annual Mortality and Expense Risk Charge
Less than $25,000	0.85%
At least $25,000 but less than $100,000	0.70%
$100,000 or more	0.60%
During the Annuity Period, the mortality and expense risk charge is as follows:
Annuity Option	Annual Mortality and Expense Risk Charge
Annuity Options 5 & 6	See table immediately above.
Annuity Options 1-4, 7 & 8	1.25%
The expense risk is the risk that the Company’s actual expenses in issuing and administering the Contracts and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company’s actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract (i.e., for deaths occurring sooner than the Company’s actuarial tables predict).
The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses. See “Determination of Contract Value” for more information about how the Company deducts the mortality and expense risk charge.
Administration Charge — The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount’s average daily net assets. The purpose of this charge is to compensate the Company for the expenses associated with administration of the Contracts and operation of the Subaccounts.
The Company assesses the administration charge in order to facilitate making certain Underlying Funds available as investment options under the Contract. The Company applies the fee on all Subaccounts, but may impose a higher fee on Subaccounts that we add in the future that invest in Underlying Funds that do not provide the Company or its affiliates with the amount of revenue it requires in order for the Company to meet its revenue targets. See “Certain Payments the Company and its Affiliates Receive With Regard to the Underlying Funds” for more information on payments the Company and its affiliates may receive from the Underlying Funds and their affiliates. These payments may be used for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and, in its role as intermediary for, the Underlying Funds. The Company may profit from the administration charge, and may use any profit derived from this fee for any lawful purpose, including distribution expenses.
Loan Interest Charge — The Company charges an effective annual interest rate on a loan equal to 7.4%. The Company also will credit the amount in the Loan Account with an effective annual interest rate equal to 3.0%. The net cost of a loan is the interest rate charged by the Company less the interest rate credited.
Other Charges — The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See “Tax Status of the Company and the Separate Account” and “Charge for the Company’s Taxes.”
Variations in Charges — The Company may reduce or waive the amount of the contingent deferred sales charge and certain other charges for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment or projected Purchase Payments or the Contract is sold in connection with a group or sponsored arrangement.
Optional Rider Charges — In addition to the charges and deductions discussed above, you may purchase certain optional Riders under the Contract. The Company makes each Rider available only at issue.
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The Company deducts a monthly charge from Contract Value for any Riders elected by the Owner. The Company will deduct the monthly Rider charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date. The amount of each rider charge is equal to a percentage, on an annual basis, of your Contract Value. Each rider and its charge are listed below. Currently, you may not select riders with total charges in excess of 1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider.
As noted in the table, certain riders are no longer available for purchase. For more information on these riders, see Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010.
Optional Rider Expenses (as a percentage of Contract Value)
	Annual Rider Charge
Riders Available for Purchase with the Contract
Annual Stepped Up Death Benefit Rider	0.25%
4% Extra Credit Rider[1]	0.55%
0-Year Alternate Withdrawal Charge Rider	0.70%
4-Year Alternate Withdrawal Charge Rider	0.60%[2]
Riders Available for Purchase ONLY Prior to February 1, 2010
3% Guaranteed Minimum Income Benefit Rider	0.25%
5% Guaranteed Minimum Income Benefit Rider	0.40%
	Current	Maximum
Guaranteed Minimum Withdrawal Benefit Rider[3]	0.55%	1.10%
3% Extra Credit Rider[1]	0.40%
5% Extra Credit Rider[1]	0.70%
1
The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.
2
If the Company issued your rider before September 1, 2005, the charge for the 4-year Alternate Withdrawal Charge Rider is 0.55%.
3
The Company may increase the Rider charge for the Guaranteed Minimum Withdrawal Benefit Rider only if you elect a reset; the Company guarantees the Rider charge upon reset will not exceed 1.10% on an annual basis. Please see the discussion under “Guaranteed Minimum
Withdrawal Benefit” In Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010. The current charge for such Rider is used in calculating the maximum Rider charge of 1.70% and 1.00% with the 0-Year Alternate Withdrawal Charge
Rider. For Contracts issued before September 1, 2005, total rider charges cannot exceed 1.55% and 1.00% with the 0-Year Alternate
Withdrawal Charge Rider.

Underlying Fund Expenses — Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund’s net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund’s prospectus, are not specified or fixed under the terms of the Contract and may vary from year to year.
The Contract

General — The Company issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. To the extent that you allocate all or a portion of your Purchase Payments to the Subaccounts, the Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Purchase Payments and the amount of interest credited on Contract Value that you have allocated to the Fixed Account.
The Contract is available for purchase by an individual as a non-tax qualified contract (“Non-Qualified Contract”). The Contract is also eligible for purchase in connection with certain tax qualified retirement plans that meet the requirements of Section 403(b), 408, or 408A of the Internal Revenue Code ("Qualified Plan"). Certain federal tax advantages are currently available to retirement plans that qualify as (1) annuity purchase plans of public school
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systems and certain tax-exempt organizations under Section 403(b) or (2) traditional and Roth individual retirement accounts or annuities, including traditional IRAs established by an employer under a simplified employee pension plan or a SIMPLE IRA plan, under Section 408. Joint Owners are permitted only on a Contract issued pursuant to a Non-Qualified Contract. If you are purchasing the Contract as an investment vehicle for a Section 403(b), 408, or 408A Qualified Plan, you should consider that the Contract does not provide any additional tax advantages beyond those already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
Important Information About Your Benefits Under the Contract — The benefits under the Contract are paid by us from our General Account assets and/or your Contract Value held in the Separate Account. It is important that you understand that payment of benefits from the Separate Account is not guaranteed and depends upon certain factors discussed below.
Assets in the Separate Account. Your Contract permits you to allocate Purchase Payments and Contract Value to various Subaccounts. You bear all of the investment risk for allocations to the Subaccounts. Your Contract Value in the Subaccounts is part of the assets of the Separate Account. These assets are segregated and cannot be charged with liabilities arising from any other business that we may conduct.
Assets in the General Account. Your Contract may permit you to allocate Purchase Payments and Contract Value to the Fixed Account. Amounts allocated to the Fixed Account, plus any guarantees under the Contract that exceed your Contract Value (such as those associated with the guaranteed death benefit and any enhanced death benefits provided by rider, a guaranteed minimum withdrawal benefit rider, or a guaranteed minimum income benefit rider), are paid from our General Account. We issue other types of insurance policies and financial products as well, and we pay our obligations under these products from our assets in the General Account.
Any amounts that we are obligated to pay under the Contract from the General Account are subject to our financial strength and claims-paying ability. An insurance company’s financial strength and claims-paying ability may be affected by, among other factors, adverse market developments. Adverse market developments may result in, among other things, realized losses on General Account investments, unrealized losses on such investments (which may or may not result in accounting impairments), increased reserve requirements, and a reduction of capital both absolutely and relative to minimum, regulatory required capital (some of which are cash items and some of which are non-cash items). Adverse market developments are an inherent risk to our, and any insurer’s, General Account.
Application for a Contract — If you wish to purchase a Contract, you may submit an application and an initial Purchase Payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject an application or Purchase Payment for any reason, subject to the Company’s underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.
The maximum age of an Owner or Annuitant for which a Contract will be issued is age 85. If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.
Purchase Payments — The minimum initial Purchase Payment for the purchase of a Contract is $10,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $500. The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is $50. The Company may reduce the minimum Purchase Payment requirement under certain circumstances. The Company will not accept, without prior Company, approval aggregate Purchase Payments in an amount that exceeds $1,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner. The Company has the right to refuse any Purchase Payment and to cease accepting Purchase Payments.
The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company, in good order. In this regard “good order” means that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. The application form will be provided by the Company. If you submit your application and/or initial Purchase Payment to your registered representative, the Company will not begin processing the application and the initial Purchase Payment until the Company receives them from your representative’s broker-dealer.
Sometimes the Purchase Payment is not preceded by or accompanied by a complete application. The application includes your affirmative consent permitting the Company to hold your initial Purchase Payment beyond
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five Valuation Dates in its effort to complete your application. If your application is incomplete, and the Company is unable to resolve the problem within five Valuation Dates, the Company will notify you of the reasons for the delay. If you affirmatively revoke the consent given with your application to hold your initial Purchase Payment pending resolution of the problem, we will return your Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office; however, subsequent Purchase Payments received at or after close of a Valuation Date (normally 3:00 p.m. Central time) will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, any such Purchase Payment will not be processed until it is in good order. In this regard, “good order” means that the Purchase Payment is preceded or accompanied by sufficient information to properly credit such Purchase Payment. Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent Purchase Payments may be paid under an Automatic Investment Program. The initial Purchase Payment required must be paid before the Company will accept the Automatic Investment Program. If you submit a subsequent Purchase Payment to your registered representative, the Company will not begin processing the Purchase Payment until the Company receives it from your representative’s broker-dealer.
If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about the Owner’s account to government regulators. In addition, the Company may be required to block the Owner’s account and thereby refuse to pay any request for transfers, full or partial withdrawals (including systematic withdrawals), or death benefits until instructions are received from the appropriate regulator.
Allocation of Purchase Payments — In an application for a Contract, you select the Subaccounts and/or the Fixed Account to which Purchase Payments will be allocated. Purchase Payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no Purchase Payment allocation is permitted that would result in less than $25.00 per payment being allocated to any one Subaccount. The allocations must be a whole dollar amount or a whole percentage. Available allocation alternatives include the Subaccounts and the Fixed Account (if available).
You may change the Purchase Payment allocation instructions by submitting a proper written request to the Company’s Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option (each, an “Automatic Allocation Program”) by telephone provided the proper form is properly completed, signed, and received by the Company at its Administrative Office. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts and/or the Fixed Account in the manner described in “Transfers of Contract Value.”
Fund Liquidations. If your allocation instructions include a Subaccount that has become no longer available due to a fund liquidation, upon advance notice to you and unless you otherwise instruct us, we will allocate the applicable portion of any subsequent Purchase Payments to the Invesco V.I. Government Money Market Subaccount, and any automatic allocation instructions for scheduled transfers that include a Subaccount that is no longer available due to a fund liquidation will be terminated. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Subaccount that is no longer available due to a fund liquidation), you will need to submit a new form to us. If you request a transfer of Contract Value to a Subaccount that is no longer available due to a fund liquidation, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Closed Subaccounts. We reserve the right to close Subaccounts. If we close a Subaccount (a “Closed Subaccount”), you may be prevented from allocating Purchase Payments or Contract Value to that Subaccount. The table below lists the Closed Subaccounts, and the effective date on which the Subaccounts were closed or will close.
Closed Subaccounts	Effective Date
Lord Abbett Series Developing Growth VC	May 5, 2021
In the event that we receive a request to allocate Purchase Payments or Contract Value to a Closed Subaccount, we will handle that transaction as follows:
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New Applications. If we receive an application for a Contract with an allocation to a Closed Subaccount, we will consider the application to be incomplete and we will attempt to contact the applicant to get revised instructions. The Company will hold the Purchase Payment in its General Account and may take up to five Valuation Dates to resolve the problem. If the Company is unable to resolve the problem within five Valuation Dates, the Company will notify the applicant of the reasons for the delay. If the applicant affirmatively revokes the consent given with their application to hold the initial Purchase Payment pending resolution of the problem, we will return the applicant’s Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
Existing Contracts. Except as provided below, if we receive a Purchase Payment for an existing Contract with an allocation a Closed Subaccount, we will allocate the applicable portion of the payment to the Invesco V.I. Government Money Market Subaccount. If you have automatic allocation instructions designating allocation to a Closed Subaccount pursuant to an Automatic Allocation Program as of the date that a Subaccount is closed, your automatic allocation instructions will be terminated as of the close of business on that date. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Closed Subaccount), you will need to submit a new form to our Administrative Office. If you request a transfer of Contract Value to a Closed Subaccount, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Notwithstanding the foregoing:
●
If you had Contract Value allocated to the Lord Abbett Series Developing Growth VC Subaccount on May 5, 2021, your Contract Value will remain invested in that Subaccount and you may continue to allocate Purchase Payments or transfer Contract Value to or from that Subaccount, subject to transfer restrictions. Automatic allocation instructions involving the Lord Abbett Series Developing Growth VC Subaccount pursuant to an Automatic Allocation Program will remain in effect.
Dollar Cost Averaging Option — For no additional charge, prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount’s Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.
A Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly, quarterly, semiannual or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.
After the Company has received a Dollar Cost Averaging request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly, quarterly, semiannual or annual anniversary, whichever corresponds to the period selected, as of the date of receipt at the Administrative Office of a Dollar Cost Averaging request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the six transfers per Contract Year that generally are allowed as discussed under “Transfers and Withdrawals from the Fixed Account."
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received by the Company. You may instruct the Company at any time to terminate the option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount
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unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging form must be completed and sent to the Administrative Office. The Company requires that you wait at least one month if transfers were made on a monthly basis, or one quarter if transfers were made on a quarterly, semiannual or annual basis, before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option. If you elect the Dollar Cost Averaging Option, you may also elect the Asset Reallocation Option.
You may also dollar cost average Contract Value to or from the Fixed Account, subject to certain restrictions described under “Transfers and Withdrawals from the Fixed Account.” You may not have in effect at the same time Dollar Cost Averaging and Asset Reallocation Options, if the Fixed Account is included in one of these two options.
Asset Reallocation Option — For no additional charge, prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a monthly, quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.
To elect this option an Asset Reallocation request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.
Upon receipt of the Asset Reallocation form, the Company will effect a transfer or, in the case of a new Contract, will allocate the initial Purchase Payment among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each monthly, quarterly, semiannual or annual anniversary, as applicable, as of the date of the Company’s receipt of the Asset Reallocation request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the six transfers per Contract Year that generally are allowed as discussed under “Transfers and Withdrawals from the Fixed Account."
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received at the Company’s Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation form must be completed and sent to the Company’s Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee, for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option. If you elect the Asset Reallocation Option, you may also elect the Dollar Cost Averaging Option.
Contract Value allocated to the Fixed Account may be included in the Asset Reallocation Option, subject to certain restrictions described in “Transfers and Withdrawals from the Fixed Account.” You may not have in effect at the same time Dollar Cost Averaging and Asset Reallocation Options, if the Fixed Account is included in one of these two options.
Transfers of Contract Value — You may transfer Contract Value among the Subaccounts upon proper written request to the Company’s Administrative Office both before and after the Annuity Start Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Electronic Transfer Privilege section of the application or the proper form has been completed, signed and received at the Company’s Administrative Office. The minimum transfer amount is $500, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.
The Company generally effects transfers between or from the Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the close of a Valuation Date (normally 3:00 p.m. Central Time) will be effected at the
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Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, a transfer request will not be processed until it is in good order. In this regard, “good order” means that the transfer request is preceded or accompanied by sufficient information to properly execute the transfer.
You may also transfer Contract Value to the Fixed Account; however, transfers from the Fixed Account to the Subaccounts are restricted as described in “The Fixed Account.”
Frequent Transfer Restrictions. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of an Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring the Underlying Fund to maintain a high level of cash or causing an Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher, which are reflected in Underlying Fund performance. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of an affected Underlying Fund, Owners and Participants with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.
The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner or Participant has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and consider, among other things, the following factors:
●
the total dollar amount being transferred;
●
the number of transfers you made within a period of time;
●
transfers to and from (or from and to) the same Subaccount;
●
whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and
●
whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.
There is a risk that some Owners and Participants may engage in transfer activity in a manner that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants, which may have a negative impact on such other Owners and Participants. If the Company determines that your transfer patterns among the Subaccounts are disruptive to the Underlying Funds or potentially disadvantageous to Owners and Participants, the Company may send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a disclosed period beginning on the date of the letter.
In addition, if you make a transfer from any of the Subaccounts listed below, then you may not make a transfer to that same Subaccount for a period of calendar days equal to the amount listed in the table below in the column titled “Transfer Block Restriction.” The Transfer Block Restriction applies only on Subaccount transfer amounts greater than $5,000. The calendar day after the date of the transfer out of the particular Subaccount is considered day 1 for the purpose of computing the period before a transfer to the same Subaccount may be made. For example, if you transfer money out of the NAA SMid-Cap Value Series Subaccount on April 16, the 30 day restriction begins on April 17 and ends on May 16, which means you could transfer back into the NAA SMid-Cap Value Series Subaccount on May 17. This restriction does not apply to transfers made pursuant to the Dollar Cost Averaging and Asset Reallocation Options.
Subaccount	Transfer Block Restriction (# of Calendar Days)
AB Discovery Value, AB VPS Dynamic Asset Allocation	30 days
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Subaccount	Transfer Block Restriction (# of Calendar Days)
American Funds IS® Asset Allocation, American Funds IS® Capital World Bond, American
Funds IS® EUPAC FundTM, American Funds IS® Global Growth, American Funds IS®
Growth-Income, American Funds IS® New World
30 days
BlackRock Equity Dividend V.I., BlackRock Global Allocation V.I., BlackRock High Yield V.I.	30 days
BNY Mellon IP MidCap Stock, BNY Mellon IP Small Cap Stock Index, BNY Mellon IP Technology Growth, BNY Mellon VIF Appreciation	60 days
ClearBridge Variable Growth, ClearBridge Variable Small Cap Growth	30 days
Fidelity® VIP Equity-Income, Fidelity® VIP Growth & Income, Fidelity® VIP Growth Opportunities, Fidelity® VIP High Income, Fidelity® VIP Overseas	60 days
Franklin Allocation VIP Fund, Franklin Income VIP Fund, Franklin Mutual Global Discovery VIP Fund, Franklin Small Cap Value VIP Fund, Franklin Strategic Income VIP Fund	30 days
Guggenheim VIF Floating Rate Strategies, Guggenheim VIF Global Managed Futures Strategy, Guggenheim VIF High Yield, Guggenheim VIF Multi-Hedge Strategies, Guggenheim VIF Total Return Bond	30 days
Invesco V.I. American Value, Invesco V.I. Comstock, Invesco V.I. Core Plus Bond, Invesco
V.I. Discovery Mid Cap Growth, Invesco V.I. Equity and Income, Invesco V.I. EQV
International Equity, Invesco V.I. Global, Invesco V.I. Global Real Estate, Invesco V.I.
Government Securities, Invesco V.I. Health Care, Invesco V.I. Main Street Mid Cap Fund®,
Invesco V.I. Main Street Small Cap Fund®
30 days
Invesco V.I. Government Money Market	Unlimited
Janus Henderson VIT Enterprise, Janus Henderson VIT Research	30 days
Lord Abbett Series Bond-Debenture VC, Lord Abbett Series Developing Growth VC1	30 days
LVIP American Century Mid Cap Value, LVIP American Century Ultra®, LVIP American Century Value	30 days
LVIP JPMorgan Core Bond	30 days
MFS® VIT II Research International, MFS® VIT Total Return, MFS® VIT Utilities	30 days
Morgan Stanley VIF Emerging Markets Equity	30 days
Morningstar Aggressive Growth ETF Asset Allocation Portfolio, Morningstar Balanced ETF
Asset Allocation Portfolio, Morningstar Conservative ETF Asset Allocation Portfolio,
Morningstar Growth ETF Asset Allocation Portfolio, Morningstar Income and Growth ETF
Asset Allocation Portfolio
30 days
NAA All Cap Value Series, NAA Large Cap Value Series, NAA Large Core Series, NAA
Large Growth Series, NAA Mid Growth Series, NAA Small Cap Value Series, NAA Small
Growth Series, NAA SMid-Cap Value Series, NAA World Equity Income Series
30 days
Neuberger Berman Quality Equity Portfolio	30 days
Nomura VIP Asset Strategy	60 days
PIMCO VIT All Asset, PIMCO VIT CommodityRealReturn Strategy, PIMCO VIT Emerging
Markets Bond, PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged), PIMCO VIT
Low Duration, PIMCO VIT Real Return, PIMCO VIT Total Return
30 days
Putnam VT Small Cap Value	30 days
Royce Micro-Cap	30 days
T. Rowe Price Health Sciences	30 days
Templeton Emerging Markets VIP Fund, Templeton Global Bond VIP Fund	30 days
Western Asset Variable Global High Yield Bond	30 days
1 You may transfer Contract Value to the Lord Abbett Series Developing Growth VC Subaccount only if you had Contract Value allocated to that Subaccount on May 5, 2021.
In addition to the Company’s own frequent transfer procedures, the Underlying Funds may have adopted their own policies and procedures with respect to frequent transfer of their respective shares, and the Company reserves
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the right to enforce these policies and procedures. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures the Company has adopted. In particular, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund’s manager, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected.
You should be aware that the Company currently may not have the contractual obligation or the operational capacity to apply the Underlying Funds’ frequent transfer policies and procedures. However, under SEC rules, the Company is required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that obligates the Company to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners and Participants, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners and Participants who violate the frequent transfer policies established by the Underlying Fund.
Managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and the Company will inform the Owner or Participant in writing at his or her address of record.
To the extent permitted by applicable law, the Company also reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund’s policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement, administer, and collect redemption fees imposed by one or more of the Underlying Funds in the future. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners, Participants, or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than transfer block restrictions. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner or Participant, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).
The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.
Owners and Participants seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company’s ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners and Participants determined to be engaged in transfer activity that may adversely affect other Owners, Participants, or Underlying Fund shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners and Participants without special arrangement, waiver, or exception, aside from allocations to the Invesco V.I. Government Money Market Subaccount, which does not limit or restrict transfers. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
The Company does not limit or restrict transfers to or from the Invesco V.I. Government Money Market Subaccount. As stated above, market timing and frequent transfer activities may disrupt portfolio management of the Underlying Funds, hurt Underlying Fund performance, and drive Underlying Fund expenses higher, which are reflected in Underlying Fund performance.
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Because the Company does not reserve the unfettered right to prohibit transfers, it cannot guarantee that it can restrict or deter all harmful transfer activity, Owners and Participants bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and Participants and, as a result, the Company will inadvertently treat those Owners and Participants differently than Owners and Participants it does not permit to engage in harmful transfer activity. Moreover, due to the Company’s operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Owners and Participants may be treated differently than others. Consequently, there is a risk that some Owners and Participants may be able to engage in market timing while others suffer the adverse effects of such trading activities.
Contract Value — The Contract Value is the sum of the amounts under your Contract held in each Subaccount and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.
On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See “Determination of Contract Value.” Contract Value allocated to the Subaccounts is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.
Determination of Contract Value — Your Contract Value will vary depending upon several factors, including:
●
Investment performance of the Subaccounts to which you have allocated Contract Value,
●
Interest credited to the Fixed Account,
●
Payment of Purchase Payments,
●
The amount of any outstanding Contract Debt,
●
Full and partial withdrawals (including systematic withdrawals and withdrawals to pay advisory fees), and
●
Charges assessed in connection with the Contract, including charges for any optional Riders selected.
The amounts allocated to a Subaccount will be invested in shares of the corresponding Underlying Fund. The investment performance of each Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.
Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of an Owner’s interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount, including any Credit Enhancements, allocated to the particular Subaccount by the price for the Subaccount’s Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.
In addition, other transactions such as loans, full or partial withdrawals (including systematic withdrawals and withdrawals to pay advisory fees), transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units attributable to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction request (subject to any applicable requirements that the transaction be in good order, as described herein). The price of each Subaccount is determined on each Valuation Date as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 3:00 p.m. Central time. Transactions received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” The price of each Subaccount may be determined earlier if trading on the NYSE is restricted or as permitted by the SEC.
The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.
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The price of each Subaccount’s units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the corresponding Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the minimum mortality and expense risk charge under the Contract of 0.60%, (5) the administration charge under the Contract of 0.15%, and (6) the deduction of the Underlying Fund’s fees and expenses.
The minimum mortality and expense risk charge of 0.60% and the administration charge of 0.15% are factored into the Accumulation Unit value or “price” of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional riders (the “Excess Charge”) on a monthly basis. Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company deducts the Excess Charge only upon reinvestment of the monthly subaccount adjustment and does not assess an Excess Charge upon a full or partial withdrawal from the Contract. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date. See the Statement of Additional Information for a more detailed discussion of how the Excess Charge is deducted.
Cut-Off Times — Any financial transactions involving your Contract, including those submitted by telephone, must be received by us prior to any announced closing of regular trading on the NYSE (the “cut-off time”) to be processed on the current Valuation Date. The NYSE normally closes at 3:00 p.m. Central time so financial transactions normally must be received prior to that time. Financial transactions received at or after the applicable cut-off time will be processed on the following Valuation Date. Financial transactions include loans, transfers, full and partial withdrawals (including systematic withdrawals and withdrawals to pay investment advisory fees), death benefit payments, and Purchase Payments.
Full and Partial Withdrawals — An Owner may make a partial withdrawal of Contract Value or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including a systematic withdrawal, may be taken from Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to limitations under the applicable plan for Qualified Plans and applicable law. Withdrawals (other than systematic withdrawals) after the Annuity Start Date are permitted only under Annuity Option 5. See “Annuity Period.” A full or partial withdrawal request will be effective as of the end of the Valuation Period that it is received by the Company at its Administrative Office; however, if the request is received on a Valuation Date at or after the cut-off time, the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, a withdrawal will not be processed until it is in good order. In this regard, “good order” means that the withdrawal request is accompanied by a properly completed Withdrawal Request form (including the Owner’s signature and the written consent of any effective assignee or irrevocable beneficiary, if applicable)
The proceeds received upon a full withdrawal will be the Contract’s Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which the withdrawal is processed, less any outstanding Contract Debt, any applicable withdrawal charge (if the withdrawal is made from Purchase Payments that have been held in the Contract for less than seven years), a pro rata account administration charge and any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See “Contingent Deferred Sales Charge,” “Account Administration Charge,” and “Premium Tax Charge.”
If an Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. See the discussion of vesting of Credit Enhancements under “Extra Credit.”
The Company requires the signature of all Owners on any request for withdrawal. The Company requires a guarantee of all such signatures to effect the transfer or exchange of all of the Contract or any part of the Contract in excess of $25,000 for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national securities exchange or savings association. Notarization is not an acceptable form of signature guarantee. The Company further requires that any request to transfer or exchange all or part of the Contract for another investment be made upon a transfer form provided by the Company which is available upon request.
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A partial withdrawal or a withdrawal made to pay the fees of your investment adviser may be requested for a specified percentage or dollar amount of Contract Value. A request for a partial withdrawal (including systematic withdrawals) will result in a payment by the Company of the amount specified in the partial withdrawal request, less any applicable withdrawal or premium tax charge. Any withdrawal charge on partial withdrawals (including systematic withdrawals) from Purchase Payments that have been held in the Contract for less than seven years will be deducted from the requested payment amount as will any premium tax charge. Alternatively, you may request that any withdrawal and/or premium tax charge be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. Upon payment, your Contract Value will be reduced by an amount equal to the payment, or if you requested that any charges be deducted from your remaining Contract Value, your Contract Value also will be reduced by the amount of any such withdrawal charge or any premium tax charge in addition to the payment amount. See “Premium Tax Charge.” Contract Value will also be reduced by a percentage of any Credit Enhancements that have not yet vested. See “Extra Credit.” No partial withdrawal will be processed which would result in a withdrawal of Contract Value from the Loan Account.
If a partial withdrawal (other than a systematic withdrawal) causes your Contract Value to be less than $2,000 immediately after the Withdrawal and no Purchase Payments have been made in the prior three years, we may terminate the Contract and send you the Withdrawal proceeds. No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.
The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts and the Fixed Account, according to the Owner’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.
A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be subject to a 10% penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 403(b) of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. For more information, see “Restrictions on Withdrawals from Qualified Plans.” The tax consequences of a withdrawal under the Contract should be carefully considered. See “Federal Tax Matters.”
Withdrawals to Pay Advisory Fees — The deduction of advisory fees from your Contract Value is treated as a withdrawal under the Contract. No surrender charges will be assessed on a withdrawal to pay advisory fees and the deduction of advisory fees will not count toward the annual free withdrawal amount. Deductions from your Contract Value to pay advisory fees will reduce death benefits and any guaranteed benefit values, perhaps significantly. See “Benefits Under the Contract – Optional Riders.”
Withdrawals to pay advisory fees may still be treated as withdrawals for tax purposes by the Company and/or the IRS. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay advisory fees to a financial intermediary may be subject to federal and state income taxes and a 10% federal penalty tax. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges and the impact of deducting advisory fees from your Contract Value.
Systematic Withdrawals — For no additional charge, the Company currently offers a feature under which you may select systematic withdrawals. Under this feature, an Owner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Start Date by sending a properly completed Scheduled Systematic Withdrawal form to the Company at its Administrative Office. This option may be elected at any time. An Owner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts and/or the Fixed Account, as a fixed period, as level payments, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a beneficiary. An Owner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannual or annual. The Owner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable.
Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus premium tax. Contract Value will also be reduced by a percentage of any Credit Enhancements that have not yet vested. See “Extra Credit.”
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If an Owner is enrolled in the Dollar Cost Averaging or Asset Reallocation Options, the Owner may not elect to receive systematic withdrawals from any Subaccount that is part of the Dollar Cost Averaging or Asset Reallocation Options.
In no event will the amount of a systematic withdrawal exceed the Contract Value less any applicable withdrawal charges, any uncollected premium taxes, any pro rata account administration charge, and any reduction for Credit Enhancements that have not yet vested (the “Withdrawal Value”). The Contract will automatically terminate if a systematic withdrawal causes the Contract’s Withdrawal Value to equal zero.
The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal, including any applicable withdrawal charge, will be allocated to your Contract Value in the Subaccounts and the Fixed Account, as you have directed. If you do not specify the allocation, the Company will deduct the systematic withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.
The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59½. See “Federal Tax Matters.”
Free-Look Right — You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract (60 days from the date of receipt if you are purchasing the Contact to replace another life insurance or annuity contract or with the proceeds of another such contract). Purchase Payments received during the Free-Look period will be allocated according to your instructions contained in the application or more recent instructions, if any. If you return your Contract during the Free-Look Period, the Company will then deem void the returned Contract and will refund to you , as of the Valuation Date on which the Company receives your Contract, Purchase Payments allocated to the Fixed Account (not including any Credit Enhancements if the Extra Credit Rider was in effect). The Company will also refund any Contract Value allocated to the Subaccounts based upon the value of Accumulation Units next determined after we receive your Contract, plus any charges deducted from such Contract Value, less any such Contract Value attributable to Credit Enhancements. Because the Company will deduct the current value of any Credit Enhancements from the amount of Contract Value refunded to you, the Company will bear the investment risk associated with Credit Enhancements during the Free-Look Period.
Death Benefit — You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, any Joint Annuitant, and any Joint Owner as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.
If an Owner dies prior to the Annuity Start Date while this Contract is in force, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner’s death and instructions regarding payment to the Designated Beneficiary. If there are Joint Owners, the death benefit proceeds will be calculated upon receipt of due proof of death of either Owner and instructions regarding payment.
If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See “Distribution Requirements.” If any Owner is not a natural person, the death benefit proceeds will be calculated as of the date the Company receives due proof of death of the Annuitant prior to the Annuity Start Date and instructions regarding payment. If the death of an Owner occurs on or after the Annuity Start Date, any applicable death benefit will terminate at the Annuity Start Date without value. See “Annuity Options.”
The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If the age of each Owner (or Annuitant, if the Owner is not a natural person) was 80 or younger on the Contract Date and an Owner dies prior to the Annuity Start Date while this Contract is in force, the amount of the death benefit will be the greater of:
1.
The sum of all Purchase Payments and, if applicable, Credit Enhancements applied to the Fixed Account, less any reductions caused by previous withdrawals, including withdrawal charges, or
2.
The Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company (less any Credit Enhancements applied to the Subaccounts during the 12 months prior to the date of the Owner’s death).
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If any Owner (or Annuitant, if the Owner is not a natural person) was age 81 or older on the Contract Date, the death benefit will be as set forth in item 2 above.
If you purchased one of the optional riders that provides an enhanced death benefit, your death benefit will be determined in accordance with the terms of the rider. See the discussion of the Annual Stepped Up Death Benefit Rider. Your death benefit proceeds under the rider will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax and, if the proceeds are based upon Contract Value, any Credit Enhancements applied during the 12 months preceding the Owner’s date of death. No Credit Enhancements will be recaptured from the Death Benefit that are attributable to amounts allocated to the Fixed Account.
The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Participant has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. If the Company does not receive at its Administrative Office within six months of the date of the Owner’s death instructions regarding the death benefit payment, the death benefit will be as set forth in item 2 above. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. Under a Qualified Contract, most non-spouse Designated Beneficiaries will be required to receive all proceeds within ten years. A tax adviser should be consulted in considering Annuity Options. See “Federal Tax Matters” and “Distribution Requirements” for a discussion of the tax consequences in the event of death.
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the Contract’s Annuity Start Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but the Designated Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Designated Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Designated Beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your Designated Beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing or other approved means at our Administrative Office.
Example of the Standard Death Benefit. Assume:
(i)
The initial Purchase Payment is $100,000
(ii)
The Owner takes one withdrawal of $10,000 over the life of the Contract
(iii)
At the time of the Owner’s death, the Contract Value is $89,000
(iv)
There is no outstanding Contract Debt and no unvested Credit Enhancements at the time of the Owner’s death
If the Owner was 80 years old or younger on the Contract Date, the standard death benefit is the greater of the Contract Value or total Purchase Payments less any withdrawals (including withdrawal charges). The Contract Value is $89,000, and the amount of total Purchase Payments less withdrawals and withdrawal charges is $90,000. Thus, the death benefit is $90,000.
If the Owner was 81 years or older on the Contract Date, the standard death benefit is the Contract Value, which is $89,000.
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Example of the Impact of Advisory Fee Withdrawals on Contract Value and the Standard Death Benefit over Time. Assume:
(i)
The initial Purchase Payment is $100,000 and no additional Purchase Payments are added to the Contract.
(ii)
The Contract Value grows at an annual rate of 3%.
(iii)
An advisory fee withdrawal of $1,000 is taken each Contract Year at the end of the Contract Year.
Beginning of Contract Year	Contract Value Prior to Advisory Fee Withdrawal	Advisory Fee Withdrawal	Contract Value After Advisory Fee Withdrawal	Death Benefit After Advisory Fee Withdrawal
1	$100,000.00	$1,000.00	$102,000.00	$102,000.00
2	$102,000.00	$1,000.00	$104,060.00	$104,060.00
3	$104,060.00	$1,000.00	$106,181.80	$106,181.80
4	$106,181.80	$1,000.00	$108,367.25	$108,367.25
5	$108,367.25	$1,000.00	$110,618.27	$110,618.27
6	$110,618.27	$1,000.00	$112,936.82	$112,936.82
7	$112,936.82	$1,000.00	$115,324.92	$115,324.92
8	$115,324.92	$1,000.00	$117,784.67	$117,784.67
9	$117,784.67	$1,000.00	$120,318.21	$120,318.21
10	$120,318.21	$1,000.00	$122,927.76	$122,927.76
11	$122,927.76	$1,000.00	$125,615.59	$125,615.59
12	$125,615.59	$1,000.00	$128,384.06	$128,384.06
13	$128,384.06	$1,000.00	$131,235.58	$131,235.58
14	$131,235.58	$1,000.00	$134,172.65	$134,172.65
15	$134,172.65	$1,000.00	$137,197.83	$137,197.83
16	$137,197.83	$1,000.00	$140,313.76	$140,313.76
17	$140,313.76	$1,000.00	$143,523.18	$143,523.18
18	$143,523.18	$1,000.00	$146,828.87	$146,828.87
19	$146,828.87	$1,000.00	$150,233.74	$150,233.74
20	$150,233.74	$1,000.00	$153,740.75	$153,740.75
21	$153,740.75	$1,000.00	$157,352.97	$157,352.97
As the table above demonstrates, withdrawals to pay advisory fees taken over time will decrease the Contract Value. If the death benefit is equal to the Contract Value, such death benefit will also decrease as a result of withdrawals to pay advisory fees.
Distribution Requirements — The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
For Contracts issued in connection with a Non-Qualified Contract, if the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue this Contract in force until the earliest of the spouse’s death or the Annuity Start Date or receive the death benefit proceeds. If the surviving spouse elects to continue the Contract, no death benefit will be paid and the Contract Value will not be adjusted to reflect the amount of any death benefit; provided, however, the Designated Beneficiary will be entitled to receive the death benefit proceeds in accordance with the terms of the Contract upon the death of the surviving spouse.
For any Designated Beneficiary of a Non-Qualified Contract other than a surviving spouse, only those options may be chosen that provide for complete distribution of such Owner’s interest in the Contract within five years of the death of the Owner. If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner’s death over a period not extending beyond his or her life or
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life expectancy. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.
For Contracts issued in connection with a Qualified Plan, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.
Please note that any death benefit we may pay in excess of the Contract Value is subject to our financial strength and claims-paying ability.
Death of the Annuitant — If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant’s death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.
Benefits Under the Contract

The following table summarizes information about the optional and standard benefits under the Contract that are currently available or have previously been offered. Please note that this table does not fully describe the terms and conditions of each benefit. You should refer to the applicable sections of this Prospectus for additional information.
Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Standard Death Benefit – Contract Issue Age 80 or Younger	Provides a death benefit equal to the greater of all Purchase Payments (less any withdrawals, including withdrawal charges), or the Contract Value.	There is no charge for this option.
●The death benefit will be reduced by any outstanding Contract
Debt, any pro rata account administration charge and any
uncollected premium tax.
●Purchase Payments do not include any Credit Enhancements
and/or Bonus Credits.
●The Contract Value will be reduced by any Credit Enhancements applied during the 12 months prior to the date of the Owner’s death.

Standard Death Benefit – Contract Issue Age 81 and Older	Provides a death benefit equal to the Contract Value.	There is no charge for this option.
●The death benefit will be reduced by any outstanding Contract
Debt, any pro rata account administration charge and any
uncollected premium tax.
●The Contract Value will be reduced by any Credit Enhancements applied during the 12 months prior to the date of the Owner’s death.

Systematic Withdrawals	Allows you to set periodic automatic payments from your contract value.	There is no charge for this option.	●Each payment must be at least $100 (unless we consent otherwise). ●Withdrawals may be subject to income tax and penalties.
Dollar Cost Averaging Option	Allows the systematic transfer of a specified dollar amount or percentage of Contract Value among Subaccounts and the Fixed Account.	There is no charge for this option.
●The minimum amount that may be transferred to any one
Subaccount is $25.00.
●The Company may discontinue, modify, or suspend Dollar Cost
Averaging at any time.
●Transfers can be made for a fixed period of time, until the total amount elected has been transferred, or until the Contract Value in the Subaccount from which transfers are made has been depleted.
●After termination of Dollar Cost Averaging for any reason, before reinstating Dollar Cost Averaging, you must wait at least one month if transfers were monthly, at least one quarter if transfers were quarterly, at least six months if transfers were semiannual, and at least one year if transfers were annual.

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Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Asset Reallocation Option	Allows you to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts.	There is no charge for this option.	●The Company may discontinue, modify, or suspend the Asset Reallocation Option at any time.
Optional Benefits Currently Available
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions/Limitations
Annual Stepped Up Death Benefit	Provides an enhanced death benefit equal the greatest of (1) Purchase Payments (less any withdrawals, including withdrawal charges), (2) Contract Value, or (3) the Stepped Up Death Benefit.	0.25%
●We will recapture any Credit Enhancements, if applicable, during the 12 months preceding the Owner’s date of death.
●The death benefit is no longer eligible to “step up” on any Contract anniversary following your 81st birthday.
●If proof of death and instructions regarding payment are not received by the Company within twelve months of the Owner’s date of death, the death benefit will equal the Contract Value on the
Valuation Date such proof and instructions are received.
●Available if the Owner is 79 or younger on the Contract Date.
●Available at Contract issue only.
●The benefit will terminate at the Annuity Start Date.
●The death benefit will be reduced by any outstanding Contract
Debt, pro rata account administration charge, and premium tax.
●Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

Alternate Withdrawal Charge (0-Year)	Makes available a shorter withdrawal charge schedule in lieu of the Contract’s 7-year withdrawal charge schedule.	0.70%
●We may recapture any Credit Enhancement in the event of a full or partial withdrawal.
●Available at Contract issue only.
●Depending on the Annuity Option chosen, a rider fee may be
imposed for the life of the Contract.

Alternate Withdrawal Charge (4-Year)[1]	Makes available a shorter withdrawal charge schedule in lieu of the Contract’s 7-year withdrawal charge schedule.	0.60%
●We may recapture any Credit Enhancement in the event of a full or partial withdrawal.
●Available at Contract issue only.
●This rider may provide a benefit only if a withdrawal is taken in the five to seven Contract years after the applicable Purchase Payment date because for the first four years after the Purchase Payment date, the withdrawal charges are the same as they would be under the 7-year schedule.

4% Extra Credit	Provides a Credit Enhancement equal to 4% of Purchase Payments, which will be added to the Contract Value for each Purchase Payment made in the first Contract Year.	0.55%
●Credit Enhancements are only applied to Purchase Payments
received in the first Contract Year. If Purchase Payments are made in subsequent Contract Years, the charge for this benefit will increase proportionately in relation to those Purchase Payments and no additional Credit Enhancement will be applied.
●You may not select an Annuity Start Date prior to seven years from the effective date of the rider.
●Credit Enhancements are not fully vested until the seventh Contract anniversary. Until that date, all or a portion of the Credit
Enhancement(s) will be forfeited under certain circumstances.
●Available if the Owner is age 80 or younger on the Contract Date.
●Available at Contract issue only.

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Optional Benefits (No Longer Available For Election)
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions/Limitations
Automatic Bonus Credit (Available May 1, 2005 through December 31, 2007)	Provided a Bonus Credit, which was automatically added to Contract Value, equal to 2% of each Purchase Payment made in the first Contract Year.	There was no charge for this benefit.
●Bonus Credits are only applied to Purchase Payments received in the first Contract Year.
●Bonus Credit is subject to any applicable withdrawal charge.
●Available for Contracts purchased in connection with the transfer or exchange of a variable annuity contract issued by another
insurance company, provided the initial Purchase Payment was received no later than February 28, 2008.
●Not available with the 0-Year Alternate Withdrawal Charge Rider.
●If you also elected a 4-Year Alternate Withdrawal Charge Rider, your Bonus Credit was equal to 1%, not 2%, of each Purchase
Payment received in the first Contract Year.
●Available if any Owner was age 80 or younger on the Contract
Date.

Guaranteed Minimum Withdrawal Benefit
Permits you to withdraw up to a
specified amount each Contract
Year, regardless of the
performance of your Contract
Value, until the Remaining Benefit
Amount is reduced to $0. You
may periodically increase the
Benefit Amount through resets.
		Current: 0.55%
●You are only eligible to reset the remaining Benefit Amount every five years.
●The rider charge may be increased in the event that you elect a reset.
●While rider is in effect, we reserve right to restrict subsequent
Purchase Payments.
●Certain withdrawals could significantly reduce or even terminate the benefits.
●Available if each Owner and Annuitant is age 85 or younger when the rider is purchased.
●If a withdrawal (including a withdrawal to pay advisory fees)
exceeds the Annual Withdrawal Amount, the withdrawal will reduce the benefit proportionately, but if the withdrawal does not exceed the Annual Withdrawal Amount, the withdrawal will reduce the benefit by the dollar amount of the withdrawal. A proportionate withdrawal could significantly reduce the benefit by substantially more than the actual amount of the withdrawal.

		Max: 1.10%[1]
Guaranteed Minimum Income Benefit (3%)	Provides a minimum amount (“Minimum Income Benefit”), based on a 3% crediting rate, for the purchase of a fixed Annuity only.	0.25%
●You may only apply the Minimum Income Benefit to purchase
certain fixed annuity options.
●You may not exercise this benefit or convert it to an income stream until your 10th Contract anniversary.
●Certain withdrawals could significantly reduce or even terminate the benefits.
●Available if the Owner is age 79 or younger on the Contract Date.
●Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

Guaranteed Minimum Income Benefit (5%)	Provides a minimum amount (“Minimum Income Benefit”), based on a 5% crediting rate, for the purchase of a fixed Annuity only.	0.40%
●You may only apply the Minimum Income Benefit to purchase
certain fixed annuity options.
●You may not exercise this benefit or convert it to an income stream until your 10th Contract anniversary.
●If you elected the benefit at 5%, the Company credits a maximum rate of 4% for amounts allocated to the Invesco V.I. Government
Money Market, the Fixed Account, and the Loan Account.
●Certain withdrawals could significantly reduce or even terminate the benefits.
●Available if the Owner is age 79 or younger on the Contract Date.

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Optional Benefits (No Longer Available For Election)
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions/Limitations
Extra Credit Rider (3%)	Provides a Credit Enhancement equal to 3% of Purchase Payments, which will be added to the Contract Value for each Purchase Payment made in the first Contract Year.	0.40%
●Credit Enhancements are only applied to Purchase Payments
received in the first Contract Year.
●You may not select an Annuity Start Date prior to seven years from the effective date of the rider.
●Credit Enhancements are subject to recapture under certain
circumstances.
●Available if the Owner is age 80 or younger on the Contract Date.

Extra Credit Rider (5%)	Provides a Credit Enhancement equal to 5% of Purchase Payments, which will be added to the Contract Value for each Purchase Payment made in the first Contract Year.	0.70%
●Credit Enhancements are only applied to Purchase Payments
received in the first Contract Year.
●You may not select an Annuity Start Date prior to seven years from the effective date of the rider.
●Credit Enhancements are subject to recapture under certain
circumstances.
●Available if the Owner is age 80 or younger on the Contract Date.

1
The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% on an annual basis. Please see the discussion under “Guaranteed Minimum
Withdrawal Benefit” In Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010.

Loans — If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may be able to borrow money under your Contract using the Contract Value as the only security for the loan. You may obtain a loan by submitting a proper written request to the Company. A loan must be taken and repaid prior to the Annuity Start Date. The minimum loan that may be taken is $1,000. The maximum amount of all loans on all contracts combined is generally equal to the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Contract Values or $10,000, whichever is greater (the $10,000 limit is not available for Contracts issued under a 403(b) Plan subject to the Employee Retirement Income Security Act of 1974 (ERISA)). For loans issued under plans that are subject to ERISA, the maximum amount of all loans is the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of your Contract Value. In any case, the maximum loan balance outstanding at any time may not exceed 80% of Contract Value, and the Company reserves the right to limit to one the number of loans outstanding at any time. The Internal Revenue Code requires aggregation of all loans made to an individual employee under a single employer plan. However, since the Company has no information concerning outstanding loans with other providers, we are only be able to use information available under annuity contracts issued by us, and you will be responsible for determining your loan limits considering loans from other providers. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that loans you request comply with applicable tax requirements and to decline requests that are not in compliance. Reference should be made to the terms of your particular Qualified Plan for any additional loan restrictions.
Upon receipt by the Company of a written loan application and agreement and subject to the Company’s approval (which approval or disapproval may be postponed for up to six months after receipt of the loan application), Contract Value in an amount equal to the loan amount is withdrawn from the Subaccounts and/or the Fixed Account proportionately as it is currently invested in the Subaccounts and/or the Fixed Account and transferred into an account called the “Loan Account,” which is an account within the Fixed Account. Amounts allocated to the Loan Account earn 3.0% on an annual basis.
Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. The Company will charge interest on the loan at an annual effective rate of 7.4%. The net cost of a loan is the interest rate charged by the Company less the interest rate credited. We are not responsible for determining whether this interest rate is “reasonable” as required by ERISA for loans under ERISA covered 403(b) plans.
Loans must be repaid within five years, unless the loan is used to acquire your principal residence, in which case the loan must be repaid within 30 years. In either event, your loan must be repaid prior to the Annuity Start Date. You must make loan repayments on at least a quarterly basis, and you may prepay your loan at any time. There is no required minimum payment. You must label each loan payment as such. If not labeled as a loan payment, amounts
37

received by the Company will be treated as Purchase Payments. Upon receipt of a loan payment, the Company will transfer Contract Value from the Loan Account to the Fixed Account and/or the Subaccounts according to your current instructions with respect to Purchase Payments in an amount equal to the amount by which the payment reduces the amount of the loan outstanding.
If you do not make any required loan payment by the end of the calendar quarter following the calendar quarter in which the missed payment was due, the TOTAL OUTSTANDING LOAN BALANCE will be deemed to be in default. The total outstanding loan balance, which includes accrued interest, will be reported to the Internal Revenue Service (“IRS”) on form 1099-R for the year in which the default occurred.This deemed distribution may be subject to a 10% penalty tax, which is imposed upon distributions prior to the Owner attaining age 59½. Once a loan has defaulted, regularly scheduled loan payments will not be accepted by the Company. No new loans will be allowed while a loan is in default. Interest will continue to accrue on a loan in default. Contract Value equal to the amount of the accrued interest may be transferred to the Loan Account. If a loan continues to be in default, the total outstanding balance may be deducted from Contract Value on or after the Contract Owner attains age 59½. The Contract will terminate automatically if the outstanding loan balance of a loan in default equals or exceeds the Withdrawal Value. The Contract Value will be used to repay the loan and any applicable withdrawal charges. Because of the adverse tax consequences associated with defaulting on a loan, you should carefully consider your ability to repay the loan and should consult with a tax adviser before requesting a loan.
While the amount to secure the loan is held in the Loan Account, you forego the investment experience of the Subaccounts and the Current Rate of interest on the Fixed Account. The Contract Value at surrender and the death proceeds payable will be reduced by the amount of any outstanding Contract Debt plus accrued interest. Loans, therefore, can affect the Contract Value and benefits linked to the Contract Value, whether or not the loan is repaid. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal, upon payment of the death benefit, and upon annuitization. In addition, no partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account. If a Guaranteed Growth Death Benefit Rider or Guaranteed Minimum Income Benefit Rider is in effect, amounts allocated to the Loan Account will earn the minimum rate of interest guaranteed under the Fixed Account for the purpose of calculating the benefit under any such Rider. Until the loan is repaid, the Company reserves the right to restrict any transfer of the Contract which would otherwise qualify as a transfer permitted in the Internal Revenue Code.
In the event that you elect to exchange your Contract for a contract of another company, you will need to either pay off your loan prior to the exchange or incur tax consequences in that you will be deemed to have received a taxable distribution in the amount of the outstanding loan balance. You should consult with your tax advisor on the effect of a loan.
Optional Riders — Upon your application for the Contract, you may select one or more of the following riders:
●
Annual Stepped Up Death Benefit;
●
Extra Credit at 4%; or
●
0-Year or 4-Year Alternate Withdrawal Charge.
The Company makes each rider available only at issue. You cannot change or cancel the rider(s) that you select after they are issued. See a detailed description of the riders below.
The deduction of advisory fees from your Contract Value to pay a financial intermediary is treated as a withdrawal under the Contract. Such deductions will reduce death benefits and any guaranteed benefit values, perhaps significantly. Consult your financial intermediary as to the impact of deducting advisory fees from your Contract Value prior to making an election.
For information on riders that are no longer available for purchase, please see Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010 and Appendix C – Bonus Credit Rider.
Please note that any amount that we may pay or make available under any optional rider that is in excess of Contract Value is subject to our financial strength and claims-paying ability.
Annual Stepped Up Death Benefit — For an additional charge, as reflected in the Fee Table and the table of benefits above, this rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge, and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit (except the death benefit calculated under number 1 below) also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
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However, the Company will not reduce death benefit proceeds by the amount of any Credit Enhancement applied to the Fixed Account. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.
The sum of all Purchase Payments and, if applicable, Credit Enhancements applied to the Fixed Account, less any withdrawals (including systematic withdrawals) and withdrawal charges;
2.
The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or
3.
The Stepped Up Death Benefit.
The Stepped Up Death Benefit is the largest result determined for the following calculation as of the date of receipt of instructions regarding payment of the death benefit:
●
The Contract Value on each Contract anniversary that occurs prior to the oldest Owner attaining age 81; plus
●
Any Purchase Payments received by the Company since the applicable Contract anniversary; less
●
An adjustment for any withdrawals (including systematic withdrawals and withdrawals to pay investment advisory fees) and withdrawal charges made since the applicable anniversary. In the event of a withdrawal (including systematic withdrawals and withdrawals to pay investment advisory fees), the Stepped Up Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any applicable withdrawal charges, premium taxes and/or forfeited Credit Enhancements, by the Contract Value immediately prior to the withdrawal.
If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be as set forth in number 2 above.
This rider is available only if the age of the Owner at the time the Contract is issued is 79 or younger. See the discussion under “Death Benefit.”
Example of the Annual Stepped Up Death Benefit. Assume:
(i)
The initial Purchase Payment is $50,000, and no additional Purchase Payments are added to the Contract.
(ii)
The Owner is 60 years old when the Contract is issued.
(iii)
The Owner takes no withdrawals between the date the Contract was issued and the date of the Owner’s death.
At the time the Contract is issued, the Stepped Up Death Benefit amount is the initial Purchase Payment or $50,000. Due to positive market performance, the Contract Value on the first Contract anniversary is $65,000. The Owner’s Stepped Up Death Benefit amount increases from $50,000 to $65,000. Due to negative market performance, the Contract Value has decreased to $49,000 on the second Contract anniversary. The Stepped Up Death Benefit amount remains at $65,000.
The Owner dies during the third Contract Year. At the time of the Owner’s death, the Contract Value is $55,000. The amount payable at death would be the greatest of (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this case, $50,000); (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company (in this case, $55,000); or (3) the Stepped Up Death Benefit (in this case, $65,000). Thus, $65,000 is the death benefit.
Example of a Reduction in the Stepped Up Death Benefit Amount as a Result of a Withdrawal. Assume:
(i)
The initial Purchase Payment is $50,000, and no additional Purchase Payments are added to the Contract.
(ii)
The Owner is 60 years old when the Contract is issued.
At the time the Contract is issued, the Stepped Up Death Benefit amount is the initial Purchase Payment or $50,000. Due to positive market performance, the Contract Value on the first Contract anniversary is $65,000. The Owner’s Stepped Up Death Benefit amount increases from $50,000 to $65,000. Due to negative market
39

performance, the Contract Value has decreased to $49,000 on the second Contract anniversary. The Stepped Up Death Benefit amount remains at $65,000.
The Owner takes a free withdrawal of $4,900 in the third Contract Year. The Contract Value prior to the withdrawal is $35,000. As a result of the withdrawal, the Stepped Up Death Benefit is reduced as follows:
Withdrawal amount / Contract Value prior to withdrawal
$4,900 / $35,000 = 0.14 or 14%
Stepped Up Death Benefit x 14%
$65,000 x 14% = $9,100
$65,000 - $9,100 = $55,900
The Stepped Up Death Benefit following the withdrawal is $55,900.
Example of a Reduction in the Stepped Up Death Benefit Amount as a Result of a Withdrawal to Pay Advisory Fees. Assume:
(i)
The initial Purchase Payment is $100,000, and no additional Purchase Payments are added to the Contract.
(ii)
The Stepped Up Death Benefit prior to the advisory fee withdrawal is $125,000.
The Owner makes a $1,000 withdrawal to pay advisory fees. The Stepped Up Death Benefit is reduced as follows:
Stepped Up Death Benefit Prior to Advisory Fee Withdrawal	x [1 -	(Advisory Fee Withdrawal	/	Contract Value Prior to Advisory Fee Withdrawal)]

$125,000 x [1 - ($1,000 / $100,000)]
$125,000 x [1 - .01] = $123,750
The $1,000 withdrawal causes the Stepped Up Death Benefit to decrease by $1,250.
Extra Credit — For an additional charge, as reflected in the Fee Table, this rider makes available a Credit Enhancement, which is an amount added to your Contract Value by the Company. You may purchase this rider only at issue. A Credit Enhancement of 4% of Purchase Payments, as elected in the application, will be added to Contract Value for each Purchase Payment made in the first Contract Year. Prior to February 1, 2010, a Credit Enhancement of 3% or 5% was also available for election. Any Credit Enhancement will be allocated among the Subaccounts in the same proportion as your Purchase Payment.
This rider is available only if the age of the Owner on the Contract Date is age 80 or younger at issue. If you elect this rider, you may not select an Annuity Start Date that is prior to seven years from the effective date of the rider.
Example of the Credit Enhancement Applied to Initial and Subsequent Purchase Payments. Assume:
(i)
The Owner purchased the Contract with the 4% Extra Credit Rider.
(ii)
The initial Purchase Payment is $100,000.
The amount of the Credit Enhancement added to the Contract Value would be $4,000 ($100,000 x 4%). Thus, the Contract Value at issue would be $104,000.
Six months later the Owner makes a Purchase Payment of $50,000. The additional Purchase Payment will increase the Contract Value by $52,000, the amount of the $50,000 Purchase Payment plus $2,000 ($50,000 x 4%).
In the event of a full or partial withdrawal, the Company will recapture all or part of any Credit Enhancement that has not yet vested. An amount equal to 1/7 of the Credit Enhancement will vest as of each Contract Date
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anniversary and the Credit Enhancement will be fully vested at the end of seven years from that date. The amount to be forfeited in the event of a withdrawal is equal to a percentage of the Credit Enhancement that has not yet vested. The percentage is determined for each withdrawal as of the date of the withdrawal by dividing:
1.
The amount of the withdrawal, including any applicable withdrawal charges, premium taxes and/or forfeited Credit Enhancements, less the free withdrawal amount, by
2.
The Contract Value immediately prior to the withdrawal.
The Company will recapture Credit Enhancements on withdrawals only to the extent that total withdrawals in a Contract Year, including systematic withdrawals, exceed the free withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements and/or Bonus Credits made during the year and, for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year. In addition, the Company does not recapture Credit Enhancements on withdrawals made to pay the fees of your registered investment adviser.
The Company may recapture Credit Enhancements in the event of a full or partial withdrawal as discussed above. In addition, if you exercise your right to return the Contract during the Free-Look period, your Contract Value will be reduced by the value of any Credit Enhancements applied. In the event of a withdrawal under the terms of the Waiver of Withdrawal Charge Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding such a withdrawal. See “Waiver of Withdrawal Charge.” Death benefit proceeds may exclude all or part of any Credit Enhancements. See “Death Benefit” and the discussions of the death benefit riders.
Example of Credit Enhancement Vesting and Recapture upon Withdrawal in Excess of the Free Withdrawal Amount. Assume:
(i)
The Owner purchased the Contract with the 4% Extra Credit Rider.
(ii)
The initial Purchase Payment is $175,000.
The amount of the Credit Enhancement added to the Contract Value would be $7,000 ($175,000 x 4%). Thus, the Contract Value at issue would be $182,000.
An amount equal to 1/7 of the Credit Enhancement vests each Contract anniversary, and the Credit Enhancement is fully vested seven years from the date the Contract was issued. Assuming no withdrawals in excess of the free withdrawal amount are taken during the first seven Contract Years, the table below shows how the $7,000 Credit Enhancement vests each year:
Beginning of Contract Year	Vested Credit Enhancement	Unvested Credit Enhancement
1	$0.00	$7,000
2	$1,000	$6,000
3	$2,000	$5,000
4	$3,000	$4,000
5	$4,000	$3,000
6	$5,000	$2,000
7	$6,000	$1,000
8	$7,000	$0.00
Due to negative market performance, in Contract Year 3, the Contract Value is $100,000, and the free withdrawal amount is $10,000. The Owner requests a withdrawal of $20,000, $10,000 more than the free withdrawal amount. The Credit Enhancement recapture is calculated as follows:
(Withdrawal Amount – Free Withdrawal Amount)	x	Unvested Credit Enhancement
(Contract Value Prior to Withdrawal – Unvested Credit Enhancement)
($20,000 - $10,000)	x	$5,000	=	$526.32
($100,000 - $5,000)
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The Company expects to make a profit from the charge for this rider and funds payment of the Credit Enhancements through the rider charge and the vesting schedule. The Extra Credit Rider may make sense for you only if you expect your average annual return (net of expenses of the Contract and the Underlying Funds) to exceed the applicable amount set forth in the table below, and you do not expect to make Purchase Payments to the Contract after the first Contract Year. The returns below represent the amount that must be earned each year during the seven-year period beginning on the Contract Date to break even on the rider. The rate of return assumes that all Purchase Payments are made during the first Contract Year when the Credit Enhancement is applied to Purchase Payments. If Purchase Payments are made in subsequent Contract Years, the applicable rider charge will increase in correlation to Purchase Payments and no offsetting Credit Enhancement will be available. As a result, the rate of return required to break even would be higher.
If your actual returns are greater than the amounts set forth below and you make no Purchase Payments after the first Contract Year, you will profit from the purchase of the rider. If your actual returns are less or if you make additional Purchase Payments after the first Contract Year, you will be worse off than if you had not purchased the rider. Please note that the returns below are net of Contract and Underlying Fund expenses so that you would need to earn the amount in the table plus the amount of applicable expenses to break even on the rider.
Interest Rate	Rate of Return (net of expenses)
3%*	-5.00%
4%	-1.50%
5%*	0.80%
* Effective February 1, 2010, the 3% and 5% Credit Enhancements are no longer available for election with the Extra Credit Rider.
The Internal Revenue Code generally requires that interests in a Qualified Contract be nonforfeitable, and it is unclear whether the Credit Enhancement feature is consistent with those requirements. Consult a tax advisor before purchasing this rider as part of a Qualified Contract.
Prior to May 1, 2010, on a non-discriminatory basis the Company paid the additional Credit Enhancement in connection with a Contract purchased by customers of such broker-dealers who exchanged their current contract for this Contract and paid a withdrawal charge on the exchange. When such a customer purchased a Credit Enhancement of 5%, the Company added an additional Credit Enhancement to the customer’s initial Purchase Payment. The Company determined the amount of any additional Credit Enhancement by subtracting the 5% Credit Enhancement from the withdrawal charge amount assessed on the customer’s exchanged annuity contract. The Company required that it be notified when a purchase was made that qualified under this provision. There was no charge for this additional Credit Enhancement above the charge for the Extra Credit Rider at 5%. Any additional Credit Enhancement amount was subject to recapture in the event that the Owner exercised his or her right to return the Contract during the Free-Look period and was subject to a withdrawal charge.
Alternate Withdrawal Charge  — For an additional charge, as reflected in the Fee Table and the table of benefits above these riders make available an alternative withdrawal charge schedule. You may select one of the following schedules at the time of purchase of one of the riders, which are available only at issue. If you purchase one of these riders, the withdrawal charge schedule below will apply in lieu of the 7-year withdrawal charge schedule described under “Contingent Deferred Sales Charge.”
0-Year Schedule		4-Year Schedule
Purchase Payment Age (in years)	Withdrawal Charge	Purchase Payment Age (in years)	Withdrawal Charge
0 and over	0%	1	7%
		2	7%
		3	6%
		4	5%
		5 and over	0%
If you purchase the 4-Year Alternate Withdrawal Charge Rider and you have also purchased the Extra Credit Rider, you may forfeit all or part of any Credit Enhancement in the event of a full or partial withdrawal. The amount of the Credit Enhancement forfeiture is calculated in accordance with the Extra Credit Rider. See “Extra Credit.” You should consider whether purchasing an Extra Credit Rider (which recaptures all or a portion of the related Credit
42

Enhancements upon any withdrawal within seven years) with the Alternate Withdrawal Charge Rider  4-Year Schedule is appropriate based on your circumstances. If you do not plan to take withdrawals in excess of the free withdrawal amount within seven years of the date of a purchase Payment, this rider is not appropriate for you. See “Extra Credit.”
The 4-Year Alternate Withdrawal Charge Rider provides a potential benefit only if a withdrawal is taken in the five to seven years after the applicable Purchase Payment date because for the first four years after the Purchase Payment date, the withdrawal charges are the same as they would be under the seven-year schedule. The Company expects to make a profit from the charge for these riders.
Example of the 0-Year Alternate Withdrawal Charge. Assume:
(i)
The Owner purchased the Contract with the 0-Year Alternate Withdrawal Charge Rider.
(ii)
The Owner requests a withdrawal of $25,000 in Contract Year 2.
(iii)
The free withdrawal amount for Contract Year 2 is $10,000.
Without the 0-Year Alternate Withdrawal Charge Rider, the charge applicable to the $25,000 withdrawal would be $1,050, calculated as follows: ($25,000 - $10,000) x 7% Withdrawal Charge, and the Owner would receive $23,950 ($25,000 - $1,050). With the 0-Year Alternate Withdrawal Charge Rider, there is no Withdrawal Charge, and the Owner receives the full $25,000.
Example of the 4-Year Alternate Withdrawal Charge. Assume:
(i)
The Owner purchased the Contract with the 4-Year Alternate Withdrawal Charge Rider.
(ii)
The Owner requests a withdrawal of $25,000 in Contract Year 5.
(iii)
The free withdrawal amount for Contract Year 5 is $10,000.
Without the 4-Year Alternate Withdrawal Charge Rider, the charge applicable to the $25,000 withdrawal would be $600, calculated as follows: ($25,000 - $10,000) x 4% Withdrawal Charge, and the Owner would receive $24,400 ($25,000 - $600). With the 4-Year Alternate Withdrawal Charge Rider, there is no Withdrawal Charge, and the Owner receives the full $25,000.
Riders Previously Available for Purchase — A number of other riders previously offered with the Contract are no longer available for purchase. Please refer to Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010 and Appendix C – Bonus Credit Rider for a description of these riders.
Annuity Period

General — You select the Annuity Start Date at the time of application. The Annuity Start Date must not be earlier than the 12-month anniversary of the Contract Date and may not be deferred beyond the later of the Annuitant’s 90th birthday or the tenth annual Contract anniversary, although the terms of a Qualified Plan and the laws of New York may require that you start annuity payments at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant’s 70th birthday or the tenth annual Contract anniversary. If you do not select an Annuity Option, annuity payments will not begin until you make a selection, which may be after the Annuity Start Date. Any applicable death benefit will terminate at the Annuity Start Date without value. See “Selection of an Option.” If there are Joint Annuitants, the birth date of the older Annuitant will be used to determine the latest Annuity Start Date.
On the Annuity Start Date, the proceeds under the Contract will be applied to provide an annuity under one of the options described below. Each option is available as a variable, fixed, or combination of variable and fixed Annuity for use with the Subaccounts. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts. The proceeds under the Contract will be equal to your Contract Value as of the Annuity Start Date, reduced by any applicable premium taxes and a pro rata account administration charge, if applicable.
The Contract currently provides for six Annuity Options. The Company may make other Annuity Options available upon request. The Company may discontinue the availability of one or more of these options at any time but will always offer a variable annuity option. Annuity payments under Annuity Options 1 through 6 are based upon annuity rates that vary with the Annuity Option selected. In the case of Annuity Options 1 through 4 and 6, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where
43

required by law. The annuity rates reflect the Annuitant’s life expectancy based upon the Annuitant’s age as of the Annuity Start Date and the Annuitant’s gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually, for the variable annuity.
Annuity Options 1 through 4 and 6 provide for payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant’s death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15 or 20 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.
You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $100. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency. For example, if you select monthly payments and your payment amount would be $75 per month, the Company could elect to change your payment frequency to quarterly as less frequent payments will result in a larger payment amount (assuming the same amount is applied to purchase the annuity).
You may designate or change an Annuity Start Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at the Company’s Administrative Office.
Once annuity payments have commenced under Annuity Options 1 through 4 and 6, an Annuitant or Owner cannot change the Annuity Option and cannot make partial withdrawals or surrender his or her annuity for the Withdrawal Value. An Owner also cannot change the Annuity Option or make partial withdrawals or surrender his or her annuity for the Withdrawal Value if he or she has elected fixed annuity payments under Option 5.
If an Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Annuity Option 5, an Owner may elect to withdraw the present value of future annuity payments, commuted at the assumed interest rate, subject to a reduction for any applicable withdrawal charge and any uncollected premium tax. If the Owner elects a partial withdrawal under Annuity Option 5, future variable annuity payments will be reduced as a result of such withdrawal. The Company will make payment in the amount of the partial withdrawal requested and will reduce the amount of future annuity payments by a percentage that is equal to the ratio of (i) the partial withdrawal, plus any applicable withdrawal charge and any uncollected premium tax, over (ii) the present value of future annuity payments, commuted at the assumed interest rate. The number of Annuity Units used in calculating future variable annuity payments is reduced by the applicable percentage. The tax treatment of partial withdrawals taken after the Annuity Start Date is uncertain. Consult a tax adviser before requesting a withdrawal after the Annuity Start Date. The Owner may not make systematic withdrawals under Annuity Option 5. See “Value of Variable Annuity Payments: Assumed Interest Rate” for more information with regard to how the Company calculates variable annuity payments.
An Owner or Annuitant may transfer Contract Value among the Subaccounts during the Annuity Period, as was available during the accumulation phase, if variable annuity payments have been selected. The Contract specifies annuity tables for Annuity Options 1 through 6, described below. The tables, adjusted to reflect the assumed interest rate, contain the guaranteed minimum dollar amount (per $1,000 applied) of the first annuity payment for a variable Annuity.
Annuity Options —
Option 1 — Life Income. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant’s death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. There is no minimum number of payments guaranteed under this option. Payments will cease upon the death of the Annuitant regardless of the number of payments received.
Option 2 — Life Income with Guaranteed Payments of 5, 10, 15 or 20 Years. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the Annuitant’s death after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider, you may apply the Minimum Income Benefit to purchase a fixed Life
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Income Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and an interest rate of 2½% in lieu of the rate described above.
Option 3 — Life with Installment or Unit Refund Option. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Annuity Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made. For example, if the Annuity start amount was $100,000 and the calculated monthly annuity payment was $550, 182 payments ($100,000 / $550) would be guaranteed for the life of the Annuitant. This means if the Annuitant dies before 182 payments have been made, the remaining annuity payments will be continued to the Designated Beneficiary.
Option 4 —
A. Joint and Last Survivor. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of annuity payments as elected by the Owner at the time the Annuity Option is selected. The number of Annuity Units used to determine the annuity payment is reduced as of the first annuity payment following the Annuitant’s death. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Option 1, there is no minimum number of payments guaranteed under this Option 4A. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
B. Joint and Last Survivor with Guaranteed Payments of 5, 10, 15 or 20 Years. You may also select Option 4 with guaranteed payments. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, Annuity Payments continue to the surviving Annuitant at the same level with the promise that if, at the death of the both Annuitants, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the last death of the Annuitants after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider, you may apply the Minimum Income Benefit to purchase a fixed Joint and Last Survivor Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and an interest rate of 2½% in lieu of the rate described above.
Option 5 —Period Certain. Periodic annuity payments will be made for a stated period, which may be 10, 15 or 20 years, as elected by the Owner. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.
Option 6 — Joint and Contingent Survivor Option. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Options 1 and 4A, there is no minimum number of payments guaranteed under this Option. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
Value of Variable Annuity Payments: Assumed Interest Rate. The annuity tables in the Contract which are used to calculate variable annuity payments for Annuity Options 1 through 6 are based on an “assumed interest rate” of 3.5%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the net performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the net performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.
The Company calculates variable annuity payments under Options 1 through 6 using Annuity Units. The value of an Annuity Unit for each Subaccount is determined as of each Valuation Date and was initially $1.00. The Annuity Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Annuity Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Underlying Fund; (2) any dividends or distributions paid by the corresponding Underlying Fund; (3) the mortality and expense risk and
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administration charges; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.
The Company determines the number of Annuity Units used to calculate each variable annuity payment as of the Annuity Start Date. As discussed above, the Contract specifies annuity rates for Options 1 through 6 for each $1,000 applied to an Annuity Option. The proceeds under the Contract as of the Annuity Start Date, are divided by 1,000 and the result is multiplied by the rate per 1,000 specified in the annuity tables to determine the initial annuity payment for a variable annuity.
On the Annuity Start Date, the Company divides the initial variable annuity payment by the value as of that date of the Annuity Unit for the applicable Subaccount to determine the number of Annuity Units to be used in calculating subsequent annuity payments. If variable annuity payments are allocated to more than one Subaccount, the number of Annuity Units will be determined by dividing the portion of the initial variable annuity payment allocated to a Subaccount by the value of that Subaccount’s Annuity Unit as of the Annuity Start Date. The initial variable annuity payment is allocated to the Subaccounts in the same proportion as the Contract Value is allocated as of the Annuity Start Date. The number of Annuity Units will remain constant for subsequent annuity payments, unless the Owner transfers Annuity Units among Subaccounts or makes a withdrawal under Option 5.
Subsequent variable annuity payments are calculated by multiplying the number of Annuity Units allocated to a Subaccount by the value of the Annuity Unit as of the date of the annuity payment. If the annuity payment is allocated to more than one Subaccount, the annuity payment is equal to the sum of the payment amount determined for each Subaccount.
Selection of an Option — You should carefully review the Annuity Options with your financial or tax adviser. If you have questions about the calculation of the payment amount under a particular Annuity Option, you can contact the Company at 1-800-888-2461. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular Qualified Plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that distributions begin no later than April 1 of the calendar year following the year in which the Annuitant reaches their “applicable age” as defined in the Code. If the Annuitant attains age 72 after 2022 and age 73 before 2033, their applicable age is 73. If Annuitant attains age 74 after 2032, their applicable age is 75. In addition, under a Qualified Plan, not all Annuity Options will satisfy required minimum distribution rules, particularly as those rules apply to your beneficiary after your death. Beginning with Owner deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must complete distributions within ten years of the Owner’s death in order to satisfy required minimum distribution rules. Consult a tax adviser before electing an Annuity Option. The Company does not allow the Annuity Start Date to be deferred beyond the later of the Annuitant’s 90th birthday or the tenth annual Contract Anniversary.
The Fixed Account

You may allocate all or a portion of your Purchase Payments and transfer Contract Value to the Fixed Account. Amounts allocated to the Fixed Account become part of the Company’s General Account, which supports the Company’s insurance and annuity obligations. The Company’s General Account is subject to regulation and supervision by the New York Department of Insurance. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the “1933 Act”) and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. This disclosure, however, is subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see “The Contract.”
Amounts allocated to the Fixed Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over investment of the assets of its General Account. Please note that any amounts we guarantee in connection with the Fixed Account are subject to our financial strength and claims-paying ability.
Information regarding the features of each currently offered Fixed option, including (i) its name, (ii) its term, and (iii) its minimum guaranteed interest rate, is available in Appendix A: Investment Options Available Under the Contract.
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Interest — Contract Value allocated to the Fixed Account earns interest at a fixed rate or rates that are paid by the Company. The Contract Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least a specified minimum rate (“Guaranteed Rate”). The Guaranteed Rate accrues daily and ranges from an annual effective rate of 1% to 3% based upon New York requirements. Such interest will be paid regardless of the actual investment experience of the Fixed Account. The principal, after charges and deductions, also is guaranteed. In addition, the Company may, in its discretion, pay interest at a rate (“Current Rate”) that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time. Because the Company may declare a Current Rate in its sole discretion, you assume the risk that interest credited to Contract Value in the Fixed Account may not exceed the Guaranteed Rate.
Contract Value allocated or transferred to the Fixed Account will earn interest at the Guaranteed Rate (or Current Rate, if any), in effect on the date such portion of Contract Value is allocated or transferred to the Fixed Account. The Current Rate paid on any such portion of Contract Value allocated or transferred to the Fixed Account will be guaranteed for rolling periods of one or more years (each a “Guarantee Period”). The Company currently offers only Guarantee Periods of one year. Upon expiration of any Guarantee Period, a new Guarantee Period of the same duration begins with respect to that portion of Contract Value, which will earn interest at the Current Rate, if any, declared on the first day of the new Guarantee Period.
Because the Company may, in its sole discretion, anticipate changing the Current Rate from time to time, Contract Value allocated or transferred to the Fixed Account at one point in time may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account at another point in time. For example, amounts allocated to the Fixed Account in June may be credited with a different current rate than amounts allocated to the Fixed Account in July. In addition, if Guarantee Periods of different durations are offered, Contract Value allocated or transferred to the Fixed Account for a Guarantee Period of one duration may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account for a Guarantee Period of a different duration. Therefore, at any time, various portions of your Contract Value in the Fixed Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or transferred to the Fixed Account and the duration of the Guarantee Period. The Company bears the investment risk for the Contract Value allocated to the Fixed Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Account.
For purposes of determining the interest rates to be credited on Contract Value in the Fixed Account, transfers from the Fixed Account pursuant to the Dollar Cost Averaging or Asset Reallocation Options will be deemed to be taken in the following order: (1) from any portion of Contract Value allocated to the Fixed Account for which the Guarantee Period expires during the calendar month in which the withdrawal, loan, or transfer is effected; (2) then in the order beginning with that portion of such Contract Value which has the longest amount of time remaining before the end of its Guarantee Period and (3) ending with that portion which has the least amount of time remaining before the end of its Guarantee Period. For more information about transfers and withdrawals from the Fixed Account, see “Transfers and Withdrawals From the Fixed Account.”
If permitted by your Contract, the Company may discontinue accepting Purchase Payments or transfers into the Fixed Account at any time.
Death Benefit — The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value allocated to the Fixed Account as for a Contract that has Contract Value allocated to the Subaccounts. See “Death Benefit.”
Contract Charges — Premium taxes, if any, and the account administration, optional rider and withdrawal charges will be the same for Owners who allocate Purchase Payments or transfer Contract Value to the Fixed Account as for those who allocate Purchase Payments or transfer Contract Value to the Subaccounts. For Contract Value that is allocated to the Fixed Account, any optional rider charges are deducted from Current Interest. The charges for mortality and expense risks will not be assessed against the Fixed Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Account. In addition, you will not pay directly or indirectly the investment advisory fees and other operating expenses of the Underlying Funds to the extent Contract Value is allocated to the Fixed Account; however, you will not participate in the investment experience of the Subaccounts.
Transfers and Withdrawals from the Fixed Account — You may transfer amounts from the Subaccounts to the Fixed Account and from the Fixed Account to the Subaccounts, subject to the following limitations. Transfers from the Fixed Account are allowed only (1) during the calendar month in which the applicable Guarantee Period expires, (2) pursuant to the Dollar Cost Averaging Option, provided that such transfers are
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scheduled to be made over a period of not less than six months, and (3) pursuant to the Asset Reallocation Option, provided that, upon receipt of the Asset Reallocation request, Contract Value is allocated among the Fixed Account and the Subaccounts in the percentages selected by the Owner without violating the restrictions on transfers from the Fixed Account set forth in (1) above. Accordingly, if you desire to implement the Asset Reallocation Option, you should do so at a time when Contract Value may be transferred from the Fixed Account to the Subaccounts without violating the restrictions on transfers from the Fixed Account. Once you implement an Asset Reallocation Option, the restrictions on transfers will not apply to transfers made pursuant to the Option.
The minimum amount that you may transfer from the Fixed Account to the Subaccounts is the lesser of (i) $500 or (ii) the amount of Contract Value for which the Guarantee Period expires in the calendar month that the transfer is effected. Transfers of Contract Value pursuant to the Dollar Cost Averaging and Asset Reallocation Options are not currently subject to any minimums. The Company reserves the right to limit the number of transfers permitted each Contract Year to 14 transfers, to suspend transfers and to limit the amount that may be subject to transfers. See “Transfers of Contract Value.”
If Purchase Payments are allocated (except Purchase Payments made pursuant to an Automatic Investment Program), or Contract Value is transferred, to the Fixed Account, any transfers from the Fixed Account in connection with the Dollar Cost Averaging or Asset Reallocation Options will automatically terminate as of the date of such Purchase Payment or transfer. You may reestablish Dollar Cost Averaging or Asset Reallocation by submitting a written request to the Company. However, if for any reason a Dollar Cost Averaging Option is canceled, you may only reestablish the option after the expiration of the next anniversary that corresponds to the period selected in establishing the option.
You may also make full or partial withdrawals to the same extent as if you had allocated Contract Value to the Subaccounts. However, no partial withdrawal request will be processed which would result in the withdrawal of Contract Value from the Loan Account. See “Full and Partial Withdrawals” and “Systematic Withdrawals.” In addition, to the same extent as Owners with Contract Value in the Subaccounts, the Owner of a Contract used in connection with a Qualified Plan may obtain a loan if so permitted under the terms of the Qualified Plan. See “Loans.”
Payments from the Fixed Account — Full and partial withdrawals, loans, and transfers from the Fixed Account may be delayed for up to six months after a request in good order is received by the Company at its Administrative Office. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Account.
More About the Contract

Ownership — The Owner is the person named as such in the application or in any later change shown in the Company’s records. While living, the Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows. The Owner may be an entity that is not a living person such as a trust or corporation referred to herein as “Non-natural Persons.” See “Federal Tax Matters.”
Joint Owners. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly.
Designation and Change of Beneficiary — The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner’s estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company’s records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of both the Owner and any Joint Owner prior to the Annuity Start Date. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of any Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Owner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded at its Administrative Office. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.
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Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Some qualified plans do not allow the designation of any primary beneficiary other than a spouse unless the spouse consents to such designation and the consent is witnessed by a plan representative or a notary public. Not all Annuity Options will satisfy required minimum distribution rules for every Beneficiary.
Dividends — The Contract does not share in the surplus earnings of the Company, and no dividends will be paid.
Payments from the Separate Account — The Company generally will pay any full or partial withdrawal (including systematic withdrawals and withdrawals to pay investment advisory fees) or death benefit proceeds from Contract Value allocated to the Subaccounts within seven days after a proper request is received at the Company’s Administrative Office. However, the Company can postpone such a payment from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:
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During which the NYSE is closed other than customary weekend and holiday closings,
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During which trading on the NYSE is restricted as determined by the SEC,
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During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or
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For such other periods as the SEC may by order permit for the protection of investors.
The Company reserves the right to delay payments of any full or partial withdrawal until all of your Purchase Payment checks have been honored by your bank.
Proof of Age and Survival — The Company may require proof of age or survival of any person on whose life annuity payments depend.
Misstatements — If you misstate the age or sex of an Annuitant or Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).
Business Disruption and Cybersecurity Risks — We rely on technology, including interconnected computer systems and data storage networks and digital communications, to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our service providers and other business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. Cyber-attacks may be systemic (e.g. affecting the internet, cloud services, or other infrastructure) or targeted (e.g. failures in or breach of our systems or those of third parties on whom we rely, including ransomware and malware attacks).
Cybersecurity risks include, but are not limited to, the loss, theft, misuse, corruption, and destruction of data maintained online or digitally, interference with or denial of service, attacks on our website (or the websites of third parties on whom we rely), disruption of routine business operations, and unauthorized release of confidential customer information. The risk of cyber-attacks may be higher during periods of geopolitical turmoil (such as the recent military conflict between the United States and Iran, and the Russian invasion of Ukraine and the responses by the United States and other governments). Due to the increasing sophistication of cyber-attacks, a cybersecurity breach could occur and persist for an extended period of time without detection.
Systems failures and cybersecurity incidents affecting us, our affiliates, the Underlying Funds, intermediaries, service providers, and other third parties on whom we rely may adversely affect your contract value and interfere with our ability to process contract transactions and calculate contract values. Systems failures and cybersecurity breaches may cause us to be unable to process orders from our website or with the Underlying Funds, cause us to be unable to calculate unit values and/or the Underlying Funds to be unable to calculate share values, cause the release or possible destruction of confidential customer and/or business information, impede order processing or cause other operational issues, subject us and our service providers and intermediaries to regulatory fines, litigation, and financial losses, and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the Underlying Funds to lose value.
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The preventative actions we take to reduce the frequency and severity of cybersecurity incidents and protect our computer systems may be insufficient to prevent a cybersecurity breach from impacting our operations or your contract value. There can be no assurance that we or the Underlying Funds or our service providers and intermediaries will be able to avoid cybersecurity breaches affecting your contract.
In addition, we are also exposed to risks related to natural and man-made disasters including, but not limited to, storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts, which could adversely affect our ability to conduct business. A natural or man-made disaster, including a pandemic (such as COVID-19), could affect the ability of our employees or the employees of our service providers to perform their job responsibilities. They could interfere with our processing of contract transactions, including processing orders from Owners and orders with the Underlying Funds, impact our ability to calculate contract value, or have other adverse impacts on our operations. These events may also negatively affect the our service providers and intermediaries, the Underlying Funds and the issuers of securities in which the Underlying Funds invest, which may cause the Underlying Funds to lose value. There can be no assurance that we or the Underlying Funds or our service providers and intermediaries will be able to avoid negative impacts associated with natural and man-made disasters.
Restrictions on Withdrawals from Qualified Plans — Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee (i) reaches age 59½, (ii) has a severance from employment, (iii) dies, (iv) becomes disabled, or (v) incurs a hardship. Furthermore, effective for plan years beginning in 2024, distributions of employee elective deferrals, qualified nonelective contributions, qualified matching contributions, and gains attributable to such contributions may now be made on account of hardship. Under prior provisions, distributions on account of hardship generally were limited to amounts attributable to employee elective deferrals. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, purchasing a residence, paying certain tuition expenses, paying for funeral expenses, paying for casualty losses on your principal residence, or paying amounts needed to avoid eviction or foreclosure that may only be met by the distribution.
If you own a Contract purchased as a tax-sheltered Section 403(b) annuity contract, you will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to the Owner’s December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a rollover under the Internal Revenue Code. An Owner of a Contract may be able to transfer your Contract’s Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under your employer’s Section 403(b) arrangement.
Your particular Qualified Plan or 403(b) plan or program may have additional restrictions on distributions that may also be followed for your Contract. The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See “Federal Tax Matters.”
If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Generally, a Qualified Plan under Code sections 401(a), 403(b) or 457 may not permit the distribution or withdrawal of amounts accumulated under the Plan until after a fixed number of years, the attainment of a stated age or upon the occurrence of a specific event such as hardship, disability, retirement, death or termination of employment. Therefore, if you own a Contract purchased in connection with one of these Qualified Plans, you may not be entitled to make a full or partial withdrawal (including systematic withdrawals), as described in this Prospectus, unless one of the above-described conditions has been satisfied. For this reason, you should refer to the terms of your particular Qualified Plan, the Internal Revenue Code and other applicable law for any limitation or restriction on
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distributions and withdrawals, including the 10% penalty tax that may be imposed in the event of a distribution from a Qualified Plan before the participant reaches age 59½. See the discussion under “Tax Penalties.”
Federal Tax Matters

Introduction — The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code (“Code”). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company’s understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (“IRS”) as of the date of this Prospectus, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. The Company does not make any guarantee regarding the tax status of, or tax consequences arising from, any Contract or any transaction involving the Contract.
Tax Status of the Company and the Separate Account —
General. The Company intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.
Charge for the Company’s Taxes. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contract for the Company’s federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company’s tax status.
Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.
Optional Benefit Riders. It is possible that the Internal Revenue Service may take the position that fees deducted for certain optional benefit riders are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if withdrawn prior to age 59½. Although we do not believe that the fees associated or any optional benefit provided under the Contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the Contract.
Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Diversification Standards. Each Underlying Fund will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. Pursuant to these regulations, on the last day of each calendar quarter (or on any day within 30 days thereafter), no more than 55% of the total assets of an Underlying Fund may be represented by any one investment, no more than 70% may be represented by any two investments, no more than 80% may be represented by any three investments, and no more than 90% may be represented by any four investments. For purposes of Section 817(h), securities of a
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single issuer generally are treated as one investment but obligations of the U.S. Treasury and each U.S. Governmental agency or instrumentality generally are treated as securities of separate issuers. The Separate Account, through the Underlying Fund, intends to comply with the diversification requirements of Section 817(h).
Owner Control. In certain circumstances, owners of Non-Qualified variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable currently in the variable contract owner’s gross income. The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating Purchase Payments and Contract Values. While the Company does not think that such will be the case, these differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. The Company nonetheless reserves the right to modify the Contract, as it deems appropriate, to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Underlying Funds will be able to operate as currently described in the Prospectus, or that the Underlying Funds will not have to change their investment objectives or investment policies.
Income Taxation of Annuities in General—Non-Qualified Contracts — Section 72 of the Code governs the taxation of annuities. In general, a contract owner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See “Contracts Owned by Non-Natural Persons,” “Diversification Standards,” and “Owner Control.” Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies the Company of that election.
Withdrawals Prior to the Annuity Start Date. Code Section 72 provides generally that amounts received upon a total or partial withdrawal (including systematic withdrawals and withdrawals to pay investment advisory fees) from a Non-Qualified Contract prior to the Annuity Start Date generally will be treated as gross income to the extent that the cash value of the Contract immediately before the withdrawal (determined without regard to any withdrawal charge in the case of a partial withdrawal) exceeds the “investment in the contract.” The “investment in the contract” is that portion, if any, of Purchase Payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient’s gross income. The taxable portion is taxed as ordinary income. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a Contract.
Amounts distributed from a Contract because of your death or the death of the Annuitant are generally treated as income to the recipient. If distributed in a lump sum, such payments are taxed in the same manner as if the Contract had been surrendered, and if distributed under an Annuity Option, they are taxed in the same manner as annuity payments. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay advisory fees to a financial intermediary may be subject to federal and state income taxes and a 10% federal penalty tax. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges. Amounts distributed as loans are generally not taxable, as loans are only permitted for Contracts issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code. Such loan amounts become taxable in the event of default. See “Loans.”
Surrenders. Upon a complete surrender, the receipt is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed as ordinary income.
Annuity Payments. For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the “exclusion ratio,” which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the “excludable amount,” which establishes the non-taxable portion of each payment. The non-taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once the excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.
Penalty Tax on Certain Surrenders and Withdrawals. With respect to amounts withdrawn or distributed before the taxpayer reaches age 59½, a penalty tax is imposed equal to 10% of the portion of such amount which is includable in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death
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of the owner (or where the owner is not an individual, the death of the “primary annuitant,” who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer’s becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.
If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59½, or (b) before the taxpayer reaches age 59½.
Partial Annuitization. If part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.
Additional Considerations —
Distribution-at-Death Rules. In order to be treated as an annuity contract, a Non-Qualified contract must provide the following two distribution rules: (a) if any owner dies on or after the Annuity Start Date, and before the entire interest in the Contract has been distributed, the remainder of the owner’s interest will be distributed at least as quickly as the method in effect on the owner’s death; and (b) if any owner dies before the Annuity Start Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole designated beneficiary is the spouse of the deceased owner, the contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.
The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Designated Beneficiary is the deceased owner’s spouse.
Gift of Annuity Contracts. Generally, gifts of non-tax qualified Contracts prior to the Annuity Start Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor’s income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.
Contracts Owned by Non Natural Persons. If the Contract is held by a non-natural person (for example, a corporation) the income on that Contract (generally the increase in net surrender value less the Purchase Payments) is includable in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.
Multiple Contract Rule. For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all Non-Qualified deferred annuity contracts
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issued by the same insurer to the same contract owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract’s Annuity Start Date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.
In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Start Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the “exclusion ratio” under the contract.
Transfers, Assignments or Exchanges of a Contract. A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain Annuity Start Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. If contemplating any such transfer, assignment, selection or exchange, the Owner should contact a competent tax adviser with respect to the potential effects of such a transaction.
Qualified Plans — The Contract may be used with Qualified Plans that meet the requirements of Section 403(b), 408 or 408A of the Code. If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantage beyond that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. These Qualified Plans may permit the purchase of the Contract to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the Participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, the Company may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the plan or the Employee Retirement Income Security Act of 1974 (ERISA). Consequently, an Owner’s Beneficiary designation or elected payment option may not be enforceable.
The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or, for certain plans, could cause the plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the plan or subject the Owner or Beneficiary to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their Beneficiaries. These requirements may not be incorporated into the Company’s Contract administration procedures. Owners, Participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law.
The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:
Section 403(b). Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of Purchase Payments from gross income for tax purposes. The Contract may be purchased in connection with a Section 403(b) annuity plan.
Section 403(b) annuities must generally be provided under a plan which meets certain minimum participation, coverage, and nondiscrimination requirements. Each employee’s interest in a retirement plan qualified under Code Section 403(b) must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches their “applicable age” as defined in the Code or retires (“required beginning date”). If the employee attains age 72 after 2022 and age 73 before 2033, their applicable age is 73. If employee attains age 74 after 2032, their applicable age is 75. Periodic distributions must not
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extend beyond the life of the employee or the lives of the employee and a designated beneficiary (or over a period extending beyond the life expectancy of the employee or the joint life expectancy of the employee and a designated beneficiary).
If an employee dies before reaching his or her required beginning date, the employee’s entire interest in the plan must generally be distributed beginning before the close of the calendar year following the year of the employee’s death to a designated beneficiary over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the employee’s surviving spouse, distributions may be delayed until the employee would have reached their applicable age (defined above). Please note that for employees who die on or after January 1, 2020, most non-spouse Beneficiaries will no longer be able to satisfy these rules by “stretching” payouts over their lifetimes. Instead, those Beneficiaries will have to take their post-death distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries,” which include disabled and chronically ill individuals, individuals who are not more than ten years younger than the deceased individual, and children who have not reached the age of majority. Not all Annuity Options will satisfy minimum distribution rules for every designated beneficiary. Employees and Beneficiaries should consult a tax adviser if they may be affected by these changes.
If an employee dies after reaching his or her required beginning date, the employee’s interest in the plan must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the employee’s death.
A Section 403(b) annuity contract may be purchased with employer contributions, employee contributions or a combination of both. An employee’s rights under a Section 403(b) contract attributable to employee contributions must be nonforfeitable. The contribution limit is similar to the limits on contributions to qualified retirement plans and depends upon, among other things, whether the annuity contract is purchased with employer or employee contributions.
Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee. However, employee salary reduction contributions can be made to certain 403(b) annuities on an after-tax basis. See Roth 403(b) below.
A Section 403(b) annuity contract must prohibit the distribution of employee contributions (including earnings thereon) until the employee: (i) attains age 59½, (ii) has a severance from employment; (iii) dies; (iv) becomes disabled; or (v) incurs a financial hardship. Additional restrictions may be imposed by a particular 403(b) Plan or program.
Distributions from a Section 403(b) annuity contract may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See “Rollovers.”
If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Section 408. Traditional Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities (“traditional IRAs”). The Contract may be purchased as an IRA. The IRAs described in this section are called “traditional IRAs” to distinguish them from “Roth IRAs,” which are described below.
IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of (i) $7,500 or $8,600 for owners age 50 or older (for 2026) or (ii) 100% of the individual’s taxable compensation (for 2026).
Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,100 in 2026 (indexed for inflation in future tax years). However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual’s adjusted gross income for the year ($129,000 to $149,000 for a married couple filing a joint return and $81,000 to $91,000 for a single taxpayer in 2026). If the individual’s spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint
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return is between $242,000 to $252,000 (for 2026). Non-deductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.
Sale of the Contract for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.
In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 403(b) of the Code; however, the required beginning date for traditional IRAs is generally the April 1 following the calendar year that the contract owner reaches their applicable age (as defined above)—the contract owner’s retirement date, if any, will not affect his or her required beginning date. See “Section 403(b).” Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual’s income is the amount of the distribution that bears the same ratio as the individual’s nondeductible contributions bears to the expected return under the IRA.
Distributions from a traditional IRA may be eligible for a tax-free rollover to any kind of eligible retirement plan, including another traditional IRA. In certain cases, a distribution of non-deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See “Rollovers.”
The IRS has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.
Section 408A. Roth IRAs. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $153,000 to $168,000 in adjusted gross income for 2026 ($242,000 to $252,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA. Distributions from Roth 403(b) plans can be rolled over to a Roth IRA regardless of income.
Regular contributions to a Roth IRA are not deductible, and rollovers and conversions from other retirement plans are taxable when completed, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. However, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Rollovers of Roth contributions were already taxed when made and are not generally subject to tax when rolled over to a Roth IRA. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner’s lifetime. Generally, however, the amount remaining in a Roth IRA after the Contract Owner’s death must begin to be distributed by the end of the first calendar year after death, and made in amounts that satisfy IRS required minimum distribution regulations. Beginning with deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must complete distributions within ten years of the Owner’s death.
Rollovers. A “rollover” is the tax-free transfer of a distribution from one “eligible retirement plan” to another. Distributions which are rolled over are not included in the employee’s gross income until some future time.
If any portion of the balance to the credit of an employee in a Section 403(b) or other eligible retirement plan (other than Roth sources) is paid in an “eligible rollover distribution” and the payee transfers any portion of the amount received to an “eligible retirement plan,” then the amount so transferred is not includable in income. Also, pre-tax distributions from an IRA may be rolled over to another kind of eligible retirement plan. An “eligible rollover distribution” generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution, death distributions (except to a surviving spouse) and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.
For an employee (or employee's spouse or former spouse as beneficiary or alternate payee), an “eligible retirement plan” will be another Section 403(b) plan, a qualified retirement plan, or a traditional individual retirement account or annuity described in Code Section 408. For a non-spouse beneficiary, an “eligible retirement plan” is an
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IRA established by the direct rollover. For a Roth 403(b) account, a rollover, including a direct rollover, can only be made to a Roth IRA or to the same kind of account in another plan (such as a Roth 403(b) to a Roth 403(b), but not a Roth 403(b) to a Roth 401(k)) or to a Roth IRA. Anyone attempting to rollover Roth 403(b) contributions should seek competent tax advice. Additionally, a rollover for a Roth IRA can only be made to another Roth IRA.
A Section 403(b) plan must provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.
Only one indirect rollover may be made from an IRA, including traditional IRAs, Roth IRAs, SIMPLE-IRAs and SEP-IRAs, to another IRA in a 12-month period. The 12-month period begins on the date the IRA distribution is received. If a second indirect rollover is made during the 12-month period, the transaction may have adverse tax consequences. This rollover limitation does not apply to direct rollovers or a rollover between a retirement plan and an IRA.
Tax Penalties. Premature Distribution Tax. Distributions from a 403(b) plan or IRA before the participant reaches age 59½ are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee’s disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and (except for IRAs) which begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that are rolled over or transferred in accordance with Code requirements; (viii) made as a qualified reservist distribution; (ix) that are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree; (x) made in connection with the birth or adoption of a child, in limited circumstances; or (xi) made to terminally ill employees.
The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. There are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59½: withdrawals made to pay “qualified” higher education expenses and withdrawals made to pay certain “eligible first-time home buyer expenses.” There may be additional exceptions to the 10% penalty tax (e.g., certain disaster relief distributions).
Minimum Distribution Tax. If the amount distributed from a Qualified Contract is less than the minimum required distribution for the year, the Participant is subject to a 25% tax on the amount that was not properly distributed, which is reduced to 10% if corrected within a two year correction period. The value of any enhanced death benefits or other optional Contract provisions such as the Guaranteed Minimum Income Benefit may need to be taken into account when calculating the minimum required distribution. Consult a tax advisor.
Withholding. Periodic distributions (e.g., annuities and installment payments) from a Qualified Contract that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.
Eligible rollover distributions from a Qualified Plan (other than IRAs) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.
The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.
Other Tax Considerations —
Federal Estate, Gift, and Generation-Skipping Transfer Taxes. While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.
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Under certain circumstances, the Code may impose a “generation skipping transfer tax” (“GST”) when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require the Company to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.
Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.
Medicare Tax. Distributions from non-qualified annuity contracts are considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.
Possible Tax Changes. From time to time, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change). Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that Owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion to be considered tax advice.
Other Information

Voting of Underlying Fund Shares — The Company is the legal owner of the shares of the Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having beneficial interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.
The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.
It is important that each Owner provide voting instructions to the Company because we vote all Underlying Fund shares proportionately in accordance with instructions received from Owners. This means that the Company will vote shares for which no timely voting instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of Owners may control the outcome of a vote. The Company will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Owners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.
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Changes to Investments — The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. In addition, the Company reserves the right to substitute shares of any or all of the Underlying Funds in accordance with applicable law. In all cases, the Company will send you notice. For instance, the Company may seek to substitute shares of Underlying Funds should they no longer be available for investment, or if the Company’s management believes further investment in shares of any Underlying Fund should become inappropriate in view of the purposes of the Contract. The Company may substitute shares of an Underlying Fund with the shares of another Underlying Fund or the shares of a fund not currently offered under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners. The Company further reserves the right to close any Subaccount to future allocations.
The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Owners if, in its sole discretion, marketing, tax, or investment conditions so warrant.
Subject to compliance with applicable law, the Company may transfer assets to the General Account. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.
In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under the 1940 Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.
Changes to Comply with Law and Amendments — The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.
Reports to Owners — The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Fixed Account and the Subaccounts and any other information required by law. The Company will also send confirmations upon Purchase Payments, transfers, loans, loan repayments, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis rather than at the time they occur. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.
You will also receive an annual and semiannual shareholder report for those Underlying Funds corresponding to the Subaccounts to which you have allocated your Contract Value. The shareholder reports contain information required by federal securities laws and will also be available online at https://vpx.broadridge.com/GetContract1.asp?doctype=pros&cid=sblife&fid=336277405&template=fsblny.
Electronic Privileges — If the proper form has been completed, signed, and received at the Company’s Administrative Office, you may (1) request a transfer of Contract Value and make changes in your Purchase Payment allocation and to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone; (2) request a transfer of Contract Value electronically via facsimile; and (3) request a transfer of Contract Value through the Company’s website. If you elect Electronic Privileges, you automatically authorize your financial representative to make transfers of Contract Value and changes in your Purchase Payment allocation or Dollar Cost Averaging or Asset Reallocation Option, on your behalf.
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Any telephone or electronic device, whether it is the Company’s, yours, your service provider’s, or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company’s processing of your transfer request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Administrative Office.
The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions, provided it complies with its procedures. The Company’s procedures require that any person requesting a transfer by telephone provide the account number and the Owner’s tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations) or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.
By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company nor any of its affiliates nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys’ fees) arising out of any telephone requests, provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.
Legal Proceedings — The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or SDL is a party that are reasonably likely to materially affect the Separate Account or the Company’s ability to meet its obligations under the Contract, or SDL’s ability to perform its contract with the Separate Account.
Sale of the Contract — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering.
Principal Underwriter. The Company has entered into a principal underwriting agreement with its affiliate, SDL, for the distribution and sale of the Contract. SDL’s home office is located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of Security Benefit Life Insurance Company, an affiliate of the Company, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended, and is a member of FINRA.
SDL does not sell the Contract directly to purchasers. The Contract is offered to the public through SDL’s registered representatives, as well as through registered representatives of broker-dealers that have entered into selling agreements with SDL for the sale of the Contract (collectively, “Selling Broker-Dealers”). Registered representatives of SDL and of Selling Broker-Dealers must be licensed as insurance agents by New York insurance authorities and appointed as agents of the Company in order to sell the Contract. The Company pays commissions directly to SDL, as well as to Selling Broker-Dealers through SDL in connection with sales of the Contract. During fiscal years 2025, 2024, and 2023, the amounts paid to SDL in connection with all contracts sold through the Separate Account were $13,329, $11,428, and $22,001, respectively. SDL passes through commissions it receives either to the SDL registered representatives involved in the sales process or to the Selling Broker-Dealers for their sales of the Contract, as applicable. SDL does not retain any portion of commissions it receives as principal underwriter for the Contract. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SDL’s registered representatives, advertising expenses, and other expenses of distributing the Contract. The Company does not pay commissions to financial intermediaries who receive advisory fees from Contract owners because such intermediaries receive compensation in connection with the Contract in the form of those advisory fees.
Selling Broker-Dealers. The Company pays commissions to SDL and to Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. Commissions and other incentives or payments described below are not charged directly to Owners or the Separate Account. The Company uses its corporate assets to pay commissions and other costs of
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distributing the Contract. Commissions and other incentives or payments described below are not charged directly to Owners of the Separate Account. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract (including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contract) or from its General Account.
Compensation Paid to All Selling Broker-Dealers. The Company pays compensation as a percentage of initial and subsequent Purchase Payments at the time it receives them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of compensation may vary depending on the selling agreement, the Company does not expect compensation to exceed 6.5% annually of aggregate Purchase Payments (if compensation is paid as a percentage of Purchase Payments) and/or 1.0% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). The Company also pays non-cash compensation in connection with the sale of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, in compliance with applicable regulatory requirements.
The registered representative who sells you the Contract typically receives a portion of the compensation the Company pays to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works receive in connection with your purchase of a Contract.
Additional Compensation Paid to Selected Selling Broker-Dealers. In addition to the commissions and non-cash compensation described above, the Company pays additional compensation to selected Selling Broker-Dealers. These payments include: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company’s variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers’ marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company’s variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; (5) sponsorship of or reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars put on by the Selling Broker-Dealers; and (6) reimbursement of Selling Broker-Dealers for expenses incurred by the Selling Broker-Dealer or its registered representatives in connection with client seminars or similar prospecting activities conducted to promote sales of the Contract.
These additional compensation arrangements are not offered to all Selling Broker-Dealers and the terms of such arrangements and the payments made thereunder can differ substantially among Selling Broker-Dealers. The payments may be significant and may be calculated in different ways for different Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of the Company’s products (and/or its affiliates’ products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.
Additional Information

Registration Statement — A Registration Statement of which this Prospectus is a part has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC’s principal office in Washington, DC, upon payment of any of the SEC’s prescribed fees, and may also be obtained for free from the SEC’s web site (https://www.sec.gov). You may also obtain the Statement of Additional Information by writing the Company at its Administrative Office, P.O. Box 750497, Topeka, Kansas 66675-0497 or by calling 1-800-888-2461. The Statement of Additional Information is also available online at https://vpx.broadridge.com/GetContract1.asp?doctype=pros&cid=sblife&fid=336277405&template=fsblny.
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Financial Statements — You can find financial statements for First Security Benefit Life Insurance and Annuity Company of New York and Subsidiaries and the Separate Account in the Statement of Additional Information, which is available online at https://vpx.broadridge.com/GetContract1.asp?doctype=pros&cid=sblife&fid=336277405&template=fsblny. To receive a copy of the Statement of Additional Information free of charge, call your investment professional or contact us at 1-800-888-2461.
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APPENDIX A
Investment Options Available Under the Contract

Underlying Funds — The following is a list of Underlying Funds available under the Contract. More information about the Underlying Funds is available in the prospectuses for the Underlying Funds, which may be amended or updated from time to time, and can be found online at https://vpx.broadridge.com/GetContract1.asp?doctype=pros&cid=sblife&fid=336277405&template=fsblny. You can view, download, and print copies of Underlying Fund documents at this website. You can also request this information at no cost by calling 1-800-888-2461 or by sending an email request to FSBLProspectusRequests@securitybenefit.com.
The current expenses and performance information below reflect the fees and expenses of the Underlying Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Underlying Fund’s past performance is not necessarily an indication of future performance. Updated performance information is available online at https://www.fsbl.com/performance.
Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Mid Cap Value	AB Discovery Value – Class B Adviser: AllianceBernstein L.P.	1.07%	2.64%	8.48%	8.27%
Global Allocation	AB VPS Dynamic Asset Allocation – Class B Adviser: AllianceBernstein L.P.	1.20%	13.21%	4.74%	5.25%
Balanced/Asset Allocation	American Funds IS® Asset Allocation – Class 4 Adviser: Capital Research and Management Company	0.79%	15.59%	8.70%	9.50%
Global Bond	American Funds IS® Capital World Bond – Class 4 Adviser: Capital Research and Management Company	0.98%	9.03%	-2.76%	0.97%
International Equity	American Funds IS® EUPAC FundTM – Class 4 Adviser: Capital Research and Management Company	1.03%	26.41%	3.14%	6.73%
Global Equity	American Funds IS® Global Growth – Class 4 Adviser: Capital Research and Management Company	1.01%	21.34%	7.97%	11.89%
Large Cap Blend	American Funds IS® Growth-Income – Class 4 Adviser: Capital Research and Management Company	0.78%	17.77%	13.62%	13.63%
Emerging Markets	American Funds IS® New World – Class 4 Adviser: Capital Research and Management Company	1.15%	27.92%	5.06%	8.98%
Large Cap Value	BlackRock Equity Dividend V.I. – Class III Adviser: BlackRock Advisors, LLC	1.13%	21.32%	11.45%	11.01%
Global Allocation	BlackRock Global Allocation V.I. – Class III Adviser: BlackRock Advisors, LLC Sub-Adviser: BlackRock (Singapore) Limited; BlackRock International Limited	1.15%	19.42%	5.51%	7.33%
High Yield Bond	BlackRock High Yield V.I. – Class III Adviser: BlackRock Advisors, LLC Sub-Adviser: BlackRock International Limited	0.89%	9.09%	4.57%	6.07%
Mid Cap Blend	BNY Mellon IP MidCap Stock – Service Class Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Newton Investment Management North America, LLC	1.12%	9.81%	9.39%	8.51%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Small Cap Blend	BNY Mellon IP Small Cap Stock Index – Service Class Adviser: BNY Mellon Investment Adviser, Inc.	0.61%	5.36%	6.65%	9.15%
Specialty-Sector	BNY Mellon IP Technology Growth – Service Class Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Newton Investment Management North America, LLC	1.07%	27.87%	8.96%	16.97%
Large Cap Blend	BNY Mellon VIF Appreciation – Service Class Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Fayez Sarofim & Co., LLC	1.10%	9.78%	9.08%	12.63%
Large Cap Growth	ClearBridge Variable Growth – Class II Adviser: Franklin Templeton Fund Adviser, LLC Sub-Adviser: ClearBridge Investments, LLC	1.13%	13.10%	4.98%	7.20%
Small Cap Growth	ClearBridge Variable Small Cap Growth – Class I Adviser: Franklin Templeton Fund Adviser, LLC Sub-Adviser: ClearBridge Investments, LLC	0.81%	9.23%	-0.17%	9.38%
Large Cap Value	Fidelity® VIP Equity-Income – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.71%	18.75%	12.23%	11.32%
Large Cap Growth	Fidelity® VIP Growth & Income – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.72%	21.21%	15.83%	13.56%
Large Cap Growth	Fidelity® VIP Growth Opportunities – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.81%	21.73%	11.04%	19.64%
High Yield Bond	Fidelity® VIP High Income – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	1.07%	10.31%	4.00%	5.34%
International Equity	Fidelity® VIP Overseas – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited; FIL Investment Advisors; FIL Investment Advisors (UK) Limited	0.97%	20.05%	6.35%	7.55%
Balanced/Asset Allocation	Franklin Allocation VIP Fund – Class 4 Adviser: Franklin Advisers, Inc.	0.97%	12.53%	5.59%	7.19%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Balanced/Asset Allocation	Franklin Income VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.72%	12.56%	7.66%	7.30%
Global Equity	Franklin Mutual Global Discovery VIP Fund – Class 2 Adviser: Franklin Mutual Advisers, LLC	1.16%	23.34%	12.00%	8.52%
Small Cap Value	Franklin Small Cap Value VIP Fund – Class 2 Adviser: Franklin Mutual Advisers, LLC	0.92%	7.65%	8.86%	9.81%
Multi-Sector Bond	Franklin Strategic Income VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.08%	7.24%	1.92%	3.10%
Floating Rate Bond	Guggenheim VIF Floating Rate Strategies Adviser: Guggenheim Partners Investment Management, LLC	1.54%	3.57%	4.56%	4.12%
Specialty	Guggenheim VIF Global Managed Futures Strategy Adviser: Security Investors, LLC	2.32%	3.65%	3.94%	1.27%
High Yield Bond	Guggenheim VIF High Yield Adviser: Guggenheim Partners Investment Management, LLC	1.57%	6.84%	4.16%	5.55%
Specialty	Guggenheim VIF Multi-Hedge Strategies Adviser: Security Investors, LLC	1.80%	1.25%	1.23%	1.62%
Intermediate Term Bond	Guggenheim VIF Total Return Bond Adviser: Guggenheim Partners Investment Management, LLC	0.99%	7.48%	-0.21%	3.13%
Mid Cap Value	Invesco V.I. American Value – Series II Adviser: Invesco Advisers, Inc.	1.14%	20.76%	17.56%	12.01%
Large Cap Value	Invesco V.I. Comstock – Series II Adviser: Invesco Advisers, Inc.	1.00%	17.14%	15.14%	11.67%
Intermediate Core-Plus Bond	Invesco V.I. Core Plus Bond – Series II Adviser: Invesco Advisers, Inc.	0.99%	6.96%	-0.36%	2.73%
Mid Cap Growth	Invesco V.I. Discovery Mid Cap Growth – Series II Adviser: Invesco Advisers, Inc.	1.11%	4.53%	3.64%	11.10%
Balanced/Asset Allocation	Invesco V.I. Equity and Income – Series II Adviser: Invesco Advisers, Inc.	0.82%	12.52%	8.68%	8.64%
International Equity	Invesco V.I. EQV International Equity – Series II Adviser: Invesco Advisers, Inc.	1.15%	16.23%	3.42%	5.95%
Global Equity	Invesco V.I. Global – Series II Adviser: Invesco Advisers, Inc.	1.06%	15.02%	7.01%	10.72%
Specialty-Sector	Invesco V.I. Global Real Estate – Series I Adviser: Invesco Advisers, Inc.	1.02%	7.85%	1.73%	2.44%
Money Market	Invesco V.I. Government Money Market – Series II Adviser: Invesco Advisers, Inc.	0.63%	3.76%	2.85%	1.77%
Government Bond	Invesco V.I. Government Securities – Series II Adviser: Invesco Advisers, Inc.	0.95%	6.95%	-0.22%	1.34%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Specialty-Sector	Invesco V.I. Health Care – Series I Adviser: Invesco Advisers, Inc.	0.99%	15.33%	3.80%	6.58%
Mid Cap Blend	Invesco V.I. Main Street Mid Cap Fund® – Series II Adviser: Invesco Advisers, Inc.	1.19%	8.96%	8.83%	9.08%
Small Cap Blend	Invesco V.I. Main Street Small Cap Fund® – Series II Adviser: Invesco Advisers, Inc.	1.09%	8.44%	8.07%	10.31%
Mid Cap Growth	Janus Henderson VIT Enterprise – Service Class Adviser: Janus Henderson Investors US LLC	0.97%	7.41%	7.35%	12.51%
Large Cap Growth	Janus Henderson VIT Research – Service Class Adviser: Janus Henderson Investors US LLC	1.07%	18.10%	13.83%	15.59%
Multi-Sector Bond	Lord Abbett Series Bond-Debenture VC – Class VC Adviser: Lord, Abbett & Co. LLC	0.98%	8.33%	2.10%	4.72%
Small Cap Growth	Lord Abbett Series Developing Growth VC – Class VC2 Adviser: Lord, Abbett & Co. LLC	1.27%	14.59%	-1.17%	11.03%
Mid Cap Value	LVIP American Century Mid Cap Value – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	1.03%	8.83%	8.72%	8.96%
Large Cap Growth	LVIP American Century Ultra – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	0.92%	12.67%	11.52%	17.00%
Large Cap Value	LVIP American Century Value – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	0.90%	15.85%	11.47%	10.07%
Intermediate Core Bond	LVIP JPMorgan Core Bond – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: J.P. Morgan Investment Management, Inc.	0.99%	7.15%	-0.29%	1.85%
International Equity	MFS® VIT II Research International – Service Class Adviser: Massachusetts Financial Services Company	1.22%	21.75%	5.25%	7.27%
Balanced/Asset Allocation	MFS® VIT Total Return – Service Class Adviser: Massachusetts Financial Services Company	0.96%	10.91%	6.16%	7.36%
Specialty-Sector	MFS® VIT Utilities – Service Class Adviser: Massachusetts Financial Services Company	1.04%	14.76%	7.38%	9.22%
Emerging Markets	Morgan Stanley VIF Emerging Markets Equity – Class II Adviser: Morgan Stanley Investment Management, Inc. Sub-Adviser: Morgan Stanley Investment Management Company	1.53%	32.90%	4.32%	7.21%
Asset Allocation/ Lifestyle	Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.85%	20.00%	10.55%	10.36%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Asset Allocation/ Lifestyle	Morningstar Balanced ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.84%	14.82%	6.61%	7.25%
Asset Allocation/ Lifestyle	Morningstar Conservative ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.93%	8.82%	2.19%	3.50%
Asset Allocation/ Lifestyle	Morningstar Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.82%	17.91%	8.82%	9.05%
Asset Allocation/ Lifestyle	Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.88%	11.70%	4.43%	5.46%
Multi Cap Value	NAA All Cap Value Series Adviser: New Age Alpha Advisors, LLC	1.15%	12.87%	11.12%	10.40%
Large Cap Value	NAA Large Cap Value Series Adviser: New Age Alpha Advisors, LLC	1.05%	14.16%	12.15%	10.88%
Large Cap Blend	NAA Large Core Series Adviser: New Age Alpha Advisors, LLC	1.16%	16.43%	13.65%	14.25%
Large Cap Growth	NAA Large Growth Series Adviser: New Age Alpha Advisors, LLC	1.17%	17.02%	13.89%	17.04%
Mid Cap Growth	NAA Mid Growth Series Adviser: New Age Alpha Advisors, LLC	1.18%	2.17%	4.48%	10.63%
Small Cap Value	NAA Small Cap Value Series Adviser: New Age Alpha Advisors, LLC	1.29%	3.30%	8.47%	7.65%
Small Cap Growth	NAA Small Growth Series Adviser: New Age Alpha Advisors, LLC	1.42%	6.58%	2.59%	8.89%
Mid Cap Value	NAA SMid-Cap Value Series Adviser: New Age Alpha Advisors, LLC	1.18%	7.35%	9.30%	9.97%
Global Equity	NAA World Equity Income Series Adviser: New Age Alpha Advisors, LLC	1.18%	22.75%	11.42%	9.99%
Specialty	Neuberger Berman Quality Equity Portfolio – Class S Adviser: Neuberger Berman Investment Advisers LLC	1.12%	13.43%	12.54%	12.66%
Global Allocation	Nomura VIP Asset Strategy - Service Class Adviser: Delaware Management Company	1.04%	16.66%	7.07%	7.84%
Specialty	PIMCO VIT All Asset – Administrative Class Adviser: Pacific Investment Management Company LLC Sub-Adviser: Research Affiliates LLC	2.22%	14.20%	5.60%	6.77%
Specialty-Sector	PIMCO VIT CommodityRealReturn Strategy – Adminis- trative Class Adviser: Pacific Investment Management Company LLC	3.38%	18.79%	10.55%	6.54%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Emerging Markets Bond	PIMCO VIT Emerging Markets Bond – Advisor Class Adviser: Pacific Investment Management Company LLC	1.27%	14.86%	2.34%	4.96%
International Bond	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) – Administrative Class Adviser: Pacific Investment Management Company LLC	1.09%	3.95%	1.03%	2.88%
Short Term Bond	PIMCO VIT Low Duration – Administrative Class Adviser: Pacific Investment Management Company LLC	0.66%	5.52%	1.57%	1.79%
Inflation- Protected Bond	PIMCO VIT Real Return – Administrative Class Adviser: Pacific Investment Management Company LLC	1.39%	7.85%	1.21%	3.21%
Intermediate Term Bond	PIMCO VIT Total Return – Advisor Class Adviser: Pacific Investment Management Company LLC	0.83%	8.78%	-0.08%	2.26%
Small Cap Value	Putnam VT Small Cap Value – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Franklin Advisers, Inc.; Franklin Templeton Investment Management Limited	1.02%	5.27%	10.99%	9.13%
Small Cap Blend	Royce Micro-Cap – Investment Class Adviser: Royce & Associates, LP	1.22%	13.89%	9.17%	10.14%
Specialty-Sector	T. Rowe Price Health Sciences – Class II Adviser: T. Rowe Price Associates, Inc.	1.11%	17.80%	3.86%	8.70%
Emerging Markets	Templeton Emerging Markets VIP Fund – Class 2 Adviser: Templeton Asset Management Ltd Sub-Adviser: Franklin Templeton Investment Management Limited	1.37%	46.27%	5.46%	10.40%
Global Bond	Templeton Global Bond VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.78%	15.73%	-0.96%	-0.15%
High Yield Bond	Western Asset Variable Global High Yield Bond – Class II Adviser: Franklin Templeton Fund Adviser, LLC Sub-Adviser: Western Asset Management Company, LLC; Western Asset Management Company Limited (London); Western Asset Management Company Pte. Ltd. (Singapore)	1.06%	9.95%	2.34%	5.09%
1
Certain Investment Portfolios and their investment advisers have entered into temporary expense reimbursement and/or fee waivers. Please see the Investment Portfolios’ prospectuses for additional information regarding these arrangements

2 This fund is no longer available for new transfers.
Fixed Option — The following is a list of Fixed Options currently available under the Contract. We may change the features of the Fixed Options listed below, offer new Fixed Options, and terminate existing Fixed Options. We will provide you with written notice before doing so. Depending on the optional benefits you choose, you may not be able to invest in the Fixed Options, as noted below.
See “The Fixed Account” in the prospectus for a description of the Fixed Investment Options’ features.
Name	Term	Minimum Guaranteed Interest Rate
Fixed Account	Not applicable	1%

Optional Rider Investment Restrictions

If you have elected one of the optional riders listed in the table below, your Contract is subject to investment allocation restrictions. Depending on the optional riders you choose, you may not be able to invest in certain Underlying Funds or the Fixed Account. In addition, other investment restrictions may apply, as shown below.
Riders No Longer Available
Rider	Investment Restriction	Investment Allocation Impact on Crediting Rate
Guaranteed Minimum Income Benefit at 5%	N/A	The Company will credit a maximum rate of 4% for amounts allocated to the Invesco V.I. Government Money Market, the Fixed Account and the Loan Account. All other investments will be credited at 5%.

APPENDIX B
Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010

Guaranteed Minimum Income Benefit — (This rider was available for purchase ONLY prior to
February 1, 2010) — This rider makes available a minimum amount for the purchase of a fixed Annuity (“Minimum Income Benefit”). The Minimum Income Benefit is equal to Purchase Payments and any Credit Enhancements and Bonus Credits, net of any premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3% or 5%, as elected in the application. (If you elected the Guaranteed Minimum Income Benefit at 5%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the Invesco V.I. Government Money Market, the Fixed Account and the Loan Account; however you will still pay the Rider charge applicable to the 5% rate.) Any amounts allocated to the Loan Account, however, will only earn the Guaranteed Rate.
In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred and accrues such interest until the earlier of: (1) the Annuity Start Date, or (2) the Contract anniversary following the oldest Annuitant’s 80th birthday. In the event of a withdrawal, the Minimum Income Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.
You may apply the Minimum Income Benefit, less any applicable premium tax and pro rata account administration charge, to purchase a fixed Annuity within 30 days of any Contract anniversary following the 10th Contract anniversary. You may apply the Minimum Income Benefit to purchase only a fixed Annuity under Option 2, life income with a 10-year period certain, or Option 4B, joint and last survivor with a 10-year period certain. See the discussion of Options 2 and 4 under “Annuity Options.” The Annuity rates for this rider are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and an interest rate of 2½%. This rider was available only if the age of the Owner at the time the Contract was issued was 79 or younger.
Example 1. How the Guaranteed Minimum Income Benefit Increases with Purchase Payments and Interest. Assume:
(i)
The Owner purchases the Contract with the Guaranteed Minimum Income Benefit at 5%.
(ii)
The initial Purchase Payment is $100,000.
(iii)
No Contract Value is allocated to the Invesco V.I. Government Money Market or Fixed Account.
(iv)
There are no outstanding loans on the Contract.
At the time the Contract is issued, the Minimum Income Benefit is $100,000. 191 days after Contract issue, the Owner adds a Purchase Payment of $50,000 to the Contract. As a result of interest accrued over the 191 days since the initial Purchase Payment, immediately prior to the $50,000 Purchase Payment, the Minimum Income Benefit has increased to $102,586, calculated as follows:
Purchase Payment x (1 + Effective Annual Interest Rate)Time Elapsed Since Purchase Payment
$100,000 x (1 + .05)(191/365)
$100,000 x 1.05(191/365) = $102,586
After the $50,000 Purchase Payment, the Minimum Income Benefit is $152,586 ($102,586 + $50,000).
Example 2. How the Guaranteed Minimum Income Benefit Decreases as a Result of Withdrawals.
Continuing from Example 1, the Owner takes a withdrawal of $15,000 a little over a year (377 days) after the $50,000 Purchase Payment. The Contract Value prior to the withdrawal is $150,000 and the Minimum Income Benefit prior to the withdrawal is $160,472.50 ($152,586 x 1.05(377/365)). After the withdrawal, the Minimum Income Benefit decreases as follows:
Minimum Income Benefit prior to withdrawal x (1 - (Withdrawal amount / Contract Value prior to Withdrawal))
$160,472.50 x (1 - ($15,000 / $150,000))
$160,472.50 x (1 - .10)
$160,472.50 x .90 = $144,425.25

After the $15,000 withdrawal, the Contract Value is $135,000 ($150,000 - $15,000), and the Minimum Income Benefit is $144,425.25.
Example 3. How the Minimum Income Benefit is used at Annuitization.
Continuing from Example 2, the Owner decides to annuitize the Contract 20 days after the 10th Contract anniversary. Approximately 3,104 days have elapsed since the last withdrawal of $15,000. The Owner has taken no other withdrawals and added no additional Purchase Payments to the Contract. The Owner chooses Annuity Option 2 and monthly annuity payments. At the time of annuitization, the year is 2020, and the Owner, a male, is age 72. The guaranteed rate per thousand for the 5% Guaranteed Minimum Income Benefit assuming life with 10 year period certain for a male aged 72 in 2020 is $5.65. As a result of accrued interest, the Minimum Income Benefit at the time of annuitization is $218,695.20 ($144,425.25 x (1.05(3104/365))). The guaranteed monthly annuity payment is calculated as follows:
(Minimum Income Benefit at Annuitization / $1,000) x Applicable guaranteed rate per thousand
($218,695.20 / $1,000) x $5.65
$218.70 x $5.65 = $1,235.63
Example 4. How Advisory Fee Withdrawals Reduce the Guaranteed Minimum Income Benefit. Assume:
(i)
The Owner purchases the Contract with the Guaranteed Minimum Income Benefit at 5%.
(ii)
The initial Purchase Payment is $100,000.
(iii)
No Contract Value is allocated to the Invesco V.I. Government Money Market or Fixed Account.
(iv)
There are no outstanding loans on the Contract.
191 days after the Contract Date, a $1,000 advisory fee is withdrawn from the Contract. Prior to the withdrawal, the Contract Value is $100,000. Assume no Credit Enhancements or Bonus Credits are applicable. At the time the Contract is issued, the initial Guaranteed Minimum Income Benefit is $100,000. Immediately prior to the withdrawal of the advisory fee, the Guaranteed Minimum Income Benefit would have grown to $102,586 ($100,000 x 1.05(191/365)). After the advisory fee is withdrawn, the reduction to the Guaranteed Minimum Income Benefit is calculated as follows:
Guaranteed Minimum Income Benefit prior to withdrawal	x (1 -	(Advisory Fee Withdrawal	/	Contract Value Prior to Advisory Fee Withdrawal))

$102,586 x (1 - ($1,000 / $100,000))
$102,586 x (1 - .01) = $101,560.14
After the advisory fee withdrawal, the Contract Value is $99,000 ($100,000 - $1000) and the Guaranteed Minimum Income Benefit is $101,560.14.
Guaranteed Minimum Withdrawal Benefit — (This rider was available for purchase ONLY prior to February 1, 2010) — If you elected this rider when you purchased the Contract, your “Benefit Amount” was equal to a percentage of the initial Purchase Payment including any Credit Enhancement and/or Bonus Credit. If you purchased the rider on a Contract anniversary, your Benefit Amount was equal to a percentage of your Contract Value on the Valuation Date we added this rider to your Contract. The Benefit Amount, which is the amount available for withdrawal under this rider, is reduced as you take Annual Withdrawal Amounts, and the Benefit Amount as so reduced is referred to as the “Remaining Benefit Amount.”
Under this rider, you may withdraw up to a specified amount each Contract Year (the “Annual Withdrawal Amount”), regardless of the performance of your Contract Value, until the Remaining Benefit Amount is reduced to $0. The Annual Withdrawal Amount initially is a percentage of the initial Purchase Payment including any Credit Enhancement and/or Bonus Credit (or Contract Value on the purchase date of the rider if the rider was purchased on a Contract anniversary). You may select one of the following combinations of Annual Withdrawal Amount and Benefit Amount:
Annual Withdrawal Amount*	Benefit Amount*
5%	130%
6%	110%

Annual Withdrawal Amount*	Benefit Amount*
7%	100%
*
A percentage of the initial Purchase Payment including any
Credit Enhancement and/or Bonus Credit (or Contract Value
on the purchase date of the rider if the rider was purchased on a Contract anniversary)

If you do not take the Annual Withdrawal Amount during a Contract Year, you may not take more than the Annual Withdrawal Amount in the next Contract Year, without triggering a proportional reduction in the Annual Withdrawal Amount and Remaining Benefit Amount. The Annual Withdrawal Amount can be taken in one withdrawal or multiple withdrawals during the Contract Year. You can continue to take up to the Annual Withdrawal Amount each Contract Year until the Remaining Benefit Amount is depleted.
Example 1. Annual Withdrawal Amount Continues when the Contract Value Reaches Zero. Assume:
(i)
The Owner purchases the Contract with the Guaranteed Minimum Withdrawal Benefit.
(ii)
The initial Purchase Payment is $100,000, and no additional Purchase Payments are added to the Contract.
(iii)
The Owner elects 5% as the Annual Withdrawal Amount, with 130% as the corresponding Benefit Amount.
(iv)
The assumed rate of return is -1.00%.
At the beginning of Contract Year 1, the Contract Value is $100,000, the Remaining Benefit Amount is $130,000, and the Annual Withdrawal Amount is $5,000. If the Owner takes no other withdrawals in Contract Year 1 besides the Annual Withdrawal Amount, at the beginning of Contract Year 2, the Contract Value is $94,050 and the Remaining Benefit Amount is $125,000. If the Owner continues taking only the Annual Withdrawal Amount each Contract Year, at the end of Contract Year 19, the Contract Value is $0, but the Remaining Benefit Amount is $35,000. The Owner can continue taking the Annual Withdrawal Amount for seven additional Contract Years until the Remaining Benefit Amount is $0.
If you take more than the Annual Withdrawal Amount in a Contract Year, we will recalculate the Remaining Benefit Amount, and your Annual Withdrawal Amount may be lower in the future. Withdrawals under this rider reduce Contract Value by the amount of the withdrawal, including any applicable withdrawal charges or premium taxes and any forfeited Credit Enhancements; provided, however, that a withdrawal of the Annual Withdrawal Amount is not subject to a withdrawal charge. Any withdrawal up to the Annual Withdrawal Amount in a Contract Year reduces the Free Withdrawal amount otherwise available in that Contract Year, and withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in forfeiture of Credit Enhancements if you have the Extra Credit Rider in effect. Please see the discussion under “Contingent Deferred Sales Charge,” and “Extra Credit.” Withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be subject to a 10% penalty tax. Please see “Federal Tax Matters.”
The Annual Withdrawal Amount will remain the same each Contract Year unless you make additional Purchase Payments after the purchase date of the rider, withdraw more than the Annual Withdrawal Amount in a Contract Year, or elect to reset the Remaining Benefit Amount as discussed below. If additional Purchase Payments are made, the Annual Withdrawal Amount will increase by an amount equal to 5%, 6% or 7% of the Purchase Payment including any Credit Enhancements and/or Bonus Credits, and the Remaining Benefit Amount will increase by an amount equal to 130%, 110% or 100% of the Purchase Payment including any Credit Enhancements and/or Bonus Credits, depending on which combination of Annual Withdrawal Amount and Benefit Amount you have selected.
The Annual Withdrawal Amount and Remaining Benefit Amount are recalculated in the event of a withdrawal in a Contract Year that exceeds the Annual Withdrawal Amount as follows. The Annual Withdrawal Amount and Remaining Benefit Amount respectively are reduced by an amount equal to a percentage of the Annual Withdrawal Amount and Remaining Benefit Amount. The percentage is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.
Example 2. Effect of an Excess Withdrawal and Recalculation of the Remaining Benefit Amount and the Annual Withdrawal Amount. Assume:
(i)
The Owner purchases the Contract with the Guaranteed Minimum Withdrawal Benefit.
(ii)
The initial Purchase Payment is $100,000, and no additional Purchase Payments are added to the Contract.
(iii)
The Owner elects 5% as the Annual Withdrawal Amount, with 130% as the corresponding Benefit Amount.

At the beginning of Contract Year 1, the Contract Value is $100,000, the Remaining Benefit Amount is $130,000, and the Annual Withdrawal Amount is $5,000. Due to negative market performance, in Contract Year 1 the Contract Value is reduced to $85,000 and the Owner decides to withdraw $15,000. This reduces the Contract Value to $70,000 ($85,000 - $15,000). Because the $15,000 withdrawal exceeds the Annual Withdrawal Amount, the Remaining Benefit Amount and future Annual Withdrawal Amount will be reduced. The excess withdrawal is equal to $10,000 ($15,000 - $5,000), the amount of the withdrawal in excess of the Annual Withdrawal Amount.
The percentage reduction in the Remaining Benefit Amount and the future Annual Withdrawal Amount is calculated as follows:
Excess Withdrawal Amount / (Contract Value Prior to Withdrawal - Annual Withdrawal Amount):
$10,000 / ($85,000 - $5,000)
$10,000 / $80,000 = 12.50%
The adjusted Remaining Benefit Amount is calculated as follows:
(Remaining Benefit Amount - Annual Withdrawal Amount) x (1 - Calculated Reduction)
$130,000 - $5,000 = $125,000
$125,000 x (1 - 12.50%) = $109,375
The future Annual Withdrawal Amount is calculated as follows:
Annual Withdrawal Amount x (1 - Calculated Reduction)
$5,000 x (1 - 12.50%) = $4,375
After the reduction, the Remaining Benefit Amount is $109,375 and the future Annual Withdrawal Amount is $4,375.
After the fifth anniversary of the purchase of this rider, you may elect to reset the Remaining Benefit Amount to an amount equal to Contract Value on the reset date and the Annual Withdrawal Amount to 5%, 6% or 7%, as applicable, of Contract Value on that date; provided, however, that the Annual Withdrawal Amount will remain the same if the current Annual Withdrawal Amount is greater than the reset amount. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract anniversary and the rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.10%.
Example 3. Remaining Benefit Amount Reset. Assume:
(i)
The Owner purchases the Contract with the Guaranteed Minimum Withdrawal Benefit.
(ii)
The initial Purchase Payment is $100,000, and no additional Purchase Payments are added to the Contract.
(iii)
The Owner elects 5% as the Annual Withdrawal Amount, with 130% as the corresponding Benefit Amount.
At the beginning of Contract Year 1, the Contract Value is $100,000, the Remaining Benefit Amount is $130,000, and the Annual Withdrawal Amount is $5,000. On the sixth Contract anniversary, the Owner elects to reset the Remaining Benefit Amount. The Owner has taken no other withdrawals besides the Annual Withdrawal Amount for the last six Contract Years. On the sixth Contract anniversary, due to positive market performance, the Contract Value is $120,000, and the Remaining Benefit Amount is $100,000 ($130,000 – ($5,000 x 6)). Upon the reset, the Remaining Benefit Amount will increase to $120,000, and the Annual Withdrawal Amount will increase from $5,000 to $6,000 ($120,000 x 5%). After the reset, the Contract will not be eligible for another reset until after the 11th Contract anniversary.
Example 4. How Advisory Fee Withdrawals Reduce the Guaranteed Minimum Withdrawal Benefit. Assume:
(i)
The Owner purchases the Contract with the Guaranteed Minimum Withdrawal Benefit.
(ii)
The initial Purchase Payment is $100,000, and no additional Purchase Payments are added to the Contract.
(iii)
The Owner elects 5% as the Annual Withdrawal Amount, with 130% as the corresponding Benefit Amount.

A $1,000 advisory fee is withdrawn from the Contract. Prior to the withdrawal, the Contract Value is $100,000. Because the advisory fee of $1,000 is less than the Annual Withdrawal Amount of $5,000, the withdrawal reduces the Guaranteed Minimum Withdrawal Benefit dollar for dollar as follows:
Guaranteed Minimum Withdrawal Benefit Prior to Advisory Fee Withdrawal	-	Advisory Fee Withdrawal

$130,000 - $1,000 = $129,000
After the withdrawal, the remaining Annual Withdrawal Amount is reduced as follows:
Annual Withdrawal Amount Prior to Advisory Fee Withdrawal - Advisory Fee Withdrawal
$5,000 - $1,000 = $4,000
If the advisory fee withdrawal is $6,000 (and therefore greater than the Annual Withdrawal Amount), the Guaranteed Minimum Withdrawal Benefit is reduced proportionately as follows:
(Guaranteed Minimum Withdrawal Benefit Prior to Advisory Fee Withdrawal	-	Annual Withdrawal Amount)	x [1 -	(Advisory Fee Withdrawal	-	Annual Withdrawal Amount)	/	(Contract Value Prior to Advisory Fee Withdrawal	-	Annual Withdrawal Amount)]

($130,000 - $5,000) x [1 - ($6,000 - $5,000) / ($100,000 - $5,000)]
$125,000 x [1 - ($1,000 / $95,000)] = $123,684.21
The withdrawal reduces the Guaranteed Minimum Withdrawal Benefit by more than the amount of the withdrawal. After the withdrawal, the remaining Annual Withdrawal Amount is $0. The advisory fee withdrawal will proportionately reduce the Annual Withdrawal Amount available in future Contract Years. The Annual Withdrawal Amount for the next Contract Year is calculated as follows:
Annual Withdrawal Amount Prior to Advisory Fee Withdrawal	-	[1 -	(Advisory Fee Withdrawal	-	Annual Withdrawal Amount)	/	(Contract Value Prior to Advisory Fee Withdrawal	-	Annual Withdrawal Amount)]

$5,000 x [1 - ($6,000 - $5,000) / ($100,000 - $5,000)]
$5,000 x ($1,000 / $95,000) = $4,947.37
While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments. This rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person. This rider may not be reinstated by Purchase Payments or reset after such termination. This rider was available only if the age of each Owner and Annuitant at the time the rider was purchased was 85 or younger.
If you have a Qualified Contract, you may be required to take minimum distributions from the Contract during your lifetime. If your required minimum distribution amount exceeds your Annual Withdrawal Amount, you will have to withdraw more than the Annual Withdrawal Amount to avoid the imposition of a 50% excise tax, causing a proportional reduction in the Remaining Benefit Amount.

Bonus Credit Rider

During the period that began September 1, 2005 and ended December 31, 2007, the Company paid a Bonus Credit equal to 2% of any initial Purchase Payment applied to a Contract issued during that time period; provided, however, that the rider was available only if (1) the Company issued the Contract during the period of September 1, 2005 through December 31, 2007; (2) the Contract was issued without an Alternate Withdrawal Charge Rider; and (3) the age of any Owner on the Contract Date was 80 or younger. The Company applied the Bonus Credit at the time the initial Purchase Payment was effective and allocated it among the Subaccounts in the same proportion as the initial purchase payment. This rider is no longer available. There is no additional charge for the 2% Bonus Credit.
C-1

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The Statement of Additional Information (SAI) contains additional information about the Contract, us, and the Separate Account, including financial statements. The SAI is dated the same date as this Prospectus and the SAI is incorporated by reference into this Prospectus. You may request a free copy of the SAI or submit inquiries about the Contract by writing the Company at its Administrative Office, P.O. Box 750497, Topeka, KS 66675-0497, by calling 1-800-888-2461 or by visiting us online at https://vpx.broadridge.com/GetContract1.asp?doctype=pros&cid=sblife&fid=336277405&template=fsblny.
You may also obtain reports and other information about the Separate Account on the SEC’s website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier C000028147

SECUREDESIGNS® VARIABLE ANNUITY
May 1, 2026
Variable Annuity Account B
Individual Flexible Purchase Payment Deferred Variable Annuity Contract
Statement of Additional Information
Issued By:	Mailing Address:
First Security Benefit Life Insurance and Annuity Company of New York 121 State Street Albany, NY 12207 1-800-355-4570 www.fsbl.com	First Security Benefit Life Insurance and Annuity Company of New York P.O. Box 750497 Topeka, Kansas 66675-0497

This Statement of Additional Information is not a prospectus; it should be read in conjunction with the current Prospectus for the SecureDesigns Variable Annuity dated May 1, 2026, as it may be supplemented from time to time. A copy of the Prospectus may be obtained free of charge from the Company by calling 1-800-888-2461 or by writing P.O. Box 750497, Topeka, Kansas 66675-0497.
6959A
32-69594-01 2026/05/01

1

General Information and History

The Company — The Company is a life insurance company that offers life insurance policies and annuity contracts, as well as financial and retirement services. The Company is a stock life insurance company organized under the insurance laws of the State of New York on November 8, 1994. The Company offers fixed and variable annuity contracts in New York and is admitted to do business in that state. On September 8, 1995, the Company merged with and is the successor corporation of Pioneer National Life Insurance Company, a stock life insurance company organized under the laws of the State of Kansas. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Separate Account — The Company established Variable Annuity Account B as a separate account under New York law on January 22, 1996. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).
Principal Underwriter — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering. The Principal Underwriter for the Contract is Security Distributors, LLC (“SDL”), located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of Security Benefit Life Insurance Company, an affiliate of the Company, is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”).
The Company pays commissions to Selling Broker-Dealers through SDL in connection with sales of the Contract. During fiscal years 2025, 2024, and 2023, the amounts paid to SDL in connection with all Contracts sold through the Separate Account were $13,329, $11,428, and $22,001, respectively. SDL passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of commissions it receives as principal underwriter for the Contract. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SDL’s registered representatives, advertising expenses, and other expenses of distributing the Contract.
General Information — For a description of the Contract, the Company, and the Separate Account, see the Prospectus for the Contract. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled “Definitions” in the Prospectus.
Safekeeping of Assets — The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non-certificated form, are held separate and apart from the assets of the Company’s General Account and its other separate accounts.
Non-Principal Risks of Investing in the Contract

All non-principal risks of purchasing the Contract are disclosed in the Prospectus in their related subject matter sections.
Additional Payments to Service Providers

The Company has entered into an administrative services agreement with its affiliate, Security Benefit Life Insurance Company (“SBL”). Pursuant to this agreement, SBL provides management and administrative services for the Separate Account and the Contract, including underwriting, claims, and actuarial services. The Company reimburses SBL for the services and facilities it provides to the Company. For the years ended December 31, 2025, 2024, and 2023, the Company paid $208,986, $229,608, and $235,696, respectively, under the agreement.
Method of Deducting the Excess Charge

The minimum mortality and expense risk charge of 0.60%, and the administration charge of 0.15%, on an annual basis, of each Subaccount’s average daily net assets, are factored into the accumulation unit value or “price” of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional riders (the “Excess Charge”) on a monthly basis.
2

Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. Assuming you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date.
The Company will declare a monthly subaccount adjustment for each Subaccount on one Valuation Date of each calendar month (“Record Date”). The Company will pay the monthly subaccount adjustment on a subsequent Valuation Date (“Reinvestment Date”) within five Valuation Dates of the Record Date. Such subaccount adjustment will be declared as a dollar amount per Accumulation Unit.
For each Subaccount, any Owner as of the Record Date will receive on the Reinvestment Date a net subaccount adjustment equal to:
1.
the amount of subaccount adjustment per Accumulation Unit; times
2.
the number of Accumulation Units allocated to the Subaccount as of the Record Date; less
3.
the amount of the Excess Charge for that Subaccount; provided that the Company will not deduct any Excess Charge from the first subaccount adjustment following the Contract Date.
The net monthly subaccount adjustment will be reinvested on the Reinvestment Date at the Accumulation Unit Value determined as of the close of that date in Accumulation Units of the Subaccount.
An example of this process is as follows. Assuming Contract Value of $50,000 allocated to the NAA Large Core Series Subaccount and no riders, the Excess Charge would be computed as follows:
Mortality and Expense Risk Charge		0.70%
Plus: Optional Rider Charge	+	N/A
Less: Minimum Charge	-	0.60%
Excess Charge on an Annual Basis		0.10%
Further assuming 5,000 Accumulation Units with an Accumulation Unit Value of $10 per unit on December 30 and a gross subaccount adjustment of $0.025 per unit declared on December 31 (Record Date), the net subaccount adjustment amount would be as follows:
Accumulation Unit Value as of Valuation Date before Record Date		$10.00
Accumulation Unit Value as of Reinvestment Date	-	$9.975
Gross Subaccount Adjustment Per Unit		$0.025
Less: Excess Charge Per Unit	-	$0.00085
Net Subaccount Adjustment Per Unit		$0.02415
Times: Number of Accumulation Units	x	5,000
Net Subaccount Adjustment Amount		$120.75
The net monthly subaccount adjustment amount would be reinvested on the Reinvestment Date in Accumulation Units of the NAA Large Core Series Subaccount as follows: $0.02415 (net monthly subaccount adjustment per unit) divided by $9.975 (Accumulation Unit value as of the Reinvestment Date) times 5,000 Units equals 12.105 Accumulation Units. On the Reinvestment Date, 12.105 Accumulation Units are added to Contract Value for a total of 5,012.105 Accumulation Units after the monthly subaccount adjustment reinvestment. Contract Value on the Reinvestment Date is equal to 5,012.105 Accumulation Units times $9.975 (Accumulation Unit Value as of the Reinvestment Date) for a Contract Value of $49,995.75 after the monthly subaccount adjustment reinvestment.
After the Annuity Start Date, the Company will deduct an annual mortality and expense risk charge of 1.25%. This charge is factored into the annuity unit values on each Valuation Date.
3

Limits on Purchase Payments Paid Under Tax-Qualified Retirement Plans

Sections 408 and 408A — Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of (i) $7,500 (for 2026) or (ii) 100% of the individual’s taxable compensation.
If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional or Roth IRA of $1,100 in 2026 (indexed for inflation in future tax years).
Spousal IRAs allow an Owner and his or her spouse to each contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is at least equal to the combined contributions. The maximum amount the higher compensated spouse may contribute for the year is the lesser of (i) $7,500 or $8,600 if age 50 or older (for 2026) or (ii) 100% of that spouse’s compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) $7,500 or $8,600 if age 50 or older (for 2026) or (ii) 100% of that spouse’s compensation plus the amount by which the higher compensated spouse’s compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an “active participant” in an employer-sponsored retirement plan.
Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b) $72,000 (for 2026). Salary reduction contributions, if any, are subject to additional annual limits.
Performance Information

Performance information for the Subaccounts of the Separate Account, including the yield and effective yield of the Invesco V.I. Government Money Market Subaccount, and the average annual total return and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.
Quotations of yield for the Invesco V.I. Government Money Market Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the “base period”) and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized based on the formula provided below with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Invesco V.I. Government Money Market Subaccount assume that all monthly subaccount adjustments received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:
Effective Yield = [(Base Period Return + 1)365/7] - 1
Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).
Average annual total return figures (referred to as “Standardized Total Return”) are calculated from the inception date of the Subaccounts under the Contract, and reflect the deduction of the following charges: (1) the maximum mortality and expense risk charge of 0.85%; (2) maximum optional rider charges of 1.70%; (3) the administration charge of 0.15%; (4) the account administration charge of $30; and (5) the contingent deferred sales charge.
Other total return figures (referred to as “Non-Standardized Total Return”) may be quoted that do not assume a surrender and that do not reflect deduction of the contingent deferred sales charge and account administration charge of $30; provided that such figures do not reflect the addition of any Credit Enhancement. The contingent deferred sales charge and account administration charge, if reflected, would lower the Non-Standardized Total
4

Return. Total return figures that do not reflect deduction of all charges will be accompanied by Standardized Total Return figures that reflect such charges and which date from the Separate Account inception date.
Total return figures may also be shown for periods beginning prior to the availability of the Contract. Such total return figures are based upon the performance of the Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract. Any quotation of performance that pre-dates the date of inception of the Separate Account (or a Subaccount thereof as applicable) will be accompanied by Standardized Total Return figures that reflect the deduction of the applicable contingent deferred sales charge and other fees and charges since the date of inception of the Separate Account or Subaccount.
Total return figures also may be quoted that assume the Owner has purchased an Extra Credit Rider and, as such, will reflect any applicable Credit Enhancements; however, such total return figures will also reflect the deduction of all applicable charges, including any contingent deferred sales charge and any account administration charge.
Quotations of total return for any Subaccount will be based on a hypothetical investment in a Subaccount over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the Contract and the Separate Account (on an annual basis) except the applicable contingent deferred sales charge.
Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to that Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. Yields and total returns do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, performance would be lower.
Mixed and Shared Funding Conflicts

Because the Underlying Funds may serve as investment vehicles for both variable life insurance policies and variable annuity contracts (“mixed funding”) and shares of the Underlying Funds also may be sold to separate accounts of other insurance companies (“shared funding”), material conflicts could occur. The Company currently does not foresee any disadvantages to Owners arising from either mixed or shared funding; however, due to differences in tax treatment or other considerations, it is possible that the interests of owners of various contracts for which the Underlying Funds serve as investment vehicles might at some time be in conflict. However, the Company, each Underlying Fund’s Board of Directors, and any other insurance companies that participate in the Underlying Funds are required to monitor events in order to identify any material conflicts that arise from mixed and/or shared funding. If such a conflict were to occur, the Company would take steps necessary to protect Owners, including withdrawal of the Separate Account from participation in the Underlying Fund(s) involved in the conflict. This might force the Underlying Fund to sell securities at disadvantageous prices.
Independent Registered Public Accounting Firm

The financial statements of First Security Benefit Life Insurance and Annuity Company of New York at December 31, 2025 and 2024, and for each of the three years in the period ended December 31, 2025, and the financial statements of Variable Annuity Account B at December 31, 2025, and for each of the specified periods ended December 31, 2025 and 2024, or for portions of such periods as disclosed in the financial statements appearing in this Statement of Additional Information have been audited by Ernst  & Young  LLP, 1828 Walnut Street, Suite 600, Kansas City, Missouri, 64108-1840, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
Financial Statements

The financial statements of First Security Benefit Life Insurance and Annuity Company of New York at December 31, 2025 and 2024, and for each of the three years in the period ended December 31, 2025, and the financial statements of Variable Annuity Account B at December 31, 2025, and for each of the specified periods ended December 31, 2025 and 2024, or for portions of such periods as disclosed in the financial statements, are set forth herein, following this section.
5

The financial statements of First Security Benefit Life Insurance and Annuity Company of New York, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.
6

FINANCIAL STATEMENTS AND SUPPLEMENTARY

INFORMATION (STATUTORY BASIS)

First Security Benefit Life Insurance and Annuity Company of New York

Years Ended December 31, 2025 and 2024

With Reports of Independent Auditors

Years Ended December 31, 2025 and 2024

Report of Independent Auditors

The Board of Directors

First Security Benefit Life Insurance and Annuity Company of New York

Opinion

We have audited the statutory-basis financial statements of First Security Benefit Life Insurance and Annuity Company of New York (the Company), which comprise the balance sheets as of December 31, 2025 and 2024, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2025, and the related notes to the financial statements (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025, on the basis of accounting described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2025 and 2024, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2025.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

1

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the New York State Department of Financial Services – Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services – Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

2

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young

Kansas City, Missouri

April 24, 2026

3

First Security Benefit Life Insurance and Annuity Company of New York

Balance Sheets

(Statutory Basis)

	December 31,
	2025	2024
	(In Thousands,
	Except Share Data)
Admitted assets
Investments:
Bonds	$367,245	$391,783
Common and preferred stocks	1,494	1,900
Policy loans	385	413
Cash, cash equivalents and short-term investments	26,374	17,543
Receivables for securities	379	393
Other invested assets	2,421	2,431

Total investments	398,298	414,463
Investment income due and accrued	3,727	3,911
Income tax receivable	1,543	508
Net deferred income tax asset	123	198
Receivable from reinsurers	—	785
Other assets	144	161
Separate account assets	161,957	163,557

Total admitted assets	$565,792	$583,583

Liabilities and capital and surplus
Liabilities:
Life and annuity reserves	$44,403	$53,664
Funds withheld	310,555	322,307
Other liabilities	2,445	2,694
Net transfers due from separate accounts	(267)	(478)
Asset valuation reserve	3,677	3,296
Separate account liabilities	161,957	163,557

Total liabilities	522,770	545,040
Capital and surplus:
Common stock, $10 par value:
Authorized, issued, and outstanding – 200,000 shares	2,000	2,000
Additional paid-in capital	33,600	33,600
Unassigned surplus/ (deficit)	7,422	2,943

Total capital and surplus	43,022	38,543

Total liabilities and capital and surplus	$565,792	$583,583

See accompanying notes.

4

First Security Benefit Life Insurance and Annuity Company of New York

Statements of Operations

(Statutory Basis)

	Year Ended December 31,
	2025	2024	2023
	(In Thousands)
Revenues:
Annuity considerations and deposits	$4,358	$3,926	$8,532
Net investment income	4,995	4,560	4,351
Other income	1,982	2,157	2,125

Total revenues	11,335	10,643	15,008
Benefits and expenses:
Decrease in reserves and funds for all policies	(30,034)	(25,395)	(19,491)
Surrender benefits	27,653	23,531	20,942
Annuity benefits	5,209	7,042	7,195
Commissions	430	466	480
Other insurance operating expenses and reinsurance activity	1,209	715	(213)

Total benefits and expenses	4,467	6,359	8,913

Income from operations before federal income taxes	6,868	4,284	6,095
Federal income tax (expense) benefit	(1,247)	(1,133)	(1,489)

Income from operations before net realized gains	5,621	3,151	4,606
Net realized (losses) gains, net of capital gains tax	(120)	(152)	(1,075)

Net income (loss)	$5,501	$2,999	$3,531

See accompanying notes.

5

First Security Benefit Life Insurance and Annuity Company of New York

Statements of Changes in Capital and Surplus

(Statutory Basis)

		Additional	Unassigned	Total
	Common	Paid-In	Surplus	Capital and
	Stock	Capital	(Deficit)	Surplus
	(In Thousands)
Balance at January 1, 2023	$2,000	$33,600	$(3,111)	$32,489
Net income	—	—	3,531	3,531
Change in asset valuation reserve	—	—	(593)	(593)
Change in net deferred income taxes	—	—	388	388
Change in nonadmitted assets	—	—	(407)	(407)
Change in net unrealized capital gains, net of tax	—	—	713	713

Balance at December 31, 2023	2,000	33,600	521	36,121
Net income	—	—	2,999	2,999
Change in asset valuation reserve	—	—	(522)	(522)
Change in net deferred income taxes	—	—	139	139
Change in nonadmitted assets	—	—	(196)	(196)
Change in net unrealized capital gains, net of tax	—	—	2	2

Balance at December 31, 2024	2,000	33,600	2,943	38,543
Net income	—	—	5,501	5,501
Change in asset valuation reserve	—	—	(381)	(381)
Change in net deferred income taxes	—	—	(355)	(355)
Change in nonadmitted assets	—	—	35	35
Change in net unrealized capital loss, net of tax	—	—	(321)	(321)

Balance at December 31, 2025	$2,000	$33,600	$7,422	$43,022

See accompanying notes.

6

First Security Benefit Life Insurance and Annuity Company of New York

Statements of Cash Flow

(Statutory Basis)

	Year Ended December 31,
	2025	2024	2023
	(In Thousands)
Operation activities
Revenues:
Premium and annuity considerations	$4,358	$3,926	$8,532
Net investment income	3,944	2,991	3,301
Other income	3,018	2,105	1,891
Benefits and expenses:
Benefits and surrenders	(32,477)	(30,756)	(28,360)
Net transfers from separate accounts	20,983	15,859	7,379
Commissions, expenses, and other deductions	(1,846)	(1,494)	(36)
Federal income taxes, including net tax on capital gains	(2,256)	(989)	(397)

Net cash provided (used) by operations	(4,276)	(8,358)	(7,690)
Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	136,939	142,287	121,558
Stocks	350	71	1,444
Other invested assets	—	250	—
Other proceeds	68	2,430	6,349
Cost of investments acquired:
Bonds	(111,635)	(119,125)	(103,579)
Other invested assets	—	(750)	(133)
Other applications	(28)	(1,836)	—
Net decrease (increase) in policy loans	29	(10)	(19)

Net cash provided (used) by investment activities	25,723	23,317	25,620
Financing and miscellaneous activities
Cash provided (used) by:
Change in funds withheld	(11,752)	(13,925)	(16,187)
Other cash (used) provided	(864)	442	215

Net cash provided (used) by financing and miscellaneous activities	(12,616)	(13,483)	(15,972)

Increase (decrease) in cash, cash equivalents and short-term investments	8,831	1,476	1,958
Cash, cash equivalents and short-term investments at beginning of year	17,543	16,067	14,109

Cash, cash equivalents and short-term investments at end of year	$26,374	$17,543	$16,067

Supplemental disclosure of non-cash information
The Company reflects paid in-kind interest	$209	$175	$126

See accompanying notes.

7

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements

(Statutory Basis)

December 31, 2025

1. Significant Accounting Policies

Organization

First Security Benefit Life Insurance and Annuity Company of New York (the Company) is licensed to transact life insurance business in the States of New York and Kansas and was organized to offer insurance products in the State of New York. The Company’s business activities are concentrated in the sale of variable annuity products, which are supported by separate account assets and fixed annuity products. The Company is owned entirely by SBL Holdings, Inc. (SBLH), a holding company domiciled in the State of Kansas.

Basis of Presentation

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services – Insurance Division (the Department).

The Department recognizes only statutory accounting practices prescribed or permitted by the State of New York in determining and reporting the financial condition and results of operations of an insurance company for purposes of determining its solvency under the New York Insurance Law.

The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual has been adopted as a component of prescribed or permitted practices by the State of New York.

Statutory accounting practices differ from U.S. generally accepted accounting principles (GAAP). The more significant variances from GAAP are as follows:

8

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

1. Significant Accounting Policies (continued)

Investments

Investments in bonds, which is comprised of issuer credit obligations (ICO) and asset-backed securities (ABS), and redeemable preferred stocks are carried at amortized cost or market value based on the NAIC designation. Common stock is carried at market value with changes in market value charged directly to surplus. Under GAAP, equity investments with determinable fair value (except those under equity method of accounting or that require consolidation) are carried at fair value with changes in fair value recorded in earnings. GAAP requires that debt securities be classified as held to maturity, trading, or available for sale. Under GAAP, debt securities classified as held to maturity are carried at cost or amortized cost, and debt securities classified as trading or available for sale are carried at fair value with unrealized holding gains and losses reported in income for those debt securities classified as trading or as a separate component of stockholder’s equity for those debt securities classified as available for sale. Credit impairments are recognized in earnings with the establishment of an allowance. For statutory purposes, bonds and redeemable preferred stocks that are other-than-temporarily impaired are written down to fair value.

For statutory purposes, asset-backed securities are adjusted for the effects of defaults, loss severity of defaulted collateral, changes in prepayment assumptions, and other factors that may affect the Company’s estimate of the timing and amount of cash flows expected to be collected. These factors may result in an other-than-temporary impairment (OTTI) and/or a change in the accretable yield recognized using either the retrospective or prospective methods. For GAAP purposes, a decrease in cash flows expected to be collected may result in the recognition of an impairment related to credit losses, which is recorded as an allowance for credit losses, limited by the amount that fair value is less than the security’s amortized cost basis. Changes in the allowance shall be recorded in the period of the change as credit loss expense (or reversal of credit loss expense). For statutory purposes, asset-backed securities that are other-than-temporarily impaired are written down to the present value of discounted estimated future cash flows.

9

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

1. Significant Accounting Policies (continued)

Valuation Reserve Liabilities

As prescribed by the NAIC, the asset valuation reserve (AVR) is computed in accordance with a prescribed formula and represents a provision for possible fluctuations in the value of fixed maturity securities, equity securities, mortgage loans, real estate, and other invested assets. Changes to the AVR are charged or credited directly to unassigned surplus. AVR is not recognized under GAAP.

As also prescribed by the NAIC, the Company reports an interest maintenance reserve (IMR) that represents the net accumulated unamortized realized capital gains and losses attributable to changes in the general level of interest rates on sales of fixed maturity investments, principally bonds. Such gains or losses, net of tax, are amortized into income using the grouped method, with groupings in five year bands based on the expected maturity of the investment sold, with the exception of investments with one calendar year to expected maturity, which are grouped separately from those with two to five calendar years to expected maturity. IMR is not recognized under GAAP.

10

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

1. Significant Accounting Policies (continued)

Related Parties Transactions

Gains on certain economic transactions with related parties, defined as arm’s-length transactions, resulting in the transfer of risks and rewards of ownership and considered permanent, are recognized under SAP rather than deferred until the assets are sold to third parties as required under GAAP.

Policy Acquisition Costs and Value of Business Acquired

The costs of successfully acquiring new business are expensed when incurred, rather than being deferred and amortized as required under GAAP. Expense allowances received or paid in connection with reinsurance are recognized as income or expense when due, rather than deferred and amortized as required under GAAP. For GAAP purposes, the value of business acquired is amortized in a similar manner to the amortization of deferred policy acquisition costs. Under GAAP (as amended by ASU 2018-12, Long-Duration Targeted Improvements (“LDTI”)), deferred acquisition costs and deferred sales inducement costs related to long-duration contracts are amortized on a constant-level basis over the expected term of the related contracts and are written off upon unexpected contract termination. No amounts are recognized for statutory accounting purposes.

Nonadmitted Assets

For statutory accounting purposes, certain assets designated as nonadmitted (principally furniture, equipment, leasehold improvements, intangible assets, prepaid expenses, certain deferred income tax assets, and miscellaneous receivables over 90 days old) are excluded from the balance sheets and charged directly to unassigned surplus. Under GAAP, such assets are included on the balance sheets to the extent those assets are not impaired.

11

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

1. Significant Accounting Policies (continued)

Premiums and Benefits

Revenues for life and annuity policies with mortality or morbidity risk consist of the entire premium received, and benefits incurred represent the total of benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk are recorded using deposit accounting and credited directly to an appropriate policy reserve account without recognizing premium income. Under GAAP, premiums received in excess of policy charges are not recognized as premium revenue. Also under GAAP, benefits incurred represent the excess of benefits paid over the policy account value and interest credited to the account values.

Policy Reserves

Reserves are based on statutory mortality, morbidity, and interest requirements, with consideration of future withdrawals. All annuity reserves are calculated on the prescribed reserve basis, which partially offsets the effect of immediately charging policy acquisition costs for commissions to expense. Under GAAP, annuity reserves are carried at account value plus reserves associated with guarantees provided by the Company to the contract holders.

Reinsurance

The Company reports reinsurance receivables and prepaid reinsurance premiums as reductions of policy and contract liabilities rather than reporting such amounts as assets as required under GAAP.

12

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

1. Significant Accounting Policies (continued)

Funds Withheld

The Company maintains a funds withheld reinsurance liability equal to the statutory carrying value of the assets segregated to support certain reinsurance agreements. For GAAP purposes, the funds withheld reinsurance liability contains an embedded derivative that is bifurcated and fair valued based on the change in the fair value of the underlying segregated assets.

Separate Accounts

For statutory accounting purposes, separate account surplus is created through the use of the Commissioners’ Annuity Reserve Valuation Method and is reported as an unsettled transfer from the separate account to the general account.

Deferred Income Taxes

For statutory accounting purposes, deferred income tax assets are limited to (1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent three calendar years; plus (2) the lesser of the remaining gross deferred income tax assets expected to be realized within three years of the balance sheet date or 15% of surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software, and any net positive goodwill; plus (3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities (DTLs). The remaining deferred income tax assets are nonadmitted. Deferred income taxes do not include amounts for state income taxes.

Under GAAP, state income taxes are included in the computation of deferred income taxes, a deferred tax asset (DTA) is recorded for the amount of gross DTAs expected to be realized in future years, and a valuation allowance is established for DTAs that are not realizable.

13

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

1. Significant Accounting Policies (continued)

Embedded Derivatives

Embedded derivatives for statutory accounting are not bifurcated from the host instrument, whereas GAAP accounting requires the embedded derivative to be bifurcated from, accounted for, and reported separately from the host instrument if it is not clearly and closely related to the economic characteristics of the host instrument.

Goodwill

Goodwill, for GAAP purposes, is recognized as the excess of the purchase price over the fair value of identifiable net assets acquired. Goodwill is not amortized, but is reviewed annually for indications of impairment. Statutory accounting does not allow recognition of goodwill resulting from a change of control.

Cash, Cash Equivalents and Short-Term Investments

The statutory-basis statements of cash flow reconcile to the changes in cash, cash equivalents and short-term investments with original maturities of one year or less. Under GAAP, the statements of cash flow reconcile to changes in cash and cash equivalents, whereby cash equivalents are financial instruments with an original maturity period of 90 days or less.

Other significant accounting policies include the following:

Investments

Investments are valued as prescribed by the NAIC. Bonds with NAIC designations of 1 to 5 are reported principally at cost, adjusted for amortization of premiums and accrual of discounts using the effective interest method. Bonds with an NAIC designation of 6 are reported at the lower of amortized cost or fair value. For asset-backed securities, defaults, loss severity of defaulted collateral, and anticipated prepayments are considered using market consensus prepayment speeds

14

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

1. Significant Accounting Policies (continued)

when estimating the amount and timing of cash flows expected to be collected. Favorable or adverse changes in these expectations may result in changes in accretable yield, which is recognized as interest income using the retrospective or prospective methods. Redeemable preferred stocks with NAIC designations 1 to 3 are valued at amortized cost. All other redeemable preferred stocks (NAIC designations 4 to 6) are reported at the lower of amortized cost or fair value. All perpetual preferred stocks are valued at fair value, not to exceed any currently effective call price.

Realized capital gains and losses on sales of investments are determined using the specific identification method.

For any decline in the market value of an investment that is determined to be other than temporary, the amortized cost basis of the investment is written down to the estimated fair value as of the date of the determination, except for asset-backed securities where the investment is written down to its discounted expected future cash flows, and the amount of the write-down is accounted for as a realized loss.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Policy loans are stated at the aggregate unpaid balance.

The operations of the Company are subject to the risk of interest rate fluctuations to the extent that there is a difference between the amount of the Company’s interest-earning assets and interest-bearing liabilities that reprice or mature in specified periods. The Company engages in asset-liability management intended to generate an acceptable level of return relative to the levels of interest rate risk, liquidity risk and other forms of risk that exist within the Company.

15

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

1. Significant Accounting Policies (continued)

Reserves for Annuity Policies

The reserves for annuity policies are developed by actuarial methods. Annuity reserves are computed using assumptions and valuation methods that will provide, in the aggregate, reserves that are greater than the minimum valuation required by law and greater than the guaranteed policy cash values.

Recognition of Revenues

Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest contracts, are recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest contracts are recorded as deposits, with revenues consisting of policy charges for the cost of insurance, policy administrative charges, and surrender charges against account balances during the period.

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in fixed maturity securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield. For high credit quality securities, the retrospective method is used when there is a change in estimated future cash flows. The prospective method is used for other securities.

16

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

1. Significant Accounting Policies (continued)

Reinsurance

Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Separate Accounts

The separate accounts are established in conformity with New York insurance laws and are not chargeable with liabilities arising out of any other business of the Company. Premiums designated for investment in the separate accounts are included in revenues with corresponding liability increases included in benefits. Assets and liabilities of the separate accounts, representing net deposits and accumulated net investment earnings held primarily for the benefit of contract holders, are shown as separate captions in the balance sheets. Assets held in the separate accounts are carried at quoted market values or, where quoted market values are not available, at fair market value. The Company receives administrative and risk fees relating to amounts invested in the separate accounts.

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Significant estimates and assumptions include the valuation of investments, determination of other-than-temporary impairments (OTTIs) of investments, calculation of liabilities for future policy benefits, the calculation of income taxes, and the recognition of DTAs and DTLs. Actual results could differ from those estimates.

17

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

1. Significant Accounting Policies (continued)

Reclassifications

Prior period amounts within the Statements of Cash Flow have been reclassified to conform to current period presentation. Non-cash paid-in-kind interest previously reported within Net investment income and Cost of investments acquired sections were eliminated and reported in the Supplemental disclosure of non-cash information section. The reclassification had no effect on the previously reported year-end amounts for cash, cash equivalents and short-term investments.

Accounting Changes

Effective January 1, 2025, the Company adopted the amendments to SSAP No. 26, Bonds (“SSAP No. 26”) and SSAP No. 43, Assets-Backed Securities (“SSAP No. 43”) to reflect the accounting and reporting changes of the NAIC’s Principles Based Bond Definition (“PBBD”). As a result of these adoptions, investments must qualify as either an ICO or an ABS based on their substance to be reported as long term bonds on Schedule D of the Statutory Annual Statement.

Effective January 1, 2025, the Company also adopted revisions to SSAP No. 21, Other Admitted Assets to reflect accounting and reporting guidance for investments that do not meet the requirements of the PBBD, and for residual interests. These adoptions did not result in a material change to the classification of bonds and had no impact to the Company’s net income or capital and surplus.

18

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

2. Investments

The carrying value, gross unrealized gains and losses, and fair value of investments in bonds and preferred stocks at December 31, 2025 and 2024 are summarized as follows:

19

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

2. Investments (continued)

	December 31, 2025
	Carrying Amount	Gross Unrealized Gains	Gross Unrealized (Losses)	Fair Value
	(In Thousands)
Issuer credit obligations:
U.S. government obligations	$423	$10	$—	$433
Other U.S. government obligations	6,416	1	(338)	6,079
Non-U.S. sovereign jurisdiction securities	584	—	(35)	549
Municipal bonds - general obligations (direct & guaranteed)	9,695	409	(47)	10,057
Municipal bonds - special revenue	12,050	157	(1,044)	11,163
Project finance bonds issued by operating entities	790	21	(5)	806
Corporate bonds	181,385	5,768	(4,274)	182,879
Single entity backed obligations	1,710	10	(32)	1,688
Bonds issued by funds representing operating entities	4,036	20	(11)	4,045
Bank loans - acquired	2,329	27	(88)	2,268
Mortgage loans that qualify as SVO-Identified credit tenant loans	475	—	(26)	449
Other issuer credit obligations	415	—	(27)	388

Total issuer credit obligations	220,308	6,423	(5,927)	220,804
Asset-backed securities:
Financial asset-backed securities - self -liquidating	112,903	1,123	(2,184)	111,842
Financial asset-backed securities - not self -liquidating	93	—	—	93
Non-financial asset-backed securities	33,941	482	(908)	33,515

Total asset-backed securities	146,937	1,605	(3,092)	145,450

Total Bonds	$367,245	$8,028	$(9,019)	$366,254

Preferred stocks:
Consumer	$1,168	$—	$—	$1,168
Financial	325	—	—	325

Total preferred stocks	$1,493	$—	$—	$1,493

20

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

2. Investments (continued)

	December 31, 2024
		Gross	Gross
	Carrying	Unrealized	Unrealized	Fair
	Amount	Gains	(Losses)	Value
	(In Thousands)
Bonds:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$422	$—	$—	$422
Obligations of government-sponsored enterprises	39,820	44	(1,163)	38,701
Corporate	188,758	2,310	(7,725)	183,343
Obligations of foreign governments	—	—	—	—
Municipal governments	13,492	342	(658)	13,176
Commercial mortgage-backed	25,246	102	(1,494)	23,854
Residential mortgage-backed	30,687	252	(1,264)	29,675
Collateralized loan obligations	46,676	204	(494)	46,386
Other asset backed	46,682	459	(1,439)	45,702

Total bonds	$391,783	$3,713	$(14,237)	$381,259

Preferred stocks:
Consumer	$1,210	$—	$—	$1,210
Financial	690	—	—	690

Total preferred stocks	$1,900	$—	$—	$1,900

The carrying amount and fair value of bonds at December 31, 2025, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

21

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

2. Investments (continued)

	Carrying	Fair
	Amount	Value
	(In Thousands)
Maturity - ICOs:
Due in one year or less	$2,316	$2,333
Due after one year through five years	49,228	50,050
Due after five years through ten years	98,515	101,692
Due after ten years through twenty years	27,285	26,493
Due after twenty years	42,964	40,236

Total ICO	220,308	220,804
Maturity - ABS:
Due in one year or less	—	—
Due after one year through five years	3,477	3,549
Due after five years through ten years	10,568	10,458
Due after ten years through twenty years	51,921	51,760
Due after twenty years	80,971	79,683

Total ABS	146,937	145,450

Total ICO/ABS	$367,245	$366,254

22

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

2. Investments (continued)

For bonds with unrealized losses as of December 31, 2025 and 2024, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are summarized as follows:

	December 31, 2025
	Greater Than or Equal
	Less Than 12 Months		to 12 Months		Total
	Fair Value	Gross Unrealized (Losses)	Fair Value	Gross Unrealized (Losses)	Fair Value	Gross Unrealized (Losses)
	(In Thousands)
Bonds:
Issuer credit obligations	$8,024	$(94)	$45,530	$(5,833)	$53,554	$(5,927)
Asset-backed securities	18,025	(73)	35,796	(3,019)	53,821	(3,092)

Total bonds	$26,049	$(167)	$81,326	$(8,852)	$107,375	$(9,019)

Number of securities investment grade with unrealized losses		44		241		285
Percent investment grade
(NAIC investment grade 1 and 2)		90%		94%		93%
Number of securities below investment grade with unrealized losses		5		16		21
Percent below investment grade
(NAIC below investment grade 3 and below)		10%		6%		7%

23

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

2. Investments (continued)

	December 31, 2024
	Greater Than or Equal
	Less Than 12 Months		to 12 Months		Total
	Fair Value	Gross Unrealized (Losses)	Fair Value	Gross Unrealized (Losses)	Fair Value	Gross Unrealized (Losses)
	(In Thousands)
Bonds:
Obligations of government-sponsored enterprises	28,778	(491)	4,182	(672)	32,960	(1,163)
Corporate	52,092	(1,043)	44,581	(6,682)	96,673	(7,725)
Obligation of foreign governments	—	—	—	—	—	—
Municipal governments	3,715	(80)	3,142	(578)	6,857	(658)
Commercial mortgage-backed	3,532	(21)	14,499	(1,473)	18,031	(1,494)
Residential mortgage-backed	4,751	(46)	8,764	(1,218)	13,515	(1,264)
Collateralized loan obligation	1,096	(3)	14,634	(491)	15,730	(494)
Other asset backed	6,031	(38)	19,850	(1,401)	25,881	(1,439)

Total bonds	$99,995	$(1,722)	$109,652	$(12,515)	$209,647	$(14,237)

Number of securities investment grade with unrealized losses		179		301		480
Percent investment grade
(NAIC investment grade 1 and 2)		97%		93%		94%
Number of securities below investment grade with unrealized losses		6		23		29
Percent below investment grade
(NAIC below investment grade 3 and below)		3%		7%		6%

The unrealized losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired. At present, the Company cannot ascertain the duration of the current market conditions and the resulting impact on such positions, but believes these losses to be temporary.

24

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

2. Investments (continued)

The Company closely monitors those securities where impairment concerns may exist. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. This process involves monitoring market events that could affect issuers’ credit ratings, business climate, management changes, litigation and government actions and other similar factors. This process also involves monitoring late payments, pricing levels, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues. To the extent that the Company determines that a security is other-than-temporarily impaired, the difference between amortized cost and fair value, or for asset-backed securities, the difference between amortized cost and discounted expected future cash flows, is charged to earnings.

The Company recognized no OTTI during 2025 and 2024, on securities within the scope of SSAP No. 43R, as a result of the intent to sell or inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost basis of the security.

The Company recognized no OTTI during 2025 and 2024, where the present value of cash flows expected to be collected is less than the amortized cost basis of the security.

Asset-backed securities (those whose fair value is less than cost or amortized cost) currently held by the Company, for which an OTTI has not been recognized in earnings as a realized loss, aggregated by length of time that the individual securities have been in a continuous unrealized loss position, are as follows:

25

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

2. Investments (continued)

	December 31, 2025
	Unrealized	Fair
	(Loss)	Value
	(In Thousands)
Continuous unrealized loss for less than 12 months	$(73)	$18,025
Continuous unrealized loss for greater than or equal to 12 months	(2,888)	34,512

Major categories of net investment income for the years ended December 31, 2025, 2024, and 2023, are summarized as follows:

	2025	2024	2023
	(In Thousands)
Interest on bonds	$22,874	$23,200	$22,344
Dividends on equity securities	120	132	173
Other	216	173	160

Total investment income	23,210	23,505	22,677
Less:
Investment expenses	(186)	(274)	(251)
Ceded to reinsurer	(18,029)	(18,671)	(18,075)

Net investment income	$4,995	$4,560	$4,351

26

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

2. Investments (continued)

General account investment income recognized as a result of a prepayment penalties and/or acceleration fees for the years ended December 31, 2025 and 2024 is $0.0 million and $0.1 million, respectively, impacting 56 and 42 securities, respectively.

There was no separate account investment income recognized as a result of prepayment penalties and/or acceleration for the years ended December 31, 2025 and 2024.

The Company excludes due and accrued income from surplus by nonadmitting if it is over 90 days past due with the exception of mortgage loan investment income which is nonadmitted after 180 days or if the underlying loan is in the process of foreclosure. The Company did not have any nonadmitted investment income as of December 31, 2025. Gross and admitted interest income due and accrued was $3.7 million as of December 31, 2025. The Company did not have any aggregate deferred interest as of December 31, 2025. The Company had $0.5 million paid-in-kind interest included in the principal balance of securities as of December 31, 2025.

Proceeds from sales of bonds and equity securities and related realized gains and losses for the years ended December 31, 2025, 2024, and 2023, are as follows:

	2025	2024	2023
	(In Thousands)
Proceeds from sales	$23,818	$60,567	$72,664
Gross realized gains	458	448	304
Gross realized losses	(576)	(3,690)	(4,650)

27

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

2. Investments (continued)

Realized gains (losses) net of amounts transferred to the interest maintenance reserve, net of applicable taxes, for the years ended December 31, 2025, 2024, and 2023, consist of the following:

	2025	2024	2023
	(In Thousands)
Bonds	$(107)	$(3,216)	$(3,139)
Equity securities	(11)	(26)	(1,207)

Total realized gains (losses)	(118)	(3,242)	(4,346)
Income tax (expense) benefit	26	661	705
Transferred to the interest maintenance reserve, net of tax	(28)	2,429	2,566

Net realized (losses) gains	$(120)	$(152)	$(1,075)

Restricted assets, including pledged assets at December 31, 2025, consist of the following:

	Total General Account (GA)	Total From Prior Year	Increase/ (Decrease)	Total Current- Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	(In Thousands)
On deposit with states	$423	$422	$1	$423	0.1%	0.1%
Pledged as collateral not captured in other categories	587	556	31	587	0.1%	0.1%

Total restricted assets	$1,010	$978	$32	$1,010	0.2%	0.2%

There were no restricted assets related to the separate account.

The assets pledged as collateral were cash and bonds related to reinsurance agreements.

28

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

3. Separate Account Transactions

The Company’s separate accounts are established in conformity with New York Insurance Law Section 4240. Under applicable insurance law, the assets and liabilities of the separate accounts are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the separate account assets applicable to variable annuity contracts held in the separate accounts are not chargeable with liabilities arising out of any other business the Company may conduct.

The Company has separate accounts considered legally insulated from the general account of $162.0 million and $163.6 million as of December 31, 2025 and 2024, respectively.

The separate accounts held by the Company relate primarily to individual variable annuity contracts of a non-guaranteed return nature. The assets and liabilities of these separate accounts are carried at market value. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. The variable annuity contracts generally provide an incidental death benefit, and some contracts may have a guaranteed minimum living benefit. The minimum death benefit and living benefit reserves are recorded in the Company’s general account.

Benefit payments by the general account for those guaranteed liabilities of the separate account for the last five years are as follows (in thousands):

2025	$8
2024	6
2023	28
2022	28
2021	12

29

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

3. Separate Account Transactions (continued)

To compensate the general account for the risks taken, the separate account for the last five years paid risk charges to the general account of (in thousands):

2025	$87
2024	93
2023	66
2022	73
2021	89

Information regarding the separate accounts by risk-based capital (RBC) groupings is as follows:

	December 31,
	2025	2024
	Non-Guaranteed Separate Accounts
	(In Thousands)
Premium	$3,205	$3,860

Reserves for accounts with assets at:
Fair value	$161,699	$163,031
Amortized cost	—	—

Total	$161,699	$163,031

Reserves for accounts by withdrawal characteristics:
Discretionary withdrawal at fair value	$160,187	$161,555
Not subject to discretionary withdrawal	1,512	1,476

Total	$161,699	$163,031

There were no non-indexed guarantee separate accounts less than, equal or greater than 4%.

30

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

3. Separate Account Transactions (continued)

A reconciliation of the summary of operations of the Company’s separate accounts to the net transfers as recorded in the general account is as follows for the years ended December 31:

	2025	2024	2023
	(In Thousands)
Transfers as reported in the separate accounts:
Transfers to separate accounts	$3,205	$3,860	$8,357
Transfers from separate accounts	(23,748)	(19,181)	(15,139)

Net transfers as reported in the separate accounts	(20,543)	(15,321)	(6,782)
Reconciling adjustments:
Fee withdrawals	(288)	(358)	(340)
Other	59	59	(30)

Net transfers as reported in the general account as a decrease in reserves and funds for all policies on the statements of operations	$(20,772)	$(15,620)	$(7,152)

Certain administrative, distribution, actuarial, and accounting functions of the Company are handled by the Company’s affiliated parties. During the years ended December 31, 2025, 2024, and 2023, the Company paid a total of $0.5 million, $0.7 million, and $0.7 million, respectively, for these services, which are included in other insurance operating expenses in the statements of operations.

The Company had receivables from its parent and related parties in the amount of $0.1 million and $0.0 million at December 31, 2025 and 2024, respectively. The Company had payables in the amounts of $0.2 million and $0.2 million in the balance sheets at December 31, 2025 and 2024, respectively, for normal business transactions that are settled on a current basis.

The Company holds investments, either directly or indirectly, in certain securitizations in which affiliated parties act as collateral managers. The repayment of these investments is dependent upon the performance of the borrowers of the underlying assets held by the securitization vehicle. The borrowers are not affiliated with the Company and the Company does not have recourse to the affiliated collateral manager in the case of non-performance of the unaffiliated borrower. The total carrying value of these investments was $10.8 million and $25.8 million as-of December 31, 2025 and 2024, respectively.

31

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

4. Related-Party Transactions

5. Reinsurance

The Company cedes reinsurance with other companies to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks, and provide additional capacity for growth.

Principal reinsurance ceded amounts are summarized as follows for the years ended December 31:

	2025	2024	2023
	(In Thousands)
Reinsurance ceded:
Premiums	$6,205	$9,855	$9,784

Commissions	$257	$120	$467

Claims	$—	$20	$4

Surrenders	$27,344	$31,853	$33,771

In the accompanying financial statements, premiums, benefits, settlement expenses, and policy liabilities and accruals are reported net of reinsurance ceded. Accordingly, policy reserves have been shown net of reinsurance credits of $308.9 million and $321.4 million at December 31, 2025 and 2024, respectively.

The Company remains liable to policyholders if the reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements. To minimize its exposure to significant losses from reinsurer insolvencies, the Company evaluates the financial condition of its reinsurers, monitors concentrations of credit risk arising from similar activities or economic characteristics of the reinsurers, and requires collateralization of balances where allowable by contract.

As of December 31, 2025 and 2024, ceded reserves collateralized by the value of the Company’s funds withheld under an indemnity retrocession agreement with a third party reinsurer were $310.6 million and $322.3 million, respectively. These amounts are included in the funds withheld liability on the balance sheets.

32

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

5. Reinsurance (continued)

The Company’s living benefit riders were reinsured 100% with Security Benefit Life Insurance Company (SBLIC), an affiliate. The Company recaptured this business as of September 30, 2024.

6. Insurance Liabilities

The Company’s guaranteed minimum death benefit (GMDB) reserves are calculated following the assumptions and methodologies prescribed by NY Insurance Regulation 213. The following is a summary of the account values and net amount at risk for variable annuity contracts with GMDB invested in the general account as of December 31:

	2025			2024
	Account Value	Net Amount at Risk	Weighted- Average Attained Age	Account Value	Net Amount at Risk	Weighted- Average Attained Age
	(Dollars in Thousands)
Return of premium	$57,527	$52	66	$65,583	$116	65
Step-up	60,576	430	72	59,706	577	71

Total GMDB	$118,103	$482	69	$125,289	$693	68

The Company previously offered guaranteed living benefits associated with variable annuity contracts, such as guaranteed minimum income benefits (GMIBs) and guaranteed minimum withdrawal benefits (GMWBs). The Company holds reserves for the guaranteed living benefits equal to the guaranteed living benefit reserve calculated following the assumptions and methodologies prescribed by NY Regulation 213.

33

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

6. Insurance Liabilities (continued)

The Company is included in a consolidated Non-Life/Life federal income tax return filed by Eldridge Wealth Solutions (EWS), f/k/a Security Benefit Corporation. Under the Company’s tax sharing agreement, federal income taxes are allocated to the Company as if it filed a separate return. The Internal Revenue Service is currently examining the Company’s federal tax returns for tax years 2018 through 2019. There are no proposed adjustments. The Company is no longer subject to U.S. federal examinations by tax authorities for years before 2018. The Company is no longer under any state examinations currently.

The provision for income taxes includes current federal income tax expense or benefit. Deferred income taxes due to temporary differences between the financial reporting and income tax bases of assets and liabilities are reflected as a change to capital and surplus, subject to limitations. Such deferred taxes relate principally to reserves and deferred policy acquisition costs.

The application of SSAP No. 101, Income Taxes, requires a company to evaluate the recoverability of DTAs and to establish a valuation allowance if necessary to reduce the DTA to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the DTAs and DTLs (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carry back years as well as projected taxable earnings exclusive of

34

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

7. Income Taxes (continued)

reversing temporary differences and carry forwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although the realization is not assured, management believes it is more likely than not that the deferred tax asset will be realized. The Company has not recorded a valuation allowance as of December 31, 2025 and 2024.

The Company is subject to Corporate Alternative Minimum Tax (“CAMT”) due to being a member of a controlled group meeting the defined thresholds. This provision had no impact on the results of operations for years ended December 31, 2025 and 2024.

H.R.1, also referred to as the “One Big Beautiful Bill Act” (the “Tax Act of 2025”) was enacted into law on July 4, 2025. The Tax Act of 2025 does not have a material impact on the Company’s effective tax rate or deferred tax position.

The Company recorded net deferred tax assets of $0.1 million and $0.2 million as of December 31, 2025 and 2024, respectively. The main components of the DTAs are as follows:

	December 31, 2025
	Ordinary	Capital	Total
	(In Thousands)
Current Period:
a. Gross deferred tax assets	$2,020	$381	$2,401
b. Statutory valuation allowance	—	—	—

c. Adjusted gross deferred tax asset (a-b)	2,020	381	2,401
d. Deferred tax assets nonadmitted	1,474	372	1,846

e. Subtotal - net deferred tax asset (c-d)	546	9	555
f. Deferred tax liabilities	423	9	432

g. Net admitted deferred tax assets (e-f)	$123	$—	$123

35

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

7. Income Taxes (continued)

	December 31, 2024
	Ordinary	Capital	Total
	(In Thousands)
Prior Period:
a. Gross deferred tax assets	$2,415	$353	$2,768
b. Statutory valuation allowance	—	—	—

c. Adjusted gross deferred tax asset (a-b)	2,415	353	2,768
d. Deferred tax assets nonadmitted	1,798	242	2,040

e. Subtotal - net deferred tax asset (c-d)	617	111	728
f. Deferred tax liabilities	530	—	530

g. Net admitted deferred tax assets (e-f)	$87	$111	$198

	Changes between December 31, 2025 and 2024
	Ordinary	Capital	Total
	(In Thousands)
Change in Period:
a. Gross deferred tax assets	$(395)	$28	$(367)
b. Statutory valuation allowance	—	—	—

c. Adjusted gross deferred tax asset (a-b)	(395)	28	(367)
d. Deferred tax assets nonadmitted	(324)	130	(194)

e. Subtotal—net deferred tax asset (c-d)	(71)	(102)	(173)
f. Deferred tax liabilities	(107)	9	(98)

g. Net admitted deferred tax assets (e-f)	$36	$(111)	$(75)

36

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

7. Income Taxes (continued)

The Company has the necessary RBC levels to admit the increased amount of DTAs under SSAP No. 101 and an election has been made to do so. Such election has not changed from prior year. The amount of each component of the calculation by character is as follows:

	December 31, 2025
	Ordinary	Capital	Total
	(In Thousands)
Current Period:
a. Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
b. Adjusted gross DTAs expected to be realized (excluding the amount of DTAs from (a) above) after application of the threshold limitation	123	—	123
1. Adjusted gross DTAs expected to be realized following the balance sheet date	123	—	123
2. Adjusted gross DTAs allowed per limitation threshold	xxxx	xxxx	6,435
c. Adjusted gross DTAs (excluding the amount of DTAs from (a) and (b) above) offset by gross DTLs	423	9	432

d. DTAs admitted as a result of SSAP No. 101	$546	$9	$555

	December 31, 2024
	Ordinary	Capital	Total
	(In Thousands)
Prior Period:
a. Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
b. Adjusted gross DTAs expected to be realized (excluding the amount of DTAs from (a) above) after application of the threshold limitation	87	111	198
1. Adjusted gross DTAs expected to be realized following the balance sheet date	87	111	198
2. Adjusted gross DTAs allowed per limitation threshold	xxxx	xxxx	5,752
c. Adjusted gross DTAs (excluding the amount of DTAs from (a) and (b) above) offset by gross DTLs	530	—	530

d. DTAs admitted as a result of SSAP No. 101	$617	$111	$728

37

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

7. Income Taxes (continued)

	Changes between December 31, 2025 and 2024
	Ordinary	Capital	Total
	(In Thousands)
Change in period:
a. Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
b. Adjusted gross DTAs expected to be realized (excluding the amount of DTAs from (a) above) after application of the threshold limitation	36	(111)	(75)
1. Adjusted gross DTAs expected to be realized following the balance sheet date	36	(111)	(75)
2. Adjusted gross DTAs allowed per limitation threshold	xxxx	xxxx	683
c. Adjusted gross DTAs (excluding the amount of DTAs from (a) and (b) above) offset by gross DTLs	(107)	9	(98)

d. DTAs admitted as a result of SSAP No. 101	$(71)	$(102)	$(173)

	December 31,
	2025	2024
	(In Thousands)
Ratio percentage used to determine recovery period and threshold limitation amount	3,388%	2,772%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$42,899	$38,346

The Company has no DTLs that have not been recognized.

The Company’s tax planning strategies do not include the use of reinsurance.

38

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

7. Income Taxes (continued)

The impact of tax planning strategies is as follows:

	December 31, 2025
	Ordinary	Capital	Total
Current Period:
a. Adjusted gross DTAs (% of total adjusted gross DTAs)	0.00%	0.00%	0.00%
b. Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	0.00%	0.00%	0.00%

	December 31, 2024
	Ordinary	Capital	Total
Prior Period:
a. Adjusted gross DTAs (% of total adjusted gross DTAs)	0.00%	31.20%	4.00%
b. Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	0.00%	99.60%	15.10%

	Change Between December 31, 2025 and 2024
	Ordinary	Capital	Total
Change in Period:
a. Adjusted gross DTAs (% of total adjusted gross DTAs)	0.00%	(31.20)%	(4.00)%
b. Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	0.00%	(99.60)%	(15.10)%

39

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

7. Income Taxes (continued)

Current income taxes incurred and deferred income taxes consist of the following major components as of December 31:

	2025	2024	Change
	(In Thousands)
1. Current income tax:
a. Federal	$1,247	$1,133	$114
b. Federal income tax on capital gains	(26)	(661)	635
c. Other	—	—	—

d. Federal income taxes incurred	$1,221	$472	$749

	2025	2024	Change
	(In Thousands)
2. Deferred tax assets:
a. Ordinary:
1. Policyholder reserves	$1,854	$2,275	$(421)
2. Investments	—	—	—
3. Deferred acquisition costs	105	114	(9)
4. Other (incl. items < 5% ordinary tax assets)	61	26	35

Subtotal	2,020	2,415	(395)
b. Statutory valuation allowance adjustment	—	—	—
c. Nonadmitted	1,474	1,798	(324)

d. Admitted ordinary deferred tax asset	546	617	(71)
e. Capital:
1. Investments	381	353	28
2. Other (incl. items < 5% ordinary tax assets)	—	—	—

Subtotal	381	353	28
f. Statutory valuation allowance adjustment	—	—	—
g. Nonadmitted	372	242	130

h. Admitted capital deferred tax asset	9	111	(102)

i. Admitted deferred tax assets	555	728	(173)

40

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

7. Income Taxes (continued)

	2025	2024	Change
	(In Thousands)
3. Deferred tax liabilities:
a. Ordinary:
1. Investments	$423	$299	$124
2. Policyholder reserves	—	231	(231)
3. Other (incl. items < 5% ordinary tax assets)	—	—	—

Subtotal	423	530	(107)
b. Capital:
1. Investments	9	—	9
2. Other (incl. items < 5% ordinary tax assets)	—	—	—

Subtotal	9	—	9

c. Deferred tax liabilities	432	530	(98)

4. Net deferred tax assets/liabilities	$123	$198	$(75)

41

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

7. Income Taxes (continued)

The most significant book to tax adjustments for the years ended December 31, 2025 and 2024 were as follows:

	2025		2024		2023
	Amount	Effective Tax Rate	Amount	Effective Tax Rate	Amount	Effective Tax Rate
	(In Thousands)
Provision computed at statutory rate	$1,417	21.0%	$219	21.0%	$367	21.0%
Dividend received deduction	(32)	(0.5)	(60)	(5.7)	(66)	(3.8)
Tax exempt interest	(24)	(0.4)	(31)	(3.0)	(51)	(2.9)
Interest maintenance reserves	246	3.6	217	20.8	113	6.5
Change in non-admitted assets	(33)	(0.5)	—	—	(6)	(0.4)
Other adjustments	2	0.2	(12)	(1.2)	40	2.3

Total statutory income taxes	$1,576	23.4%	$333	31.9%	$397	22.7%

Federal income taxes incurred	$1,221	18.1%	$472	45.3%	$785	44.9%
Change in net deferred income taxes	355	5.3	(139)	(13.4)	(388)	(22.2)

Total statutory income taxes	$1,576	23.4%	$333	31.9%	$397	22.7%

The Company recognizes interest and penalties accrued related to the unrecognized tax benefits in interest expense. The Company did not have any interest and penalties recorded for the years ended December 31, 2025 and 2024.

The Company did not record any tax contingencies as of December 31, 2025 and 2024.

42

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

8. Fair Value Information

In accordance with SSAP No. 100, Fair Value Measurements, the Company groups its financial assets and liabilities measured at fair value into three levels based on the inputs and assumptions used to determine the fair value. These levels are as follows:

Level 1 – Valuations are based on unadjusted quoted prices for identical instruments traded in active markets.

Level 2 – Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which significant assumptions are observable in the market.

Level 3 – Valuations are generated from techniques that use significant assumptions not observable in the market. These unobservable assumptions reflect the Company’s assumptions that market participants would use in pricing the asset or liability. Valuation techniques include the use of discounted cash flow models and spread-based models and similar techniques using the best information available in the circumstances.

Determination of Fair Value

Under SSAP No. 100, the Company bases fair values on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. It is the Company’s policy to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements in accordance with the fair value hierarchy in SSAP No. 100.

Cash equivalents

Cash equivalents include money market mutual funds. Fair values are determined using unadjusted quoted prices for identical instruments traded in active markets and are included in Level 1.

43

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

8. Fair Value Information (continued)

Common and preferred stocks

Level 2 securities are primarily preferred stocks valued using pricing for similar securities, recently executed transactions, broker/dealer quotes and other pricing models utilizing market observable inputs.

Separate account assets

Fair value of mutual funds within the separate accounts is determined using quoted prices in active markets for identical assets and is reflected in Level 1.

Issuer credit obligations and asset-backed securities

Fair value of issuer credit obligations and asset-backed securities are valued using methodologies where the information is generated by market transactions involving identical or comparable assets, as well as discounted cash flow methodologies. Common inputs include prices from recently executed transactions of similar securities, broker/dealer quotes, benchmark yields, spreads off benchmark yields, interest rates and U.S. Treasury or swap curves. Specifically for asset-backed securities, key inputs include CPR, CDR and severity on defaults based on past performance of the underlying collateral and current market data. Level 2 securities include securities where the significant inputs are observable in the marketplace. Securities are generally assigned to Level 3 in cases where internal models with unobservable inputs are utilized or where broker/dealer quotes are significant inputs to the valuation and there is a lack of transparency as to whether these quotes are based on information that is observable in the marketplace

44

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

8. Fair Value Information (continued)

Policy loans

Fair values for policy loans are estimated using discounted cash flow analysis based on market interest rates for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. These assets are included in Level 3.

Other invested assets

Other invested assets include surplus notes. The fair value of these instruments is based on the methodology described above for issuer credit obligations and asset-backed securities.

Investment income due and accrued

The Company believes there is minimal risk of material changes in both credit of the issuer and interest rates such that the carrying value of investment income due and accrued approximates fair value. Generally, investment income due and accrued is classified as Level 2.

Investment-type insurance contracts

The fair values of the Company’s reserves and liabilities for investment-type insurance contracts are estimated using discounted cash flow analysis based on risk-free rates, nonperformance risk, and a risk margin. Investment-type insurance contracts include insurance, annuity, and other policy contracts that do not involve significant mortality or morbidity risk and are only a portion of the policyholder liabilities appearing in the balance sheets. Insurance contracts include insurance, annuity, and other policy contracts that involve significant mortality or morbidity risk. The fair values for insurance contracts, other than investment-type contracts, are not required to be disclosed. These liabilities are included in Level 3.

45

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

8. Fair Value Information (continued)

Separate account liabilities

The fair values of the separate account liabilities are estimated based on the fair value of the related separate account assets, as these are considered to be pass-through contracts. As the applicable separate account assets are already reflected at fair value, any adjustments to the fair value of the block are assumed adjustments to the separate account liabilities. These liabilities are included in Level 1.

46

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

8. Fair Value Information (continued)

Assets and Liabilities Measured and Reported at Fair Value

The following tables present assets measured and reported at fair value for the year ended December 31, 2025 and 2024 as follows:

	December 31, 2025
		Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Cash equivalents	$9,199	$9,199	$—	$—
Common and preferred stocks	1,494	—	1,494	—
Separate account assets	161,957	161,957	—	—

Total assets	$172,650	$171,156	$1,494	$—

	December 31, 2024
		Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Cash equivalents	$5,116	$5,116	$—	$—
Common and preferred stocks	1,900	—	1,900	—
Separate account assets	163,557	163,557	—	—

Total assets	$170,573	$168,673	$1,900	$—

There were no Level 3 assets and liabilities measured and reported at fair value using significant unobservable inputs for the years ended December 31, 2025, and 2024.

There were no changes in Level 3 assets and liabilities measured and reported at fair value using significant unobservable inputs for the year ended December 31, 2025.

There were no changes in Level 3 purchases, issuances, sales and settlements for the year ended December 31, 2025.

There were no transfers into or out of Level 3 for the years ended December 31, 2025 and 2024. The transfers between levels are determined as of the end of the year for which the transfer was completed.

47

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

8. Fair Value Information (continued)

Quantitative Information about Level 3 Fair Value Measurements

The Company had no securities held at fair value for which the significant inputs used to determine fair value were unobservable as of December 31, 2025 and 2024.

SSAP No. 100 requires disclosures of fair value information about financial instruments, whether recognized or not recognized in a company’s balance sheet, for which it is practicable to estimate that value.

SSAP No. 100 excludes certain insurance liabilities and nonfinancial instruments from its disclosure requirements. However, the liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk that minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts. The fair value amounts presented herein do not include an amount for the value associated with customer or agent relationships, the expected interest margin (interest earnings in excess of interest credited) to be earned in the future on investment-type products, or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value of the Company; likewise, care should be exercised in deriving conclusions about the Company’s business or financial condition based on the fair value information presented herein.

48

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

8. Fair Value Information (continued)

Financial Instruments Not Reported at Fair Value

The following table provides the carrying amount, estimated fair value, and level within the fair value hierarchy of the Company’s financial instruments:

	December 31, 2025
			Fair Value Hierarchy Level
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets (liabilities)
Issuer credit obligations	$220,308	$220,804	$—	$199,030	$21,774
Asset-backed securities	146,937	145,450		139,194	6,256
Policy loans	385	387	—	—	387
Other invested assets	2,421	2,556	—	2,556	—
Investment income due and accrued	3,727	3,727	—	3,727	—
Investment-type insurance contracts	(27,622)	(27,447)	—	—	(27,447)
Separate account liabilities	(161,957)	(161,957)	(161,957)	—	—

49

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

8. Fair Value Information (continued)

	December 31, 2024
			Fair Value Hierarchy Level
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets (liabilities)
Bonds	$391,783	$381,259	$—	$342,044	$39,215
Short-term investments	—	—	—	—	—
Policy loans	413	415	—	—	415
Other invested assets	2,431	2,466	—	2,466	—
Investment income due and accrued	3,911	3,911	—	3,911	—
Investment type insurance contracts	(33,686)	(33,882)	—	—	(33,882)
Separate account liabilities	(163,557)	(163,557)	(163,557)	—	—

50

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

9. Annuity and Deposit Liabilities

The withdrawal characteristics of the liability for future policy benefits for annuities and supplementary contracts and deposits were as follows:

	December 31, 2025
	General Account	Separate Account	Total	Percentage
	(Dollars in Thousands)
Subject to discretionary withdrawal:
At book value, less current surrender charge of 5% or more	$15,268	$—	$15,268	3%
At fair value	—	160,187	160,187	32

Total with adjustment	15,268	160,187	175,455	35
At book value with minimum or no charge or adjustment	198,187	—	198,187	39
Additional actuarial reserve for Asset/liability analysis	119,000	—	119,000	24
Not subject to discretionary withdrawal	9,290	1,512	10,802	2

Subtotal	341,745	161,699	503,444	100%

Less reinsurance ceded	297,343	—	297,343

Totals (net of reinsurance)	$44,402	$161,699	$206,101

Amount that will move to book value with minimal or no charge in the year after the statement date	$644	$—	$644

51

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

9. Annuity and Deposit Liabilities (continued)

	December 31, 2024
	General Account	Separate Account	Total	Percentage
	(Dollars in Thousands)
Subject to discretionary withdrawal:
At book value, less current surrender charge of 5% or more	$17,896	$—	$17,896	3%
At fair value	—	161,555	161,555	31

Total with adjustment	17,896	161,555	179,451	34
At book value with minimum or no charge or adjustment	216,543	—	216,543	41
Additional actuarial reserve for Asset/liability analysis	121,000	—	121,000	23
Not subject to discretionary withdrawal	9,045	1,476	10,521	2

Subtotal	364,484	163,031	527,515	100%

Less reinsurance ceded	310,820	—	310,820

Totals (net of reinsurance)	$53,664	$163,031	$216,695

Amount that will move to book value with minimal or no charge in the year after the statement date	$1,809	$—	$1,809

A reconciliation of total annuity actuarial reserves liabilities is as follows as of December 31:

	2025	2024
	(In Thousands)
Life and Accident and Health Annual Statement:
Annuity reserves, total net	$44,402	$53,664
Separate Accounts Annual Statement:
Annuities (excluding supplementary statements)	161,699	163,031

Total annuity actuarial reserves and deposit fund liabilities	$206,101	$216,695

Annually, the Company completes the asset adequacy analysis of statutory reserves established for fixed and variable deferred annuities. This analysis was accomplished net of reinsurance using the New York 7 scenarios and additional 16VM-20 SERT scenarios, resulting in the establishment of Cash Flow Testing reserves of $8.5 million and $10.5 million as of December 31, 2025 and 2024, respectively.

52

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

9. Annuity and Deposit Liabilities (continued)

The withdrawal characteristics of the liability for life insurance were as follows:

	2025			2024
	General Account			General Account
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
	(In Thousands)
Subject to discretionary withdrawal, surrender values, or policy loans:
Other Permanent Cash Value Life Insurance	$—	$42	$43	$—	$41	$42
Miscellaneous Reserves	—	—	119,000	—	—	121,000

Total (gross: direct + assumed)	—	42	119,043	—	41	121,042

Reinsurance Ceded		42	110,543		41	110,542

Total (net)	$—	$—	$8,500	$—	$—	$10,500

The Company did not have any separates accounts supporting life insurance policies in 2025 or 2024.

11. Commitments and Contingencies

New York regulations allow for two alternatives methods of distributing ordinary dividends to shareholders, a “greater of” method and a “lesser of” method. The greater of method allows for a dividend to be paid from earned surplus when the aggregate amount of dividends paid in any calendar year does not exceed the greater of (a) 10% of its surplus to policyholders as of the immediately preceding calendar year or (b) its net gain from operations (not including realized capital gains) as of the immediately preceding calendar year, not to exceed 30% of its surplus to

53

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

11. Commitments and Contingencies (continued)

policyholders (as of the same preceding calendar year). If an insurer does not have sufficient positive earned surplus to pay an ordinary dividend under the “greater of” method, it may only distribute an ordinary dividend under the “lesser of” method. The lesser of method allows for a dividend to be paid from surplus when the aggregate amount of dividends paid in any calendar year does not exceed the lesser of (a) 10% of its surplus to policyholders or (b) its net gain from operations (not including realized capital gains), in each case as of the immediately preceding calendar year. Insurers are required to provide the superintendent with 10 days prior notice before paying an ordinary dividend. Furthermore, the Superintendent may, in his or her discretion, limit or disallow any ordinary dividends under the “greater of” method if the Superintendent determines that a domestic stock life insurer’s surplus to policyholders following any dividend distribution is not reasonable in relation to the insurer’s outstanding liabilities and not adequate to meet its financial needs or the insurer is financially distressed. Dividends that exceed the “greater of” or “lesser of” methods are deemed extraordinary and a notice must be filed with the Superintendent for approval.

Under the laws of the State of New York, the Company is required to maintain minimum statutory-basis capital and surplus of $6.0 million. Of this amount, $4.0 million, which is the Company’s minimum surplus to policyholders, must be invested in specific types of investments in accordance with New York law.

Other Legal and Regulatory Matters: The Company may be party to legal and arbitral proceedings, subject to complaints, and the like in the ordinary course of business, is periodically examined by its regulators in the ordinary course of business, and may discuss certain matters with its regulators that come up during such examinations or otherwise. Management currently does not believe that any litigation, arbitration, complaint or other such matter to which it is party, or that any actions by its regulators with respect to any such examinations or matters under discussion with them, will, alone or collectively, materially adversely affect the Company’s results of operations or financial condition.

54

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

12. Subsequent Events

Subsequent events have been evaluated through April 24, 2026, which is the date the financial statements were issued.

55

Exhibits and Financial Statement Schedules

First Security Benefit Life Insurance and Annuity Company of New York

Exhibits and Financial Statement Schedules

Years Ended December 31, 2025, 2024 and 2023

Report of Independent Auditors

The Board of Directors

First Security Benefit Life Insurance and

Annuity Company of New York

We have audited the statutory-basis financial statements of First Security Benefit Life Insurance and Annuity Company of New York (the Company) as of December 31, 2025 and 2024, and for each of the three years in the period ended December 31, 2025, and have issued our report thereon dated April 24, 2026 (included elsewhere in this Registration Statement). Our audits of the financial statements included the financial statement schedules listed in Item 24(a)(2) of this Registration Statement. These schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s schedules, based on our audits.

In our opinion, the schedules present fairly, in all material respects, the information set forth therein when considered in conjunction with the financial statements.

/s/ Ernst & Young

Kansas City, Missouri

April 24, 2026

49

First Security Benefit Life Insurance and Annuity Company of New York

Schedule I - Summary of Investments

Other Than Investments in Related Parties

Years Ended December 31, 2025 and 2024

	2025
	Cost	Value	Amount at which shown in the balance sheet adjusted for related party
	(In Thousands)
Bonds:
Issuer credit obligations	$220,162	$220,449	$219,958
Asset-backed securities	136,354	134,725	136,172

Total bonds	356,516	355,174	356,130

Equity securities:
Common stock:
Consumer	1	1	1
Preferred stock:
Consumer	503	325	325
Financial	1,250	1,168	1,168

Total equity securities	1,754	1,494	1,494
Policy loans	385		385
Cash and cash equivalents	26,374		26,374
Receivable for securities	379		379
Other invested assets	2,421		2,421

	$387,829		$387,183

See accompanying Report of Independent Auditors

50

First Security Benefit Life Insurance and Annuity Company of New York

Schedule I - Summary of Investments

Other Than Investments in Related Parties (continued)

	2024
	Cost	Value	Amount at which shown in the balance sheet adjusted for related party
	(In Thousands)
Fixed maturities:
Bonds:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$422	$420	$422
Obligations of government-sponsored enterprises	39,820	38,700	39,820
Corporate	188,683	183,168	188,658
Obligations of foreign governments	—	—	—
Municipal governments	13,492	13,176	13,492
Commercial mortgage-backed	25,246	23,854	25,246
Residential mortgage-backed	30,687	29,676	30,687
Collateralized loan obligations	20,910	20,870	20,910
Other asset backed	46,683	45,703	46,683

Total fixed maturities	365,943	355,567	365,918
Equity securities:
Preferred stock:
Consumer	864	690	690
Financial	1,250	1,210	1,210

Total equity securities	2,114	1,900	1,900
Policy loans	413		413
Cash and cash equivalents	17,543		17,543
Receivable for securities	393		393
Other invested assets	2,431		2,431

	$388,837		$388,598

See accompanying Report of Independent Auditors

51

First Security Benefit Life Insurance and Annuity Company of New York

Schedule III - Supplementary Insurance Information

As of December 31, 2025, 2024 and 2023 and for Each of the Years Then Ended

	Future Policy Benefits and Claims	Premiums and other considerations	Net Investment Income(1)	Benefit claims and settlement expenses	Other operating expenses
	(In Thousands)
2025
Life, health and annuity	$44,403	$4.358	$4,995	$5,209	$1,209
2024
Life, health and annuity	$53,664	$3,926	$4,560	$7,042	$715
2023
Life, health and annuity	$63,440	$8,532	$4,351	$7,195	$(213)

(1)	Allocations of net investment income and certain operating expenses are based on a number of assumptions and estimates, and reported operating results would change if different methods were applied.

See accompanying Report of Independent Auditors

52

First Security Benefit Life Insurance and Annuity Company of New York

Schedule IV - Reinsurance

As of December 31, 2025, 2024 and 2023 and for Each of the Years Then Ended

	2025
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(Dollars In Thousands)
Life insurance in force	$52	$52	$—	$—	0.00%
Premiums:
Annuity	10,535	6,205	28	4,358	0.64

Total premiums	$10,535	$6,205	$28	$4,358	0.64%

	2024
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(Dollars In Thousands)
Life insurance in force	$52	$52	$—	$—	0.00%
Premiums:
Annuity	13,756	9,855	25	3,926	0.64

Total premiums	$13,756	$9,855	$25	$3,926	0.64%

	2023
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(Dollars In Thousands)
Life insurance in force	$75	$75	$—	$—	0.00%
Premiums:
Annuity	18,280	9,784	36	8,532	0.42

Total premiums	$18,280	$9,784	$36	$8,532	0.42%

See accompanying Report of Independent Auditors

53

FINANCIAL STATEMENTS

Variable Annuity Account B

Year Ended December 31, 2025

With Report of Independent Registered Public Accounting Firm

Variable Annuity Account B

Financial Statements

Year Ended December 31, 2025

Report of Independent Registered Public Accounting Firm

To the Board of Directors of First Security Benefit Life Insurance and Annuity

Company of New York and Contract Owners of Variable Annuity Account B

Opinion on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts listed in the Appendix that comprise Variable Annuity Account B (the Separate Account), as of December 31, 2025 and the related statements of operations and change in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2025, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Separate Account’s auditor since 1996.

Kansas City, Missouri

April 24, 2026

Appendix

Subaccounts comprising Variable Annuity Account B

Subaccounts	Statements of operations and changes in net assets
AB VPS Discovery Value Portfolio	For each of the two years in the period ended December 31, 2025
AB VPS Dynamic Asset Allocation	For each of the two years in the period ended December 31, 2025
American Funds IS® Asset Allocation	For each of the two years in the period ended December 31, 2025
American Funds IS® Capital World Bond	For each of the two years in the period ended December 31, 2025
American Funds IS® Global Growth	For each of the two years in the period ended December 31, 2025
American Funds IS® Growth-Income	For each of the two years in the period ended December 31, 2025
American Funds IS® International	For each of the two years in the period ended December 31, 2025
American Funds IS® New World	For each of the two years in the period ended December 31, 2025
BlackRock Equity Dividend V.I.	For each of the two years in the period ended December 31, 2025
BlackRock Global Allocation V.I.	For each of the two years in the period ended December 31, 2025
BlackRock High Yield V.I.	For each of the two years in the period ended December 31, 2025
BNY Mellon IP MidCap Stock	For each of the two years in the period ended December 31, 2025
BNY Mellon IP Small Cap Stock Index	For each of the two years in the period ended December 31, 2025
BNY Mellon IP Technology Growth	For each of the two years in the period ended December 31, 2025
BNY Mellon VIF Appreciation	For each of the two years in the period ended December 31, 2025
ClearBridge Variable Growth	For each of the two years in the period ended December 31, 2025
ClearBridge Variable Small Cap Growth	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Equity-Income	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Growth & Income	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Growth Opportunities	For each of the two years in the period ended December 31, 2025
Fidelity® VIP High Income	For each of the two years in the period ended December 31, 2025

Subaccounts	Statements of operations and changes in net assets
Fidelity® VIP Overseas	For each of the two years in the period ended December 31, 2025
Franklin Allocation VIP Fund	For each of the two years in the period ended December 31, 2025
Franklin Income VIP Fund	For each of the two years in the period ended December 31, 2025
Franklin Mutual Global Discovery VIP Fund	For each of the two years in the period ended December 31, 2025
Franklin Small Cap Value VIP Fund	For each of the two years in the period ended December 31, 2025
Franklin Strategic Income VIP Fund	For each of the two years in the period ended December 31, 2025
Guggenheim VIF Floating Rate Strategies	For each of the two years in the period ended December 31, 2025
Guggenheim VIF Global Managed Futures Strategy	For each of the two years in the period ended December 31, 2025
Guggenheim VIF High Yield	For each of the two years in the period ended December 31, 2025
Guggenheim VIF Multi-Hedge Strategies	For each of the two years in the period ended December 31, 2025
Guggenheim VIF Total Return Bond	For each of the two years in the period ended December 31, 2025
Invesco V.I. American Value	For each of the two years in the period ended December 31, 2025
Invesco V.I. Comstock	For each of the two years in the period ended December 31, 2025
Invesco V.I. Core Plus Bond	For each of the two years in the period ended December 31, 2025
Invesco V.I. Discovery Mid Cap Growth	For each of the two years in the period ended December 31, 2025
Invesco V.I. Equity and Income	For each of the two years in the period ended December 31, 2025
Invesco V.I. EVQ International Equity Fund	For each of the two years in the period ended December 31, 2025
Invesco V.I. Global	For each of the two years in the period ended December 31, 2025
Invesco V.I. Global Real Estate	For each of the two years in the period ended December 31, 2025
Invesco V.I. Government Money Market	For each of the two years in the period ended December 31, 2025
Invesco V.I. Government Securities	For each of the two years in the period ended December 31, 2025
Invesco V.I. Health Care	For each of the two years in the period ended December 31, 2025
Invesco V.I. Main Street Mid Cap Fund®	For each of the two years in the period ended December 31, 2025

Subaccounts	Statements of operations and changes in net assets
Invesco V.I. Main Street Small Cap Fund®	For each of the two years in the period ended December 31, 2025
Janus Henderson VIT Enterprise	For each of the two years in the period ended December 31, 2025
Janus Henderson VIT Research	For each of the two years in the period ended December 31, 2025
Lord Abbett Series Bond-Debenture VC	For each of the two years in the period ended December 31, 2025
Lord Abbett Series Developing Growth VC	For each of the two years in the period ended December 31, 2025
LVIP American Century Mid Cap Value	For each of the two years in the period ended December 31, 2025
LVIP American Century Ultra	For each of the two years in the period ended December 31, 2025
LVIP American Century Value	For each of the two years in the period ended December 31, 2025
LVIP JPMorgan Core Bond Fund	For each of the two years in the period ended December 31, 2025
MFS® VIT II Research International	For each of the two years in the period ended December 31, 2025
MFS® VIT Total Return	For each of the two years in the period ended December 31, 2025
MFS® VIT Utilities	For each of the two years in the period ended December 31, 2025
Morgan Stanley VIF Emerging Markets Equity	For each of the two years in the period ended December 31, 2025
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	For each of the two years in the period ended December 31, 2025
Morningstar Balanced ETF Asset Allocation Portfolio	For each of the two years in the period ended December 31, 2025
Morningstar Conservative ETF Asset Allocation Portfolio	For each of the two years in the period ended December 31, 2025
Morningstar Growth ETF Asset Allocation Portfolio	For each of the two years in the period ended December 31, 2025
Morningstar Income and Growth ETF Asset Allocation Portfolio	For each of the two years in the period ended December 31, 2025
NAA All Cap Value Series	For each of the two years in the period ended December 31, 2025
NAA Large Cap Value Series	For each of the two years in the period ended December 31, 2025
NAA Large Core Series	For each of the two years in the period ended December 31, 2025
NAA Large Growth Series	For each of the two years in the period ended December 31, 2025
NAA Mid Growth Series	For each of the two years in the period ended December 31, 2025

Subaccounts	Statements of operations and changes in net assets
NAA Small Cap Value Series	For each of the two years in the period ended December 31, 2025
NAA Small Growth Series	For each of the two years in the period ended December 31, 2025
NAA Smid-Cap Value Series	For each of the two years in the period ended December 31, 2025
NAA World Equity Income Series	For each of the two years in the period ended December 31, 2025
Neuberger Berman AMT Quality Equity Portfolio	For each of the two years in the period ended December 31, 2025
Nomura VIP Asset Strategy Series	For each of the two years in the period ended December 31, 2025
PIMCO VIT All Asset	For each of the two years in the period ended December 31, 2025
PIMCO VIT CommodityRealReturn Strategy	For each of the two years in the period ended December 31, 2025
PIMCO VIT Emerging Markets Bond	For each of the two years in the period ended December 31, 2025
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	For each of the two years in the period ended December 31, 2025
PIMCO VIT Low Duration	For each of the two years in the period ended December 31, 2025
PIMCO VIT Real Return	For each of the two years in the period ended December 31, 2025
PIMCO VIT Total Return	For each of the two years in the period ended December 31, 2025
Putnam VT Small Cap Value	For each of the two years in the period ended December 31, 2025
Royce Micro-Cap	For each of the two years in the period ended December 31, 2025
T. Rowe Price Health Sciences	For each of the two years in the period ended December 31, 2025
Templeton Developing Markets VIP Fund	For each of the two years in the period ended December 31, 2025
Templeton Global Bond VIP Fund	For each of the two years in the period ended December 31, 2025
Western Asset Variable Global High Yield Bond	For each of the two years in the period ended December 31, 2025

Variable Annuity Account B

Statements of Net Assets

December 31, 2025

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
AB VPS Discovery Value Portfolio	8,782	$157,237	$143,066	$—	$143,066	9,934	$14.40	$14.40
AB VPS Dynamic Asset Allocation	1,571	17,536	17,012	—	17,012	1,559	10.90	10.90
American Funds IS® Asset Allocation	49,635	1,156,864	1,328,728	—	1,328,728	78,856	16.85	16.85
American Funds IS® Capital World Bond	6,737	77,150	66,898	—	66,898	10,119	6.61	6.61
American Funds IS® Global Growth	47,462	1,495,048	1,782,185	—	1,782,185	80,935	22.01	22.01
American Funds IS® Growth-Income	24,049	1,243,939	1,557,644	—	1,557,644	61,197	25.46	25.46
American Funds IS® International	10,013	186,060	218,579	—	218,579	19,229	11.37	11.37
American Funds IS® New World	2,783	71,890	88,263	—	88,263	6,472	13.63	13.63
BlackRock Equity Dividend V.I.	69,845	793,603	800,423	—	800,423	41,086	19.48	19.48
BlackRock Global Allocation V.I.	14,139	196,820	188,619	—	188,619	14,434	13.07	13.07
BlackRock High Yield V.I.	29,258	205,634	205,973	1,098	207,071	18,658	11.10	11.10
BNY Mellon IP MidCap Stock	5,469	105,664	110,473	—	110,473	7,062	15.64	15.64
BNY Mellon IP Small Cap Stock Index	38,319	680,247	690,124	—	690,124	42,490	16.24	16.24
BNY Mellon IP Technology Growth	101,291	1,767,236	1,771,582	—	1,771,582	34,432	45.42	51.79
BNY Mellon VIF Appreciation	12,405	427,262	405,893	—	405,893	18,693	21.71	21.71
ClearBridge Variable Growth	39,606	770,285	524,386	—	524,386	24,545	18.73	21.39
ClearBridge Variable Small Cap Growth	16,293	443,685	459,472	—	459,472	18,636	21.50	24.71
Fidelity® VIP Equity-Income	17,648	420,586	496,440	—	496,440	26,076	18.94	18.94
Fidelity® VIP Growth & Income	42,878	1,000,532	1,371,682	—	1,371,682	56,400	24.32	24.32
Fidelity® VIP Growth Opportunities	15,076	789,998	1,453,281	—	1,453,281	31,293	46.44	46.44
Fidelity® VIP High Income	130,357	648,481	600,944	—	600,944	58,748	10.22	10.22
Fidelity® VIP Overseas	10,143	233,898	275,082	—	275,082	20,797	13.22	13.22
Franklin Allocation VIP Fund	16,488	101,288	95,302	—	95,302	7,160	13.30	13.30
Franklin Income VIP Fund	30,249	452,763	458,578	—	458,578	33,966	12.71	13.50
Franklin Mutual Global Discovery VIP Fund	54,469	998,285	1,038,187	—	1,038,187	63,738	14.66	16.27
Franklin Small Cap Value VIP Fund	8,489	123,721	117,741	—	117,741	6,404	18.30	18.30
Franklin Strategic Income VIP Fund	6,360	62,903	58,066	—	58,066	6,941	8.37	8.37
Guggenheim VIF Floating Rate Strategies	39,705	1,008,729	933,457	—	933,457	94,932	9.83	9.83
Guggenheim VIF Global Managed Futures Strategy	687	11,691	11,563	—	11,563	2,364	4.88	4.88
Guggenheim VIF High Yield	24,906	661,824	615,927	—	615,927	18,296	16.04	34.94
Guggenheim VIF Multi-Hedge Strategies	2,131	53,421	50,042	—	50,042	8,981	5.56	5.56
Guggenheim VIF Total Return Bond	79,968	1,254,690	1,176,324	—	1,176,324	117,692	7.97	9.97
Invesco V.I. American Value	2,624	46,374	46,597	—	46,597	2,977	15.65	15.65
Invesco V.I. Comstock	9,801	183,199	208,669	—	208,669	8,597	20.12	24.33
Invesco V.I. Core Plus Bond	17,699	102,348	102,125	—	102,125	10,615	9.63	9.63
Invesco V.I. Discovery Mid Cap Growth	3,450	223,412	218,748	—	218,748	10,766	20.32	20.32
Invesco V.I. Equity and Income	38,567	658,264	698,841	—	698,841	36,025	19.39	19.39
Invesco V.I. EVQ International Equity Fund	7,375	249,500	260,993	—	260,993	14,631	15.93	18.17
Invesco V.I. Global	14,082	530,759	511,181	—	511,181	27,079	18.83	18.83
Invesco V.I. Global Real Estate	22,516	348,836	318,828	—	318,828	17,869	15.55	17.85
Invesco V.I. Government Money Market	1,194,010	1,194,010	1,194,010	—	1,194,010	144,058	7.81	8.29
Invesco V.I. Government Securities	42,849	484,862	451,625	—	451,625	62,689	6.40	7.19
Invesco V.I. Health Care	5,693	161,199	170,177	—	170,177	6,336	24.08	27.63
Invesco V.I. Main Street Mid Cap Fund®	5,717	59,719	60,025	—	60,025	2,289	23.04	26.43

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Net Assets (continued)

December 31, 2025

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
Invesco V.I. Main Street Small Cap Fund®	5,764	$144,564	$159,722	$—	$159,722	3,884	$36.19	$41.53
Janus Henderson VIT Enterprise	21,294	1,447,554	1,561,922	—	1,561,922	48,982	31.90	31.90
Janus Henderson VIT Research	20,967	781,737	1,284,039	—	1,284,039	35,806	35.82	35.82
Lord Abbett Series Bond-Debenture VC	8,257	98,412	87,605	—	87,605	8,572	10.19	10.19
Lord Abbett Series Developing Growth VC	7,210	245,293	241,020	—	241,020	13,110	18.36	18.36
LVIP American Century Mid Cap Value	32,686	639,339	633,952	—	633,952	30,210	21.01	21.01
LVIP American Century Ultra	122,165	2,734,393	3,660,426	—	3,660,426	69,011	46.52	53.37
LVIP American Century Value	79,863	923,920	1,033,186	—	1,033,186	33,850	26.79	30.73
LVIP JPMorgan Core Bond Fund	9,249	99,197	90,718	—	90,718	11,382	8.01	8.01
MFS® VIT II Research International	6,347	100,689	128,655	—	128,655	11,005	8.91	11.68
MFS® VIT Total Return	29,822	662,557	675,164	—	675,164	42,308	13.29	15.92
MFS® VIT Utilities	16,122	508,701	593,617	—	593,617	24,763	15.85	24.28
Morgan Stanley VIF Emerging Markets Equity	17,053	240,766	298,256	—	298,256	31,892	7.71	9.36
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	10,935	146,705	186,223	—	186,223	10,866	17.14	17.14
Morningstar Balanced ETF Asset Allocation Portfolio	31,397	346,274	353,218	—	353,218	27,223	12.98	12.98
Morningstar Conservative ETF Asset Allocation Portfolio	2,228	23,555	24,085	—	24,085	2,668	9.06	9.06
Morningstar Growth ETF Asset Allocation Portfolio	12,659	146,061	168,996	—	168,996	11,026	15.32	15.32
Morningstar Income and Growth ETF Asset Allocation Portfolio	7,845	82,917	81,670	—	81,670	7,476	10.94	10.94
NAA All Cap Value Series	5,171	154,361	154,088	—	154,088	5,724	20.84	26.92
NAA Large Cap Value Series	15,935	591,586	608,396	—	608,396	27,278	22.20	22.33
NAA Large Core Series	13,715	574,511	633,634	—	633,634	31,549	19.59	23.52
NAA Large Growth Series	9,193	180,786	207,396	—	207,396	8,044	25.73	30.52
NAA Mid Growth Series	32,225	1,653,956	1,601,235	—	1,601,235	79,768	20.08	20.97
NAA Small Cap Value Series	6,770	272,392	248,182	—	248,182	5,852	42.40	42.40
NAA Small Growth Series	22,726	715,014	689,972	—	689,972	54,133	12.74	12.74
NAA Smid-Cap Value Series	15,485	1,024,355	951,065	—	951,065	19,960	32.01	48.11
NAA World Equity Income Series	34,866	446,051	524,733	—	524,733	31,834	16.46	18.17
Neuberger Berman AMT Quality Equity Portfolio (a)	12,973	328,912	555,519	—	555,519	12,496	39.46	44.46
Nomura VIP Asset Strategy Series (a)	7,844	69,939	78,436	—	78,436	6,366	12.31	12.31
PIMCO VIT All Asset	9,197	93,758	88,105	—	88,105	6,110	13.25	15.20
PIMCO VIT CommodityRealReturn Strategy	26,720	177,645	168,070	—	168,070	29,342	4.96	5.78
PIMCO VIT Emerging Markets Bond	2,014	24,828	23,004	—	23,004	1,942	11.05	11.84
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	18,340	189,637	184,133	—	184,133	16,912	9.90	10.91
PIMCO VIT Low Duration	18,380	183,836	179,755	—	179,755	23,912	6.61	7.58
PIMCO VIT Real Return	69,031	870,899	829,064	—	829,064	81,396	8.87	10.18
PIMCO VIT Total Return	32,516	334,635	307,272	—	307,272	37,127	8.28	8.28
Putnam VT Small Cap Value	2,094	25,316	22,640	—	22,640	1,470	15.40	15.40
Royce Micro-Cap	13,310	128,672	126,574	—	126,574	7,845	16.20	16.20
T. Rowe Price Health Sciences	19,565	942,176	1,057,082	—	1,057,082	49,749	21.23	21.23
Templeton Developing Markets VIP Fund	11,508	102,523	139,018	—	139,018	10,579	13.14	13.14
Templeton Global Bond VIP Fund	72,689	1,001,269	957,312	—	957,312	156,080	6.13	6.13

(a)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Net Assets (continued)

December 31, 2025

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
Western Asset Variable Global High Yield Bond	2,255	$16,652	$14,637	$—	$14,637	1,296	$10.88	$11.29

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Operations and Change in Net Assets

Years Ended December 31, 2025 and 2024, Except as Noted

	AB VPS Discovery Value Portfolio	AB VPS Dynamic Asset Allocation	American Funds IS® Asset Allocation
Net assets as of December 31, 2023	$140,749	$39,137	$1,749,919

Investment income (loss):
Dividend distributions	897	234	26,372
Investment Expenses:
Mortality and expense risk and administrative charges	(1,064)	(226)	(11,733)

Net investment income (loss)	(167)	8	14,639

Increase (decrease) in net assets from operations:
Capital gain distributions	7,068	—	69,392
Realized capital gain (loss) on investments	(572)	(3,876)	47,845
Change in unrealized appreciation (depreciation)	5,565	6,807	93,636

Net gain (loss) on investments	12,061	2,931	210,873

Net increase (decrease) in net assets from operations	11,894	2,939	225,512

Contract owner transactions:
Variable annuity deposits	2,288	—	—
Terminations, withdrawals and annuity payments	(11,667)	(19,546)	(679,471)
Transfers between subaccounts, net	(399)	(19)	16,765
Maintenance charges and mortality adjustments	(324)	(529)	(18,556)

Increase (decrease) in net assets from contract transactions	(10,102)	(20,094)	(681,262)

Total increase (decrease) in net assets	1,792	(17,155)	(455,750)

Net assets as of December 31, 2024	$142,541	$21,982	$1,294,169

Investment income (loss):
Dividend distributions	774	371	23,075
Investment Expenses:
Mortality and expense risk and administrative charges	(1,014)	(156)	(9,677)

Net investment income (loss)	(240)	215	13,398

Increase (decrease) in net assets from operations:
Capital gain distributions	14,611	—	90,105
Realized capital gain (loss) on investments	(2,330)	(483)	10,192
Change in unrealized appreciation (depreciation)	(10,886)	2,773	55,060

Net gain (loss) on investments	1,395	2,290	155,357

Net increase (decrease) in net assets from operations	1,155	2,505	168,755

Contract owner transactions:
Variable annuity deposits	438	—	—
Terminations, withdrawals and annuity payments	(3,020)	(7,409)	(149,989)
Transfers between subaccounts, net	2,227	—	21,490
Maintenance charges and mortality adjustments	(275)	(66)	(5,697)

Increase (decrease) in net assets from contract transactions	(630)	(7,475)	(134,196)

Total increase (decrease) in net assets	525	(4,970)	34,559

Net assets as of December 31, 2025	$143,066	$17,012	$1,328,728

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024, Except as Noted

	American Funds IS® Capital World Bond	American Funds IS® Global Growth	American Funds IS® Growth- Income
Net assets as of December 31, 2023	$65,162	$2,694,981	$1,281,527

Investment income (loss):
Dividend distributions	1,215	33,377	12,947
Investment Expenses:
Mortality and expense risk and administrative charges	(482)	(19,830)	(10,505)

Net investment income (loss)	733	13,547	2,442

Increase (decrease) in net assets from operations:
Capital gain distributions	—	78,654	63,646
Realized capital gain (loss) on investments	(229)	156,503	27,471
Change in unrealized appreciation (depreciation)	(3,135)	95,509	190,465

Net gain (loss) on investments	(3,364)	330,666	281,582

Net increase (decrease) in net assets from operations	(2,631)	344,213	284,024

Contract owner transactions:
Variable annuity deposits	—	13,459	8,249
Terminations, withdrawals and annuity payments	(439)	(895,647)	(80,978)
Transfers between subaccounts, net	446	30,151	(35,733)
Maintenance charges and mortality adjustments	(190)	(12,099)	(2,982)

Increase (decrease) in net assets from contract transactions	(183)	(864,136)	(111,444)

Total increase (decrease) in net assets	(2,814)	(519,923)	172,580

Net assets as of December 31, 2024	$62,348	$2,175,058	$1,454,107

Investment income (loss):
Dividend distributions	1,865	21,378	10,845
Investment Expenses:
Mortality and expense risk and administrative charges	(490)	(14,814)	(11,315)

Net investment income (loss)	1,375	6,564	(470)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	261,127	258,157
Realized capital gain (loss) on investments	(1,444)	104,065	51,073
Change in unrealized appreciation (depreciation)	5,154	(11,422)	(66,949)

Net gain (loss) on investments	3,710	353,770	242,281

Net increase (decrease) in net assets from operations	5,085	360,334	241,811

Contract owner transactions:
Variable annuity deposits	—	18,666	13,589
Terminations, withdrawals and annuity payments	(8,443)	(653,774)	(147,690)
Transfers between subaccounts, net	8,106	(108,897)	(1,838)
Maintenance charges and mortality adjustments	(198)	(9,202)	(2,335)

Increase (decrease) in net assets from contract transactions	(535)	(753,207)	(138,274)

Total increase (decrease) in net assets	4,550	(392,873)	103,537

Net assets as of December 31, 2025	$66,898	$1,782,185	$1,557,644

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024, Except as Noted

	American Funds IS® International	American Funds IS® New World	BlackRock Equity Dividend V.I.
Net assets as of December 31, 2023	$225,114	$145,661	$814,126

Investment income (loss):
Dividend distributions	2,637	1,295	16,297
Investment Expenses:
Mortality and expense risk and administrative charges	(1,956)	(933)	(5,660)

Net investment income (loss)	681	362	10,637

Increase (decrease) in net assets from operations:
Capital gain distributions	—	559	51,692
Realized capital gain (loss) on investments	(701)	1,692	124
Change in unrealized appreciation (depreciation)	4,076	5,518	7,080

Net gain (loss) on investments	3,375	7,769	58,896

Net increase (decrease) in net assets from operations	4,056	8,131	69,533

Contract owner transactions:
Variable annuity deposits	720	693	10,544
Terminations, withdrawals and annuity payments	(12,853)	(51,474)	(252,046)
Transfers between subaccounts, net	37,761	391	37,900
Maintenance charges and mortality adjustments	(193)	(334)	(2,317)

Increase (decrease) in net assets from contract transactions	25,435	(50,724)	(205,919)

Total increase (decrease) in net assets	29,491	(42,593)	(136,386)

Net assets as of December 31, 2024	$254,605	$103,068	$677,740

Investment income (loss):
Dividend distributions	2,339	777	14,991
Investment Expenses:
Mortality and expense risk and administrative charges	(1,793)	(718)	(5,575)

Net investment income (loss)	546	59	9,416

Increase (decrease) in net assets from operations:
Capital gain distributions	—	4,085	66,381
Realized capital gain (loss) on investments	6,773	4,603	5,207
Change in unrealized appreciation (depreciation)	48,400	14,120	60,141

Net gain (loss) on investments	55,173	22,808	131,729

Net increase (decrease) in net assets from operations	55,719	22,867	141,145

Contract owner transactions:
Variable annuity deposits	720	—	5,871
Terminations, withdrawals and annuity payments	(89,767)	(24,770)	(187,827)
Transfers between subaccounts, net	(2,548)	(12,149)	164,626
Maintenance charges and mortality adjustments	(150)	(753)	(1,132)

Increase (decrease) in net assets from contract transactions	(91,745)	(37,672)	(18,462)

Total increase (decrease) in net assets	(36,026)	(14,805)	122,683

Net assets as of December 31, 2025	$218,579	$88,263	$800,423

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024, Except as Noted

	BlackRock Global Allocation V.I.	BlackRock High Yield V.I.	BNY Mellon IP MidCap Stock
Net assets as of December 31, 2023	$284,681	$198,773	$110,831

Investment income (loss):
Dividend distributions	2,972	13,736	694
Investment Expenses:
Mortality and expense risk and administrative charges	(1,793)	(1,553)	(837)

Net investment income (loss)	1,179	12,183	(143)

Increase (decrease) in net assets from operations:
Capital gain distributions	16,239	—	1,644
Realized capital gain (loss) on investments	(3,465)	(404)	412
Change in unrealized appreciation (depreciation)	5,990	2,206	10,224

Net gain (loss) on investments	18,764	1,802	12,280

Net increase (decrease) in net assets from operations	19,943	13,985	12,137

Contract owner transactions:
Variable annuity deposits	360	311	1,671
Terminations, withdrawals and annuity payments	(104,419)	(9,550)	(13,436)
Transfers between subaccounts, net	3,273	9,678	444
Maintenance charges and mortality adjustments	(1,965)	(629)	(31)

Increase (decrease) in net assets from contract transactions	(102,751)	(190)	(11,352)

Total increase (decrease) in net assets	(82,808)	13,795	785

Net assets as of December 31, 2024	$201,873	$212,568	$111,616

Investment income (loss):
Dividend distributions	7,432	13,882	435
Investment Expenses:
Mortality and expense risk and administrative charges	(1,473)	(1,610)	(788)

Net investment income (loss)	5,959	12,272	(353)

Increase (decrease) in net assets from operations:
Capital gain distributions	18,311	446	8,969
Realized capital gain (loss) on investments	(1,383)	(244)	(47)
Change in unrealized appreciation (depreciation)	9,002	4,880	(180)

Net gain (loss) on investments	25,930	5,082	8,742

Net increase (decrease) in net assets from operations	31,889	17,354	8,389

Contract owner transactions:
Variable annuity deposits	360	1,370	525
Terminations, withdrawals and annuity payments	(31,039)	(44,847)	(12,827)
Transfers between subaccounts, net	(13,484)	21,174	2,801
Maintenance charges and mortality adjustments	(980)	(548)	(31)

Increase (decrease) in net assets from contract transactions	(45,143)	(22,851)	(9,532)

Total increase (decrease) in net assets	(13,254)	(5,497)	(1,143)

Net assets as of December 31, 2025	$188,619	$207,071	$110,473

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024, Except as Noted

	BNY Mellon IP Small Cap Stock Index	BNY Mellon IP Technology Growth	BNY Mellon VIF Appreciation
Net assets as of December 31, 2023	$1,001,662	$1,862,730	$364,855

Investment income (loss):
Dividend distributions	11,421	—	695
Investment Expenses:
Mortality and expense risk and administrative charges	(7,074)	(15,592)	(2,913)

Net investment income (loss)	4,347	(15,592)	(2,218)

Increase (decrease) in net assets from operations:
Capital gain distributions	22,375	—	27,817
Realized capital gain (loss) on investments	7,116	46,605	(1,059)
Change in unrealized appreciation (depreciation)	29,176	403,721	16,817

Net gain (loss) on investments	58,667	450,326	43,575

Net increase (decrease) in net assets from operations	63,014	434,734	41,357

Contract owner transactions:
Variable annuity deposits	12,730	7,389	—
Terminations, withdrawals and annuity payments	(192,181)	(157,103)	(35,938)
Transfers between subaccounts, net	(6,501)	(42,935)	(277)
Maintenance charges and mortality adjustments	(598)	(7,802)	(21)

Increase (decrease) in net assets from contract transactions	(186,550)	(200,451)	(36,236)

Total increase (decrease) in net assets	(123,536)	234,283	5,121

Net assets as of December 31, 2024	$878,126	$2,097,013	$369,976

Investment income (loss):
Dividend distributions	10,466	—	625
Investment Expenses:
Mortality and expense risk and administrative charges	(5,718)	(15,291)	(2,863)

Net investment income (loss)	4,748	(15,291)	(2,238)

Increase (decrease) in net assets from operations:
Capital gain distributions	79,674	1,084,391	59,327
Realized capital gain (loss) on investments	(13,035)	(55,173)	(4,443)
Change in unrealized appreciation (depreciation)	(46,712)	(531,492)	(19,872)

Net gain (loss) on investments	19,927	497,726	35,012

Net increase (decrease) in net assets from operations	24,675	482,435	32,774

Contract owner transactions:
Variable annuity deposits	7,381	6,897	—
Terminations, withdrawals and annuity payments	(150,119)	(776,549)	(9,456)
Transfers between subaccounts, net	(69,612)	(30,978)	12,623
Maintenance charges and mortality adjustments	(327)	(7,236)	(24)

Increase (decrease) in net assets from contract transactions	(212,677)	(807,866)	3,143

Total increase (decrease) in net assets	(188,002)	(325,431)	35,917

Net assets as of December 31, 2025	$690,124	$1,771,582	$405,893

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024, Except as Noted

	ClearBridge Variable Growth	ClearBridge Variable Small Cap Growth	Fidelity® VIP Equity-Income
Net assets as of December 31, 2023	$910,838	$407,451	$472,305

Investment income (loss):
Dividend distributions	1,020	—	8,511
Investment Expenses:
Mortality and expense risk and administrative charges	(6,955)	(3,259)	(4,009)

Net investment income (loss)	(5,935)	(3,259)	4,502

Increase (decrease) in net assets from operations:
Capital gain distributions	253,346	15,192	31,826
Realized capital gain (loss) on investments	(38,687)	61	15,368
Change in unrealized appreciation (depreciation)	(110,512)	3,620	16,524

Net gain (loss) on investments	104,147	18,873	63,718

Net increase (decrease) in net assets from operations	98,212	15,614	68,220

Contract owner transactions:
Variable annuity deposits	8,215	5,779	945
Terminations, withdrawals and annuity payments	(89,468)	(11,438)	(115,958)
Transfers between subaccounts, net	(14,510)	33,812	114,424
Maintenance charges and mortality adjustments	(1,931)	(530)	(4,195)

Increase (decrease) in net assets from contract transactions	(97,694)	27,623	(4,784)

Total increase (decrease) in net assets	518	43,237	63,436

Net assets as of December 31, 2024	$911,356	$450,688	$535,741

Investment income (loss):
Dividend distributions	—	—	7,726
Investment Expenses:
Mortality and expense risk and administrative charges	(5,451)	(3,505)	(3,924)

Net investment income (loss)	(5,451)	(3,505)	3,802

Increase (decrease) in net assets from operations:
Capital gain distributions	98,520	32,226	28,065
Realized capital gain (loss) on investments	(213,118)	4,223	20,241
Change in unrealized appreciation (depreciation)	197,333	6,756	32,227

Net gain (loss) on investments	82,735	43,205	80,533

Net increase (decrease) in net assets from operations	77,284	39,700	84,335

Contract owner transactions:
Variable annuity deposits	3,813	4,401	5,657
Terminations, withdrawals and annuity payments	(364,470)	(40,777)	(138,983)
Transfers between subaccounts, net	(101,968)	5,895	13,110
Maintenance charges and mortality adjustments	(1,629)	(435)	(3,420)

Increase (decrease) in net assets from contract transactions	(464,254)	(30,916)	(123,636)

Total increase (decrease) in net assets	(386,970)	8,784	(39,301)

Net assets as of December 31, 2025	$524,386	$459,472	$496,440

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024, Except as Noted

	Fidelity® VIP Growth & Income	Fidelity® VIP Growth Opportunities	Fidelity® VIP High Income
Net assets as of December 31, 2023	$1,010,989	$1,667,660	$646,037

Investment income (loss):
Dividend distributions	13,745	—	41,798
Investment Expenses:
Mortality and expense risk and administrative charges	(8,204)	(14,175)	(5,010)

Net investment income (loss)	5,541	(14,175)	36,788

Increase (decrease) in net assets from operations:
Capital gain distributions	74,408	—	—
Realized capital gain (loss) on investments	37,200	66,669	(2,064)
Change in unrealized appreciation (depreciation)	88,297	537,012	15,123

Net gain (loss) on investments	199,905	603,681	13,059

Net increase (decrease) in net assets from operations	205,446	589,506	49,847

Contract owner transactions:
Variable annuity deposits	42,850	13,538	—
Terminations, withdrawals and annuity payments	(129,499)	(114,762)	(6,895)
Transfers between subaccounts, net	(4,625)	(112,017)	(86)
Maintenance charges and mortality adjustments	(726)	(5,341)	(3,696)

Increase (decrease) in net assets from contract transactions	(92,000)	(218,582)	(10,677)

Total increase (decrease) in net assets	113,446	370,924	39,170

Net assets as of December 31, 2024	$1,124,435	$2,038,584	$685,207

Investment income (loss):
Dividend distributions	17,096	—	39,178
Investment Expenses:
Mortality and expense risk and administrative charges	(9,318)	(13,251)	(5,008)

Net investment income (loss)	7,778	(13,251)	34,170

Increase (decrease) in net assets from operations:
Capital gain distributions	122,957	28,649	—
Realized capital gain (loss) on investments	11,645	425,420	(7,968)
Change in unrealized appreciation (depreciation)	88,977	(106,413)	34,340

Net gain (loss) on investments	223,579	347,656	26,372

Net increase (decrease) in net assets from operations	231,357	334,405	60,542

Contract owner transactions:
Variable annuity deposits	43,402	8,096	—
Terminations, withdrawals and annuity payments	(21,611)	(903,233)	(143,083)
Transfers between subaccounts, net	(5,535)	(20,856)	2,223
Maintenance charges and mortality adjustments	(366)	(3,715)	(3,945)

Increase (decrease) in net assets from contract transactions	15,890	(919,708)	(144,805)

Total increase (decrease) in net assets	247,247	(585,303)	(84,263)

Net assets as of December 31, 2025	$1,371,682	$1,453,281	$600,944

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024, Except as Noted

	Fidelity® VIP Overseas	Franklin Allocation VIP Fund	Franklin Income VIP Fund
Net assets as of December 31, 2023	$417,242	$245,933	$594,645

Investment income (loss):
Dividend distributions	4,914	4,715	29,660
Investment Expenses:
Mortality and expense risk and administrative charges	(2,981)	(1,698)	(4,545)

Net investment income (loss)	1,933	3,017	25,115

Increase (decrease) in net assets from operations:
Capital gain distributions	15,552	—	2,431
Realized capital gain (loss) on investments	27,128	(22,391)	(7,882)
Change in unrealized appreciation (depreciation)	(24,030)	41,643	17,805

Net gain (loss) on investments	18,650	19,252	12,354

Net increase (decrease) in net assets from operations	20,583	22,269	37,469

Contract owner transactions:
Variable annuity deposits	1,332	1,040	2,085
Terminations, withdrawals and annuity payments	(106,816)	(177,838)	(176,353)
Transfers between subaccounts, net	(7,844)	126	5,358
Maintenance charges and mortality adjustments	(250)	(373)	(1,549)

Increase (decrease) in net assets from contract transactions	(113,578)	(177,045)	(170,459)

Total increase (decrease) in net assets	(92,995)	(154,776)	(132,990)

Net assets as of December 31, 2024	$324,247	$91,157	$461,655

Investment income (loss):
Dividend distributions	3,804	1,556	23,831
Investment Expenses:
Mortality and expense risk and administrative charges	(2,466)	(684)	(3,646)

Net investment income (loss)	1,338	872	20,185

Increase (decrease) in net assets from operations:
Capital gain distributions	24,994	3,472	5,010
Realized capital gain (loss) on investments	29,604	(1,333)	(3,274)
Change in unrealized appreciation (depreciation)	3,738	6,641	28,547

Net gain (loss) on investments	58,336	8,780	30,283

Net increase (decrease) in net assets from operations	59,674	9,652	50,468

Contract owner transactions:
Variable annuity deposits	75	960	7,077
Terminations, withdrawals and annuity payments	(105,280)	—	(51,545)
Transfers between subaccounts, net	(3,293)	(6,333)	(8,008)
Maintenance charges and mortality adjustments	(341)	(134)	(1,069)

Increase (decrease) in net assets from contract transactions	(108,839)	(5,507)	(53,545)

Total increase (decrease) in net assets	(49,165)	4,145	(3,077)

Net assets as of December 31, 2025	$275,082	$95,302	$458,578

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024, Except as Noted

	Franklin Mutual Global Discovery VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund
Net assets as of December 31, 2023	$953,642	$168,666	$101,937

Investment income (loss):
Dividend distributions	16,536	1,362	3,458
Investment Expenses:
Mortality and expense risk and administrative charges	(7,352)	(1,122)	(575)

Net investment income (loss)	9,184	240	2,883

Increase (decrease) in net assets from operations:
Capital gain distributions	69,486	3,366	—
Realized capital gain (loss) on investments	2,732	(5,309)	(6,440)
Change in unrealized appreciation (depreciation)	(45,072)	17,044	5,906

Net gain (loss) on investments	27,146	15,101	(534)

Net increase (decrease) in net assets from operations	36,330	15,341	2,349

Contract owner transactions:
Variable annuity deposits	12,821	1,895	4,435
Terminations, withdrawals and annuity payments	(82,343)	(46,994)	(49,849)
Transfers between subaccounts, net	2,591	(1,877)	(216)
Maintenance charges and mortality adjustments	(1,016)	(73)	(503)

Increase (decrease) in net assets from contract transactions	(67,947)	(47,049)	(46,133)

Total increase (decrease) in net assets	(31,617)	(31,708)	(43,784)

Net assets as of December 31, 2024	$922,025	$136,958	$58,153

Investment income (loss):
Dividend distributions	18,677	1,417	3,006
Investment Expenses:
Mortality and expense risk and administrative charges	(7,408)	(969)	(449)

Net investment income (loss)	11,269	448	2,557

Increase (decrease) in net assets from operations:
Capital gain distributions	103,528	11,049	1
Realized capital gain (loss) on investments	373	(3,472)	(843)
Change in unrealized appreciation (depreciation)	80,492	883	2,070

Net gain (loss) on investments	184,393	8,460	1,228

Net increase (decrease) in net assets from operations	195,662	8,908	3,785

Contract owner transactions:
Variable annuity deposits	10,967	12,979	3,720
Terminations, withdrawals and annuity payments	(76,508)	(41,690)	(7,702)
Transfers between subaccounts, net	(13,502)	647	224
Maintenance charges and mortality adjustments	(457)	(61)	(114)

Increase (decrease) in net assets from contract transactions	(79,500)	(28,125)	(3,872)

Total increase (decrease) in net assets	116,162	(19,217)	(87)

Net assets as of December 31, 2025	$1,038,187	$117,741	$58,066

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024, Except as Noted

	Guggenheim VIF Floating Rate Strategies	Guggenheim VIF Global Managed Futures Strategy	Guggenheim VIF High Yield
Net assets as of December 31, 2023	$1,244,227	$71,764	$792,191

Investment income (loss):
Dividend distributions	99,932	1,966	48,872
Investment Expenses:
Mortality and expense risk and administrative charges	(9,461)	(554)	(6,474)

Net investment income (loss)	90,471	1,412	42,398

Increase (decrease) in net assets from operations:
Capital gain distributions	—	1,051	—
Realized capital gain (loss) on investments	(3,156)	9	(12,563)
Change in unrealized appreciation (depreciation)	(14,229)	(2,746)	23,753

Net gain (loss) on investments	(17,385)	(1,686)	11,190

Net increase (decrease) in net assets from operations	73,086	(274)	53,588

Contract owner transactions:
Variable annuity deposits	3,043	262	—
Terminations, withdrawals and annuity payments	(71,047)	—	(90,635)
Transfers between subaccounts, net	(8,189)	—	42,430
Maintenance charges and mortality adjustments	(6,488)	(354)	(1,845)

Increase (decrease) in net assets from contract transactions	(82,681)	(92)	(50,050)

Total increase (decrease) in net assets	(9,595)	(366)	3,538

Net assets as of December 31, 2024	$1,234,632	$71,398	$795,729

Investment income (loss):
Dividend distributions	99,401	1,343	47,455
Investment Expenses:
Mortality and expense risk and administrative charges	(8,359)	(368)	(5,714)

Net investment income (loss)	91,042	975	41,741

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(19,437)	(5,529)	(14,560)
Change in unrealized appreciation (depreciation)	(40,773)	2,284	14,900

Net gain (loss) on investments	(60,210)	(3,245)	340

Net increase (decrease) in net assets from operations	30,832	(2,270)	42,081

Contract owner transactions:
Variable annuity deposits	715	2,819	9,129
Terminations, withdrawals and annuity payments	(330,619)	(60,243)	(235,055)
Transfers between subaccounts, net	3,389	—	5,432
Maintenance charges and mortality adjustments	(5,492)	(141)	(1,389)

Increase (decrease) in net assets from contract transactions	(332,007)	(57,565)	(221,883)

Total increase (decrease) in net assets	(301,175)	(59,835)	(179,802)

Net assets as of December 31, 2025	$933,457	$11,563	$615,927

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024, Except as Noted

	Guggenheim VIF Multi-Hedge Strategies	Guggenheim VIF Total Return Bond	Invesco V.I. American Value
Net assets as of December 31, 2023	$94,078	$1,589,687	$148,399

Investment income (loss):
Dividend distributions	2,519	59,485	14
Investment Expenses:
Mortality and expense risk and administrative charges	(466)	(11,936)	(578)

Net investment income (loss)	2,053	47,549	(564)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	41
Realized capital gain (loss) on investments	2,883	(14,590)	(10,112)
Change in unrealized appreciation (depreciation)	(5,422)	3,027	28,826

Net gain (loss) on investments	(2,539)	(11,563)	18,755

Net increase (decrease) in net assets from operations	(486)	35,986	18,191

Contract owner transactions:
Variable annuity deposits	1,700	6,752	—
Terminations, withdrawals and annuity payments	(457)	(109,706)	(161,962)
Transfers between subaccounts, net	(44,478)	43,941	(132)
Maintenance charges and mortality adjustments	(286)	(6,854)	(2,650)

Increase (decrease) in net assets from contract transactions	(43,521)	(65,867)	(164,744)

Total increase (decrease) in net assets	(44,007)	(29,881)	(146,553)

Net assets as of December 31, 2024	$50,071	$1,559,806	$1,846

Investment income (loss):
Dividend distributions	1,142	61,100	80
Investment Expenses:
Mortality and expense risk and administrative charges	(373)	(10,803)	(156)

Net investment income (loss)	769	50,297	(76)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	5,756
Realized capital gain (loss) on investments	(79)	(44,022)	1,517
Change in unrealized appreciation (depreciation)	(442)	87,788	122

Net gain (loss) on investments	(521)	43,766	7,395

Net increase (decrease) in net assets from operations	248	94,063	7,319

Contract owner transactions:
Variable annuity deposits	—	3,645	—
Terminations, withdrawals and annuity payments	(471)	(516,243)	(14,435)
Transfers between subaccounts, net	446	41,053	52,282
Maintenance charges and mortality adjustments	(252)	(6,000)	(415)

Increase (decrease) in net assets from contract transactions	(277)	(477,545)	37,432

Total increase (decrease) in net assets	(29)	(383,482)	44,751

Net assets as of December 31, 2025	$50,042	$1,176,324	$46,597

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024, Except as Noted

	Invesco V.I. Comstock	Invesco V.I. Core Plus Bond	Invesco V.I. Discovery Mid Cap Growth
Net assets as of December 31, 2023	$317,275	$210,344	$349,688

Investment income (loss):
Dividend distributions	3,561	5,669	—
Investment Expenses:
Mortality and expense risk and administrative charges	(1,761)	(1,365)	(2,563)

Net investment income (loss)	1,800	4,304	(2,563)

Increase (decrease) in net assets from operations:
Capital gain distributions	16,702	—	—
Realized capital gain (loss) on investments	27,032	(836)	(7,740)
Change in unrealized appreciation (depreciation)	(11,108)	137	81,632

Net gain (loss) on investments	32,626	(699)	73,892

Net increase (decrease) in net assets from operations	34,426	3,605	71,329

Contract owner transactions:
Variable annuity deposits	—	—	1,358
Terminations, withdrawals and annuity payments	(60,939)	(71,885)	(102,882)
Transfers between subaccounts, net	(90,194)	3,314	(4,812)
Maintenance charges and mortality adjustments	(226)	(1,083)	(903)

Increase (decrease) in net assets from contract transactions	(151,359)	(69,654)	(107,239)

Total increase (decrease) in net assets	(116,933)	(66,049)	(35,910)

Net assets as of December 31, 2024	$200,342	$144,295	$313,778

Investment income (loss):
Dividend distributions	2,826	5,926	—
Investment Expenses:
Mortality and expense risk and administrative charges	(1,500)	(1,041)	(1,989)

Net investment income (loss)	1,326	4,885	(1,989)

Increase (decrease) in net assets from operations:
Capital gain distributions	20,944	—	23,888
Realized capital gain (loss) on investments	2,859	(450)	(1,463)
Change in unrealized appreciation (depreciation)	4,435	3,741	(14,202)

Net gain (loss) on investments	28,238	3,291	8,223

Net increase (decrease) in net assets from operations	29,564	8,176	6,234

Contract owner transactions:
Variable annuity deposits	—	7,671	1,155
Terminations, withdrawals and annuity payments	(6,924)	(61,038)	(85,822)
Transfers between subaccounts, net	(14,156)	3,150	(15,622)
Maintenance charges and mortality adjustments	(157)	(129)	(975)

Increase (decrease) in net assets from contract transactions	(21,237)	(50,346)	(101,264)

Total increase (decrease) in net assets	8,327	(42,170)	(95,030)

Net assets as of December 31, 2025	$208,669	$102,125	$218,748

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024, Except as Noted

	Invesco V.I. Equity and Income	Invesco V.I. EVQ International Equity Fund	Invesco V.I. Global
Net assets as of December 31, 2023	$733,868	$346,134	$632,148

Investment income (loss):
Dividend distributions	11,135	5,037	—
Investment Expenses:
Mortality and expense risk and administrative charges	(5,491)	(2,817)	(4,729)

Net investment income (loss)	5,644	2,220	(4,729)

Increase (decrease) in net assets from operations:
Capital gain distributions	27,199	1,744	34,662
Realized capital gain (loss) on investments	4,094	183	6,365
Change in unrealized appreciation (depreciation)	38,508	(5,604)	54,405

Net gain (loss) on investments	69,801	(3,677)	95,432

Net increase (decrease) in net assets from operations	75,445	(1,457)	90,703

Contract owner transactions:
Variable annuity deposits	—	3,921	1,148
Terminations, withdrawals and annuity payments	(114,795)	(20,505)	(128,328)
Transfers between subaccounts, net	1,883	(15,151)	(5,682)
Maintenance charges and mortality adjustments	(2,536)	(1,154)	(3,103)

Increase (decrease) in net assets from contract transactions	(115,448)	(32,889)	(135,965)

Total increase (decrease) in net assets	(40,003)	(34,346)	(45,262)

Net assets as of December 31, 2024	$693,865	$311,788	$586,886

Investment income (loss):
Dividend distributions	13,668	3,148	—
Investment Expenses:
Mortality and expense risk and administrative charges	(5,358)	(2,339)	(4,099)

Net investment income (loss)	8,310	809	(4,099)

Increase (decrease) in net assets from operations:
Capital gain distributions	39,216	17,180	97,333
Realized capital gain (loss) on investments	5,945	4,607	7,647
Change in unrealized appreciation (depreciation)	26,766	17,693	(28,804)

Net gain (loss) on investments	71,927	39,480	76,176

Net increase (decrease) in net assets from operations	80,237	40,289	72,077

Contract owner transactions:
Variable annuity deposits	16,814	18,647	1,598
Terminations, withdrawals and annuity payments	(100,011)	(105,015)	(147,164)
Transfers between subaccounts, net	8,812	(3,896)	(137)
Maintenance charges and mortality adjustments	(876)	(820)	(2,079)

Increase (decrease) in net assets from contract transactions	(75,261)	(91,084)	(147,782)

Total increase (decrease) in net assets	4,976	(50,795)	(75,705)

Net assets as of December 31, 2025	$698,841	$260,993	$511,181

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024, Except as Noted

	Invesco V.I. Global Real Estate	Invesco V.I. Government Money Market	Invesco V.I. Government Securities
Net assets as of December 31, 2023	$484,103	$622,298	$625,048

Investment income (loss):
Dividend distributions	10,812	39,486	13,699
Investment Expenses:
Mortality and expense risk and administrative charges	(3,361)	(6,690)	(4,426)

Net investment income (loss)	7,451	32,796	9,273

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(12,417)	—	(14,697)
Change in unrealized appreciation (depreciation)	(5,643)	—	7,898

Net gain (loss) on investments	(18,060)	—	(6,799)

Net increase (decrease) in net assets from operations	(10,609)	32,796	2,474

Contract owner transactions:
Variable annuity deposits	6,504	3,083	1,971
Terminations, withdrawals and annuity payments	(79,974)	(340,280)	(55,088)
Transfers between subaccounts, net	8,260	903,377	11,753
Maintenance charges and mortality adjustments	(1,009)	(4,203)	(1,148)

Increase (decrease) in net assets from contract transactions	(66,219)	561,977	(42,512)

Total increase (decrease) in net assets	(76,828)	594,773	(40,038)

Net assets as of December 31, 2024	$407,275	$1,217,071	$585,010

Investment income (loss):
Dividend distributions	6,539	44,230	16,889
Investment Expenses:
Mortality and expense risk and administrative charges	(2,608)	(9,095)	(4,318)

Net investment income (loss)	3,931	35,135	12,571

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(17,622)	—	(15,618)
Change in unrealized appreciation (depreciation)	37,522	—	37,680

Net gain (loss) on investments	19,900	—	22,062

Net increase (decrease) in net assets from operations	23,831	35,135	34,633

Contract owner transactions:
Variable annuity deposits	5,185	9,370	878
Terminations, withdrawals and annuity payments	(124,346)	(165,411)	(182,621)
Transfers between subaccounts, net	7,449	102,365	14,551
Maintenance charges and mortality adjustments	(566)	(4,520)	(826)

Increase (decrease) in net assets from contract transactions	(112,278)	(58,196)	(168,018)

Total increase (decrease) in net assets	(88,447)	(23,061)	(133,385)

Net assets as of December 31, 2025	$318,828	$1,194,010	$451,625

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024, Except as Noted

	Invesco V.I. Health Care	Invesco V.I. Main Street Mid Cap Fund®	Invesco V.I. Main Street Small Cap Fund®
Net assets as of December 31, 2023	$196,844	$119,149	$205,598

Investment income (loss):
Dividend distributions	—	103	—
Investment Expenses:
Mortality and expense risk and administrative charges	(1,769)	(740)	(1,617)

Net investment income (loss)	(1,769)	(637)	(1,617)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	2,053	7,568
Realized capital gain (loss) on investments	865	(467)	5,220
Change in unrealized appreciation (depreciation)	8,826	12,757	10,841

Net gain (loss) on investments	9,691	14,343	23,629

Net increase (decrease) in net assets from operations	7,922	13,706	22,012

Contract owner transactions:
Variable annuity deposits	1,825	—	693
Terminations, withdrawals and annuity payments	(20,331)	(15,217)	(39,179)
Transfers between subaccounts, net	4,005	(33,108)	20,603
Maintenance charges and mortality adjustments	(230)	(86)	(537)

Increase (decrease) in net assets from contract transactions	(14,731)	(48,411)	(18,420)

Total increase (decrease) in net assets	(6,809)	(34,705)	3,592

Net assets as of December 31, 2024	$190,035	$84,444	$209,190

Investment income (loss):
Dividend distributions	—	61	369
Investment Expenses:
Mortality and expense risk and administrative charges	(1,457)	(482)	(1,382)

Net investment income (loss)	(1,457)	(421)	(1,013)

Increase (decrease) in net assets from operations:
Capital gain distributions	6,924	5,885	16,394
Realized capital gain (loss) on investments	193	3,975	10,677
Change in unrealized appreciation (depreciation)	17,229	(4,674)	(14,539)

Net gain (loss) on investments	24,346	5,186	12,532

Net increase (decrease) in net assets from operations	22,889	4,765	11,519

Contract owner transactions:
Variable annuity deposits	850	16,814	—
Terminations, withdrawals and annuity payments	(48,647)	(46,605)	(79,866)
Transfers between subaccounts, net	5,197	669	19,374
Maintenance charges and mortality adjustments	(147)	(62)	(495)

Increase (decrease) in net assets from contract transactions	(42,747)	(29,184)	(60,987)

Total increase (decrease) in net assets	(19,858)	(24,419)	(49,468)

Net assets as of December 31, 2025	$170,177	$60,025	$159,722

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024, Except as Noted

	Janus Henderson VIT Enterprise	Janus Henderson VIT Research	Lord Abbett Series Bond-Debenture VC
Net assets as of December 31, 2023	$2,057,994	$1,033,863	$170,338

Investment income (loss):
Dividend distributions	13,979	—	6,426
Investment Expenses:
Mortality and expense risk and administrative charges	(16,652)	(9,007)	(1,091)

Net investment income (loss)	(2,673)	(9,007)	5,335

Increase (decrease) in net assets from operations:
Capital gain distributions	97,994	35,219	—
Realized capital gain (loss) on investments	14,020	51,698	(8,109)
Change in unrealized appreciation (depreciation)	186,585	261,438	11,546

Net gain (loss) on investments	298,599	348,355	3,437

Net increase (decrease) in net assets from operations	295,926	339,348	8,772

Contract owner transactions:
Variable annuity deposits	4,025	11,703	290
Terminations, withdrawals and annuity payments	(125,293)	(106,447)	(52,696)
Transfers between subaccounts, net	19,309	(13,353)	(10,359)
Maintenance charges and mortality adjustments	(10,625)	(4,216)	(819)

Increase (decrease) in net assets from contract transactions	(112,584)	(112,313)	(63,584)

Total increase (decrease) in net assets	183,342	227,035	(54,812)

Net assets as of December 31, 2024	$2,241,336	$1,260,898	$115,526

Investment income (loss):
Dividend distributions	1,045	—	5,095
Investment Expenses:
Mortality and expense risk and administrative charges	(14,868)	(9,306)	(718)
Net investment income (loss)	(13,823)	(9,306)	4,377
Increase (decrease) in net assets from operations:
Capital gain distributions	186,201	97,090	—
Realized capital gain (loss) on investments	40,972	79,134	(5,058)
Change in unrealized appreciation (depreciation)	(94,921)	29,858	6,977

Net gain (loss) on investments	132,252	206,082	1,919

Net increase (decrease) in net assets from operations	118,429	196,776	6,296

Contract owner transactions:
Variable annuity deposits	42,960	10,564	144
Terminations, withdrawals and annuity payments	(732,115)	(172,995)	(4,198)
Transfers between subaccounts, net	(99,782)	(9,375)	(29,615)
Maintenance charges and mortality adjustments	(8,906)	(1,829)	(548)

Increase (decrease) in net assets from contract transactions	(797,843)	(173,635)	(34,217)

Total increase (decrease) in net assets	(679,414)	23,141	(27,921)

Net assets as of December 31, 2025	$1,561,922	$1,284,039	$87,605

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024, Except as Noted

	Lord Abbett Series Developing Growth VC	LVIP American Century Mid Cap Value	LVIP American Century Ultra
Net assets as of December 31, 2023	$209,011	$575,388	$5,032,018

Investment income (loss):
Dividend distributions	354	13,392	—
Investment Expenses:
Mortality and expense risk and administrative charges	(1,720)	(4,306)	(39,157)

Net investment income (loss)	(1,366)	9,086	(39,157)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	26,681	450,078
Realized capital gain (loss) on investments	(6,022)	1,255	396,342
Change in unrealized appreciation (depreciation)	51,099	5,026	450,326

Net gain (loss) on investments	45,077	32,962	1,296,746

Net increase (decrease) in net assets from operations	43,711	42,048	1,257,589

Contract owner transactions:
Variable annuity deposits	125	7,297	8,193
Terminations, withdrawals and annuity payments	(4,159)	(50,699)	(1,157,851)
Transfers between subaccounts, net	(14,025)	(15,318)	(198,959)
Maintenance charges and mortality adjustments	(9)	(840)	(24,427)

Increase (decrease) in net assets from contract transactions	(18,068)	(59,560)	(1,373,044)

Total increase (decrease) in net assets	25,643	(17,512)	(115,455)

Net assets as of December 31, 2024	$234,654	$557,876	$4,916,563

Investment income (loss):
Dividend distributions	471	10,175	—
Investment Expenses:
Mortality and expense risk and administrative charges	(1,788)	(4,524)	(30,879)

Net investment income (loss)	(1,317)	5,651	(30,879)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	50,574	321,953
Realized capital gain (loss) on investments	(3,548)	3,176	646,021
Change in unrealized appreciation (depreciation)	40,116	(10,843)	(624,463)

Net gain (loss) on investments	36,568	42,907	343,511

Net increase (decrease) in net assets from operations	35,251	48,558	312,632

Contract owner transactions:
Variable annuity deposits	130	19,033	4,807
Terminations, withdrawals and annuity payments	(16,922)	(40,723)	(1,372,295)
Transfers between subaccounts, net	(12,072)	49,712	(182,602)
Maintenance charges and mortality adjustments	(21)	(504)	(18,679)

Increase (decrease) in net assets from contract transactions	(28,885)	27,518	(1,568,769)

Total increase (decrease) in net assets	6,366	76,076	(1,256,137)

Net assets as of December 31, 2025	$241,020	$633,952	$3,660,426

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024, Except as Noted

	LVIP American Century Value	LVIP JPMorgan Core Bond Fund	MFS® VIT II Research International
Net assets as of December 31, 2023	$1,216,119	$112,262	$246,824

Investment income (loss):
Dividend distributions	34,396	4,533	2,663
Investment Expenses:
Mortality and expense risk and administrative charges	(9,775)	(812)	(1,592)

Net investment income (loss)	24,621	3,721	1,071

Increase (decrease) in net assets from operations:
Capital gain distributions	74,484	—	—
Realized capital gain (loss) on investments	26,576	(1,207)	8,742
Change in unrealized appreciation (depreciation)	(21,426)	(1,852)	(2,973)

Net gain (loss) on investments	79,634	(3,059)	5,769

Net increase (decrease) in net assets from operations	104,255	662	6,840

Contract owner transactions:
Variable annuity deposits	14,138	—	4,625
Terminations, withdrawals and annuity payments	(177,306)	(7,675)	(75,870)
Transfers between subaccounts, net	57,055	1,120	7
Maintenance charges and mortality adjustments	(3,756)	(269)	(721)

Increase (decrease) in net assets from contract transactions	(109,869)	(6,824)	(71,959)

Total increase (decrease) in net assets	(5,614)	(6,162)	(65,119)

Net assets as of December 31, 2024	$1,210,505	$106,100	$181,705

Investment income (loss):
Dividend distributions	14,552	3,068	2,505
Investment Expenses:
Mortality and expense risk and administrative charges	(10,391)	(734)	(1,406)

Net investment income (loss)	4,161	2,334	1,099

Increase (decrease) in net assets from operations:
Capital gain distributions	93,183	—	—
Realized capital gain (loss) on investments	166,658	(4,044)	20,529
Change in unrealized appreciation (depreciation)	(29,579)	7,703	14,125

Net gain (loss) on investments	230,262	3,659	34,654

Net increase (decrease) in net assets from operations	234,423	5,993	35,753

Contract owner transactions:
Variable annuity deposits	63,055	—	11,638
Terminations, withdrawals and annuity payments	(489,735)	(38,916)	(96,638)
Transfers between subaccounts, net	19,465	17,741	(3,175)
Maintenance charges and mortality adjustments	(4,527)	(200)	(628)

Increase (decrease) in net assets from contract transactions	(411,742)	(21,375)	(88,803)

Total increase (decrease) in net assets	(177,319)	(15,382)	(53,050)

Net assets as of December 31, 2025	$1,033,186	$90,718	$128,655

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024, Except as Noted

	MFS® VIT Total Return	MFS® VIT Utilities	Morgan Stanley VIF Emerging Markets Equity
Net assets as of December 31, 2023	$781,139	$574,166	$262,790

Investment income (loss):
Dividend distributions	17,230	13,016	4,512
Investment Expenses:
Mortality and expense risk and administrative charges	(5,796)	(4,783)	(2,425)

Net investment income (loss)	11,434	8,233	2,087

Increase (decrease) in net assets from operations:
Capital gain distributions	36,958	18,123	—
Realized capital gain (loss) on investments	8,801	9,892	1,406
Change in unrealized appreciation (depreciation)	(8,249)	29,247	19,267

Net gain (loss) on investments	37,510	57,262	20,673

Net increase (decrease) in net assets from operations	48,944	65,495	22,760

Contract owner transactions:
Variable annuity deposits	—	960	2,195
Terminations, withdrawals and annuity payments	(88,858)	(109,424)	(25,330)
Transfers between subaccounts, net	4,075	33,400	23,192
Maintenance charges and mortality adjustments	(1,877)	(1,537)	(134)

Increase (decrease) in net assets from contract transactions	(86,660)	(76,601)	(77)

Total increase (decrease) in net assets	(37,716)	(11,106)	22,683

Net assets as of December 31, 2024	$743,423	$563,060	$285,473

Investment income (loss):
Dividend distributions	19,343	15,754	1,018
Investment Expenses:
Mortality and expense risk and administrative charges	(5,728)	(4,571)	(2,156)

Net investment income (loss)	13,615	11,183	(1,138)

Increase (decrease) in net assets from operations:
Capital gain distributions	56,907	7,856	9,644
Realized capital gain (loss) on investments	3,586	6,905	6,799
Change in unrealized appreciation (depreciation)	73	50,823	64,873

Net gain (loss) on investments	60,566	65,584	81,316

Net increase (decrease) in net assets from operations	74,181	76,767	80,178

Contract owner transactions:
Variable annuity deposits	16,814	1,028	13,426
Terminations, withdrawals and annuity payments	(165,363)	(60,404)	(64,818)
Transfers between subaccounts, net	7,441	14,692	(15,915)
Maintenance charges and mortality adjustments	(1,332)	(1,526)	(88)

Increase (decrease) in net assets from contract transactions	(142,440)	(46,210)	(67,395)

Total increase (decrease) in net assets	(68,259)	30,557	12,783

Net assets as of December 31, 2025	$675,164	$593,617	$298,256

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024, Except as Noted

	Morningstar Aggressive Growth ETF Asset Allocation Portfolio	Morningstar Balanced ETF Asset Allocation Portfolio	Morningstar Conservative ETF Asset Allocation Portfolio
Net assets as of December 31, 2023	$222,224	$321,994	$25,068

Investment income (loss):
Dividend distributions	2,929	6,083	548
Investment Expenses:
Mortality and expense risk and administrative charges	(1,718)	(2,563)	(182)

Net investment income (loss)	1,211	3,520	366

Increase (decrease) in net assets from operations:
Capital gain distributions	3,392	3,261	—
Realized capital gain (loss) on investments	2,204	(87)	(206)
Change in unrealized appreciation (depreciation)	21,916	23,192	898

Net gain (loss) on investments	27,512	26,366	692

Net increase (decrease) in net assets from operations	28,723	29,886	1,058

Contract owner transactions:
Variable annuity deposits	545	375	—
Terminations, withdrawals and annuity payments	(15,723)	(3,353)	(3,514)
Transfers between subaccounts, net	(670)	(16)	1,337
Maintenance charges and mortality adjustments	(547)	(351)	(19)

Increase (decrease) in net assets from contract transactions	(16,395)	(3,345)	(2,196)

Total increase (decrease) in net assets	12,328	26,541	(1,138)

Net assets as of December 31, 2024	$234,552	$348,535	$23,930

Investment income (loss):
Dividend distributions	1,947	6,415	630
Investment Expenses:
Mortality and expense risk and administrative charges	(1,391)	(2,527)	(177)
Net investment income (loss)	556	3,888	453
Increase (decrease) in net assets from operations:
Capital gain distributions	12,347	36,273	—
Realized capital gain (loss) on investments	18,917	500	(48)
Change in unrealized appreciation (depreciation)	(2,215)	2,369	1,373

Net gain (loss) on investments	29,049	39,142	1,325

Net increase (decrease) in net assets from operations	29,605	43,030	1,778

Contract owner transactions:
Variable annuity deposits	16,964	390	—
Terminations, withdrawals and annuity payments	(93,862)	(38,687)	(2,067)
Transfers between subaccounts, net	(904)	—	463
Maintenance charges and mortality adjustments	(132)	(50)	(19)

Increase (decrease) in net assets from contract transactions	(77,934)	(38,347)	(1,623)

Total increase (decrease) in net assets	(48,329)	4,683	155

Net assets as of December 31, 2025	$186,223	$353,218	$24,085

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024, Except as Noted

	Morningstar Growth ETF Asset Allocation Portfolio	Morningstar Income and Growth ETF Asset Allocation Portfolio	NAA All Cap Value Series
Net assets as of December 31, 2023	$215,142	$117,266	$284,983

Investment income (loss):
Dividend distributions	2,771	2,597	4,475
Investment Expenses:
Mortality and expense risk and administrative charges	(1,595)	(889)	(2,005)

Net investment income (loss)	1,176	1,708	2,470

Increase (decrease) in net assets from operations:
Capital gain distributions	3,813	753	14,183
Realized capital gain (loss) on investments	3,874	(321)	22,660
Change in unrealized appreciation (depreciation)	14,728	5,957	(10,012)

Net gain (loss) on investments	22,415	6,389	26,831

Net increase (decrease) in net assets from operations	23,591	8,097	29,301

Contract owner transactions:
Variable annuity deposits	—	125	—
Terminations, withdrawals and annuity payments	(48,251)	(7,189)	(133,208)
Transfers between subaccounts, net	(35)	(26)	(20,764)
Maintenance charges and mortality adjustments	(865)	(271)	(825)

Increase (decrease) in net assets from contract transactions	(49,151)	(7,361)	(154,797)

Total increase (decrease) in net assets	(25,560)	736	(125,496)

Net assets as of December 31, 2024	$189,582	$118,002	$159,487

Investment income (loss):
Dividend distributions	2,324	1,784	2,174
Investment Expenses:
Mortality and expense risk and administrative charges	(1,247)	(646)	(1,122)
Net investment income (loss)	1,077	1,138	1,052
Increase (decrease) in net assets from operations:
Capital gain distributions	11,670	6,266	31,919
Realized capital gain (loss) on investments	3,865	(1,055)	3,351
Change in unrealized appreciation (depreciation)	8,060	1,589	(18,793)

Net gain (loss) on investments	23,595	6,800	16,477

Net increase (decrease) in net assets from operations	24,672	7,938	17,529

Contract owner transactions:
Variable annuity deposits	—	130	—
Terminations, withdrawals and annuity payments	(44,716)	(44,356)	(22,021)
Transfers between subaccounts, net	(26)	—	(806)
Maintenance charges and mortality adjustments	(516)	(44)	(101)

Increase (decrease) in net assets from contract transactions	(45,258)	(44,270)	(22,928)

Total increase (decrease) in net assets	(20,586)	(36,332)	(5,399)

Net assets as of December 31, 2025	$168,996	$81,670	$154,088

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024, Except as Noted

	NAA Large Cap Value Series	NAA Large Core Series	NAA Large Growth Series
Net assets as of December 31, 2023	$655,522	$578,704	$191,214

Investment income (loss):
Dividend distributions	11,981	21,179	6,807
Investment Expenses:
Mortality and expense risk and administrative charges	(5,199)	(5,401)	(1,776)

Net investment income (loss)	6,782	15,778	5,031

Increase (decrease) in net assets from operations:
Capital gain distributions	49,342	—	—
Realized capital gain (loss) on investments	20,960	21,302	5,548
Change in unrealized appreciation (depreciation)	8,807	108,721	50,419

Net gain (loss) on investments	79,109	130,023	55,967

Net increase (decrease) in net assets from operations	85,891	145,801	60,998

Contract owner transactions:
Variable annuity deposits	3,280	9,663	2,608
Terminations, withdrawals and annuity payments	(130,835)	(101,438)	(25,618)
Transfers between subaccounts, net	(2,938)	25,415	34,941
Maintenance charges and mortality adjustments	(604)	(1,146)	(1,280)

Increase (decrease) in net assets from contract transactions	(131,097)	(67,506)	10,651

Total increase (decrease) in net assets	(45,206)	78,295	71,649

Net assets as of December 31, 2024	$610,316	$656,999	$262,863

Investment income (loss):
Dividend distributions	9,888	17,414	4,780
Investment Expenses:
Mortality and expense risk and administrative charges	(4,560)	(5,199)	(1,715)

Net investment income (loss)	5,328	12,215	3,065

Increase (decrease) in net assets from operations:
Capital gain distributions	114,905	115,172	40,142
Realized capital gain (loss) on investments	7,712	29,465	23,451
Change in unrealized appreciation (depreciation)	(53,705)	(66,713)	(34,534)

Net gain (loss) on investments	68,912	77,924	29,059

Net increase (decrease) in net assets from operations	74,240	90,139	32,124

Contract owner transactions:
Variable annuity deposits	3,620	10,523	2,209
Terminations, withdrawals and annuity payments	(59,210)	(114,858)	(56,641)
Transfers between subaccounts, net	(19,371)	(8,359)	(31,262)
Maintenance charges and mortality adjustments	(1,199)	(810)	(1,897)

Increase (decrease) in net assets from contract transactions	(76,160)	(113,504)	(87,591)

Total increase (decrease) in net assets	(1,920)	(23,365)	(55,467)

Net assets as of December 31, 2025	$608,396	$633,634	$207,396

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024, Except as Noted

	NAA Mid Growth Series	NAA Small Cap Value Series	NAA Small Growth Series
Net assets as of December 31, 2023	$2,665,245	$396,377	$1,059,957

Investment income (loss):
Dividend distributions	72,367	4,219	33,079
Investment Expenses:
Mortality and expense risk and administrative charges	(19,220)	(2,841)	(8,392)

Net investment income (loss)	53,147	1,378	24,687

Increase (decrease) in net assets from operations:
Capital gain distributions	—	15,552	—
Realized capital gain (loss) on investments	(24,454)	4,136	(6,135)
Change in unrealized appreciation (depreciation)	360,802	4,909	105,150

Net gain (loss) on investments	336,348	24,597	99,015

Net increase (decrease) in net assets from operations	389,495	25,975	123,702

Contract owner transactions:
Variable annuity deposits	11,993	7,433	693
Terminations, withdrawals and annuity payments	(809,334)	(52,623)	(29,172)
Transfers between subaccounts, net	(98,334)	(13,940)	(4,336)
Maintenance charges and mortality adjustments	(11,094)	(1,531)	(6,183)

Increase (decrease) in net assets from contract transactions	(906,769)	(60,661)	(38,998)

Total increase (decrease) in net assets	(517,274)	(34,686)	84,704

Net assets as of December 31, 2024	$2,147,971	$361,691	$1,144,661

Investment income (loss):
Dividend distributions	44,062	3,026	20,878
Investment Expenses:
Mortality and expense risk and administrative charges	(13,889)	(2,149)	(7,285)

Net investment income (loss)	30,173	877	13,593

Increase (decrease) in net assets from operations:
Capital gain distributions	67,918	56,632	—
Realized capital gain (loss) on investments	7,363	(7,077)	(20,420)
Change in unrealized appreciation (depreciation)	(87,754)	(52,566)	63,227

Net gain (loss) on investments	(12,473)	(3,011)	42,807

Net increase (decrease) in net assets from operations	17,700	(2,134)	56,400

Contract owner transactions:
Variable annuity deposits	34,078	5,349	13,731
Terminations, withdrawals and annuity payments	(671,776)	(102,911)	(494,764)
Transfers between subaccounts, net	80,870	(12,524)	(25,640)
Maintenance charges and mortality adjustments	(7,608)	(1,289)	(4,416)

Increase (decrease) in net assets from contract transactions	(564,436)	(111,375)	(511,089)

Total increase (decrease) in net assets	(546,736)	(113,509)	(454,689)

Net assets as of December 31, 2025	$1,601,235	$248,182	$689,972

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024, Except as Noted

	NAA Smid-Cap Value Series	NAA World Equity Income Series	Neuberger Berman AMT Quality Equity Portfolio(a)
Net assets as of December 31, 2023	$1,226,092	$629,419	$580,616

Investment income (loss):
Dividend distributions	15,735	17,439	—
Investment Expenses:
Mortality and expense risk and administrative charges	(9,145)	(4,879)	(4,830)

Net investment income (loss)	6,590	12,560	(4,830)

Increase (decrease) in net assets from operations:
Capital gain distributions	32,078	—	31,091
Realized capital gain (loss) on investments	31,645	29,104	28,181
Change in unrealized appreciation (depreciation)	29,754	31,649	84,022

Net gain (loss) on investments	93,477	60,753	143,294

Net increase (decrease) in net assets from operations	100,067	73,313	138,464

Contract owner transactions:
Variable annuity deposits	16,979	—	—
Terminations, withdrawals and annuity payments	(197,470)	(87,844)	(39,641)
Transfers between subaccounts, net	(972)	(12,499)	(22,971)
Maintenance charges and mortality adjustments	(2,403)	(1,935)	(1,913)

Increase (decrease) in net assets from contract transactions	(183,866)	(102,278)	(64,525)

Total increase (decrease) in net assets	(83,799)	(28,965)	73,939

Net assets as of December 31, 2024	$1,142,293	$600,454	$654,555

Investment income (loss):
Dividend distributions	12,024	10,428	—
Investment Expenses:
Mortality and expense risk and administrative charges	(8,106)	(4,232)	(4,302)

Net investment income (loss)	3,918	6,196	(4,302)

Increase (decrease) in net assets from operations:
Capital gain distributions	260,025	87,350	31,938
Realized capital gain (loss) on investments	774	35,551	67,530
Change in unrealized appreciation (depreciation)	(198,528)	(18,560)	(30,558)

Net gain (loss) on investments	62,271	104,341	68,910

Net increase (decrease) in net assets from operations	66,189	110,537	64,608

Contract owner transactions:
Variable annuity deposits	24,443	—	—
Terminations, withdrawals and annuity payments	(290,133)	(170,655)	(157,531)
Transfers between subaccounts, net	10,327	(14,227)	(4,498)
Maintenance charges and mortality adjustments	(2,054)	(1,376)	(1,615)

Increase (decrease) in net assets from contract transactions	(257,417)	(186,258)	(163,644)

Total increase (decrease) in net assets	(191,228)	(75,721)	(99,036)

Net assets as of December 31, 2025	$951,065	$524,733	$555,519

(a)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024, Except as Noted

	Nomura VIP Asset Strategy Series(a)	PIMCO VIT All Asset	PIMCO VIT CommodityRealReturn Strategy
Net assets as of December 31, 2023	$76,650	$101,054	$181,873

Investment income (loss):
Dividend distributions	1,354	5,460	3,853
Investment Expenses:
Mortality and expense risk and administrative charges	(587)	(839)	(1,394)

Net investment income (loss)	767	4,621	2,459

Increase (decrease) in net assets from operations:
Capital gain distributions	2,691	—	—
Realized capital gain (loss) on investments	1,255	(3,180)	(5,802)
Change in unrealized appreciation (depreciation)	3,826	704	8,835

Net gain (loss) on investments	7,772	(2,476)	3,033

Net increase (decrease) in net assets from operations	8,539	2,145	5,492

Contract owner transactions:
Variable annuity deposits	900	—	554
Terminations, withdrawals and annuity payments	(15,092)	(20,921)	(18,636)
Transfers between subaccounts, net	(19)	929	5,997
Maintenance charges and mortality adjustments	(191)	(436)	(512)

Increase (decrease) in net assets from contract transactions	(14,402)	(20,428)	(12,597)

Total increase (decrease) in net assets	(5,863)	(18,283)	(7,105)

Net assets as of December 31, 2024	$70,787	$82,771	$174,768

Investment income (loss):
Dividend distributions	954	3,971	4,896
Investment Expenses:
Mortality and expense risk and administrative charges	(563)	(828)	(1,360)

Net investment income (loss)	391	3,143	3,536

Increase (decrease) in net assets from operations:
Capital gain distributions	5,052	—	—
Realized capital gain (loss) on investments	489	(784)	(6,776)
Change in unrealized appreciation (depreciation)	5,032	8,027	31,902

Net gain (loss) on investments	10,573	7,243	25,126

Net increase (decrease) in net assets from operations	10,964	10,386	28,662

Contract owner transactions:
Variable annuity deposits	—	—	3,367
Terminations, withdrawals and annuity payments	(3,128)	(4,132)	(38,620)
Transfers between subaccounts, net	(52)	(495)	341
Maintenance charges and mortality adjustments	(135)	(425)	(448)

Increase (decrease) in net assets from contract transactions	(3,315)	(5,052)	(35,360)

Total increase (decrease) in net assets	7,649	5,334	(6,698)

Net assets as of December 31, 2025	$78,436	$88,105	$168,070

(a)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024, Except as Noted

	PIMCO VIT Emerging Markets Bond	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	PIMCO VIT Low Duration
Net assets as of December 31, 2023	$28,995	$319,725	$279,960

Investment income (loss):
Dividend distributions	2,184	8,709	9,848
Investment Expenses:
Mortality and expense risk and administrative charges	(290)	(1,912)	(1,917)

Net investment income (loss)	1,894	6,797	7,931

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	239	(7,853)	(3,160)
Change in unrealized appreciation (depreciation)	401	11,420	4,059

Net gain (loss) on investments	640	3,567	899

Net increase (decrease) in net assets from operations	2,534	10,364	8,830

Contract owner transactions:
Variable annuity deposits	—	—	3,288
Terminations, withdrawals and annuity payments	(522)	(95,402)	(66,791)
Transfers between subaccounts, net	(603)	(38,220)	5,849
Maintenance charges and mortality adjustments	(147)	(1,460)	(1,517)

Increase (decrease) in net assets from contract transactions	(1,272)	(135,082)	(59,171)

Total increase (decrease) in net assets	1,262	(124,718)	(50,341)

Net assets as of December 31, 2024	$30,257	$195,007	$229,619

Investment income (loss):
Dividend distributions	1,607	6,678	7,750
Investment Expenses:
Mortality and expense risk and administrative charges	(176)	(1,490)	(1,534)

Net investment income (loss)	1,431	5,188	6,216

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(1,639)	(1,009)	(2,148)
Change in unrealized appreciation (depreciation)	3,300	1,731	5,071

Net gain (loss) on investments	1,661	722	2,923

Net increase (decrease) in net assets from operations	3,092	5,910	9,139

Contract owner transactions:
Variable annuity deposits	—	5,907	—
Terminations, withdrawals and annuity payments	(10,612)	(24,984)	(32,436)
Transfers between subaccounts, net	333	3,119	(25,427)
Maintenance charges and mortality adjustments	(66)	(826)	(1,140)

Increase (decrease) in net assets from contract transactions	(10,345)	(16,784)	(59,003)

Total increase (decrease) in net assets	(7,253)	(10,874)	(49,864)

Net assets as of December 31, 2025	$23,004	$184,133	$179,755

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024, Except as Noted

	PIMCO VIT Real Return	PIMCO VIT Total Return	Putnam VT Small Cap Value
Net assets as of December 31, 2023	$1,000,165	$405,561	$20,835

Investment income (loss):
Dividend distributions	25,636	14,570	198
Investment Expenses:
Mortality and expense risk and administrative charges	(7,439)	(2,805)	(161)

Net investment income (loss)	18,197	11,765	37

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	962
Realized capital gain (loss) on investments	(12,525)	(11,613)	(20)
Change in unrealized appreciation (depreciation)	8,736	6,009	144

Net gain (loss) on investments	(3,789)	(5,604)	1,086

Net increase (decrease) in net assets from operations	14,408	6,161	1,123

Contract owner transactions:
Variable annuity deposits	16,499	2,413	—
Terminations, withdrawals and annuity payments	(130,049)	(73,467)	(2)
Transfers between subaccounts, net	21,608	321	3
Maintenance charges and mortality adjustments	(2,978)	(3,487)	(16)

Increase (decrease) in net assets from contract transactions	(94,920)	(74,220)	(15)

Total increase (decrease) in net assets	(80,512)	(68,059)	1,108

Net assets as of December 31, 2024	$919,653	$337,502	$21,943

Investment income (loss):
Dividend distributions	28,758	12,948	145
Investment Expenses:
Mortality and expense risk and administrative charges	(6,629)	(2,434)	(162)

Net investment income (loss)	22,129	10,514	(17)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	1,985
Realized capital gain (loss) on investments	(11,619)	(10,615)	(90)
Change in unrealized appreciation (depreciation)	50,270	24,786	(904)

Net gain (loss) on investments	38,651	14,171	991

Net increase (decrease) in net assets from operations	60,780	24,685	974

Contract owner transactions:
Variable annuity deposits	14,185	480	—
Terminations, withdrawals and annuity payments	(171,471)	(63,500)	(1)
Transfers between subaccounts, net	7,363	9,731	(261)
Maintenance charges and mortality adjustments	(1,446)	(1,626)	(15)

Increase (decrease) in net assets from contract transactions	(151,369)	(54,915)	(277)

Total increase (decrease) in net assets	(90,589)	(30,230)	697

Net assets as of December 31, 2025	$829,064	$307,272	$22,640

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024, Except as Noted

	Royce Micro-Cap	T. Rowe Price Health Sciences	Templeton Developing Markets VIP Fund
Net assets as of December 31, 2023	$169,206	$1,481,854	$168,117

Investment income (loss):
Dividend distributions	—	—	4,651
Investment Expenses:
Mortality and expense risk and administrative charges	(1,240)	(11,589)	(963)

Net investment income (loss)	(1,240)	(11,589)	3,688

Increase (decrease) in net assets from operations:
Capital gain distributions	11,392	131,315	894
Realized capital gain (loss) on investments	(813)	22,127	(2,639)
Change in unrealized appreciation (depreciation)	9,934	(124,359)	5,555

Net gain (loss) on investments	20,513	29,083	3,810

Net increase (decrease) in net assets from operations	19,273	17,494	7,498

Contract owner transactions:
Variable annuity deposits	—	4,849	1,272
Terminations, withdrawals and annuity payments	(15,303)	(114,738)	(43,937)
Transfers between subaccounts, net	(5,693)	12,590	(11,626)
Maintenance charges and mortality adjustments	(198)	(6,085)	(264)
Increase (decrease) in net assets from contract transactions	(21,194)	(103,384)	(54,555)

Total increase (decrease) in net assets	(1,921)	(85,890)	(47,057)

Net assets as of December 31, 2024	$167,285	$1,395,964	$121,060

Investment income (loss):
Dividend distributions	—	—	742
Investment Expenses:
Mortality and expense risk and administrative charges	(1,123)	(9,156)	(975)

Net investment income (loss)	(1,123)	(9,156)	(233)

Increase (decrease) in net assets from operations:
Capital gain distributions	18,832	38,406	2,314
Realized capital gain (loss) on investments	931	3,003	8,431
Change in unrealized appreciation (depreciation)	(4,322)	126,322	38,220

Net gain (loss) on investments	15,441	167,731	48,965

Net increase (decrease) in net assets from operations	14,318	158,575	48,732

Contract owner transactions:
Variable annuity deposits	16,814	7,929	—
Terminations, withdrawals and annuity payments	(68,859)	(468,300)	(38,037)
Transfers between subaccounts, net	(2,819)	(31,624)	7,493
Maintenance charges and mortality adjustments	(165)	(5,462)	(230)

Increase (decrease) in net assets from contract transactions	(55,029)	(497,457)	(30,774)

Total increase (decrease) in net assets	(40,711)	(338,882)	17,958

Net assets as of December 31, 2025	$126,574	$1,057,082	$139,018

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024, Except as Noted

	Templeton Global Bond VIP Fund	Western Asset Variable Global High Yield Bond
Net assets as of December 31, 2023	$1,901,403	$23,075

Investment income (loss):
Dividend distributions	—	1,439
Investment Expenses:
Mortality and expense risk and administrative charges	(12,653)	(244)

Net investment income (loss)	(12,653)	1,195

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—
Realized capital gain (loss) on investments	(122,381)	(54)
Change in unrealized appreciation (depreciation)	(73,645)	153

Net gain (loss) on investments	(196,026)	99

Net increase (decrease) in net assets from operations	(208,679)	1,294

Contract owner transactions:
Variable annuity deposits	5,266	—
Terminations, withdrawals and annuity payments	(694,165)	—
Transfers between subaccounts, net	263,223	128
Maintenance charges and mortality adjustments	(9,330)	(75)

Increase (decrease) in net assets from contract transactions	(435,006)	53

Total increase (decrease) in net assets	(643,685)	1,347

Net assets as of December 31, 2024	$1,257,718	$24,422

Investment income (loss):
Dividend distributions	—	901
Investment Expenses:
Mortality and expense risk and administrative charges	(8,447)	(200)

Net investment income (loss)	(8,447)	701

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—
Realized capital gain (loss) on investments	(66,752)	(1,371)
Change in unrealized appreciation (depreciation)	243,317	2,464

Net gain (loss) on investments	176,565	1,093

Net increase (decrease) in net assets from operations	168,118	1,794

Contract owner transactions:
Variable annuity deposits	9,838	—
Terminations, withdrawals and annuity payments	(501,268)	(16,865)
Transfers between subaccounts, net	29,459	5,370
Maintenance charges and mortality adjustments	(6,553)	(84)

Increase (decrease) in net assets from contract transactions	(468,524)	(11,579)

Total increase (decrease) in net assets	(300,406)	(9,785)

Net assets as of December 31, 2025	$957,312	$14,637

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Notes to Financial Statements

December 31, 2025

1. Organization and Significant Accounting Policies

Variable Annuity Account B (the Account) is a deferred variable annuity contract offered by First Security Benefit Life Insurance and Annuity Company of New York (FSBL). The Account is an investment company as defined by Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 946. The Account follows the accounting guidance as outlined in ASC 946. Purchase payments for SecureDesigns and AdvanceDesigns are allocated to one or more of the subaccounts that comprise the Account. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. As directed by the owners, amounts directed to each subaccount are invested in a designated mutual fund as follows:

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
AB VPS Discovery Value Portfolio	B	AllianceBernstein LP	-
AB VPS Dynamic Asset Allocation	B	AllianceBernstein LP	-
American Funds IS® Asset Allocation	Class 4	Capital Research and Management Company	-
American Funds IS® Capital World Bond	Class 4	Capital Research and Management Company	-
American Funds IS® Global Growth	Class 4	Capital Research and Management Company	-
American Funds IS® Growth-Income	Class 4	Capital Research and Management Company	-
American Funds IS® International	Class 4	Capital Research and Management Company	-
American Funds IS® New World	Class 4	Capital Research and Management Company	-
BlackRock Equity Dividend V.I.	Class 3	BlackRock Advisors LLC	-
BlackRock Global Allocation V.I.	Class 3	BlackRock Advisors LLC	BlackRock (Singapore) Ltd
BlackRock High Yield V.I.	Class 3	BlackRock Advisors LLC	BlackRock International Ltd
BNY Mellon IP MidCap Stock	Service	BNY Mellon Investment Adviser, Inc	Newton Investment Management North America, LLC
BNY Mellon IP Small Cap Stock Index	Service	BNY Mellon Investment Adviser, Inc	-
BNY Mellon IP Technology Growth	Service	BNY Mellon Investment Adviser, Inc	Newton Investment Management North America, LLC
BNY Mellon VIF Appreciation	Service	BNY Mellon Investment Adviser, Inc	Fayez Sarofim & Company
ClearBridge Variable Growth	Class II	Legg Mason Partners Fund Advisor, LLC	ClearBridge Investments, LLC
ClearBridge Variable Small Cap Growth	Class I	Legg Mason Partners Fund Advisor, LLC	ClearBridge Investments, LLC
Fidelity® VIP Equity-Income	Service Class 2	Fidelity Management & Research Company LLC	Fidelity Management & Research (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd FMR Co., Inc (FMRC)
Fidelity® VIP Growth & Income	Service Class 2	Fidelity Management & Research Company LLC	Fidelity Management & Research (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd FMR Co., Inc (FMRC)

Variable Annuity Account B

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Fidelity® VIP Growth Opportunities	Service Class 2	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® VIP High Income	Service Class 2	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® VIP Overseas	Service Class 2	Fidelity Management & Research Company LLC

FMR Investment Management (UK) Ltd

Fidelity Management & Research (Japan) Ltd

FIL Investments (Japan) Ltd

Fil Investment Advisors

Fidelity Management & Research (HK) Ltd

FIL Investment Advisors (UK) Ltd

Franklin Allocation VIP Fund	Class 4	Franklin Advisers, Inc	Templeton Global Advisors Ltd Franklin Templeton Institutional, LLC
Franklin Income VIP Fund	Class 2	Franklin Advisers, Inc	-
Franklin Mutual Global Discovery VIP Fund	Class 2	Franklin Mutual Advisers, LLC	-
Franklin Small Cap Value VIP Fund	Class 2	Franklin Mutual Advisers, LLC	-
Franklin Strategic Income VIP Fund	Class 2	Franklin Advisers, Inc	-
Guggenheim VIF Floating Rate Strategies	-	Guggenheim Partners Investment Mgmt LLC	-
Guggenheim VIF Global Managed Futures Strategy	-	Security Investors, LLC	-
Guggenheim VIF High Yield	-	Security Investors, LLC	-
Guggenheim VIF Multi-Hedge Strategies	-	Security Investors, LLC	-
Guggenheim VIF Total Return Bond	-	Security Investors, LLC	-
Invesco V.I. American Value	Series II	Invesco Advisers, Inc	-
Invesco V.I. Comstock	Series II	Invesco Advisers, Inc	-
Invesco V.I. Core Plus Bond	Series II	Invesco Advisers, Inc	-
Invesco V.I. Discovery Mid Cap Growth	Series II	Invesco Advisers, Inc	-
Invesco V.I. Equity and Income	Series II	Invesco Advisers, Inc	-
Invesco V.I. EVQ International Equity Fund	Series II	Invesco Advisers, Inc	-
Invesco V.I. Global	Series II	Invesco Advisers, Inc	-
Invesco V.I. Global Real Estate	Series I	Invesco Advisers, Inc	Invesco Asset Management Ltd
Invesco V.I. Government Money Market	Series II	Invesco Advisers, Inc	-
Invesco V.I. Government Securities	Series II	Invesco Advisers, Inc	-
Invesco V.I. Health Care	Series I	Invesco Advisers, Inc	-
Invesco V.I. Main Street Mid Cap Fund®	Series II	Invesco Advisers, Inc	-
Invesco V.I. Main Street Small Cap Fund®	Series II	Invesco Advisers, Inc	-
Janus Henderson VIT Enterprise	Service	Janus Capital Management LLC	-

Variable Annuity Account B

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Janus Henderson VIT Research	Service	Janus Capital Management LLC	-
Lord Abbett Series Bond-Debenture VC	VC	Lord, Abbett & Co LLC	-
Lord Abbett Series Developing Growth VC	VC	Lord, Abbett & Co LLC	-
LVIP American Century Mid Cap Value	Service Class	American Century Investment Management, Inc	-
LVIP American Century Ultra	Service Class	American Century Investment Management, Inc	-
LVIP American Century Value	Service Class	American Century Investment Management, Inc	-
LVIP JPMorgan Core Bond Fund	Service Class	J.P. Morgan Investment Management, Inc	-
MFS® VIT II Research International	Service	Massachusetts Financial Services Company	-
MFS® VIT Total Return	Service	Massachusetts Financial Services Company	-
MFS® VIT Utilities	Service	Massachusetts Financial Services Company	-
Morgan Stanley VIF Emerging Markets Equity	II	Morgan Stanley Investment Management, Inc	Morgan Stanley Investment Management Co
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	Class II	ALPS Advisors Inc	Morningstar Investment Management LLC
Morningstar Balanced ETF Asset Allocation Portfolio	Class II	ALPS Advisors Inc	Morningstar Investment Management LLC
Morningstar Conservative ETF Asset Allocation Portfolio	Class II	ALPS Advisors Inc	Morningstar Investment Management LLC
Morningstar Growth ETF Asset Allocation Portfolio	Class II	ALPS Advisors Inc	Morningstar Investment Management LLC
Morningstar Income and Growth ETF Asset Allocation Portfolio	Class II	ALPS Advisors Inc	Morningstar Investment Management LLC
NAA All Cap Value Series	-	Security Investors, LLC	-
NAA Large Cap Value Series	-	Security Investors, LLC	-
NAA Large Core Series	-	Security Investors, LLC	-
NAA Large Growth Series	-	Security Investors, LLC	-
NAA Mid Growth Series	-	Security Investors, LLC	-
NAA Small Cap Value Series	-	Security Investors, LLC	-
NAA Small Growth Series	-	Security Investors, LLC	-
NAA Smid-Cap Value Series	-	Security Investors, LLC	-
NAA World Equity Income Series	-	Security Investors, LLC	-
Neuberger Berman AMT Quality Equity Portfolio	Class S	Neuberger Berman Investment Advisers LLC	-
Nomura VIP Asset Strategy Series	Service Class	Delaware Management Company	Macquarie Funds Management HK Ltd. Macquarie Investment Management Global Limited Macquarie Investment Management Austria Kapitalanlage AG Macquarie Investment Management Europe Limited

Variable Annuity Account B

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
PIMCO VIT All Asset	Administrative	Pacific Investment Management Company, LLC	Research Affiliates LLC
PIMCO VIT CommodityRealReturn Strategy	Administrative	Pacific Investment Management Company, LLC	-
PIMCO VIT Emerging Markets Bond	Advisor	Pacific Investment Management Company, LLC	-
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	Administrative	Pacific Investment Management Company, LLC	-
PIMCO VIT Low Duration	Administrative	Pacific Investment Management Company, LLC	-
PIMCO VIT Real Return	Administrative	Pacific Investment Management Company, LLC	-
PIMCO VIT Total Return	Advisor	Pacific Investment Management Company, LLC	-
Putnam VT Small Cap Value	IB	Putnam Investment Management, LLC	Putnam Investments Ltd
Royce Micro-Cap	Investment	Royce & Associates, LP	-
T. Rowe Price Health Sciences	II	T. Rowe Price Associates, Inc	-
Templeton Developing Markets VIP Fund	Class 2	Templeton Asset Management Ltd	Franklin Templeton Inv Mgmt Ltd
Templeton Global Bond VIP Fund	Class 2	Franklin Advisers, Inc	-
Western Asset Variable Global High Yield Bond	II	Legg Mason Partners Fund Advisor, LLC	Western Asset Management Company Pte Ltd – Singapore Inc Western Asset Management Company, LLC Inc Western Asset Management Company Ltd – UK

Eighty-six subaccounts are currently offered by the Account, all of which had activity.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from FSBL’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business FSBL may conduct.

The Account has one underlying fund, BlackRock High Yield V.I., that pays dividends on the first of each month. The daily dividend amount is accumulated and the balance is recognised on the Statements of Net Assets as Investment Income Receivable.

Variable Annuity Account B

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

During the current year the following subaccount name changes were made effective:

Date	New Name	Old Name
July 28, 2025	Neuberger Berman AMT Quality Equity Portfolio	Neuberger Berman AMT Sustainable Equity
December 1, 2025	Nomura VIP Asset Strategy Series	Macquarie VIP Asset Strategy

Investment Valuation

Investments in mutual fund shares are carried in the Statements of Net Assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

The cost of investment purchases and proceeds from investments sold for the year ended December 31, 2025 were as follows:

Subaccount	Cost of Purchases	Proceeds from Sales
AB VPS Discovery Value Portfolio	$28,145	$14,404
AB VPS Dynamic Asset Allocation	371	7,631
American Funds IS® Asset Allocation	137,212	167,905
American Funds IS® Capital World Bond	10,038	9,198
American Funds IS® Global Growth	366,309	851,825
American Funds IS® Growth-Income	377,075	257,662
American Funds IS® International	11,844	103,043
American Funds IS® New World	9,580	43,108
BlackRock Equity Dividend V.I.	308,136	250,801
BlackRock Global Allocation V.I.	26,515	47,388
BlackRock High Yield V.I.	37,358	47,431
BNY Mellon IP MidCap Stock	12,607	13,523
BNY Mellon IP Small Cap Stock Index	134,134	262,389
BNY Mellon IP Technology Growth	1,116,605	855,371
BNY Mellon VIF Appreciation	90,957	30,725
ClearBridge Variable Growth	103,395	474,580
ClearBridge Variable Small Cap Growth	45,751	47,946
Fidelity® VIP Equity-Income	59,120	150,889
Fidelity® VIP Growth & Income	185,489	38,864
Fidelity® VIP Growth Opportunities	120,138	1,024,448
Fidelity® VIP High Income	42,416	153,051
Fidelity® VIP Overseas	54,966	137,473
Franklin Allocation VIP Fund	7,245	8,408
Franklin Income VIP Fund	43,963	72,313
Franklin Mutual Global Discovery VIP Fund	153,360	118,063
Franklin Small Cap Value VIP Fund	29,324	45,952
Franklin Strategic Income VIP Fund	6,868	8,182
Guggenheim VIF Floating Rate Strategies	103,364	344,329
Guggenheim VIF Global Managed Futures Strategy	4,148	60,738
Guggenheim VIF High Yield	55,583	235,725
Guggenheim VIF Multi-Hedge Strategies	1,555	1,063
Guggenheim VIF Total Return Bond	112,340	539,588

Variable Annuity Account B

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Invesco V.I. American Value	$65,103	$21,991
Invesco V.I. Comstock	24,168	23,135
Invesco V.I. Core Plus Bond	19,942	65,403
Invesco V.I. Discovery Mid Cap Growth	42,789	122,154
Invesco V.I. Equity and Income	81,726	109,461
Invesco V.I. EVQ International Equity Fund	44,286	117,381
Invesco V.I. Global	101,377	155,925
Invesco V.I. Global Real Estate	29,337	137,684
Invesco V.I. Government Money Market	183,619	206,680
Invesco V.I. Government Securities	36,903	192,350
Invesco V.I. Health Care	28,532	65,812
Invesco V.I. Main Street Mid Cap Fund®	24,955	48,675
Invesco V.I. Main Street Small Cap Fund®	35,967	81,573
Janus Henderson VIT Enterprise	233,212	858,677
Janus Henderson VIT Research	122,765	208,616
Lord Abbett Series Bond-Debenture VC	5,100	34,940
Lord Abbett Series Developing Growth VC	17,523	47,725
LVIP American Century Mid Cap Value	128,618	44,875
LVIP American Century Ultra	1,080,830	2,358,525
LVIP American Century Value	998,723	1,313,121
LVIP JPMorgan Core Bond Fund	20,828	39,869
MFS® VIT II Research International	24,183	111,887
MFS® VIT Total Return	105,429	177,347
MFS® VIT Utilities	49,155	76,326
Morgan Stanley VIF Emerging Markets Equity	42,240	101,129
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	32,708	97,739
Morningstar Balanced ETF Asset Allocation Portfolio	42,791	40,977
Morningstar Conservative ETF Asset Allocation Portfolio	2,155	3,325
Morningstar Growth ETF Asset Allocation Portfolio	13,993	46,504
Morningstar Income and Growth ETF Asset Allocation Portfolio	8,091	44,957
NAA All Cap Value Series	36,064	26,021
NAA Large Cap Value Series	146,130	102,057
NAA Large Core Series	155,957	142,074
NAA Large Growth Series	47,219	91,603
NAA Mid Growth Series	273,174	739,519
NAA Small Cap Value Series	99,133	152,999
NAA Small Growth Series	37,178	534,674
NAA Smid-Cap Value Series	319,511	312,985
NAA World Equity Income Series	106,447	199,159
Neuberger Berman AMT Quality Equity Portfolio (a)	38,141	174,149
Nomura VIP Asset Strategy Series (a)	6,476	4,348
PIMCO VIT All Asset	4,102	6,011
PIMCO VIT CommodityRealReturn Strategy	23,533	55,357
PIMCO VIT Emerging Markets Bond	1,942	10,856
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	17,430	29,026
PIMCO VIT Low Duration	13,662	66,449

(a)	Name change. See Note 1.

Variable Annuity Account B

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
PIMCO VIT Real Return	$57,313	$186,553
PIMCO VIT Total Return	42,189	86,590
Putnam VT Small Cap Value	2,209	518
Royce Micro-Cap	42,364	79,684
T. Rowe Price Health Sciences	88,496	556,703
Templeton Developing Markets VIP Fund	26,678	55,371
Templeton Global Bond VIP Fund	147,093	624,064
Western Asset Variable Global High Yield Bond	9,888	20,766

Market Risk

Each subaccount invests in shares of a single underlying fund. The investment performance of each subaccount will reflect the investment performance of the underlying fund less separate account expenses. There is no assurance that the investment objective of any underlying fund will be met. A fund calculates a daily net asset value per share (“NAV”) which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contractholders’ investments in the funds and the amounts reported in the Statements of Net Assets. The contractholder assumes all of the investment performance risk for the subaccounts selected.

Annuity Assets

As of December 31, 2025, annuity reserves have not been established, as there are no contracts that have matured and are in the payout stage. Such reserves would be computed on the basis of published mortality tables using assumed interest rates that will provide reserves as prescribed by law. In cases where the payout option selected is life contingent, FSBL periodically recalculates the required annuity reserves, and any resulting adjustment is either charged or credited to FSBL and not to the Account.

Reinvestment of Dividends

Dividend and capital gain distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gain distributions are recorded as income on the ex-dividend date.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of FSBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, FSBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. FSBL will review periodically the status of this policy in the event of changes in the tax law.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Variable Annuity Account B

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

The Account invests in shares of open-end mutual funds, which process contractholders directed purchases, sales and transfers on a daily basis at the funds’ computed NAVs. The fair value of the Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodians and reflect the fair values of the mutual fund investments. The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund. That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.

The Account had no financial liabilities as of December 31, 2025.

Segment Disclosures

An operating segment is defined in ASC Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is Brian Beckett, Chief Financial Officer. The subaccount represents a single operating segment, as the CODM monitors the operating results of the subaccount and as a whole, the subaccount’s long-term strategic asset allocation is pre-determined based on a defined investment strategy. The net increase (decrease) in net assets from operations, which is used by the CODM to assess the segment’s performance is consistent with that presented within the subaccount’s financial statements. Segment assets are reflected on the accompanying Statements of Net Assets as “Net Assets” and significant segment expenses are listed on the accompanying Statements of Operations and Change in Net Assets.

2. Variable Annuity Contract Charges

AdvanceDesigns

Mortality and Expense Risk Charge: The mortality and expense risks assumed by FSBL are compensated for by a fee equivalent to a minimum annual rate of 1.20% of the average daily net assets. The mortality and expense risk charge is based on the daily value of the individual contract.

Administrative Charge: FSBL deducts a daily administrative charge equivalent to an annual rate of 0.15% of the average daily net asset value.

These charges are presented as expenses on the Statements of Operations and Change in Net Assets under Mortality and expense risk and administrative charges line item.

Premium Tax Charge: When applicable, an amount for premium taxes is deducted as provided by pertinent state law either from the purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

Contract owner maintenance charges presented as a decrease in units on the Statements of Operations and Change in Net Assets under the Maintenance charges and mortality adjustments line item may include the following:

•

Mortality and Expense Risk Charge: If the net asset value of an individual contract is less than $100,000, FSBL deducts an additional mortality and expense risk charge of 0.25% on contracts with a net asset value less than $25,000 and 0.10% on contracts with a net asset value of at least $25,000 but less than $100,000, as a contract level deduction.

Variable Annuity Account B

Notes to Financial Statements (continued)

2. Variable Annuity Contract Charges (continued)

•

Contingent Deferred Sales Charge (CDSC): FSBL deducts a CDSC (also referred to as a “withdrawal charge”) of up to 7% of any portion of a withdrawal, consisting of purchase payments, that exceed the free withdrawal amount for units withdrawn in the first seven years of the contract.

•

Account Administrative Charge: FSBL deducts an account administration charge of $30 annually, except for certain contracts based on a minimum account value and the period of time the contract has been in force.

•	Rider Charge: FSBL deducts an amount for each rider, equal to a percentage of the contract value, not to exceed a total charge of 1.70% of the contract value.

SecureDesigns

Mortality and Expense Risk Charge: Mortality and expense risks assumed by FSBL are compensated for by a fee equivalent to a minimum annual rate of 0.60% of the average daily net asset. The mortality and expense risk charge is based on the daily value of the individual contract.

Administrative Charge: FSBL deducts a daily administrative charge equivalent to an annual rate of 0.15% of the average daily net asset value.

These charges are presented as expenses on the Statements of Operations and Change in Net Assets under Mortality and expense risk and administrative charges line item.

Premium Tax Charge: When applicable, an amount for state premium taxes is deducted as provided by pertinent state law either from the purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

Contract owner maintenance charges presented as a decrease in units on the Statements of Operations and Change in Net Assets under the Maintenance charges and mortality adjustments line item may include the following:

•

Mortality and Expense Risk Charge: If the net asset value of an individual contract is less than $100,000, FSBL deducts an additional mortality and expense risk charge of 0.25% on contracts with a net asset value less than $25,000 and 0.10% on contracts with a net asset value of at least $25,000 but less than $100,000, as a contract level deduction.

•

Account Administrative Charge: FSBL deducts an account administration charge of $30 annually, except for certain contracts based on a minimum account value and the period of time the contract has been in force.

•

Contingent Deferred Sales Charge (CDSC): FSBL deducts a CDSC (also referred to as a “withdrawal charge”) of up to 7% of any portion of a withdrawal, consisting of purchase payments, that exceed the free withdrawal amount for units withdrawn in the first seven years of the contract.

•	Rider Charge: FSBL deducts an amount for each rider, equal to a percentage of contract value, not to exceed a total charge of 1.70% of the contract value.

Variable Annuity Account B

Notes to Financial Statements (continued)

3. Summary of Unit Transactions

The changes in units outstanding for the periods December 31, 2025 and 2024 were as follows:

	2025			2024
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Discovery Value Portfolio	1,204	(1,054)	150	460	(885)	(425)
AB VPS Dynamic Asset Allocation	60	(698)	(638)	89	(2,054)	(1,965)
American Funds IS® Asset Allocation	4,012	(10,659)	(6,647)	4,408	(48,196)	(43,788)
American Funds IS® Capital World Bond	1,536	(1,320)	216	368	(102)	266
American Funds IS® Global Growth	7,514	(42,022)	(34,508)	11,838	(52,610)	(40,772)
American Funds IS® Growth-Income	6,819	(10,419)	(3,600)	2,313	(5,669)	(3,356)
American Funds IS® International	1,700	(9,736)	(8,036)	4,768	(1,401)	3,367
American Funds IS® New World	610	(3,450)	(2,840)	486	(4,654)	(4,168)
BlackRock Equity Dividend V.I.	14,140	(13,707)	433	4,522	(15,466)	(10,944)
BlackRock Global Allocation V.I.	565	(3,911)	(3,346)	1,022	(9,546)	(8,524)
BlackRock High Yield V.I.	2,761	(4,226)	(1,465)	1,918	(1,341)	577
BNY Mellon IP MidCap Stock	397	(917)	(520)	750	(1,310)	(560)
BNY Mellon IP Small Cap Stock Index	4,581	(16,951)	(12,370)	6,678	(16,891)	(10,213)
BNY Mellon IP Technology Growth	2,159	(17,814)	(15,655)	2,802	(6,365)	(3,563)
BNY Mellon VIF Appreciation	2,076	(1,398)	678	2,305	(3,536)	(1,231)
ClearBridge Variable Growth	1,384	(23,286)	(21,902)	2,872	(6,688)	(3,816)
ClearBridge Variable Small Cap Growth	1,232	(1,797)	(565)	2,787	(1,058)	1,729
Fidelity® VIP Equity-Income	2,313	(8,458)	(6,145)	8,417	(7,680)	737
Fidelity® VIP Growth & Income	3,778	(1,353)	2,425	3,760	(6,789)	(3,029)
Fidelity® VIP Growth Opportunities	3,595	(23,721)	(20,126)	2,101	(6,806)	(4,705)
Fidelity® VIP High Income	2,479	(14,910)	(12,431)	2,411	(1,437)	974
Fidelity® VIP Overseas	2,862	(10,418)	(7,556)	2,892	(11,372)	(8,480)
Franklin Allocation VIP Fund	393	(655)	(262)	622	(14,207)	(13,585)
Franklin Income VIP Fund	2,315	(5,574)	(3,259)	2,969	(15,164)	(12,195)
Franklin Mutual Global Discovery VIP Fund	4,177	(7,729)	(3,552)	5,733	(8,610)	(2,877)
Franklin Small Cap Value VIP Fund	1,239	(2,562)	(1,323)	669	(3,194)	(2,525)
Franklin Strategic Income VIP Fund	698	(937)	(239)	852	(6,281)	(5,429)
Guggenheim VIF Floating Rate Strategies	3,957	(34,277)	(30,320)	4,367	(8,985)	(4,618)

Variable Annuity Account B

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2025			2024
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Guggenheim VIF Global Managed Futures Strategy	917	(13,172)	(12,255)	490	(74)	416
Guggenheim VIF High Yield	937	(8,305)	(7,368)	5,509	(5,645)	(136)
Guggenheim VIF Multi-Hedge Strategies	344	(126)	218	756	(7,386)	(6,630)
Guggenheim VIF Total Return Bond	9,903	(53,867)	(43,964)	13,321	(15,148)	(1,827)
Invesco V.I. American Value	4,317	(1,477)	2,840	179	(13,861)	(13,682)
Invesco V.I. Comstock	284	(998)	(714)	2,789	(9,866)	(7,077)
Invesco V.I. Core Plus Bond	1,902	(6,738)	(4,836)	953	(7,781)	(6,828)
Invesco V.I. Discovery Mid Cap Growth	1,429	(6,211)	(4,782)	1,948	(7,082)	(5,134)
Invesco V.I. Equity and Income	2,795	(5,535)	(2,740)	3,467	(8,958)	(5,491)
Invesco V.I. EVQ International Equity Fund	1,914	(6,854)	(4,940)	1,812	(3,192)	(1,380)
Invesco V.I. Global	1,185	(8,564)	(7,379)	1,267	(8,210)	(6,943)
Invesco V.I. Global Real Estate	1,928	(7,782)	(5,854)	2,420	(5,349)	(2,929)
Invesco V.I. Government Money Market	21,315	(24,042)	(2,727)	120,149	(49,189)	70,960
Invesco V.I. Government Securities	5,415	(26,429)	(21,014)	13,442	(17,067)	(3,625)
Invesco V.I. Health Care	1,037	(2,496)	(1,459)	810	(1,093)	(283)
Invesco V.I. Main Street Mid Cap Fund®	795	(1,878)	(1,083)	383	(2,346)	(1,963)
Invesco V.I. Main Street Small Cap Fund®	601	(2,022)	(1,421)	704	(1,041)	(337)
Janus Henderson VIT Enterprise	3,562	(27,279)	(23,717)	4,272	(5,717)	(1,445)
Janus Henderson VIT Research	1,986	(6,177)	(4,191)	2,816	(5,445)	(2,629)
Lord Abbett Series Bond-Debenture VC	290	(3,521)	(3,231)	457	(6,555)	(6,098)
Lord Abbett Series Developing Growth VC	1,642	(2,622)	(980)	720	(1,399)	(679)
LVIP American Century Mid Cap Value	4,349	(2,009)	2,340	1,346	(3,519)	(2,173)
LVIP American Century Ultra	17,674	(49,020)	(31,346)	4,864	(31,595)	(26,731)
LVIP American Century Value	34,244	(44,560)	(10,316)	4,478	(6,997)	(2,519)
LVIP JPMorgan Core Bond Fund	2,594	(4,940)	(2,346)	594	(1,056)	(462)
MFS® VIT II Research International	2,642	(9,872)	(7,230)	1,252	(7,543)	(6,291)
MFS® VIT Total Return	3,463	(10,968)	(7,505)	9,848	(14,174)	(4,326)
MFS® VIT Utilities	1,955	(3,708)	(1,753)	3,747	(6,079)	(2,332)
Morgan Stanley VIF Emerging Markets Equity	5,203	(12,486)	(7,283)	12,347	(10,477)	1,870

Variable Annuity Account B

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2025			2024
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	1,487	(6,437)	(4,950)	517	(1,236)	(719)
Morningstar Balanced ETF Asset Allocation Portfolio	853	(3,334)	(2,481)	916	(329)	587
Morningstar Conservative ETF Asset Allocation Portfolio	254	(363)	(109)	244	(417)	(173)
Morningstar Growth ETF Asset Allocation Portfolio	352	(3,373)	(3,021)	479	(3,730)	(3,251)
Morningstar Income and Growth ETF Asset Allocation Portfolio	255	(4,395)	(4,140)	364	(751)	(387)
NAA All Cap Value Series	257	(996)	(739)	681	(6,437)	(5,756)
NAA Large Cap Value Series	1,910	(4,714)	(2,804)	1,614	(6,837)	(5,223)
NAA Large Core Series	2,378	(7,609)	(5,231)	4,106	(6,634)	(2,528)
NAA Large Growth Series	427	(3,880)	(3,453)	2,661	(1,804)	857
NAA Mid Growth Series	11,208	(36,649)	(25,441)	7,482	(49,864)	(42,382)
NAA Small Cap Value Series	1,196	(3,829)	(2,633)	560	(1,794)	(1,234)
NAA Small Growth Series	3,775	(41,770)	(37,995)	2,998	(3,523)	(525)
NAA Smid-Cap Value Series	1,808	(6,587)	(4,779)	2,375	(5,497)	(3,122)
NAA World Equity Income Series	1,756	(12,977)	(11,221)	5,642	(11,570)	(5,928)
Neuberger Berman AMT Quality Equity Portfolio(a)	576	(4,111)	(3,535)	723	(1,877)	(1,154)
Nomura VIP Asset Strategy Series(a)	234	(323)	(89)	296	(1,411)	(1,115)
PIMCO VIT All Asset	194	(386)	(192)	263	(1,566)	(1,303)
PIMCO VIT CommodityRealReturn Strategy	4,599	(10,308)	(5,709)	2,633	(4,139)	(1,506)
PIMCO VIT Emerging Markets Bond	91	(976)	(885)	2,002	(1,978)	24
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	1,544	(2,572)	(1,028)	2,154	(14,163)	(12,009)
PIMCO VIT Low Duration	1,609	(8,672)	(7,063)	2,259	(9,261)	(7,002)
PIMCO VIT Real Return	5,765	(18,251)	(12,486)	7,286	(13,776)	(6,490)
PIMCO VIT Total Return	4,863	(10,460)	(5,597)	1,641	(9,570)	(7,929)
Putnam VT Small Cap Value	49	(24)	25	44	(2)	42

(a) Name change. See Note 1.

Variable Annuity Account B

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2025			2024
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Royce Micro-Cap	1,949	(5,462)	(3,513)	475	(1,693)	(1,218)
T. Rowe Price Health Sciences	4,921	(29,743)	(24,822)	4,347	(7,098)	(2,751)
Templeton Developing Markets VIP Fund	2,496	(4,895)	(2,399)	981	(6,691)	(5,710)
Templeton Global Bond VIP Fund	31,886	(104,340)	(72,454)	55,542	(121,962)	(66,420)
Western Asset Variable Global High Yield Bond	921	(1,948)	(1,027)	80	(7)	73

Variable Annuity Account B

Notes to Financial Statements (continued)

4. Financial Highlights

The Account has a number of products, which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns. The information presented below identifies the range of lowest to highest expense ratios and the corresponding total return. The summary may not reflect the minimum and maximum contract charges offered by the Account as contract owners may not have selected all available and applicable contract options as discussed in Note 2.

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2025 were as follows:

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
AB VPS Discovery Value Portfolio
2025	9,934	14.40	14.40	143,066	0.54	0.75	0.75	(1.17)	(1.17)
2024	9,784	14.57	14.57	142,541	0.01	0.75	0.75	5.66	5.66
2023	10,209	13.79	13.79	140,749	0.01	0.75	0.75	12.57	12.57
2022	10,077	12.25	12.25	123,412	0.01	0.75	0.75	(18.87)	(18.87)
2021	9,983	15.10	15.10	150,748	0.01	0.75	0.75	30.62	30.62
AB VPS Dynamic Asset Allocation
2025	1,559	10.90	10.90	17,012	1.90	0.75	0.75	9.00	9.00
2024	2,197	10.00	10.00	21,982	0.01	0.75	0.75	6.38	6.38
2023	4,162	9.40	9.40	39,137	0.01	0.75	0.75	9.30	9.30
2022	4,167	8.60	8.60	35,844	0.02	0.75	0.75	(21.68)	(21.68)
2021	4,217	10.98	10.98	46,311	0.02	0.75	0.75	5.27	5.27
American Funds IS® Asset Allocation
2025	78,856	16.85	16.85	1,328,728	1.76	0.75	0.75	11.29	11.29
2024	85,503	15.14	15.14	1,294,169	0.02	0.75	0.75	11.82	11.82
2023	129,291	13.54	13.54	1,749,919	0.02	0.75	0.75	9.90	9.90
2022	165,172	12.32	12.32	2,035,540	0.02	0.75	0.75	(16.87)	(16.87)
2021	191,076	14.82	14.82	2,831,316	0.01	0.75	0.75	10.60	10.60
American Funds IS® Capital World Bond
2025	10,119	6.61	6.61	66,898	2.89	0.75	0.75	5.09	5.09
2024	9,903	6.29	6.29	62,348	0.02	0.75	0.75	(6.95)	(6.95)
2023	9,637	6.76	6.76	65,162	—	0.75	0.75	1.96	1.96
2022	9,556	6.63	6.63	63,352	0.00	0.75	0.75	(20.88)	(20.88)
2021	16,906	8.38	8.38	141,604	0.02	0.75	0.75	(8.62)	(8.62)

Variable Annuity Account B

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
American Funds IS® Global Growth
2025	80,935	22.01	22.01	1,782,185	1.08	0.75	0.75	16.89	16.89
2024	115,443	18.83	18.83	2,175,058	0.01	0.75	0.75	9.16	9.16
2023	156,215	17.25	17.25	2,694,981	0.01	0.75	0.75	17.83	17.83
2022	162,629	14.64	14.64	2,381,690	0.00	0.75	0.75	(27.67)	(27.67)
2021	161,487	20.24	20.24	3,269,653	0.00	0.75	0.75	11.82	11.82
American Funds IS® Growth-Income
2025	61,197	25.46	25.46	1,557,644	0.72	0.75	0.75	13.41	13.41
2024	64,797	22.45	22.45	1,454,107	0.01	0.75	0.75	19.35	19.35
2023	68,153	18.81	18.81	1,281,527	0.01	0.75	0.75	21.20	21.20
2022	71,075	15.52	15.52	1,102,701	0.01	0.75	0.75	(19.75)	(19.75)
2021	76,205	19.34	19.34	1,473,460	0.01	0.75	0.75	19.24	19.24
American Funds IS® International
2025	19,229	11.37	11.37	218,579	0.99	0.75	0.75	21.73	21.73
2024	27,265	9.34	9.34	254,605	0.01	0.75	0.75	(0.85)	(0.85)
2023	23,898	9.42	9.42	225,114	0.01	0.75	0.75	11.35	11.35
2022	30,786	8.46	8.46	260,567	0.01	0.75	0.75	(23.99)	(23.99)
2021	31,954	11.13	11.13	355,484	0.02	0.75	0.75	(5.28)	(5.28)
American Funds IS® New World
2025	6,472	13.63	13.63	88,263	0.81	0.75	0.75	23.13	23.13
2024	9,312	11.07	11.07	103,068	0.01	0.75	0.75	2.41	2.41
2023	13,480	10.81	10.81	145,661	0.01	0.75	0.75	11.44	11.44
2022	15,777	9.70	9.70	152,989	0.01	0.75	0.75	(25.10)	(25.10)
2021	15,886	12.95	12.95	205,679	0.01	0.75	0.75	0.78	0.78
BlackRock Equity Dividend V.I.
2025	41,086	19.48	19.48	800,423	2.03	0.75	0.75	16.86	16.86
2024	40,653	16.67	16.67	677,740	0.02	0.75	0.75	5.64	5.64
2023	51,597	15.78	15.78	814,126	0.02	0.75	0.75	7.86	7.86
2022	54,891	14.63	14.63	802,922	0.01	0.75	0.75	(7.64)	(7.64)
2021	48,337	15.84	15.84	765,420	0.01	0.75	0.75	15.87	15.87

Variable Annuity Account B

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
BlackRock Global Allocation V.I.
2025	14,434	13.07	13.07	188,619	3.81	0.75	0.75	15.05	15.05
2024	17,780	11.36	11.36	201,873	0.01	0.75	0.75	4.99	4.99
2023	26,304	10.82	10.82	284,681	0.02	0.75	0.75	8.31	8.31
2022	34,318	9.99	9.99	342,827	—	0.75	0.75	(19.17)	(19.17)
2021	41,315	12.36	12.36	510,550	0.01	0.75	0.75	2.49	2.49
BlackRock High Yield V.I.
2025	18,658	11.10	11.10	207,071	6.62	0.75	0.75	5.01	5.01
2024	20,123	10.57	10.57	212,568	0.07	0.75	0.75	3.93	3.93
2023	19,546	10.17	10.17	198,773	0.06	0.75	0.75	8.77	8.77
2022	19,988	9.35	9.35	186,885	0.05	0.75	0.75	(13.90)	(13.90)
2021	28,550	10.86	10.86	309,897	0.04	0.75	0.75	1.40	1.40
BNY Mellon IP MidCap Stock
2025	7,062	15.64	15.64	110,473	0.39	0.75	0.75	5.75	5.75
2024	7,582	14.79	14.79	111,616	0.01	0.75	0.75	8.19	8.19
2023	8,142	13.67	13.67	110,831	0.01	0.75	0.75	13.63	13.63
2022	7,833	12.03	12.03	93,816	0.00	0.75	0.75	(17.38)	(17.38)
2021	8,940	14.56	14.56	129,730	0.00	0.75	0.75	20.93	20.93
BNY Mellon IP Small Cap Stock Index
2025	42,490	16.24	16.24	690,124	1.33	0.75	0.75	1.44	1.44
2024	54,860	16.01	16.01	878,126	0.01	0.75	0.75	3.96	3.96
2023	65,073	15.40	15.40	1,001,662	0.01	0.75	0.75	11.19	11.19
2022	60,587	13.85	13.85	839,031	0.01	0.75	0.75	(19.71)	(19.71)
2021	61,408	17.25	17.25	1,059,107	0.01	0.75	0.75	21.48	21.48
BNY Mellon IP Technology Growth
2025	34,432	45.42	51.79	1,771,582	—	0.75	1.35	22.39	23.13
2024	50,087	37.11	42.06	2,097,013	—	0.75	1.35	20.02	20.72
2023	53,650	30.92	34.84	1,862,730	—	0.75	1.35	52.24	53.21
2022	53,212	20.31	22.74	1,206,385	—	0.75	1.35	(48.79)	(48.48)
2021	52,366	39.66	44.14	2,303,121	—	0.75	1.35	7.83	8.48

Variable Annuity Account B

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
BNY Mellon VIF Appreciation
2025	18,693	21.71	21.71	405,893	0.16	0.75	0.75	5.70	5.70
2024	18,015	20.54	20.54	369,976	—	0.75	0.75	8.33	8.33
2023	19,246	18.96	18.96	364,855	0.00	0.75	0.75	16.25	16.25
2022	18,312	16.31	16.31	298,675	0.00	0.75	0.75	(21.25)	(21.25)
2021	17,698	20.71	20.71	366,583	0.00	0.75	0.75	22.11	22.11
ClearBridge Variable Growth
2025	24,545	18.73	21.39	524,386	—	0.75	1.35	8.27	8.97
2024	46,447	17.30	19.63	911,356	—	0.75	1.35	7.65	8.21
2023	50,263	16.07	18.14	910,838	0.00	0.75	1.35	18.86	19.58
2022	52,901	13.52	15.17	801,863	—	0.75	1.35	(29.73)	(29.24)
2021	55,176	19.24	21.44	1,182,547	0.00	0.75	1.35	5.37	5.98
ClearBridge Variable Small Cap Growth
2025	18,636	21.50	24.71	459,472	—	0.75	1.35	4.57	5.24
2024	19,201	23.48	23.48	450,688	—	0.75	0.75	0.64	0.64
2023	17,472	20.55	23.33	407,451	—	0.75	1.35	3.79	4.43
2022	19,419	22.34	22.34	433,699	—	0.75	0.75	(31.47)	(31.47)
2021	17,438	29.06	32.60	568,121	—	0.75	1.35	7.79	8.49
Fidelity® VIP Equity-Income
2025	26,076	18.94	18.94	496,440	1.50	0.75	0.75	14.37	14.37
2024	32,221	16.56	16.56	535,741	0.02	0.75	0.75	10.77	10.77
2023	31,484	14.95	14.95	472,305	0.02	0.75	0.75	6.33	6.33
2022	40,157	14.06	14.06	566,155	0.02	0.75	0.75	(8.70)	(8.70)
2021	42,297	15.40	15.40	653,112	0.02	0.75	0.75	20.03	20.03
Fidelity® VIP Growth & Income
2025	56,400	24.32	24.32	1,371,682	1.37	0.75	0.75	16.70	16.70
2024	53,975	20.84	20.84	1,124,435	0.01	0.75	0.75	17.47	17.47
2023	57,004	17.74	17.74	1,010,989	0.02	0.75	0.75	14.01	14.01
2022	55,393	15.56	15.56	861,698	0.01	0.75	0.75	(8.63)	(8.63)
2021	50,812	17.03	17.03	865,268	0.02	0.75	0.75	21.04	21.04

Variable Annuity Account B

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Fidelity® VIP Growth Opportunities
2025	31,293	46.44	46.44	1,453,281	—	0.75	0.75	17.12	17.12
2024	51,419	39.65	39.65	2,038,584	—	0.75	0.75	33.41	33.41
2023	56,124	29.72	29.72	1,667,660	—	0.75	0.75	39.99	39.99
2022	57,643	21.23	21.23	1,223,592	—	0.75	0.75	(40.57)	(40.57)
2021	56,982	35.72	35.72	2,035,465	—	0.75	0.75	7.56	7.56
Fidelity® VIP High Income
2025	58,748	10.22	10.22	600,944	6.09	0.75	0.75	6.24	6.24
2024	71,179	9.62	9.62	685,207	0.06	0.75	0.75	4.57	4.57
2023	70,205	9.20	9.20	646,037	0.05	0.75	0.75	6.24	6.24
2022	75,275	8.66	8.66	652,348	0.05	0.75	0.75	(14.93)	(14.93)
2021	74,900	10.18	10.18	763,022	0.05	0.75	0.75	0.39	0.39
Fidelity® VIP Overseas
2025	20,797	13.22	13.22	275,082	1.27	0.75	0.75	15.66	15.66
2024	28,353	11.43	11.43	324,247	0.01	0.75	0.75	0.88	0.88
2023	36,833	11.33	11.33	417,242	0.01	0.75	0.75	15.85	15.85
2022	46,529	9.78	9.78	455,156	0.01	0.75	0.75	(27.45)	(27.45)
2021	40,316	13.48	13.48	543,591	0.00	0.75	0.75	15.02	15.02
Franklin Allocation VIP Fund
2025	7,160	13.30	13.30	95,302	1.67	0.75	0.75	8.31	8.31
2024	7,422	12.28	12.28	91,157	0.03	0.75	0.75	4.87	4.87
2023	21,007	11.71	11.71	245,933	0.01	0.75	0.75	10.47	10.47
2022	22,045	10.60	10.60	233,753	0.01	0.75	0.75	(19.27)	(19.27)
2021	27,380	13.13	13.13	359,605	0.02	0.75	0.75	7.36	7.36
Franklin Income VIP Fund
2025	33,966	12.71	13.50	458,578	5.18	0.75	1.35	7.80	8.43
2024	37,225	11.79	12.45	461,655	0.06	0.75	1.35	2.61	3.23
2023	49,420	11.49	12.06	594,645	0.05	0.75	1.35	3.98	4.69
2022	48,939	11.05	11.52	563,091	0.05	0.75	1.35	(9.50)	(9.00)
2021	51,694	12.21	12.66	653,228	0.05	0.75	1.35	11.71	12.53

Variable Annuity Account B

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Franklin Mutual Global Discovery VIP Fund
2025	63,738	14.66	16.27	1,038,187	1.91	0.75	1.35	18.13	18.85
2024	67,290	12.41	13.69	922,025	0.02	0.75	1.35	0.16	0.74
2023	70,167	12.39	13.59	953,642	0.02	0.75	1.35	15.15	15.96
2022	71,525	10.76	11.72	839,380	0.01	0.75	1.35	(8.74)	(8.29)
2021	74,610	11.79	12.78	954,132	0.03	0.75	1.35	14.02	14.72
Franklin Small Cap Value VIP Fund
2025	6,404	18.30	18.30	117,741	1.11	0.75	0.75	3.62	3.62
2024	7,727	16.78	17.66	136,958	0.01	0.75	1.35	6.95	7.62
2023	10,252	16.41	16.41	168,666	0.01	0.75	0.75	8.60	8.60
2022	10,107	15.11	15.11	153,105	0.01	0.75	0.75	(13.36)	(13.36)
2021	12,416	16.88	17.44	216,969	0.01	0.75	1.35	20.06	20.78
Franklin Strategic Income VIP Fund
2025	6,941	8.37	8.37	58,066	5.17	0.75	0.75	3.33	3.33
2024	7,180	8.10	8.10	58,153	0.04	0.75	0.75	0.12	0.12
2023	12,609	8.09	8.09	101,937	0.04	0.75	0.75	4.25	4.25
2022	11,724	7.76	7.76	90,989	0.05	0.75	0.75	(14.06)	(14.06)
2021	13,418	9.03	9.03	121,138	0.03	0.75	0.75	(1.63)	(1.63)
Guggenheim VIF Floating Rate Strategies
2025	94,932	9.83	9.83	933,457	9.17	0.75	0.75	(0.30)	(0.30)
2024	125,252	9.86	9.86	1,234,632	0.08	0.75	0.75	2.92	2.92
2023	129,870	9.58	9.58	1,244,227	0.03	0.75	0.75	7.04	7.04
2022	131,307	8.95	8.95	1,175,365	0.02	0.75	0.75	(4.48)	(4.48)
2021	130,980	9.37	9.37	1,227,732	0.02	0.75	0.75	(1.37)	(1.37)
Guggenheim VIF Global Managed Futures Strategy
2025	2,364	4.88	4.88	11,563	3.24	0.75	0.75	—	—
2024	14,619	4.88	4.88	71,398	0.03	0.75	0.75	(3.37)	(3.37)
2023	14,203	5.05	5.05	71,764	0.04	0.75	0.75	—	—
2022	13,803	5.05	5.05	69,753	0.03	0.75	0.75	7.22	7.22
2021	13,459	4.71	4.71	63,452	—	0.75	0.75	(2.89)	(2.89)

Variable Annuity Account B

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Guggenheim VIF High Yield
2025	18,296	16.04	34.94	615,927	6.72	0.75	1.35	2.23	2.92
2024	25,664	15.69	33.95	795,729	0.06	0.75	1.35	3.09	3.63
2023	25,800	15.22	32.76	792,191	0.06	0.75	1.35	7.26	7.91
2022	26,151	14.19	30.36	740,192	0.06	0.75	1.35	(13.58)	(13.01)
2021	29,245	16.42	34.90	927,988	0.05	0.75	1.35	0.92	1.51
Guggenheim VIF Multi-Hedge Strategies
2025	8,981	5.56	5.56	50,042	2.28	0.75	0.75	(2.46)	(2.46)
2024	8,763	5.25	5.70	50,071	0.03	0.75	1.35	(7.73)	(7.32)
2023	15,393	5.69	6.15	94,078	0.03	0.75	1.35	—	0.65
2022	14,287	5.69	6.11	87,065	0.01	0.75	1.35	(7.63)	(7.00)
2021	8,623	6.16	6.57	56,395	—	0.75	1.35	3.53	4.12
Guggenheim VIF Total Return Bond
2025	117,692	7.97	9.97	1,176,324	4.47	0.75	1.35	2.84	3.42
2024	161,656	7.75	9.64	1,559,806	0.04	0.75	1.35	(1.27)	(0.62)
2023	163,483	7.85	9.70	1,589,687	0.04	0.75	1.35	2.35	2.97
2022	165,345	7.67	9.42	1,559,687	0.03	0.75	1.35	(19.69)	(19.21)
2021	174,830	9.55	11.66	2,041,211	0.02	0.75	1.35	(4.69)	(4.11)
Invesco V.I. American Value
2025	2,977	15.65	15.65	46,597	0.33	0.75	0.75	16.27	16.27
2024	137	13.46	13.46	1,846	—	0.75	0.75	25.33	25.33
2023	13,819	10.74	10.74	148,399	0.00	0.75	0.75	11.07	11.07
2022	13,497	9.67	9.67	130,507	0.01	0.75	0.75	(6.48)	(6.48)
2021	705	10.29	10.34	7,288	0.05	0.75	1.35	—	—
Invesco V.I. Comstock
2025	8,597	20.12	24.33	208,669	1.38	0.75	1.35	12.15	12.80
2024	9,311	17.94	21.57	200,342	0.01	0.75	1.35	9.93	10.67
2023	16,388	16.32	19.49	317,275	0.01	0.75	1.35	7.30	7.92
2022	12,906	15.21	18.06	232,745	0.01	0.75	1.35	(3.43)	(2.85)
2021	14,931	15.75	18.59	277,225	0.02	0.75	1.35	27.43	28.21

Variable Annuity Account B

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Invesco V.I. Core Plus Bond
2025	10,615	9.63	9.63	102,125	4.81	0.75	0.75	3.10	3.10
2024	15,451	9.34	9.34	144,295	0.03	0.75	0.75	(1.06)	(1.06)
2023	22,279	9.44	9.44	210,344	0.02	0.75	0.75	1.94	1.94
2022	23,145	9.26	9.26	214,371	0.01	0.75	0.75	(7.40)	(7.40)
Invesco V.I. Discovery Mid Cap Growth
2025	10,766	20.32	20.32	218,748	—	0.75	0.75	0.69	0.69
2024	15,548	20.18	20.18	313,778	—	0.75	0.75	19.34	19.34
2023	20,682	16.91	16.91	349,688	—	0.75	0.75	8.68	8.68
2022	20,160	15.56	15.56	313,552	—	0.75	0.75	(33.65)	(33.65)
2021	19,484	23.45	23.45	456,732	—	0.75	0.75	14.45	14.45
Invesco V.I. Equity and Income
2025	36,025	19.39	19.39	698,841	1.96	0.75	0.75	8.38	8.38
2024	38,765	14.93	17.89	693,865	0.02	0.75	1.35	7.10	7.77
2023	44,256	13.94	16.60	733,868	0.02	0.75	1.35	5.53	6.21
2022	48,442	15.63	15.63	757,573	0.01	0.75	0.75	(11.09)	(11.09)
2021	62,736	14.95	17.58	1,103,548	0.02	0.75	1.35	13.34	14.01
Invesco V.I. EVQ International Equity Fund
2025	14,631	15.93	18.17	260,993	1.10	0.75	1.35	11.24	11.95
2024	19,571	14.32	16.23	311,788	0.02	0.75	1.35	(3.96)	(3.39)
2023	20,951	14.91	16.80	346,134	—	0.75	1.35	12.87	13.51
2022	21,387	13.21	14.80	311,597	0.01	0.75	1.35	(21.97)	(21.49)
2021	25,314	16.93	18.85	471,218	0.01	0.75	1.35	1.07	1.73
Invesco V.I. Global
2025	27,079	18.83	18.83	511,181	—	0.75	0.75	10.76	10.76
2024	34,458	17.00	17.00	586,886	—	0.75	0.75	11.48	11.48
2023	41,401	15.25	15.25	632,148	—	0.75	0.75	29.57	29.57
2022	41,351	11.77	11.77	487,475	—	0.75	0.75	(34.43)	(34.43)
2021	41,242	17.95	17.95	741,389	—	0.75	0.75	10.94	10.94

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Invesco V.I. Global Real Estate
2025	17,869	15.55	17.85	318,828	1.80	0.75	1.35	3.25	3.90
2024	23,723	15.06	17.18	407,275	0.02	0.75	1.35	(5.99)	(5.40)
2023	26,652	16.02	18.16	484,103	0.01	0.75	1.35	4.36	5.03
2022	26,157	15.35	17.29	452,308	0.03	0.75	1.35	(28.10)	(27.69)
2021	27,755	21.35	23.91	663,517	0.03	0.75	1.35	20.35	21.06
Invesco V.I. Government Money Market
2025	144,058	7.81	8.29	1,194,010	3.67	0.75	1.35	(0.76)	—
2024	146,785	7.87	8.29	1,217,071	0.04	0.75	1.35	0.25	0.85
2023	75,825	7.85	8.22	622,298	0.05	0.75	1.35	0.13	0.74
2022	88,397	7.84	8.16	719,363	0.01	0.75	1.35	(3.09)	(2.51)
2021	110,026	8.09	8.37	920,685	0.00	0.75	1.35	(4.26)	(3.68)
Invesco V.I. Government Securities
2025	62,689	6.40	7.19	451,625	3.26	0.75	1.35	2.40	3.01
2024	83,703	6.25	6.98	585,010	0.02	0.75	1.35	(2.80)	(2.24)
2023	87,328	7.14	7.14	625,048	0.02	0.75	0.75	0.71	0.71
2022	84,106	7.09	7.09	598,312	0.02	0.75	0.75	(13.96)	(13.96)
2021	96,042	8.24	8.24	792,898	0.02	0.75	0.75	(6.04)	(6.04)
Invesco V.I. Health Care
2025	6,336	24.08	27.63	170,177	—	0.75	1.35	10.41	11.10
2024	7,795	21.81	24.87	190,035	—	0.75	1.35	(0.27)	0.32
2023	8,078	21.87	24.79	196,844	—	0.75	1.35	(1.35)	(0.76)
2022	9,230	22.17	24.98	225,603	—	0.75	1.35	(17.00)	(16.48)
2021	8,398	26.71	29.91	247,702	0.00	0.75	1.35	7.48	8.13
Invesco V.I. Main Street Mid Cap Fund®
2025	2,289	23.04	26.43	60,025	0.08	0.75	1.35	4.30	4.92
2024	3,372	22.09	25.19	84,444	—	0.75	1.35	11.85	12.51
2023	5,335	19.75	22.39	119,149	0.00	0.75	1.35	9.30	9.97
2022	4,064	18.07	20.36	82,731	0.00	0.75	1.35	(18.09)	(17.60)
2021	4,523	22.06	24.71	111,451	0.00	0.75	1.35	17.59	18.34

Variable Annuity Account B

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Invesco V.I. Main Street Small Cap Fund®
2025	3,884	36.19	41.53	159,722	0.20	0.75	1.35	3.79	4.45
2024	5,305	34.87	39.76	209,190	—	0.75	1.35	7.62	8.25
2023	5,642	32.40	36.73	205,598	0.01	0.75	1.35	12.81	13.50
2022	5,281	28.72	32.36	169,462	0.00	0.75	1.35	(19.62)	(19.12)
2021	5,330	35.73	40.01	211,510	0.00	0.75	1.35	17.07	17.78
Janus Henderson VIT Enterprise
2025	48,982	31.90	31.90	1,561,922	0.06	0.75	0.75	3.44	3.44
2024	72,699	27.84	30.84	2,241,336	0.01	0.75	1.35	10.39	11.06
2023	74,144	27.77	27.77	2,057,994	0.00	0.75	0.75	13.49	13.49
2022	79,346	24.47	24.47	1,941,374	0.00	0.75	0.75	(19.24)	(19.24)
2021	80,846	27.85	30.30	2,448,804	0.00	0.75	1.35	11.58	12.26
Janus Henderson VIT Research
2025	35,806	35.82	35.82	1,284,039	—	0.75	0.75	13.75	13.75
2024	39,997	31.49	31.49	1,260,898	—	0.75	0.75	29.96	29.96
2023	42,626	24.23	24.23	1,033,863	0.00	0.75	0.75	37.51	37.51
2022	43,083	17.62	17.62	759,514	—	0.75	0.75	(32.59)	(32.59)
2021	40,328	24.52	26.14	1,055,169	0.00	0.75	1.35	14.96	15.61
Lord Abbett Series Bond-Debenture VC
2025	8,572	10.19	10.19	87,605	5.02	0.75	0.75	4.30	4.30
2024	11,803	9.77	9.77	115,526	0.05	0.75	0.75	2.84	2.84
2023	17,901	9.50	9.50	170,338	0.05	0.75	0.75	2.59	2.59
2022	21,564	9.26	9.26	199,893	0.04	0.75	0.75	(16.05)	(16.05)
2021	25,648	11.03	11.03	283,032	0.03	0.75	0.75	(0.54)	(0.54)
Lord Abbett Series Developing Growth VC
2025	13,110	18.36	18.36	241,020	0.20	0.75	0.75	10.34	10.34
2024	14,090	16.64	16.64	234,654	—	0.75	0.75	17.68	17.68
2023	14,769	14.14	14.14	209,011	—	0.75	0.75	4.20	4.20
2022	13,770	13.57	13.57	187,037	—	0.75	0.75	(38.32)	(38.32)
2021	16,026	22.00	22.00	352,903	—	0.75	0.75	(6.30)	(6.30)

Variable Annuity Account B

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
LVIP American Century Mid Cap Value
2025	30,210	21.01	21.01	633,952	1.71	0.75	0.75	4.84	4.84
2024	27,870	20.04	20.04	557,876	0.02	0.75	0.75	4.54	4.54
2023	30,043	19.17	19.17	575,388	0.02	0.75	0.75	2.13	2.13
2022	30,761	18.77	18.77	576,896	0.02	0.75	0.75	(5.01)	(5.01)
2021	30,221	19.76	19.76	596,603	0.01	0.75	0.75	18.47	18.47
LVIP American Century Ultra
2025	69,011	46.52	53.37	3,660,426	—	0.75	1.35	7.86	8.52
2024	100,357	43.13	49.18	4,916,563	—	0.75	1.35	23.12	23.85
2023	127,088	35.03	39.71	5,032,018	—	0.75	1.35	37.16	38.03
2022	130,176	25.54	28.77	3,735,562	—	0.75	1.35	(35.31)	(34.94)
2021	122,986	39.48	44.22	5,423,905	—	0.75	1.35	17.75	18.46
LVIP American Century Value
2025	33,850	26.79	30.73	1,033,186	1.30	0.75	1.35	10.93	11.58
2024	44,166	24.15	27.54	1,210,505	0.03	0.75	1.35	4.64	5.28
2023	46,685	23.08	26.16	1,216,119	0.02	0.75	1.35	4.34	4.98
2022	48,585	22.12	24.92	1,205,728	0.02	0.75	1.35	(3.95)	(3.37)
2021	50,208	23.03	25.79	1,289,872	0.02	0.75	1.35	19.02	19.73
LVIP JPMorgan Core Bond Fund
2025	11,382	8.01	8.01	90,718	3.12	0.75	0.75	3.22	3.22
2024	13,728	7.76	7.76	106,100	0.04	0.75	0.75	(2.27)	(2.27)
2023	14,190	7.94	7.94	112,262	0.03	0.75	0.75	1.79	1.79
2022	13,641	7.80	7.80	106,051	0.02	0.75	0.75	(15.95)	(15.95)
2021	31,785	9.28	9.28	294,648	0.01	0.75	0.75	(5.31)	(5.31)
MFS® VIT II Research International
2025	11,005	8.91	11.68	128,655	1.61	0.75	1.35	16.62	17.27
2024	18,235	9.96	9.96	181,705	0.01	0.75	0.75	(0.99)	(0.99)
2023	24,526	7.77	10.06	246,824	0.01	0.75	1.35	8.07	8.76
2022	25,874	9.25	9.25	239,594	0.02	0.75	0.75	(20.87)	(20.87)
2021	25,745	9.14	11.69	301,069	0.01	0.75	1.35	6.53	7.15

Variable Annuity Account B

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
MFS® VIT Total Return
2025	42,308	13.29	15.92	675,164	2.73	0.75	1.35	6.15	6.77
2024	49,813	12.52	14.91	743,423	0.02	0.75	1.35	2.88	3.54
2023	54,139	14.40	14.40	781,139	0.02	0.75	0.75	6.12	6.12
2022	60,419	11.53	13.57	820,972	0.01	0.75	1.35	(13.70)	(13.12)
2021	64,220	13.36	15.62	1,003,892	0.02	0.75	1.35	8.97	9.69
MFS® VIT Utilities
2025	24,763	15.85	24.28	593,617	2.72	0.75	1.35	9.92	10.56
2024	26,516	14.42	21.96	563,060	0.02	0.75	1.35	6.58	7.23
2023	28,848	13.53	20.48	574,166	0.03	0.75	1.35	(6.50)	(5.93)
2022	31,490	14.47	21.77	667,987	0.02	0.75	1.35	(3.79)	(3.20)
2021	33,914	15.04	22.49	743,597	0.01	0.75	1.35	8.91	9.60
Morgan Stanley VIF Emerging Markets Equity
2025	31,892	7.71	9.36	298,256	0.35	0.75	1.35	27.23	28.04
2024	39,175	6.06	7.31	285,473	0.02	0.75	1.35	3.06	3.69
2023	37,305	5.88	7.05	262,790	0.02	0.75	1.35	7.30	7.80
2022	45,741	5.48	6.54	298,805	0.00	0.75	1.35	(28.37)	(27.81)
2021	45,629	7.65	9.06	413,319	0.01	0.75	1.35	(1.42)	(0.88)
Morningstar Aggressive Growth ETF Asset Allocation Portfolio
2025	10,866	17.14	17.14	186,223	0.93	0.75	0.75	15.58	15.58
2024	15,816	14.83	14.83	234,552	0.01	0.75	0.75	10.34	10.34
2023	16,535	13.44	13.44	222,224	0.02	0.75	0.75	12.56	12.56
2022	16,052	11.94	11.94	191,621	0.01	0.75	0.75	(16.39)	(16.39)
2021	15,609	14.28	14.28	222,752	0.01	0.75	0.75	13.97	13.97
Morningstar Balanced ETF Asset Allocation Portfolio
2025	27,223	12.98	12.98	353,218	1.83	0.75	0.75	10.56	10.56
2024	29,704	11.74	11.74	348,535	0.02	0.75	0.75	6.15	6.15
2023	29,117	11.06	11.06	321,994	0.02	0.75	0.75	8.64	8.64
2022	33,435	10.18	10.18	340,270	0.02	0.75	0.75	(16.08)	(16.08)
2021	32,184	12.13	12.13	390,328	0.01	0.75	0.75	6.68	6.68

Variable Annuity Account B

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Morningstar Conservative ETF Asset Allocation Portfolio
2025	2,668	9.06	9.06	24,085	2.62	0.75	0.75	4.86	4.86
2024	2,777	8.64	8.64	23,930	0.02	0.75	0.75	1.41	1.41
2023	2,950	8.52	8.52	25,068	0.01	0.75	0.75	3.90	3.90
2022	13,487	8.20	8.20	110,612	0.01	0.75	0.75	(15.11)	(15.11)
2021	13,415	9.66	9.66	129,519	0.01	0.75	0.75	(1.53)	(1.53)
Morningstar Growth ETF Asset Allocation Portfolio
2025	11,026	15.32	15.32	168,996	1.30	0.75	0.75	13.57	13.57
2024	14,047	13.49	13.49	189,582	0.01	0.75	0.75	8.44	8.44
2023	17,298	12.44	12.44	215,142	0.02	0.75	0.75	11.07	11.07
2022	18,757	11.20	11.20	210,096	0.02	0.75	0.75	(16.42)	(16.42)
2021	17,447	13.40	13.40	233,855	0.01	0.75	0.75	10.65	10.65
Morningstar Income and Growth ETF Asset Allocation Portfolio
2025	7,476	10.94	10.94	81,670	1.79	0.75	0.75	7.68	7.68
2024	11,616	10.16	10.16	118,002	0.02	0.75	0.75	3.89	3.89
2023	12,003	9.78	9.78	117,266	0.02	0.75	0.75	6.54	6.54
2022	11,708	9.18	9.18	107,375	0.01	0.75	0.75	(15.70)	(15.70)
2021	16,633	10.89	10.89	181,133	0.01	0.75	0.75	2.54	2.54
NAA All Cap Value Series
2025	5,724	20.84	26.92	154,088	1.39	0.75	1.35	8.04	8.68
2024	6,463	19.29	24.77	159,487	0.02	0.75	1.35	5.58	6.22
2023	12,219	23.32	23.32	284,983	0.01	0.75	0.75	4.53	4.53
2022	11,304	17.59	22.31	252,163	0.01	0.75	1.35	(5.33)	(4.82)
2021	13,574	18.58	23.44	315,746	0.02	0.75	1.35	21.52	22.27

Variable Annuity Account B

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
NAA Large Cap Value Series
2025	27,278	22.20	22.33	608,396	1.62	0.75	1.35	9.31	9.95
2024	30,082	20.31	20.31	610,316	0.02	0.75	1.35	8.61	9.31
2023	35,305	18.58	18.70	655,522	0.02	0.75	1.35	4.64	5.21
2022	36,943	17.66	17.87	651,801	0.01	0.75	1.35	(5.55)	(4.90)
2021	40,262	18.57	18.92	747,458	0.02	0.75	1.35	21.67	22.33
NAA Large Core Series
2025	31,549	19.59	23.52	633,634	2.70	0.75	1.35	11.47	12.14
2024	36,780	17.47	21.10	656,999	0.03	0.75	1.35	20.50	21.24
2023	39,308	14.41	17.51	578,704	0.02	0.75	1.35	21.51	22.22
2022	39,686	11.79	14.41	477,451	0.01	0.75	1.35	(24.04)	(23.54)
2021	40,059	15.42	18.97	633,084	0.01	0.75	1.35	23.02	23.76
NAA Large Growth Series
2025	8,044	25.73	30.52	207,396	2.03	0.75	1.35	12.00	12.70
2024	11,497	22.83	27.25	262,863	0.03	0.75	1.35	26.51	27.33
2023	10,640	17.93	21.54	191,214	0.02	0.75	1.35	33.96	34.71
2022	17,230	13.31	16.08	229,480	0.00	0.75	1.35	(33.61)	(33.22)
2021	19,246	19.93	24.22	385,304	0.01	0.75	1.35	22.32	23.10
NAA Mid Growth Series
2025	79,768	20.08	20.97	1,601,235	2.35	0.75	1.35	(2.19)	(1.62)
2024	105,209	20.41	21.44	2,147,971	0.03	0.75	1.35	12.37	13.07
2023	147,591	18.05	19.08	2,665,245	0.01	0.75	1.35	20.99	21.71
2022	154,319	14.83	15.77	2,288,731	0.00	0.75	1.35	(30.83)	(30.41)
2021	145,435	21.31	22.80	3,100,760	0.01	0.75	1.35	8.83	9.51
NAA Small Cap Value Series
2025	5,852	42.40	42.40	248,182	0.99	0.75	0.75	(0.52)	(0.52)
2024	8,485	42.62	42.62	361,691	0.01	0.75	0.75	4.51	4.51
2023	9,719	26.88	40.78	396,377	0.01	0.75	1.35	5.58	6.25
2022	9,943	25.46	38.38	375,823	0.01	0.75	1.35	(7.82)	(7.27)
2021	9,584	27.62	41.39	394,141	0.01	0.75	1.35	20.82	21.52

Variable Annuity Account B

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
NAA Small Growth Series
2025	54,133	12.74	12.74	689,972	2.28	0.75	0.75	2.58	2.58
2024	92,128	12.42	12.42	1,144,661	0.03	0.75	0.75	8.57	8.57
2023	92,653	11.44	19.60	1,059,957	0.01	0.75	1.35	15.84	16.62
2022	95,014	9.81	16.92	932,472	0.00	0.75	1.35	(29.71)	(29.32)
2021	92,991	13.88	13.88	1,290,852	0.00	0.75	0.75	2.66	2.66
NAA Smid-Cap Value Series
2025	19,960	32.01	48.11	951,065	1.15	0.75	1.35	2.76	3.40
2024	24,739	31.15	46.53	1,142,293	0.01	0.75	1.35	4.39	5.03
2023	27,861	29.84	44.30	1,226,092	0.01	0.75	1.35	5.07	5.70
2022	26,893	28.40	41.91	1,119,342	0.01	0.75	1.35	(6.02)	(5.46)
2021	28,345	30.22	44.33	1,248,305	0.02	0.75	1.35	18.46	19.20
NAA World Equity Income Series
2025	31,834	16.46	18.17	524,733	1.85	0.75	1.35	17.53	18.25
2024	43,055	13.92	15.46	600,454	0.03	0.75	1.35	7.74	8.41
2023	48,983	12.84	14.35	629,419	0.03	0.75	1.35	7.49	8.17
2022	50,167	11.87	13.35	596,001	0.02	0.75	1.35	(12.97)	(12.46)
2021	55,015	13.56	15.34	749,106	0.01	0.75	1.35	16.57	17.30
Neuberger Berman AMT Quality Equity Portfolio (a)
2025	12,496	39.46	44.46	555,519	—	0.75	1.35	8.59	9.27
2024	16,031	36.34	40.69	654,555	—	0.75	1.35	20.17	20.89
2023	17,185	30.24	33.66	580,616	0.00	0.75	1.35	21.20	21.91
2022	20,069	24.95	27.61	555,808	0.00	0.75	1.35	(22.10)	(21.63)
2021	23,989	32.03	35.23	846,913	0.00	0.75	1.35	17.89	18.62

(a)	Name change. See Note 1.

Variable Annuity Account B

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Nomura VIP Asset Strategy Series (a)
2025	6,366	12.31	12.31	78,436	1.28	0.75	0.75	12.32	12.32
2024	6,455	10.96	10.96	70,787	0.02	0.75	0.75	8.30	8.30
2023	7,570	10.12	10.12	76,650	0.02	0.75	0.75	9.76	9.76
2022	9,621	9.22	9.22	88,762	0.01	0.75	0.75	(17.90)	(17.90)
2021	11,311	11.23	11.23	127,054	0.02	0.75	0.75	6.34	6.34
PIMCO VIT All Asset
2025	6,110	13.25	15.20	88,105	4.65	0.75	1.35	9.32	9.99
2024	6,302	12.12	13.82	82,771	0.06	0.75	1.35	(0.66)	(0.07)
2023	7,605	12.20	13.83	101,054	0.03	0.75	1.35	3.48	4.14
2022	7,563	11.79	13.28	96,643	0.07	0.75	1.35	(15.60)	(15.09)
2021	7,622	13.97	15.64	114,415	0.11	0.75	1.35	11.31	11.95
PIMCO VIT CommodityRealReturn Strategy
2025	29,342	4.96	5.78	168,070	2.86	0.75	1.35	13.76	14.46
2024	35,051	4.36	5.05	174,768	0.02	0.75	1.35	(0.23)	0.40
2023	36,557	4.37	5.03	181,873	0.16	0.75	1.35	(11.90)	(11.29)
2022	37,504	4.96	5.67	209,640	0.23	0.75	1.35	3.98	4.61
2021	41,071	4.77	5.42	219,245	0.04	0.75	1.35	27.88	28.44
PIMCO VIT Emerging Markets Bond
2025	1,942	11.05	11.84	23,004	6.03	0.75	1.35	9.95	10.65
2024	2,827	10.05	10.70	30,257	0.07	0.75	1.35	2.87	3.48
2023	2,803	9.77	10.34	28,995	0.06	0.75	1.35	6.20	6.93
2022	2,790	9.20	9.67	26,990	0.04	0.75	1.35	(19.37)	(18.94)
2021	4,698	11.41	11.93	55,975	0.05	0.75	1.35	(6.78)	(6.21)

(a)	Name change. See Note 1.

Variable Annuity Account B

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)
2025	16,912	9.90	10.91	184,133	3.52	0.75	1.35	(0.50)	0.18
2024	17,940	9.95	10.89	195,007	0.03	0.75	1.35	1.02	1.49
2023	29,949	9.85	10.73	319,725	0.02	0.75	1.35	4.34	4.99
2022	26,836	9.44	10.22	273,764	0.01	0.75	1.35	(14.03)	(13.46)
2021	33,214	10.98	11.81	391,686	0.02	0.75	1.35	(6.07)	(5.52)
PIMCO VIT Low Duration
2025	23,912	6.61	7.58	179,755	3.79	0.75	1.35	1.07	1.61
2024	30,975	6.54	7.46	229,619	0.04	0.75	1.35	—	0.67
2023	37,977	6.54	7.41	279,960	0.04	0.75	1.35	0.46	1.09
2022	53,567	6.51	7.33	391,797	0.02	0.75	1.35	(9.71)	(9.28)
2021	58,945	7.21	8.08	475,070	0.01	0.75	1.35	(5.13)	(4.49)
PIMCO VIT Real Return
2025	81,396	8.87	10.18	829,064	3.29	0.75	1.35	3.26	3.88
2024	93,882	8.59	9.80	919,653	0.03	0.75	1.35	(2.28)	(1.61)
2023	100,372	8.79	9.96	1,000,165	0.03	0.75	1.35	(0.79)	(0.20)
2022	99,577	8.86	9.98	993,139	0.07	0.75	1.35	(15.62)	(15.14)
2021	111,507	10.50	11.76	1,310,338	0.05	0.75	1.35	1.06	1.73
PIMCO VIT Total Return
2025	37,127	8.28	8.28	307,272	4.02	0.75	0.75	4.81	4.81
2024	42,724	7.90	7.90	337,502	0.04	0.75	0.75	(1.37)	(1.37)
2023	50,653	8.01	8.01	405,561	0.04	0.75	0.75	1.91	1.91
2022	59,603	7.86	7.86	468,213	0.02	0.75	0.75	(17.52)	(17.52)
2021	66,010	9.53	9.53	628,822	0.02	0.75	0.75	(4.99)	(4.99)
Putnam VT Small Cap Value
2025	1,470	15.40	15.40	22,640	0.65	0.75	0.75	1.38	1.38
2024	1,445	15.19	15.19	21,943	0.01	0.75	0.75	2.29	2.29
2023	1,403	14.85	14.85	20,835	0.00	0.75	0.75	19.28	19.28
2022	1,359	12.45	12.45	16,929	0.00	0.75	0.75	(16.22)	(16.22)
2021	1,305	14.86	14.86	19,400	0.01	0.75	0.75	34.85	34.85

Variable Annuity Account B

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Royce Micro-Cap
2025	7,845	16.20	16.20	126,574	—	0.75	0.75	9.68	9.68
2024	11,358	14.77	14.77	167,285	—	0.75	0.75	9.49	9.49
2023	12,576	10.99	13.49	169,206	—	0.75	1.35	13.77	14.42
2022	12,437	11.79	11.79	146,246	—	0.75	0.75	(25.24)	(25.24)
2021	14,090	13.01	15.77	221,819	—	0.75	1.35	24.50	25.16
T. Rowe Price Health Sciences
2025	49,749	21.23	21.23	1,057,082	—	0.75	0.75	13.47	13.47
2024	74,571	18.71	18.71	1,395,964	—	0.75	0.75	(2.30)	(2.30)
2023	77,322	19.15	19.15	1,481,854	—	0.75	0.75	(1.14)	(1.14)
2022	79,807	19.37	19.37	1,546,409	—	0.75	0.75	(15.86)	(15.86)
2021	80,329	23.02	23.02	1,850,308	—	0.75	0.75	8.64	8.64
Templeton Developing Markets VIP Fund
2025	10,579	13.14	13.14	139,018	0.57	0.75	0.75	40.84	40.84
2024	12,978	9.33	9.33	121,060	0.03	0.75	0.75	3.78	3.78
2023	18,688	8.99	8.99	168,117	0.02	0.75	0.75	8.44	8.44
2022	18,634	8.29	8.29	154,519	0.03	0.75	0.75	(24.84)	(24.84)
2021	16,710	11.03	11.03	184,388	0.01	0.75	0.75	(9.22)	(9.22)
Templeton Global Bond VIP Fund
2025	156,080	6.13	6.13	957,312	—	0.75	0.75	11.45	11.45
2024	228,534	5.50	5.50	1,257,718	—	0.75	0.75	(14.73)	(14.73)
2023	294,954	6.45	6.45	1,901,403	—	0.75	0.75	(0.92)	(0.92)
2022	280,114	6.51	6.51	1,822,345	—	0.75	0.75	(8.44)	(8.44)
2021	313,166	7.11	7.11	2,225,419	—	0.75	0.75	(8.49)	(8.49)
Western Asset Variable Global High Yield Bond
2025	1,296	10.88	11.29	14,637	4.61	0.75	1.35	5.32	5.91
2024	2,323	10.33	10.66	24,422	0.06	0.75	1.35	2.08	2.70
2023	2,250	10.12	10.38	23,075	0.05	0.75	1.35	5.31	5.92
2022	2,195	9.61	9.80	21,315	0.06	0.75	1.35	(17.51)	(17.02)
2021	2,421	11.65	11.81	28,400	0.04	0.75	1.35	(3.32)	(2.64)

Variable Annuity Account B

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

(1)

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. Average net assets is a simple average of net assets and will not reflect offsetting changes in net assets occurring within a year. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2)

These ratios represent the annualized contract expenses of the Account, consisting primarily of administrative and mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to the unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded. The additional fees for the mortality and expense risk charges applied to policies whose contract values are less than $100,000 are excluded from these ratios because they result in reductions of contract owner units, rather than direct reductions to the unit values. See Note 2.

(3)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the inception date through the end of the reporting period.

(4)	Unit value information is calculated on a daily basis regardless of whether or not the subaccount has contractholders.

5. Subsequent Events

The Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

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